Exhibit 10.22
CLINICAL SERVICES MASTER AGREEMENT
          THIS CLINICAL SERVICES MASTER AGREEMENT (this “Master Agreement”) is entered into as of this 1st day of June, 2005, by and between Peplin Operations Pty Ltd ACN 093 317 367 (“Sponsor”) of Level 2, 1 Breakfast Creek Road, Newstead in the state of Queensland, Australia and Omnicare CR, Inc., (“Omnicare CR”) a Delaware corporation.
          WHEREAS, Sponsor requires various clinical research services from time to time in support of various projects (individually, a “Project,” and collectively, the “Projects”), which shall be set forth in Exhibits to this Master Agreement; and
          WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”;
          NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR hereby agree as follows:
1.	Scope of Master Agreement; Obligations
1.1.	The specific responsibilities and obligations to be performed by Omnicare CR with respect to a Project (the “Services”), as set forth in the applicable Protocol(s), are expressly set forth in Exhibit(s) attached to this Master Agreement, which, together with the Exhibit(s) attached hereto, are incorporated by reference herein. No Exhibit will be attached to this Master Agreement or become effective without first being executed by duly authorized representatives of the parties hereto. To the extent any terms set forth in an Exhibit shall conflict with the terms set forth in this Master Agreement, the terms of this Master Agreement will take precedence unless the Exhibit expressly states that a conflicting term is intended to modify a specific term in this Master Agreement. The responsibility for the Services is being transferred to Omnicare CR in accordance with 21 C.F.R. §312.52. Those responsibilities and obligations not specifically transferred to and assumed by Omnicare CR in this Master Agreement or the Exhibit(s) as constituting part of the Services shall be and remain the sole responsibility of Sponsor.

1.2.	Omnicare CR agrees that Omnicare CR will provide the Services in accordance with (a) all applicable federal laws and regulations, including standards of Good Clinical Practices; and (b) the standards and practices that are generally accepted in the industry and exercised by other persons engaged in performing similar services.

1.3.	In the discharge of its duties, Omnicare CR shall comply with all reasonable directions of Sponsor as may be given in writing from time to time in respect of the Services.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.4.	Omnicare CR shall at all times provide sufficient appropriately-trained and qualified clinical research personnel on a given Project to meet the demands of said Project.

1.5.	In the event that Sponsor or a third-party engaged by Sponsor performs an audit of the Project, Omnicare CR will respond in writing to the audit findings within thirty (30) days of receipt of same.

1.6.	Omnicare CR shall use its commercially reasonable efforts, skills and abilities to promote the interests of Sponsor and to diligently and competently perform its duties under this Master Agreement.
2.	Payment
2.1.	In consideration of the Services, Sponsor shall pay to Omnicare CR: (a) the Service Fees (as defined in Section 2.2); and (b) the Pass-Through Costs (as defined in Section 2.3).

2.2.	As used in this Master Agreement, the term “Service Fees” means all amounts due for the Services, exclusive of the Pass-Through Costs. The estimated Service Fees and the payment schedule therefor are set forth in the Exhibit(s), and shall be increased to include: (a) the costs of any additional Services required as a result of Project changes by Sponsor; (b) any costs that arise out of or relate to a Force Majeure as outlined in Section 10 below, and (c) where a Project requires more time than allotted in the Exhibit(s), and the parties agree to continue such Project beyond the expected conclusion date, any additional costs that may be incurred in order to complete such Project, at the contractual rates set forth in the applicable Exhibit(s). All payments of Service Fees shall be made within thirty (30) days of receipt of invoice. If any payment of Service Fees is late by more than thirty (30) days, such payment shall be subject to a liquidated damages fee of 1.5% per month of the outstanding balance.

2.3.	As used in this Agreement, the term “Pass-Through Costs” means all investigator, Institutional Review Board or other applicable pass-through costs actually and reasonably incurred by Omnicare CR under this Agreement or the Exhibit(s) in order to expedite successful completion of a Project, which costs are normal and routine to studies similar to such Project (e.g., advancing an investigator’s Institutional Review Board fee and investigator grant payments or reimbursing reasonable additional, unbudgeted patient expenses). In order to enable Omnicare CR to maintain a balance to be applied towards investigator-related Pass-Through Costs, Omnicare CR shall invoice Sponsor for all reasonably anticipated Pass-Through Costs (the “Estimated Pass-Through Costs”) in advance of the expected payment date therefor. Except with respect to investigator-related payments, which are payable upon receipt, all Pass-Through Costs shall be paid within thirty (30) days of receipt of invoice. If any payment Pass-Through Costs is late by more than thirty (30) days, such payment shall be subject to liquidated damages of 1.5% per month of the outstanding balance. The anticipated Pass-Through Costs and Estimated Pass-Through Costs and the payment schedule therefor are set forth in the Exhibit(s).

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.4.	Where applicable, language pertaining to annual price increases will be included in each Exhibit.

2.5.	Taxes (and any penalties thereon) imposed on any payment made by Sponsor to Omnicare CR will be the responsibility of Omnicare CR. Any sales tax, usage tax, Value Added Tax (VAT), or other similar taxes shall be the responsibility of the Sponsor.

2.6.	Sponsor shall make payment direct to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
First Union National Bank
Philadelphia, PA
ABA # ****
Acct # ****
3.	Confidentiality
3.1.	That certain Confidentiality Agreement by and between Omnicare CR and Sponsor dated as of 25th November 2004 (the “Confidentiality Agreement”) is hereby terminated and of no further force or effect.

3.2.	In connection with the performance of the Services, Sponsor shall provide to Omnicare CR, and Omnicare CR shall have access to, Sponsor’s Confidential Information. As used in this Master Agreement, “Sponsor’s Confidential Information” means any (a) information provided by, or developed for, Sponsor within the framework of or in undertaking activity pursuant to this Master Agreement, the Exhibit(s) or the Confidentiality Agreement; or (b) data collected during a Project.

3.3.	In connection with this Master Agreement, Sponsor will have access to, or become acquainted with, Omnicare CR’s Confidential Information. As used in this Master Agreement, “Omnicare CR’s Confidential Information” means any (a) information generated or obtained in connection with Omnicare CR’s pricing, proposals or contracts (including the provisions of this Master Agreement and the Exhibit(s)); (b) of Omnicare CR’s procedures, programs, guidelines or policies (including, without limitation, its Standard Operating Procedures); or (c) information designated in writing as “confidential.”

3.4.	Neither Sponsor’s Confidential Information nor Omnicare CR’s Confidential Information (collectively, “Confidential Information”) shall include any information that:
(a)	was known by the receiving party at the time of disclosure to it by the disclosing party, or that is independently developed or discovered by the receiving party, after disclosure by the disclosing party, without the aid, application or use of any

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

item of the disclosing party’s Confidential Information, as evidenced by written records;

(b)	is now or subsequently becomes, through no act or failure to act on the part of the receiving party, generally known or available;

(c)	is disclosed to the receiving party by a third party authorized to disclose it; or

(d)	is required by law or by court or administrative order to be disclosed; provided, that the receiving party shall have first given prompt notice to the other party of such required disclosure.
3.5.	Each party shall exercise due care to prevent the unauthorized use or disclosure of the other party’s Confidential Information, and shall not, without the other party’s prior written consent, (a) use the other party’s Confidential Information for any purpose other than performing its obligations under this Master Agreement and the Exhibit(s); or (b) disclose or otherwise make available, directly or indirectly, any item of the other party’s Confidential Information to any person or entity other than those employees, independent contractors, agents or investigators of such party and/or its affiliate entities (collectively, “Representatives”) who reasonably need to know the same in the performance of such party’s obligations under this Master Agreement (including the Exhibit(s)), or in order to make decisions or render advice in connection therewith. For the convenience of the parties, each party acknowledges that unless precluded in writing by the other party, Confidential Information may be transmitted to a party and/or its Representatives via the Internet. Each party shall advise its Representatives who have access to the other party’s Confidential Information of the confidential nature thereof, and agrees that such Representatives will be bound by terms of confidentiality and restrictions on use with respect thereto that are at least as restrictive as the terms of this Section 3.

3.6.	The provisions of this Section 3 shall survive for a period of five (5) years from the date of any expiration or termination of this Master Agreement, however caused.

3.7	Omnicare CR acknowledges that in accordance with Section 1043A of the Corporations Act of the Commonwealth of Australia:
(a)	Omnicare CR may from time to time as a consequence of the services provided hereunder possess confidential information which may have a material effect on the price or value of the securities of Sponsor and may therefore constitute “inside information” for the purposes of the Corporations Act; and

(b)	as an insider one must not (whether as principal or agent in possession of such inside information):
•	apply for, acquire or dispose of such securities, or enter into an agreement to apply for, acquire or dispose of any such securities; or

•	procure another person to apply for, acquire or dispose of, or to enter into an agreement to apply for acquire or dispose of, any such securities.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

and acknowledges further that:
(c)	once in possession of confidential information, a party may be subject to the insider trading restrictions imposed by the Corporations Act and may be prohibited from trading in the securities (as noted above) and / or communicating the confidential information to any other person who would be likely to subscribe for, purchase or sell securities, or procure a third person to do the same until such date when this confidential information has been made “public” in terms of the requirements of the Corporations Act; and

(d)	it must seek its own legal advice on its responsibilities under the Corporations Act and that neither party purports that the comments in this clause are either advice or a comprehensive description of the provisions of the Corporations Act.
4.	Property of Sponsor
4.1.	All (a) of Sponsor’s Confidential Information (including, without limitation, all original Project records and reports), (b) unused clinical supplies provided by Sponsor, and (c) complete and incomplete Case Report Forms, which in any case are in Omnicare CR’s possession, shall be and remain Sponsor’s property; provided, however, that Omnicare CR may retain one copy of Sponsor’s Confidential Information in its files for archival purposes, as a means of determining any continuing obligations under this Master Agreement (including the Exhibit(s)).

4.2.	All inventions, improvements in know-how, new uses, processes and compounds involving the study drug(s) and/or product(s) covered by this Master Agreement and/or the Exhibit(s) that are conceived or reduced to practice as a direct result of the Project(s) (“Inventions”) shall be and remain the sole property of Sponsor. Omnicare CR shall cooperate with Sponsor in obtaining, at Sponsor’s sole cost and expense, any patent protection as may be available for the Inventions, and shall execute all documents reasonably deemed necessary by Sponsor for purposes of procuring such patent protection. Omnicare CR agrees that Omnicare CR shall endeavor to ensure contractually the prompt disclosure to Sponsor by any investigator, employee or other individual retained by Omnicare CR for a Project of any Inventions, as well as the cooperation of such persons in securing patent protection as set forth herein.

4.3.	Notwithstanding the foregoing, Sponsor acknowledges that Omnicare CR and their respective professional staff currently possess certain inventions, processes, know-how, trade secrets, methods, approaches, analyses, improvements, other intellectual properties and other assets including, but not limited to, clinical trial management analyses, analytical methods, procedures and techniques, computer technical expertise and proprietary software, and technical and conceptual expertise in the area of conducting clinical trials, all of which have been developed independently by Omnicare CR without the benefit of any information provided by Sponsor (collectively, “Omnicare CR Property”). Sponsor agrees that any Omnicare CR Property which is used, improved, modified or developed by Omnicare CR under or

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

during the term of this Master Agreement shall be and remain the sole and exclusive property of Omnicare CR.
5. Restrictions on Announcements
Omnicare CR shall not make any announcement, oral presentation or publication relating to any Project without Sponsor’s prior written consent (which consent shall not be unreasonably withheld), except as required by law or by court or administrative order. Neither Omnicare CR nor Sponsor shall employ or use the name of the other party in any publication or promotional material or in any form for public distribution, without the prior written consent of the other party, except as required by law or by court or administrative order.
6. FDA Inspection
In the event that Omnicare CR receives a Notice of Inspection (a “Notice”) from the Food and Drug Administration (“FDA”) which relates to any Project Omnicare CR shall: (a) notify Sponsor promptly of such Notice; (b) keep Sponsor informed of the progress of the inspection; and (c) provide to Sponsor a copy of any documents produced to the FDA pursuant to such Notice. Sponsor acknowledges that it is Omnicare CR’s obligation to respond to a Notice directed to Omnicare CR and that Omnicare CR must respond to the Notice without advice from, or consultation with, Sponsor concerning the contents thereof.
7. Access to Facilities and Records
7.1.	Sponsor’s authorized representatives may visit Omnicare CR’s site and facilities at reasonable times and with reasonable frequency during normal business hours and upon reasonable advance written notice, to observe the progress of any Services. All such visits shall be subject to Omnicare CR’s restrictions and procedures relating to safety, security and protection of Confidential Information, and in connection therewith, Sponsor’s authorized representatives may be required to sign a confidentiality agreement, or an access agreement for special access-controlled areas.

7.2.	During the term of this Master Agreement, Omnicare CR shall maintain all materials and all other data obtained or generated by Omnicare CR in the course of providing the Services hereunder, including all computerized records and files. Omnicare CR shall cooperate with any reasonable internal review or audit by Sponsor and make available to Sponsor for examination and duplication, during normal working hours and at mutually agreeable times, all documentation, data and information relating to a Project.

7.3.	Upon the expiration or termination of this Master Agreement, all materials and all other data and information obtained or generated by Omnicare CR as a direct result of providing the Services hereunder will, at Sponsor’s option and cost and expense, be (i) delivered to Sponsor’s offices at the address provided herein in such form as is then currently in the possession of Omnicare CR, (ii) retained by Omnicare CR for Sponsor for a period of two years, or (iii) disposed of as directed in writing by Sponsor, unless such materials are otherwise required to be stored or maintained by

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare CR under applicable law. In no event shall Omnicare CR dispose of any materials or data or other information obtained or generated by Omnicare CR as a direct result of providing the Services without first giving Sponsor sixty (60) days prior written notice of its intent to dispose same. Notwithstanding the foregoing, Omnicare CR may retain copies of any such materials, data and information as is reasonably necessary for regulatory purposes or to demonstrate the satisfaction of its obligations hereunder, all subject to the confidentiality obligations set forth herein.
8. Indemnification
8.1.	Sponsor agrees to indemnify, defend and hold harmless Omnicare CR and its Affiliate Entities, and their respective officers, directors and employees from and against any and all claims, demands, investigations, suits or actions (each a “Claim”) for any and all liabilities, losses, damages, penalties, costs or expenses of every kind whatsoever (including but not limited to court costs, legal fees, awards of settlements) arising out of, in connection with or related to this Master Agreement and/or the Exhibit(s); provided, however, that Sponsor’s indemnity obligations under this Section 8 shall not apply to any Claim to the extent arising directly from Omnicare CR’s negligence or willful malfeasance.

8.2.	Omnicare CR agrees to indemnify, defend and hold harmless Sponsor and its respective officers, directors and employees from and against any and all Claims for any and all liabilities, losses, damages, penalties, costs or expenses of every kind whatsoever (including but not limited to court costs, legal fees, awards or settlements) arising out of, in connection with or related to any breach of this Master Agreement and/or the Exhibit(s) by Omnicare CR, including any breach of warranties, or any willful, unlawful or negligent act or omission of Omnicare CR.

8.3.	Each person or entity seeking indemnification under this Section 8 (the “Indemnified Party”) shall, as a condition thereto, notify the other party within twenty (20) days after the receipt of notice of the Claim; provided, however, that the other party shall not be released from its obligations under this Section 8 if the failure to notify that other party within twenty (20) days does not materially prejudice the defense of such Claim. That other party shall have the right to select defense counsel and to direct the defense or, with the consent of the indemnified party (which consent shall not be unreasonably withheld) settlement of, any Claim. In the event that representation of an Indemnified Party and the other party by the same counsel would be a conflict of interest for such counsel, the Indemnified Party may select its own independent counsel without relieving the other party of its obligations under this Section 8. Under no circumstances shall an Indemnified Party settle or otherwise compromise any Claim without the other party’s prior written consent.

8.4.	This clause shall survive the expiration or termination of the Master Agreement and/or the Exhibit(s).
9. Termination

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9.1.	Either party may terminate this Master Agreement and/or any Exhibit at any time and for any reason upon a minimum of thirty (30) days’ prior notice, provided that Omnicare CR may only terminate under this sub-clause in the event that there are no active Exhibits, ie, all tasks under all Exhibits have been completed.

9.2.	Without limiting the generality of any other clause in this Master Agreement or the remedies available to either party, either party may terminate this Master Agreement immediately by notice in writing if:
(a)	the other party is in material breach of any terms of this Master Agreement or any Exhibit and, where such breach is remediable, such party fails to remedy such material breach or establish a corrective action plan to cure such material breach (which plan shall outline actions to be taken and relevant dates) acceptable to the non-breaching party within fifteen (15) days of receiving notice to do so from the non-breaching party;

(b)	the other party is in serious and/or presistent breach of any terms of this Master Agreement or any Exhibit. Failure to perform in accordance with the corrective action plan outlined above shall be deemed a serious breach; or

(c)	the other party becomes, threatens to become or is in jeopardy of becoming insolvent.
9.3.	Upon receipt of any notice of termination, a party shall avoid or limit, to the extent practicable, incurring any futher commitments, obligations or costs which would otherwise result in Service Fees and Pass-Through Costs.

9.4.	Upon any early termination, Sponsor shall pay to Omnicare CR all Service Fees and Pass-Through Costs due and owing based upon Services completed and costs incurred through the effective date of termination, including costs for materials and/or services previously acquired or contracted for which will not be used for the Services as a result of such termination.

9.5.	Any funds held by Omnicare CR which by contract definition or amendment are deemed unearned (including, without limitation, any Estimated Pass-Through Costs not used to satisfy Pass-Through Costs) shall be returned to Sponsor within sixty (60) days after conclusion or termination of the Project(s) set forth in the applicable Exhibit(s).

9.6.	Following completion or termination of any Project, Omnicare CR shall forward all original Project records and reports to Sponsor (or to a repository designated by Sponsor in writing) at Sponsor’s sole cost and expense. Thereafter, Omnicare CR shall retain any documentation related to such Project in compliance with Omnicare CR’s corporate policy on retention and destruction of records.
10. Force Majeure

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If either party’s performance of this Master Agreement or any Exhibit is prevented, restricted or delayed (either totally or in part) by reason of any cause beyond the reasonable control of the parties, such as acts of God, explosion, disease, weather, war, insurrection, civil strike, riot or power failure, the party so affected shall, upon giving notice thereof to the other party, be free and be excused from such performance to the extent of such prevention, restriction or delay; provided, that the affected party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed; and provided further, that nothing herein shall relieve either party from the obligation to pay promptly in full all payments that may be due to the other party under this Master Agreement or the Exhibit(s). In addition to the above, the affected party shall be free from any liabilities, losses, damages, penalties, costs or expenses arising out of or related to such cause beyond the reasonable control of such affected party. If such cause for non-performance exceeds or is likely to exceed thirty (30) days, a party other than the affected party may immediately terminate the Master Agreement and/or the Exhibit(s).
11. No Conflict
Each party represents and warrants that it is authorized to enter into this Master Agreement, that it is not prevented from or impeded in carrying out its obligations under the Master Agreement and/or the Exhibit(s) by way of any agreement, arrangement or understanding that it may have with any other person and that the terms hereof are not inconsistent with or a violation of any other legal obligation to which it is subject.
12. Limitations
12.1.	Sponsor acknowledges that the results of the Project(s) are inherently uncertain and that, accordingly, there can be no assurance, representation or warranty by Omnicare CR that the study drug(s) and/or product(s) covered by this Master Agreement and/or the Exhibit(s) can, either during the term of this Master Agreement or thereafter, be developed sucessfully or, if so developed, will receive the required approval(s) from the FDA orther regulatory agency or authority.

12.2	Both parties acknowledge that the Services constitute research and development. Accordingly, Sponsor’s sole remedy for any breach or default hereof by Omnicare CR shall be termination of this Master Agreement or the applicable Exhibit as herein provided or a return of any Service Fees paid to Omnicare CR for Services improperly performed or not performed. In no event shall Omnicare CR be liable for any special, indirect, incidental or consequential damages (whether in contract or tort).
13. Non-Debarment
13.1.	Omnicare CR represents and warrants that Omnicare CR has not been nor is currently:
(a)	an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) (a “Debarred Individual”) from providing services in any capacity to a

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person that has an approved or pending drug product application, or an employer, employee or partner of a Debarred Individual; or

(b)	a corporation, partnership, or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) (a “Debarred Entity”) from submitting or assisting in the submission of an abbreviated new drug application, or an employee, partner, shareholder, member, subsidiary or affiliate entity of a Debarred Entity.
13.2.	Omnicare CR further represents and warrants that Omnicare CR has no knowledge of any circumstances which may affect the accuracy of the representations and warranties set forth in Section 13.1 including, but not limited to, FDA investigations of, or debarment proceedings against, Omnicare CR or any person or entity performing, or rendering assistance related to, the Services. Omnicare CR will notify Sponsor promptly upon becoming aware of any such circumstances during the term of this Master Agreement.
14. Independent Contractor
The status of the parties under this Master Agreement is that of independent contractors, and, except as specifically set forth herein, or in the Exhibit(s), neither party has any authority to bind or act on behalf of the other party without its express written consent.
15. Notices
Any notices, requests or other communications given under this Master Agreement shall be in writing and shall be given by, personal delivery, or sent by (a) facsimile transmission (with message confirmed during normal business hours); (b) first class mail, postage prepaid; or (c) Federal Express (or equivalent nationally recognized overnight delivery service), delivery charges prepaid. All notices shall be given to a party at its respective address set forth below, or at such other address as such party from time to time may specify by notice in accordance with this Section 15. A notice shall be deemed given when actually received; provided, that if any facsimile notice is received after 5:00 P.M. local time at the place of receipt, it shall be deemed to have been given as of the next following business day.

If to Omnicare CR:	Omnicare CR, Inc.
630 Allendale Road
King of Prussia, PA 19406
Attention: Global Client Contracts

If to Sponsor:	Peplin Operations Pty Ltd
Level 2, 1 Breakfast Creek Road
Newstead
QLD 4006
Australia

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Attention: Dr Peter Welbum
16. Entire Agreement
This Master Agreement, together with all corresponding Exhibits, Amendments or Change Orders, constitutes the entire agreement between Sponsor and Omnicare CR with respect to the subject matter hereof, and replaces and supersedes any and all prior and contemporaneous agreements and/or understandings, whether oral or written, between Sponsor and Omnicare CR with respect to the subject matter hereof. This Master Agreement (including the Exhibit(s)) may be amended or modified only by a written instrument executed by a duly authorized officer of each party.
17. Construction of Agreement
The descriptive headings of the Sections of this Master Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions of this Master Agreement. The failure of either party to enforce any provision of this Master Agreement (including the Exhibit(s)) shall not be construed as a waiver or limitation of that party’s subsequent rights to enforce and compel strict compliance with every provision of this Master Agreement. To the extent any provision of this Master Agreement or the application thereof is found by a proper authority to be invalid or unenforceable, it shall be considered deleted herefrom, and the remainder of this Master Agreement shall continue in full force and effect.
18. Assignment and Sub-contracting
Neither Sponsor nor Omnicare CR may assign this Master Agreement or any rights hereunder or delegate the performance of any duties hereunder without the prior written approval of the other party, which approval shall not be unreasonably delayed or withheld; provided, however, that without such consent, either party may assign this Master Agreement in connection with the transfer or sale of all or substantially all of its assets, stock or business, or its merger, reorganization, consolidation or combination with or into another entity; provided, further, however, without such consent, Omnicare CR may assign any rights hereunder to an Affiliate Entity and Sponsor may assign any rights hereunder to its parent company or a subsidiary of said parent company without the consent of Omnicare CR. Omnicare CR shall not sub-contract any Services under an Exhibit to any legal entity other than an Affiliate Entity without the prior written consent of Sponsor, such consent not to be unreasonably withheld. Subject to the foregoing, this Master Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.
19. Timely Review
Sponsor acknowledges that Omnicare CR will require, among other things: (a) timely review of Omnicare CR’s work product; and (b) timely supplies of documents, data, records, and investigational drug product(s) from Sponsor in order to properly perform the Services hereunder and that Omnicare CR are not responsible for errors, delays or other consequences arising from the failure of Sponsor to provide such review and/or materials. Sponsor therefore agrees that it will: (a) promptly review Omnicare CR’s work product where such review is required and/or

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necessary; and (b) provide all documents, data, records, investigational drug product(s) and other materials necessary for completion of Omnicare CR’s tasks and Services in a timely manner and in accordance with the schedule or timeline for the applicable Project.
Sponsor agrees to reasonably extend all deadlines hereunder due to delays (by Sponsor or contractors under its control) in (a) reviewing Omnicare CR’s work product; and (b) providing documents, data, records and investigational drug product(s) and other materials needed for the completion of Omnicare CR’s tasks and Services.
20. Restriction
For the period commencing on the date of execution of the last party to sign this Master Agreement and continuing for a period of one (1) year after the termination or expiration of this Master Agreement, each party agrees that it shall not knowingly solicit (as defined below) any of the other party’s or any of the other party’s affiliates’ then current personnel, whether employees or independent contractors under agreement with that other party. As used in this Section 20, “solicit” means the initiation of a contact with any of the other party’s or any of the other party’s affiliates’ then current personnel for the purpose of offering employment to such personnel, but shall not include the circumstance where any such personnel initiate a contact with the party for the purpose of obtaining employment with that party, whether in response to a general advertisement of employment placed by that party or otherwise, or where such contact is initiated by a third party who was not instructed to contact such personnel by that party. In the event a party breaches the terms of this Section, that party agrees to pay the other party as liquidated damages and not as a penalty a sum equal to twenty-five percent (25%) of the starting salary of such employee.
21. Survival
Any terms of this Master Agreement which by their nature extend beyond its performance, expiration or termination (including, without limitation, Sections 2 through 5, 8 through 10, 12, 20 and this Section 21) shall remain in effect indefinitely until fulfilled in accordance with their terms.
22. Governing Law
This Agreement will be governed by and construed in accordance with the laws of the State of Queensland in Australia without giving effect to any choice of law principles that would require the application of the laws of a different jurisdiction.
23. Signatories
This Master Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when joined, shall together constitute one and the same agreement. Any photocopy or facsimile of this Master Agreement, or of any counterpart, shall be deemed the equivalent of an original.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     IN WITNESS WHEREOF, the parties have executed this Master Agreement by their duly authorized officers as of the date first above written.

Peplin Operations Pty Ltd		Omnicare CR, Inc.

By:	/s/ Michael Aldridge	By:	/s/ Kevin D. Duffy

Name:	Michael Aldridge	Name:	Kevin D. Duffy
Title:	Director	Title:	Senior Vice President Global Marketing & Business Development

APPROVED
LEGAL DEPT.
	29-July-05		28-July-05

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc., dated 24-8-05
     THIS EXHIBIT A is entered into this 24th day of August, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services, Master Agreement, dated 1st Jun 05 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit A, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I.	Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s “An Open, Dose-escalation, Cohort study to determine the Safety of PEP005 Topical Gel when applied on Day 1 and Day 2 to Actinic Keratoses on the Shoulders, Chest, Back, and/or Arms followed by Post-Treatment Follow-Up Period Lasting at Least 4 weeks.” Protocol # PEP005-004, Version 3 (hereinafter “the Project”) and associated costs. Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II.	Project Roles and Responsibilities

Task		Peplin	Omnicare	Joint
CT Approvals
1.	Submit regulatory documents to authorities /US	X
2.	IEC Applications		X

Investigator’s Brochure Preparation
1.	Protocol development (literature review, background research)	X
2.	Design and write protocol	X
3.	Approve protocol	X
4.	Print and bind protocol	X

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task		Peplin	Omnicare	Joint
5.	Distribute protocol to sites	X	X
6.	Investigator Drug Brochure Preparation	X
7.	Write Prototype informed consent (Template)	X

CRF Preparation
1.	Design and draft CRFs		X
2.	Approve CRFs	X	X
3.	Print and assemble CRFs		X
4.	Distribute CRFs to sites		X
5.	Write CRF conventions guide		X

Qualification visits
1.	Develop list of potential investigators	X
2.	Screen Investigators via surveys/telephone interviews	X
3.	Conduct site qualification visit		X
4.	Provide written site evaluation report		X
5.	Prepare Investigator contract	X
6.	Negotiate Investigator grants	X

Pre-Study Activities
1.	Collect all regulatory documents from each site (1572 IRB approval/informed consent, CVs etc)		X
2.	Select central laboratory	X
3.	Select drug packaging facility	X
4.	Select central ethics committee (if applicable)		X
5.	Prepare study file notebooks for sites		X
6.	Generate monitoring plan		X
7.	Generate data entry/management plan		X
8.	Set up project master files		X

Investigator’s Meeting		NA
1.	Plan Investigator’s Meeting-include vendors, agenda, logistics	NA
2.	Prepare binders for the meeting	NA
3.	Present Investigator’s meeting	NA
4.	Attendance at meeting	NA

Initiation Visits
1.	Conduct site initiation Visits			X
2.	Provide site initiation report in Omnicare compatible format			X

On-Site Monitoring
1.	Conduct monitoring visits		X
2.	Provide site monitoring reports (due 10 days from visit)		X
3.	Verify 100% of source documentation		X
4.	Review drug records		X
5.	Review lab storage		X
6.	Review monitoring and data retrieval plan		X

Close-out visits
1.	Conduct site close-out visit		X
2.	Provide close-out trip report		X

Site Management
1.	Manage all sites questions and prepare a Q&A document		X
2.	Pay investigators	X

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task		Peplin	Omnicare	Joint
3.	Pay drug packaging facility	X
4.	Pay central laboratory	X
5.	Maintain weekly telephone contact log with site		X

Project Management
1.	Regular enrollment updates (patients screened, entered, discontinued, completed)		X
2.	Regular update of cumulative monitoring visit schedule		X
3.	Regular updates of CRFs status ( received, data entered, cleaned and number of queries outstanding)		X
4.	Team meetings with minutes		X
5.	Provision of status reports to Sponsors of performance against deliverables		X

Medical Management
1.	Document and manage all SAEs		X
2.	Cover medical emergencies after hours (pager)		X
3.	Develop and maintain safety database		X
4.	Submit SAE reports to regulatory authorities	X
5.	Prepare safety updates	NA

Study Drug Management
1.	Supply Study Drug	X
2.	Package Study Drug	X
3.	Produce Randomization Code	NA
4.	Label study drug	X
5.	Ship study drug to site	X
6.	Store study drug	X
7.	Perform post-study drug accountability		X
8.	Study drug disposition		X
9.	Update Master Drug File	NA

Data Entry
1.	Design/develop data collection system		X
2.	Validate data collection system		X
3.	Document control of CRFs		X
4.	Enter and verify data		X

Data Management
1.	Design/develop data cleaning system		X
2.	Validate cleaning system		X
3.	Write data management guidelines and edit specifications		X
4.	Review CRF and edit system		X
5.	Resolve edit queries		X
6.	Incorporate laboratory data into database		X
7.	Document corrections to CRFs		X
8.	Provide weekly patient listing of AEs		X
9.	Perform QC audits-electronic data compared to paper CRFs		X
10.	Code drug dictionary		X
11.	Code adverse events		X
12.	Code medications		X
13.	Test data transfer 1 standard and 1 subsequent transfer.		X

Statistical Analysis Plan
1.	Prepare an abbreviated analysis plan prior to CRF finalization		X
2.	Define efficacy tables and listings		X
3.	Define safety tables and listings		X

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task		Peplin	Omnicare	Joint
4.	Produce efficacy tables and listings		X
5.	Produce safety tables and listings		X
6.	Provide draft report template and analysis plan		X
7.	Approve report template		X
8.	Validate efficacy tables and listings		X
9.	Validate safety tables and listings		X
10.	Perform quality assurance audit of the tables and listings		X
11.	Provide final tables and listings		X
12.	Provide statistical study report		X

Report Preparation
1.	Prepare draft report template		X
2.	Approve final report templates	X
3.	Draft study reports		X
4.	Final study reports		X
5.	Perform quality control verification of study reports		X
6.	Approval of final study reports	X
7.	Database transfer to Sponsor		X

Regulatory Site Audits
1.	Audit study sites for regulatory compliance		X
2.	Provide audit report		X
3.	Prepare annual safety report	NA
III.	Project Timeline
The parties acknowledge that Omnicare CR will commence performance of the Service on or about June 20, 2005. The projected timeline for this Project is as follows:
The following timeline is meant as a guide only.

Task	Anticipated Timeline
Omnicare CR Activities to Commence	June 2005
Drug Shipment to Site	****
First Patient In	****
Maximum Tolerable Dose — Data Available for Sponsor to discuss with the FDA	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

A detailed timeline and milestone will be developed based on the different assumptions of how the study is conducted.
To achieve the above milestones, Omnicare Clinical Research requires the final protocol to be available no later than 20 June 2005 for Ethics Submission. Please note Omnicare are dependent upon Sponsor providing all necessary documents in order for them to meet the above timeline.
IV. Omnicare CR Services
A. Study Management
Project Leader
The Project Leader will act as a single point of contact for Sponsor during the course of the Project. The Project Leader is responsible for the generation of detailed Project timelines and ensures that these milestones are met. The Project, Leader will provide on-going Project status reports as agreed with Sponsor and will proactively identify and resolve critical Project issues. The Project Leader is also responsible fox managing the study budget and addressing all out-of-scope items with Sponsor.
In addition, the Project Leader is acting in a dual role this person will also be responsible for usual Clinical Trial Manager (CTM) activities including overseeing all site and clinical research associate (CRA) activity for the project in the US. The CTM is also responsible for developing case report forms (CRF’s) and monitoring guidelines; overseeing regulatory document management for the investigational site and for reviewing and tracking the Project CRA activities which include the scheduling of site visits, site visit reports, monitoring logs and follow-up correspondence.
Project Administrative Support/Coordination
The Project Coordinator provides the necessary administrative support for all functional areas with administrative related tasks.
B. Clinical Trial Initiation
Setup & Maintenance of Study Master File
Omnicare CR will establish and maintain the Study Master file in accordance with Omnicare CR’s Standard Operating Procedure (SOP). The individual investigator file, and patient CRFs will be maintained in a locked, limited access, area. In addition, it is the responsibility of all Omnicare CR Project team members to ensure that the documents related to the study are forwarded on a regular and frequent basis to the Study Master File. A transmittal sheet accompanies all documents forwarded to the Study Master File. The transmittal sheet clearly identifies the documents being submitted to the Study Master File. Upon receipt, the file room verifies that the documents noted on the transmittal sheet have been received, signs and dates the

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

transmittal sheet, and forwards a copy of the transmittal sheet back to the sender to confirm receipt.
Regulatory Document Collection
Document collection will cover all criteria required under the principles of Good Clinical Practices (GCP) and International Committee for Harmonization (ICH) guidelines, as well as Omnicare CR Standard Operating Procedures (SOPs).
Omnicare CR will track the retrieval of documents on an ongoing basis and provide updates to Sponsor as requested. The fee for document collection, processing, and tracking is based upon the number of sites required for the Project.
Protocol Amendments and IND Safety Reports and Investigator Brochure Updates
Protocol amendments will be billed at an additional processing fee (see budget). IND safety reports and revised Investigator Brochures will be sent to sites at an additional fee (see budget).
Site Qualification
Omnicare CR’s site management and monitoring procedure will be performed in accordance with ICH-GCP to ensure each investigative site’s compliance with regulations and protocol requirements, and to enhance expeditious enrollment of appropriate patients into the clinical study. Regulatory documents will be reviewed by the CRA on an ongoing basis during the study conduct phase, including verification of signed informed consent forms and investigator IRB notifications.
The Ominicare CR CRA will review the following information at the pre-study site visit:
•	Latest version of the Protocol for this study

•	Consent form process

•	AE and SAE reporting procedures and contact information

•	Case report form completion and maintenance

•	Source documentation requirements

•	Drug accountability requirements
Sites that have recently had a pre-study site visit performed by Sponsor or have worked with Omnicare CR in the preceding six months may be exempt from a pre-study site visit. Sponsor will provide Omnicare CR with a list of any exempt investigators for this study.
Site Initiation
Once all regulatory documents and approvals are received, a site initiation visit will be scheduled. During this visit, the CRA will review the following with the principal investigator and his/her staff as appropriate and the CTM will provide training:
•	Study goals and obligations

•	Investigator brochure

•	Protocol procedures (with particular attention to inclusion/exclusion criteria, enrollment goals, adverse events, primary efficacy variables and GCP compliance)

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Informed consent procedure

•	dose escalation request procedure

•	AE/SAE reporting

•	CRF completion and error correction/need for adequate source documentation

•	Maintenance of the investigator binder and site visit log

•	Laboratory sample handling procedures and results reporting procedures

•	Clinical supply dispensation, accountability and storage procedures
Site Interim Visits
Omnicare CR CRAs will perform ****% source document verification of CRF data for accuracy and completeness. They will also review source data for appropriate identification, documentation, and reporting of both serious and non-serious adverse event for the first **** patients enrolled at the investigational site and source documentation for ****% of all subjects enrolled at the investigational site after the first **** patients Omnicare CR will supply to Sponsor weekly the monitoring schedule with at least **** weeks notice of anticipated visits. CRFs will be retrieved during each monitoring visit, as well as pages for completed subject courses, running log pages and one-year follow-up pages. Pages and information for patients who fail screening will be reviewed and monitored.
The following issues are addressed at each interim visit as appropriate:
•	Source document verification

•	CRF completion

•	Expedient data retrieval and query resolution

•	Drug accountability

•	Check and review of the regulatory binder and its contents

•	Clinical supply inventory

•	SAE reporting

•	Enrollment issues and targets

•	Protocol amendments

•	Significant protocol deviations

•	Acceptability of facilities

•	Personnel changes

•	Updated regulatory documentation

•	Laboratory sample handling
Following each monitoring visit, Omnicare CR will complete follow-up letters and site visit reports within two weeks of each visit. These follow-up letters and monitoring reports will be forwarded to Sponsor on a monthly basis.
Site Closeouts
At the conclusion of the study, after all completed CRFs have been returned to Omnicare CR for logging and tracking, and after all unused CRF binders have been returned to Omnicare CR for destruction, the Omnicare CR CRA will perform a close-out visit.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The following issues are evaluated and/or reviewed with the investigator and his/her staff at the close-out visit:
•	Reason for termination (if study is not complete)

•	Reconciliation and removal of clinical supplies per Sponsor’s requirements (including hazardous materials)

•	All original CRFs retrieved from the site at the previous visit

•	Signed informed consents retained by investigator

•	Record retention requirements

•	Notification to IRB or ethics committee of study termination

•	Collection of randomization codes for return to Sponsor

•	Resolution of all data queries

•	Investigator binder contents (complete and updated)

•	Informed consent log

•	Financial agreements and disclosure (filed separately)

•	Signature log and screening log

•	Site visit and subject enrollment log

•	Laboratory certification and renewals

•	Summary/discussion of study from investigator and/or staff
Site Maintenance
Omnicare CR maintains a minimum of bi-weekly contact with investigational sites via telephone, facsimile, e-mail and/or mail correspondence, based on the requirements of each investigational site.
Activities that are performed in-house between monitoring visits include, but are not limited to:
•	Discussion of study protocol and any amendments to the protocol

•	Inclusion/exclusion questions or issues

•	Review of clinical laboratory results

•	New staff or team member orientation

•	Additional site training

•	Clinical supply activities or issues

•	Enrollment updates (via weekly fax updates)

•	AE and SAE updates

•	Data query resolution

•	Scheduling activities
Included in Site Maintenance activities, Omnicare CR CRAs will assist Sponsor in resolving data queries for data from the investigational site, which are unclear, conflicting or incomplete. The status of all queries resolved by Omnicare CR will be communicated to Sponsor. The CTM will provide Sponsor with an up-to-date report on the status of queries on an as-needed basis. The fee for resolution of data queries is included in the CRA site maintenance estimate.
Project Team Training
Omnicare CR will rely on Sponsor and internal experts to provide specific therapeutic area training and orientation to the protocol and the CRF prior to study initiation and on an ongoing

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

basis. This training will be designed to ensure that various team members are familiar with the Project requirements and their role within the team. Items discussed at these meetings will include, but will not be limited to:
•	Therapeutic area and clinical development background

•	Protocol and CRF

•	Discussion of therapeutic implications for this study

•	Monitoring guidelines
Sponsor Meeting Attendance
Omnicare CR assigned Project team will attend face-to-face meetings with Sponsor’s clinical team at assigned times throughout the Project.
C. Medical and Safety
Medical Monitoring (during business hours)
The Medical Advisor will be responsible for the following:
•	Participation in team training and/or team meetings if required

•	Monitoring of dose limiting toxicity for each cohort and making decision in relation to dose escalation, cohort expansion or maximum tolerated dose (MTD)

•	Availability for receipt of calls mainly during business hours

•	Answering protocol specific questions from investigators, Clinical Research Associates (CRAs) or other members of the project team

•	Answering patient specific questions (e.g. patient eligibility, evaluability etc.) from investigators, CRAs, or other members of the project team

•	Serious Adverse Event (SAE) medical review

•	The maintenance of the full records of all communications regarding medical monitoring of the study

•	Communication of medical monitoring matters to the client as appropriate
Any out of hours requests, will be billed at the out of hours rate, presented in the budget.
Global Safety Coordinator
The Global Safety Coordinator is responsible for the coordination of all activities relating to safety. They will also be responsible for the generation of, and any required revisions to, the Study Safety Plan, a comprehensive document, which defines the process and flow for contracted safety services. Safety coordination also includes assistance with the SAE reconciliation process, and completion of sponsor derived queries of the sites.
The Global Safety Coordinator will be based in the US and will be responsible for receiving SAE reports, preparing narratives, arranging medical review and reviewing reportability.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SAE Reporting — Initial Descriptive Narratives
Omnicare CR assumes that the descriptive summaries will be written from information provided by the investigator on the SAE report forwarded to Omnicare CR at the time of the event. If significant follow-up information becomes available, the narrative will be updated accordingly. Omnicare CR will be responsible for notifying Sponsor and relevant regulatory agencies (FDA) of expedited events. Omnicare CR will fax to Sponsor all initial and follow-up SAE reports received from site personnel or Omnicare CR’s CRAs within one business day.
The Safety Coordinator assigned to the project will coordinate all activities relating to safety. These activities include attendance of internal and external team meetings, safety training of project staff or sites, communication of safety information to Omnicare CR project management and data management departments as well as to Sponsor, and tracking the flow of safety information for the life of the project. The Safety Coordinator will also generate and update, the Study Safety Plan, which defines the process and flow for contracted safety services. Safety coordination also includes assistance with the SAE reconciliation process and completion of sponsor derived queries of the sites.
D. Clinical Data Management
Data Management Project Team
Due to the nature of the deliverables for this study, Omnicare CR has assumed a Clinical Data Leader (CDL) will be assigned to the Project for almost **** days per month for just over **** months. The LCDM will provide oversight of the management team as well as ensure that all deliverables are achieved.
On a continual basis, the Omnicare CR team, CRAs, Project Leader/CTM and the CDL will work in concert, will evaluate number and type of queries being generated by Clinical Data Management, in order to proactively manage the retrieval of quality data for both the studies and site release status. Plans will be implemented to inspect the data for trends and issues in order to provide focused training at both the project team and the site levels. This will commence as soon as the first CRF pages are submitted in order to proactively resolve data issues.
It is Omnicare CR’s policy to perform a quality control (QC) of the final database to ensure the error rate is within an acceptable range. Each CRF will be printed as a data listing with 100% QC of pre-defined critical data fields against the hard-copy CRF. In addition, a sampling of the patient data will undergo quality control for 100% of the data fields, prior to declaration of a clean database. The processes and outcomes of these QC audits will be documented, with audit findings corrected within the timeframe identified with the Data Management Plan. Omnicare CR supports the plan for transfer of clean data to give both Sponsor and the Omnicare CR Biometrics Group an opportunity to review clean data periodically, ensuring that guidelines are complete and accurate, and that the data is represented correctly in preparation for the analysis.
Omnicare CR believes that these strategies will ensure:
•	Cleaner cases and data.

•	Minimises queries — assumption of one query every **** CRF pages.

•	Timely resolution of study and site issues.

•	Cohesiveness between Sponsor, Omnicare CR and the study site.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	On-time delivery of final clean clinical study database.

•	No surprises when preparing for data analysis.
Data Management Plan (DMP)
The DMP will include descriptions to the following Data Management activities:
•	Project data flow

•	Database development overview

•	Edit specifications

•	Data entry guidelines

•	Data handling guidelines

•	Study assumptions (Level 1)

•	SAE reconciliation process

•	External data load procedures / External Data Cleaning parameters / Discrepancy identification flow

•	Dictionary coding guidelines and processes

•	Database closure procedures
Prior to the start of Data Management activities, the DMP and edit specifications must be agreed to and signed by the Omnicare CR designee and Sponsor representative. The agreement to all data handling rules will ensure an accurate and timely final database lock leading to a successful data analysis. It is assumed that all portions of the DMP related to any specific task will be agreed upon prior to the start of those activities.
Review of Data Management Plan
Omnicare CR assumes **** Sponsor review cycles including up to **** major and **** minor revision in order to finalize the DMP.
CRF Design and CRF Completion Guidelines
Omnicare CR assumes work on the CRF design will commence once the protocol is finalized. Upon receipt of the final draft comments, the final printable version of the CRF is prepared and provided to Sponsor for approval signature. The cost associated with this task will comprise of **** Sponsor review cycles with **** major and **** minor revision. The CRF completion guidelines will follow the same process as the CRF and will need to be finalized prior to commencement of study monitoring.
Database Development
Omnicare CR’s Data Management Department uses Oracle Clinical for a standardized, validated approach to database design, edit development, data collection and storage.
Edit Checks
The edit specifications identified in the DMP require Sponsor approval prior to the initiation of the programming of the edit checks (budget includes **** edits). It is Omnicare CR’s goal and in the project’s best interest to have all edits programmed and tested prior to any CRF data being

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

submitted to Data Management. This will ensure there are no delays in reviewing and querying the data. Omnicare CR suggests a periodic review of the edit specifications and data review guidelines to ensure that the rules and edit checks meet the project needs.
Data Entry
Omnicare CR assumes the CRFs for screen failure patients will not be received in-house, unless otherwise specified. All CRF and ancillary data received from the investigative Site are logged into a tracking database on a page-by-page basis. Each page is identified by type of page and date received. Working copies will be maintained in CDM and used for any annotations during processing and cleaning. All original (white) CRF and query pages will be immediately sent for filing in the Project Master File.
Data Review and Query Processing
Omnicare CR assumes that the study data will be received in TBD retrieval / retrievals per subject. Data review includes **** (****) manual review data checks and the application of **** (****) study assumptions for every **** (****) pages of the CRF per subject. Omnicare CR assumes that the manual review checks are not expected to exceed **** checks comparing **** datapoints.
Quality Control Check of the Database
It is Omnicare CR’s policy to perform a QC of the final database ensuring the error rate is within an acceptable range. Each CRF will be printed as a data listing with 100% QC of adverse events and the protocol identified primary efficacy parameters against the hard-copy CRF. Also, a random sample subset of the patients will under go a 100% QC of all data points vs. the CRFs, to ensure the estimate of the error rate for the database is within acceptable limits prior to declaration of clean database. The processes and outcomes of these QC procedures will be documented, with the findings, corrected within the timeframe identified within the DMP. Omnicare CR believes that these strategies will ensure the following results with respect to these studies:
•	Quality data

•	On-time delivery of Final Clean Clinical Study Databases

•	NO surprises when preparing for data analysis
Dictionary Coding
Omnicare CR is proficient in coding to both MedDRA and the WHO-Drug dictionaries. Additional dictionaries can also be accommodated.
Sponsor is required to have a current MedDRA license in good standing prior to receipt of any MedDRA coded terms. It is assumed under this Exhibit that Sponsor has a current MedDRA license in good standing and that such will be maintained throughout the course of the Project.
Reconciliation of the Safety and Clinical Database
Omnicare CR assumes a total of **** SAE for this project. A total of **** (****) Adverse Event (AE) qualifiers will be reconciled. Omnicare CR’s Clinical Data Leader will update Omnicare CR’s Safety group with the DCF responses and the Safety group will update Sponsor of the changes.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

E. Biometrics Analysis
Statistical Analysis Plan
Omnicare CR will develop a statistical analysis plan, including operational definition of endpoints to be analysed, definition of patient subsets (evaluable and intent-to-treat), visit windows, rules for data handling, and a detailed description of statistical methodology.
If Sponsor has a standard statistical analysis plan template then this can be used instead. Omnicare CR has budgeted for one Sponsor review and one revision.
Design of Table Shells (Mocks)
The statistical plan will include a set of formatted shells for all data displays (data listings, summary tables and graphics) planned for each study. If formatted data displays are not required, a detailed table of contents of SAS generated data displays will be included.
Tables, Listings and Graph Programming
Omnicare CR will perform the programming and will validate the following tables, listings and figures/graphs:

	Unique	Repeat	Total

Tables	****	****	****
Listings	****	****	****
Figures/Graphs	****	****	****
Database Transfer
Omnicare CR assumes **** standard and **** subsequent database transfers which will be submitted to Sponsor in the form of SAS datasets.
Statistical Report
A statistical report will be developed in accordance with Sponsor’s requirements and will summarise the results of the study, including findings that may not be appropriate for the body of the clinical report (tests for interaction, data distribution issues, etc.), deviations from the planned analyses, and additional exploratory analyses.
F. Clinical Writing
Clinical Study Report
Omnicare CR will draft the integrated clinical and statistical summary in accordance with ICH guidelines on the “Structure and Content of Clinical Study Reports”, appropriate agency regulations, and Omnicare CR SOPs and clinical study report format. A draft clinical report will

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

be generated within **** (****) weeks after receipt of source material and final summary tables and patient data listings.
Biometrics will produce up to **** tables and **** listings that will be summarised in the clinical study report. Sponsor will provide **** set of collated comments. Omnicare CR’s cost estimate includes **** major (up to **** days) and **** minor (up to **** day) revision. This fee does not include the compilation or collation of clinical study report appendices.
G. Regulatory
Filing and Reconciliation of CRFs in the Study Master File
CRFs tracked in clinical data management (CDM) are transferred to the Study Master File. CRFs and ancillary pages are verified against the CDM tracking log and then filed. Sponsor will be billed for the actual number of pages filed.
CRF Return
Omnicare CR will return the CRFs in accordance with Omnicare’s SOPs within **** (****) months of final study deliverable. The CRFs are reviewed and reconciled against the CRF tracker from Omnicare’s CDM department. Sponsor will be billed for the actual number of pages returned.
Return Study Master Files — Hard Copy
Omnicare will return the Study Master File in hard copy format in accordance with Omnicare’s SOPs within **** (****) months of final study deliverable. A final review of the study wide and individual investigator files is completed by Project Management for completeness and accuracy. Sponsor will be billed for the actual number of sites returned.
H. Clinical Quality Assurance and Validation
     Quality Plan
Omnicare will develop a customised project-specific Quality Plan in partnership with Sponsor. The plan will include details such as the percentages of sites/patients/data to be audited, the timeline of audits, and the plan for generation of individual Audit Reports and Certificates. Sponsor will be requested to review and sign off on the plan and any necessary amendments to the original plan, prior to implementation.
     CQA Site Audit
Omnicare will conduct **** site audit. The site audit will include ****% review of essential documents, including all informed consent documents and serious adverse event reporting compliance. In addition, for approximately ****% (with a minimum of ****) of subjects at the study site, CRF data will be audited against source documents with an emphasis on critical efficacy and safety data; drug accountability will also be verified for these subjects. The associated cost budgeted includes preparation and travel time, audit time, audit follow-up, and Audit Report and Audit Certificate generation.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

V. Budget
A. Estimated Project Budget

				Unit	Service	Estimated	Estimated
			#	Cost	Fees	Pass-Thru	Total cost
Services		Unit	Units	AUD	AUD	AUD	AUD
STUDY MANAGEMENT
•	Project Leader / Clinical Trial Manager — Australia (assumes **** days per month for **** months)	Days	****	****	****	****	****
•	Project Administrative Support/Coordination —Australia (includes support for all functional areas)	Days	****	****	****	****	****
	Subtotal — Study Management				****	****	****
CLINICAL TRIAL INITIATION
•	Study Master File (America; **** site for **** months)	Site Months	****	****	****	****	****
•	Regulatory Document Collection (US)	Site	****	****	****	****	****
	Local IRB (pass-throughs are estimates only; actual fees will be billed based on specific IRB fees)	Site	****	****	****	****	****
•	Protocol Amendments excluding ICF change (US)	Amendments/ site	****	****	****	****	****
•	Protocol Amendments including ICF change (US)	Amendments/ site	****	****	****	****	****
•	IND Safety Report (US)	Reports/Site	****	****	****	****	****
•	Investigator Brochure Updates (US)	IB Updates/ Site	****	****	****	****	****
•	CRA Training	Hours	****	****	****	****	****
	Subtotal — Clinical Trial Initiation				****	****	****
CLINICAL TRIAL MANAGEMENT
•	Clinical Monitoring
	>Site Qualification Visit (US): **** hrs on-site, **** hrs for prep, follow-up, and reports, and **** hrs for travel — IF REQUIRED (actual units provided will be billed)	Visit	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit	Service	Estimated	Estimated
			#	Cost	Fees	Pass-Thru	Total cost
Services		Unit	Units	AUD	AUD	AUD	AUD
	>Site Initiation Visit (US): **** hrs on-site, **** hrs for prep follow-up, and reports, and **** hrs for travel	Visit	****	****	****	****	****
	> Clinical Trial Manager Training at Site Initiation Visit	Days	****	****	****	****	****
	>Site Interim Visits (US): assume **** visits/site, **** hrs on-site, **** hrs for prep, follow-up, and reports, and **** hrs for travel: ****-weekly visits	Visits	****	****	****	****	****
	>Additional Day Interim Visits (IF REQUIRED; based on **** hours per day)	Visit	****	****	****	****	****
	>Site Close-Out Visit (US): **** hrs on-site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****	****	****	****
•	Site Maintenance for **** hrs/month/site (**** site in the US x **** months)	Site Months	****	****	****	****	****
•	Project Team Training (to be held in Omnicare CR’s Sydney offices)
	>CTM — Australia	Days	****	****	****	****	****
	> Medical Monitor—Australia	Days	****	****	****	****	****
	>Safety Officers — US (Via teleconference)	Days	****	****	****	****	****
	Statistician: Australia		****	****	****	****	****
•	Sponsor Meeting Attendance (billed on actuals) by Project Leader/clinical Trial Manager (professional fees included in Study Management; pass-through expenses are included as it assumes some travel to Queensland for face-to-face meetings)	Days	****	****	****	****	****
	Subtotal — Clinical Trial Management				****	****	****
MEDICAL AND SAFETY
•	Medical Monitoring, including does escalation, availability during business hours in Australia (actual hours expended will be billed)	Hours	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit	Service	Estimated	Estimated
			#	Cost	Fees	Pass-Thru	Total cost
Services		Unit	Units	AUD	AUD	AUD	AUD
•	Medical Monitoring availability out of business hours, between 6pm and 8am in Australia (actual hours expended will be billed)	Hours	****	****	****	****	****
•	Protocol Review by Medical Monitor plus project specific forms/ plan completed etc.(Australia)	Project	****	****	****	****	****
•	Medical Consulting requested in Australia	Hours	****	****	****	****	****
•	Safety Plan and Master File Set Up	Site	****	****	****	****	****
•	Safety Phone Cover (actuals months will be billed)	Months	****	****	****	****	****
•	Global Safety Coordinator in the US (assumes **** day per month for **** months)	Days	****	****	****	****	****
•	SAE Reporting (with narratives) Billed on actuals	Reports	****	****	****	****	****
•	Dear Dr Letters reporting Pls who report to IEC, tracking of IRB acknowledgement letter	Letter	****	****	****	****	****
•	SAE Reporting (Follow-up/Revision Reports >****) Billed on actuals	Report	****	****	****	****	****
	Subtotal— Medical and Safety				****	****	****
CLINICAL DATA MANAGEMENT
•	Lead CDA — Americas (assumes ****% FTE x **** months Startup, ****% FTE x **** months, and ****% FTE x **** months Close-out)	Days	****	****	****	****	****
•	Development of Data Management Plan (includes **** major and **** minor revision; add **** revisions will be billed at per diem rates)	Days	****	****	****	****	****
•	CRF Design (assumes **** page CRF, **** unique CRF pages); includes **** major and **** minor revision	Project	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit	Service	Estimated	Estimated
			#	Cost	Fees	Pass-Thru	Total cost
Services		Unit	Units	AUD	AUD	AUD	AUD
•	Database Development, Testing and Maintenance (assumes **** page CRF, **** unique CRF pages)	Project	****	****	****	****	****
•	Estimated Data Entry (actuals will be billed) — Pages in US	Pages	****	****	****	****	****
•	Estimated Data Review and Query Resolution (assumes **** issue per **** CRF pages, **** manual checks and the application of **** study assumption for **** CRF pages); assumes **** CRF pages per enrolled patient. Queries will be billed on actuals (Based on issues)	Issue	****	****	****	****	****
•	Quality Control Check of Database versus CRF (assumes **** CRF pages per patient)	Page	****	****	****	****	****
•	Edit Development (actuals Will be billed)	Edits	****	****	****	****	****
•	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be per patient; actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Medication, Terms (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Medical History (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	PK Laboratory Data
	>Initial Load	Project	****	****	****		****
	>Subsequent Loading (actuals will be billed)	Load	****	****	****		****
	>Lab Header Visit Verification (**** visits x **** patients; actuals will be billed)	Visits	****	****	****		****
•	Reconciliation of the Safety and Clinical Database (actuals will be billed)	SAE	****	****	****		****
	Subtotal — Clinical Data Management				****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit	Service	Estimated	Estimated
			#	Cost	Fees	Pass-Thru	Total cost
Services		Unit	Units	AUD	AUD	AUD	AUD
BIOMETRICS ANALYSIS
•	Biometrics Team Leader	Days	****	****	****	****	****
	Statistical Consultation as requested	Hours	****	****	****	****	****
•	Statistical Plan + Mocks	Project	****	****	****	****	****
•	Programming/QC of Data Displays (actuals will be billed).
	> Unique Tables	Table	****	****	****	****	****
	>Repeat Tables	Table	****	****	****	****	****
	> Unique Listings	Listing	****	****	****	****	****
	>Repeat Listings	Listing	****	****	****	****	****
•	Statistical Analysis (Reg.)	Project	****	****	****	****	****
	Statistical Report (Regular)	Project	****	****	****	****	****
Standard Data Transfer
	>Initial	Transfer	****	****	****	****	****
	>Subsequent (if required)	Transfer	****	****	****	****	****
Add’l Stats consulting, meeting attendance, etc., will be charged at per diem rates as follows:
	Team Leader	Days		****
	Statistician	Days		****
	Programmer	Days		****
	Subtotal — Biometrics Analysis				****	****	****
CLINICAL WRITING
•	Clinical Study Report > includes **** major revision (up to **** days) and **** minor (up to **** day) revision >Per Omnicare CR’s SOPS >Fee does not include CSR appendices	Report	****	****	****	****	****
•	Narrative (actuals will be billed)	Narrative	****	****	****	****	****
•	Clinical Writing Input to SAP	Project	****	****	****	****	****
•	Sponsor Meeting Attendance (Senior Writer; actuals will be billed)	Days	****	****	****	****	****
Attendance at Sponsor Requested Meetings:
Attendance at Sponsor requested meetings (teleconferences/video conferences or Sponsor review/planning meetings at Sponsor/Omnicare CR, Inc.) will be billed to Sponsor according to the following per diem rates:
	Director:	****
	Senior Writer:	****
	Clinical Writer:	****
Sponsor will be billed for actual time expended
	Subtotal — Clinical Writing				****	****	****
REGULATORY SERVICES

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit	Service	Estimated	Estimated
			#	Cost	Fees	Pass-Thru	Total cost
Services		Unit	Units	AUD	AUD	AUD	AUD
•	CRF Filing and Reconciliation (bill on actuals)	Pages	****	****	****	****	****
•	Return of CRF (hard copy); bill on actuals	Pages	****	****	****	****	****
•	Return of Investigator and Study-Wide Documents (paper)	Sites	****	****	****	****	****
	Subtotal — Regulatory Services				****	****	****
CLINICAL QUALITY ASSURANCE
•	Quality Plan	Days	****	****	****	****	****
•	CQA Site Audits — includes preparation and travel time, audit time, audit follow-up, and Audit Report and Audit Certificate generation at **** site in the US	Sites	****	****	****	****	****
	Subtotal — Clinical Quality Assurance				****	****	****
MISCELLANEOUS PASS-THROUGH EXPENSES
•	CRF Printing (bill on actuals)	Pages	****			****	****
	Subtotal — Miscellaneous PT Expenses					****	****
	Estimated Services Budget				****
	Estimated Pass Through					****
	Total Estimated Budget						****
B. Payment Schedules
          1. Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-through Expenses) are coded by project.
An initial payment of AUD$****, representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit A. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. The subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
          2. Pass-Through Expense Invoicing

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare CR’s project accounting system is able to capture and categorize in summary the following key Pass-Through Expenses related to a project:
•	Travel

•	Delivery costs

•	CRT and other printing or copying costs

•	Investigator Meeting costs

•	Telecommunication costs (which may include telephone, fax, pager, conference calls, or PC connectivity charges)

•	All other project related expenses that are not related to Service Fees and any additional detail to support Pass-Through Expenses will be provided on a fee basis.
3.	Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc. Westpac Banking Corporation, Maquarie Shopping Centre, North Ryde, NSW 2113 SWIFT ID: **** BSB/Account Number: ****
4.	Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit A shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit A as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit A and such document is incorporated herein by reference as if fully set forth herein.
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Michael Aldridge	By:	/s/ Kevin D. Duffy

Name:	Michael Aldridge	Name:	Kevin D. Duffy
Title:	Director	Title:	Senior Vice President Global Marketing & Business Development
Dated:	24-Aug-05	Dated:	9/6/05

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #01 to Exhibit A to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24th August 2005.
     THIS CHANGE ORDER is entered into this 24th day of October, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Service Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as they same may have been amended or supplemented as of the date hereof, the “Agreement”) the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit A to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated Service
Reference	Changes and/or Additions	Fee (AUS$)

Pursuant to Exhibit A,	1. CRF design (increase in CRF size):
Omnicare CR will provide additional clinical data management support for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol # PEP005-004, Version 3

a.  Assumption used in the original contract was a ****-page CRF with **** unique pages. Actual CRF page was **** pages with **** unique and **** repeat pages per patient. Additional cost = AUS$****/ unique page (x **** pages) and AUS$****/ repeat page (x **** pages).
		$	****

	b. Additional work associated with revisions requested by Sponsor on CRF design.	$	****

	2. Database development (increase in CRF size):	$	****

Assumption and actual as noted in (1a) above, Additional cost = AUS$****/ unique page (x **** pages) and AUS$****/ repeat page (x **** pages)

Total Estimated Service Fees		$	****	*

Total Estimated Pass Through Expenses			****	**

Total Estimated Budget		$	****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #01.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

3. Payment
The full payment of AUS$**** representing **** percent (****%) of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #01. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees, Set forth in this Change Order #01 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #01 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #01, all other terms and conditions of the Agreement shall continue in force and effect.
ACCEPTANCE
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Peter Welburn	By:	/s/ Kevin D. Duffy
Name:	Peter Welburn	Name:	Kevin D. Duffy
Title:	Director, Drug Development	Title:	Senior Vice President Marketing & Business Development
Dated:	October 3, 2005	Dated:	10/24/05

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #02 to Exhibit A to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24th August 2005.
     THIS CHANGE ORDER is entered into this 24th day of October, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit A to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:

Estimated Service
Reference	Changes and/or Additions	Fee (AUS$)
Pursuant to Exhibit A, Omnicare CR will provide additional clinical data management support for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol # PEP005-004, Version 3	Edit Development: * Estimated number of edit checks in original budget = ****. * Actual number of edit checks = ****. * Variance = **** edit checks @ AUS$****	****
Total Estimated Service Fees		****
Total Estimated Pass-Through Expense		****
Total Estimated Budget		****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project,
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #02.
3. Payment
The full payment of AUS$**** representing **** percent (****%) of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #01. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #02 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #02 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #02, all other terms and conditions of the Agreement shall continue in force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Peter Welburn	By:	/s/ Kevin D. Duffy
Name:	Peter Welburn	Name:	Kevin D. Duffy
Title:	Director, Drug Development	Title:	Senior Vice President Global Marketing & Business Development
Dated:	October 3, 2005	Dated:	10/24/05

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #03 to Exhibit A to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24th Aug 2005.
     THIS CHANGE ORDER is entered into this 23rd day of Dec, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit A to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1.	Schedule of Changes
Sponsor and Omnicare CR agree to the following additional work and reduced services pursuant to the general terms and conditions set forth in the Agreement:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated Additional
Reference	Services to be Billed	Service Fee (AUS$)
Pursuant to Exhibit A, Omnicare CR will provide additional biometrics support for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol # PEP005-004, Version 3	Unique Tables: * Estimated number of unique tables in original budget = **** * Actual number of unique tables = ****	$ ****
* Variance = **** unique tables @ AUS$****

	Unique Listings:	$ ****

* Estimated number of unique listings in original budget = ****

* Actual number of unique listings = ****

* Variance = **** unique listings @ AUS$****

Estimated Reduced
Reference	Services to be Billed	Service Fee (AUS$)
Pursuant to Exhibit A, Omnicare CR will provide additional biometrics support for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol # PEP005-004, Version 3	Repeat Tables: * Estimated number of repeat tables in original budget = **** * Actual number of repeat tables = ****	$ ****

* Variance = **** repeat tables @ AUS$****

	Repeat Listings:	$ ****

* Estimated number of repeat listings in original budget = ****

* Actual number of repeat listings = ****

* Variance = **** repeat listings @ AUS$****

Total Estimated Service Fees to be Billed		**** *

Total Estimated Service Fees Not to be Billed		****

Total Estimated Pass Through Expenses		**** **

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.	Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #03.
3.	Payment
The full payment of AUS$**** of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #03. The payment of Service Fees and Pass-Through Expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4.	Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #03 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #03 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5.	No Other Changes
Except as expressly provided to the contrary in this Change Order #03, all other terms and conditions of the Agreement shall continue in force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Michael Aldridge	By:	/s/ Leonard Stigliano
Name:	Michael Aldridge	Name:	Leonard Stigliano
Title:	Managing Director & CEO	Title:	Pres. & Global Chief Operating Officer
Dated:	12-Dec-05	Dated:	12-23-05

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #04 to Exhibit A to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24th August 2005.
     THIS CHANGE ORDER is entered into this 22nd day of September, 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any reference to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit A to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Reference	Changes and/or Additions	Estimated Service Fee (AUS$)

Pursuant to Exhibit A, Omnicare CR will provide additional Biometrics and Clinical Data Management support for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol # PEP005-004, Version 3	Additional Analysis:

Tables produced for time to resolution and summary of mild and moderate local skin reactions:

•   1 Unique Table @ $****

•   2 Repeat Tables @ $****

Clinical Data Management Final Reconciliation:

		$ $	**** ****
	• Data Entry — Contracted units ****, Actual ****, Variance = **** @ $****/unit	$	****

	• QC Data Review — Contracted units ****, Actual ****, Variance = **** @ $****/unit	$	****

	• Query Resolution — Contracted units ****, Actual ****, Variance = **** @ $****/unit	$	****

	• Dictionary Coding of AEs — Contracted units ****, Actual ****, Variance = **** @ $****/unit	$	****

	• Dictionary Coding of Meds — Contracted units ****, Actual ****, Variance = **** @ $****/unit	$	****

	• PK Lab Load (Subsequent) — Contracted units ****, Actual ****, Variance = **** @ $****/unit		****

	• PK Lab Visit Verification — Contracted units ****, Actual ****, Variance = **** @ $****/unit		****

	• Local Lab (Initial) — Contracted units ****, Actual ****, Variance = **** @ $****/unit	$	****

	• Local Lab (Subsequent) — Contracted units ****, Actual ****, Variance = **** @ $****/unit	$	****

Total Estimated Service Fees		$	****	*

Total Estimated Pass Through Expenses			****	**

Total Estimated Budget		$	****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #04.
3. Payment
The full payment of AUS$**** representing **** percent (****%) of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #04. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the, estimated Service Fees set forth in this Change Order #04 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #04 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as Expressly provided to the contrary in this Change Order #04, all other terms and conditions of the Agreement shall continue in force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Michael Aldridge	By:	/s/ Dale Evans

Name:	Michael Aldridge	Name:	Dale Evans
Title:	Director	Title:	CEO
Dated:	4-Oct-06	Dated:	10/10/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #05 to Exhibit A to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24th August 2005.
     THIS CHANGE ORDER is entered into this 18th Day of January, 2007 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit A to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1.	Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated Service
Reference	Changes and/or Additions		Fee (AUS$)
Pursuant to Exhibit A, Omnicare CR will provide additional services to support the Sponsor’s Cohort Study of PEP005 Topical Gel. Protocol # PEP005-004. Version 3	Appendices to final Clinical Study report:
	•	Set-up and Management @ A$****/ project	$	****
	•	Estimated Hyperlinks = **** units @ A$**** unit	$	****
	•	Estimated Scanned and Cleaned Pages units = **** units @ A$****/ unit	$	****

	•	Estimated Volumes = **** units @ A$****/ unit	$	****

	•	Project Coordinator (Australia) = **** hours @ A$****/hour	$	****

Total Estimated Service Fees			$	****	*

Total Estimated Pass Through Expenses			$	****	**

Total Estimated Budget			$	****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass Through Expenses incurred in support of the Project.
2.	Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #05.
3.	Payment
An initial payment of A$****, representing **** percent (****%) of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #05. The remaining balance of A$**** shall be due and payable upon completion of the above-mentioned activities. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
     Omnicare CR Inc.
     Westpac Banking Corporation,
     Macquarie Shopping Centre,
     North Ryde, NSW 2113
     SWIFT ID: ****
     BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #05 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #05 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #05, all other terms and conditions of the Agreement shall continue in force and effect.

ACCEPTANCE

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Peter Welburn	By:	/s/ Dale Evans

Name:	Peter Welburn	Name:	Dale Evans
Title:	General Manager, Aus	Title:	Chief Executive Officer
Dated:	24\1\07	Dated:	02\09\07

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Sponsor Notification Form

Change in Project Scope

Protocol Number: PEP004	Date of Request:	Omnicare PCN: K01502

Omnicare Project Director: Omnicare Account Director: Sponsor Study Manager: Sponsor Outsourcing Manager:	**** **** Janelle Katsamas

Individual and Department making request:	****, Project management

Brief Description of Project Scope Change: Appendix to final CSR.

Setup and Management: US$ ****

Est. Hyper-links ($****/link): U$****

Est. Scanned and Cleaned Pages ($****/page): US$****

Est. Volumes ($****/Volume): US$****

Project coordinator (Australia): AUD****

Exchange rate: 1USD = 1.2683AUD	Total: $****

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available)	☑ Increase ☐ Decrease ☐ Other (Specify)

The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates. OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgment received at OCR.
☐    OCR may proceed with the additional/changed services. It is understood that detail and full cost estimate will be provided by OCR.
☐    OCR may not proceed with additional/changed services.

Sponsor Comments:

Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document via fax to                , or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ Janelle Katsamas	20/12/06
Sponor Signature	Date

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

14 OCT 2005	Omnicare Clinical Research	Page 1 of 1
(Replaces version 01JUL2004)	CONFIDENTIAL

Exhibit B to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc., dated 24-8-05.
     THIS EXHIBIT B is entered into this 24th day of August, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated 1st June 05 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”, and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit B, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor CR agree as follows:
I. Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s “A multi-center, randomised, double-blind, parallel-group, vehicle-controlled study to determine the safety of PEP005 0.0025%, 0.01% and 0.05% gel with two treatment schedules, Day 1 and Day 2 or Day 1 and Day 8 applications to actinic keratoses”. Protocol #PEP005-001 dated 28 February 2005 Version 2 (hereinafter “the Project”) and associated costs, Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II. Project Roles and Responsibilities

Task	Peplin	Omnicare
Project Management
1. Regular updates of CRFs status (received, data entered, cleaned and number of queries outstanding)		X
2. Team meetings with minutes		X
3. Provision of status reports to Sponsor of performance against deliverables		X

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task	Peplin	Omnicare
Data Entry
1. Design/develop data collection system		X
2. Validate data collection system		X
3. Document control of CRFs		X
4. Enter and verify data		X
Data Management
1. Design/develop data cleaning system		X
2. Validate cleaning system		X
3. Write data management guidelines and edit specifications		X
4. Review CRF and edit system		X
5. Resolve edit queries		X
6. Incorporate laboratory data into database		X
7. Document corrections to CRFs		X
8. Provide weekly patient listing of AEs		X
9. Perform QC audits-electronic data compared to paper CRFs		X
10. Code drug dictionary		X
11. Code adverse events		X
12. Code medications		X
13. Test data transfer after 25% amount of patients completed		X
14. Test data transfer after 75% amount of patients completed		X
Statistical Analysis Plan
1. Prepare an abbreviated analysis plan prior to CRF finalisation		X
2. Define efficacy tables and listings		X
3. Define safety tables and listings		X
4. Produce efficacy tables and listings		X
5. Produce safety tables and listings		X
6. Provide draft report template and analysis plan		X
7. Approve report template	X
8. Validate efficacy tables and listings		X
9. Validate safety tables and listings		X
10. Perform quality assurance audit of the tables and listings		X
11. Provide final tables and listings		X
12. Provide top line statistical summary report / statistical study report		X

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task	Peplin	Omnicare
Report Preparation
1. Prepare draft report template		X
2. Approve final report template	X
3. Draft study report		X
4. Final study report		X
5. Perform quality assurance of study report		X
6. Approval of final study report	X
7. Database transfer to Sponsor		X
III. Project Timeline
The parties acknowledge that Omnicare CR will commence performance of the Service on or about 12 July 2005. The projected timeline for this Project is as follows:
The following timeline is meant as a guide only.

Activities	Anticipated Timeline
Start Database Set Up	w/c 11 July 2005
Complete Database Build	****
Commence Data Entry	****
Complete Validation	****
First Batch of DCFs Issued	****
Last Patient Out	****
Last CRF to Omnicare CR	****
Last DCF Issued	****
Soft Lock	****
Hard Lock	****
Top Line Summary Statistical Results	****
Final Statistical Analysis Complete	****
Clinical Study Report Available (following 7 weeks)	****
A detailed timeline and milestones will be developed based on the different assumptions of how the project is conducted.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

To achieve the above milestones, Omnicare CR requires the data specifications to be available no later than mid July 2005 for development of the database. In addition, collection of the last DCF is critical to achieving Top Line Summary Statistical Report. Please note Omnicare CR are dependent upon Sponsor providing all necessary documents in order for them to meet the above timeline.
IV. Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the project specifications provided by Sponsor, and are outlined below. It should be noted, however, that the costs presented in this budget for these services are estimated pending review of the final specifications, protocol and CRF.
A. Project Specifications
Project Specifications

Total # of Sites	11
Distribution of Sites	Australia (1 x WA, 3 x VIC, 4 x NSW and 3 x QLD)
# of Screened / Randomised Patients	60
# of CRF pages per patient (assumes **** unique pages)	****
# of Total CRF Pages processed	****
# of Serious Adverse Events	****; ****% of patients
Critical Milestone	****
Final Deliverable	Clinical Study Report
B. Project Management
Project Management Team

	Number of Days	Number of
Project Management Team	Allocated	Months
Project Leader (**** days per month between July-November; **** days per month December & January)	****	****
Senior Clinical Data Manager — UK (****% FTE)	****	****
Lead Clinical Data Analyst — UK (****% FTE at start up; ****% FTE for duration and ****% FTE at close out)	****	****
Biometrics Team Leader	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The Project Leader will act as a single point of contact for Sponsor during the course of this study. The Project Leader is responsible for the generation of detailed project timelines and ensure that that these milestones are met. The Project Leader will provide on-going project status reports as agreed with Sponsor and will proactively identify and resolve critical project issues. The Project Leader is also responsible for managing the project budget and addressing all out-of-scope items with Sponsor.
In addition, as the Project Leader is acting in a dual role, this person will also be responsible for usual Biometrics Team Leader activities that are discussed later in this section.
SOPs
All services outsources will be performed in accordance with Omnicare CR’s SOPs following review and approval by Sponsor, unless specified otherwise.
Study Documents and CRF Return
Omnicare CR will return all study documents in accordance with Omnicare CR’s SOP. This usually occurs within three months of study completion. The CRFs are reviewed and reconciled against the CRF tracker from Omnicare CR’s Clinical Data Management Department. Each CRF is reviewed for completeness and accuracy of filing. A CRF transfer form is completed listing the number of pages for each individual CRF returned.
C. Clinical Data Management

Activity	Number
# Unique CRF Pages	****
# Repeat CRF Pages	****
Total CRF Pages	****
# of Edit Checks	****
# of Adverse Events per Patient — MedDRA	****
# of Concomitant Medications per Patient — WHODrug	****
# of Transfers (including initial)	****
Data Management Project Team
A data management team will be assigned to this project to carry out all of the activities defined in the specifications. The team will consist of a Clinical Data Manager, Lead Clinical Data Analyst, Database Programming staff, Dictionary Manager, Data Technicians and Clinical Data Analysts. Team resources for the project will be developed by the Data Manager and will be based on the Case Report Form retrieval plan. Adjustments can be made as needed as the study progresses.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Due to the nature of the deliverables for this Project, Omnicare CR has assumed a Clinical Data Manager (CDM) will be assigned to this project for almost **** days per month for just over **** months. The CDM will provide oversight of the data management team as well as ensure that all deliverables are achieved.
On a continual basis, the Omnicare CR team, Project Leader/Biostatistics Team Leader; the Clinical Data Manager and the Lead Clinical Data Analyst will work in concert, will evaluate the number and type of queries being generated by Clinical Data Management, in order to proactively manage the retrieval of quality data and site release status Plans will be implemented to inspect the data for trends and issues in order to suggest focused training at both the project team and the site levels. This will commence as soon as the first CRF pages are submitted in order to proactively resolve data issues.
It is Omnicare CR’s policy to perform a quality control (QC) of the final database to ensure the error rate is within an acceptable range. Each CRF will be printed as a data listing with 100% QC of pre-defined critical data fields against the hard-copy CRF. In addition, a ****% sampling of the patient data will undergo quality control for 100% of the data fields, prior to declaration of a clean database. The processes and outcomes of these QC audits will be documented, with audit findings corrected within the timeframe identified with Data Management Plan. Omnicare CR supports the plan for transfer of clean data to give both Sponsor and the Omnicare Biometrics Group an opportunity to review clean data periodically, ensuring that guidelines are complete and accurate, and that the data is represented Correctly in preparation for the analysis.
Omnicare CR believes that these strategies will ensure:
•	Cleaner cases and data.

•	Minimises queries.

•	Timely resolution of study and site issues.

•	Cohesiveness between Sponsor, Omnicare CR and the study site.

•	On-time delivery of final clean clinical study database.

•	No surprises when preparing for data analysis.
Clinical Data Manager
The Clinical Data Manager assigned to this project will oversee all Data Management activities throughout the life of the project. This dedicated Clinical Data Manager will act as the primary liaison for all Data Management activities. Many of the Clinical Data Manager’s activities are listed below:
•	Overseeing the completion of setup and maintenance of all data management activities

•	Creation and implementation of the Data Management Plans

•	Supporting the development of the CRF completion guidelines

•	Liaise with monitoring team to ensure expectations for recording data accurately are communicated to the project team and the study site

•	Managing the query generation

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Proactively addressing data quality issues to reduce query generation

•	Ensuring high quality and timely data management deliverables

•	Maintain ongoing communication with Sponsor team members and Omnicare CR’s project team members

•	Oversee project training for Clinical Data Management team members

•	Provide status updates to both the Omnicare CR internal Project team and the Sponsor team members

•	Clinical Data Management Project resource plan to ensure proper staffing throughout the study
Lead Clinical Data Analyst (CDA)
Omnicare CR has assigning a lead CDA. The Lead CDA will provide additional team oversight for the project Data Technicians and CDAs. The Lead CDA will assist the Clinical Data Manager with the following activities in relation to the page-related staff:
•	Prioritisation of Clinical Data Management tasks

•	Directing the daily task Clinical Data Management team task assignments

•	Monitoring the status of task and work load

•	Ongoing project training within Data Management

•	Providing feedback to the Clinical Monitoring staff on query trends

•	Providing backup support to the Clinical Data Manager

•	Ensure a cohesive team that maintains high quality and data consistency

•	Generating metrics reports
Data Management Plan
Omnicare CR assumes **** (****) Sponsor review cycles including up to **** major and **** minor revision in order to finalise the data management plan.
Database Development
Omnicare CR will develop the study clinical database utilising Oracle Clinical with Omnicare CR standard specifications.
Edit Specifications
Edit programming will begin after receiving Sponsor’s signoff of the edit specifications. The budget includes **** edits.
MedDRA Dictionary
Sponsor is required to have a current MedDRA license in good standing prior to receipt of any MedDRA coded terms. It is assumed under this Exhibit that Sponsor has a current MedDRA license in good standing and that such will be maintained throughout the course of the Services.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Data Management Plan
The Clinical Data Manager will develop the Data Management Plan. The Data Management Plan will include descriptions of the following Data Management activities:
•	Project data flow

•	Database development overview

•	Edit specifications

•	Data entry guidelines

•	Data handling guidelines

•	Study assumptions (Level 1)

•	SAE reconciliation process

•	External data load procedures / External Data Cleaning parameters / Discrepancy identification flow

•	Dictionary coding guidelines and processes

•	Database closure procedures
Prior to the start of Data Management activities, the Data Management Plan and edit specifications must be agreed to and signed by the Omnicare CR designee and Sponsor representative. The agreement to all data handling rules will ensure an accurate and timely final database lock leading to a successful data analysis. It is assumed that all portions of the Data Management Plan related to any specific task will be agreed upon prior to the start of those activities.
Data Tracking and Data Entry
The dual data entry strategy will be utilised for numeric and/or text fields. Data will be entered by one member of the data entry staff and re-entered on-line by a second member of the staff. CRF data for screen failure patients will be tracked and entered into the database but will not be cleaned.
All CRF and ancillary data received from the investigative sites are logged into a tracking database on a page-by-page basis. Each page is identified by type of page and date received. Working copies will be maintained in Clinical Data Management and used for any annotations during processing and cleaning. All original (white) CRF pages will be archived by the Sponsor prior to the working Copies being sent to Omnicare CR.
Data Review and Query Processing
Following the data handling rules and edits specifications listed in the Data Management Plan, the Lead CDA will be responsible for:
•	Reviewing the CRF data for obvious corrections and potential queries via the electronic Edit checks and the Manual review checks listed in the Data Management Plan

•	Applying any agreed upon self evident corrections or study assumptions

•	Transmitting queries to investigative sites via monitors

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Tracking queries (issued and resolved) into Oracle Clinical Discrepancy Management System

•	Working with the Clinical Data Manager to ensure all Data Clarification Forms (DCFs) are signed by the investigator and received in house via fax or mail.
On a continual basis, the Clinical Data Manager will evaluate the number and type of queries being generated by Clinical Data Management, in order to proactively manage the retrieval of quality data on these studies. The team will frequently inspect the data for trends and identification of issues, providing feedback to both the project team and the site. This will begin as soon as sufficient CRF pages are received to identify the trends.
Reconciliation of Safety and Clinical Database
Omnicare CR assumes a total of **** SAEs for this project. A total of **** (****) Adverse Event (AE) qualifiers will be reconciled. Omnicare CR’s Clinical Data Manager will update with the DCF responses and inform Sponsor of the changes.
D. Biometrics
Statistical Analysis Plan
Omnicare CR will develop a statistical analysis plan, including operational definition of endpoints to be analysed, definition of patient subsets (evaluable and intent-to-treat), visit windows, rules for data handling, and a detailed description of statistical methodology.
If Sponsor has a standard statistical analysis plan template then this can be used instead. Omnicare CR has budgeted for one Sponsor review and one revision.
Design of Table Shells (Mocks)
The statistical plan will include a set of formatted shells for all data displays (data listings, summary tables and graphics) planned for each study. If formatted data displays are not required, a detailed table of contents of SAS generated data displays will be included.
Tables, Listings and Graph Programming
Omnicare CR will perform the programming and will validate the following tables, listings and figures/ graphs:

	Unique	Repeat	Total
Tables	****	****	****
Listings	****	****	****
Figures/Graphs	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Database Transfer
Omnicare CR assumes **** standard database transfer that will be submitted to Sponsor in the form of SAS datasets.
Top Line Statistics Summary Report / Statistical Report
A report will be developed in accordance with Sponsor’s requirements and will summarise the results of the study, including findings that may not be appropriate for the body of the clinical report (tests for interaction, data distribution issues, etc.), deviations from the planned analyses, and additional exploratory analyses.
It has been assumed that the Top Line Statistics Summary Report will include a small number of safety and efficacy tables with a brief overview of the document that is sufficient for inclusion in a Press Release to be organised by Sponsor.
Lab Samples
Lab samples are being analysed centrally at QML in Australia.
E. Clinical Writing
Clinical Study Report
The integrated clinical and statistical summary will be prepared in accordance with ICH guidelines on the “Structure and Content of Clinical Study Reports”, appropriate agency regulations, and Omnicare CR’s SOI’s and clinical study report format. A draft clinical report will be generated within **** (****) weeks after receipt of source material and final summary tables and patient data listings.
The designated Omnicare CR clinical writers will liaise closely with the statistician and other team members. All clinical documents will receive two levels of quality control reviews before they are released. There will be a QC review by an independent clinical writer for accuracy and consistency, and a review by the writing manager for accuracy, client format consistency, and appropriate regulatory and clinical perspective. The first draft will then be provided to the Sponsor for review.
The second draft clinical study report will be produced after receipt of one set of collated comments from the Sponsor. It is our experience at Omnicare CR that this can be facilitated, more speedily, by ****. The second draft will be reviewed within the Clinical Writing Department at Omnicare CR to ensure that all Sponsor comments are addressed and that all changes are consistent with the supporting data. Following the Sponsor’s second review, minor revisions will be made and the report finalised.
Omnicare CR Biometrics will provide up to **** tables, **** listings and **** figures that will be summarised in the clinical study report.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

This fee includes **** major and **** minor revision. One major revision of the draft report is considered to be up to **** (****) days of requested changes and a minor revision is up to **** (****) day of requested changes. Patient narratives will be drafted from final patient data listings. Omnicare CR Clinical Writing will prepare patient narratives for SAEs and discontinuations due to adverse events based upon a $**** per narrative fee. This fee does not include the collation or compilation of clinical study report appendices.
Clinical Writing Input to SAP
Omnicare CR Clinical Writing will review the draft statistical analysis plan and mock summary tables and data listings for consistency with the protocol and ICH guidelines. Clinical Writing will provide feedback on the table design and format to facilitate the use of the data in the clinical study report.
V. Budget
A. Estimated Project Budget

				Unit		Estimated	Estimated
			#	Cost		Pass-Thru	Total Cost
Services		Unit	Units	(A$)	Fees (A$)	(A$)	(A$)
CLINICAL DATA MANAGEMENT
•	Clinical Data Management Oversight — Int’l (CDM Manager assumes ****% FTE x **** month for Start-up, ****% FTE for **** months for Duration, and ****% FTE for **** months for Close-out)	Days	****	****	****	****	****
•	Lead CDA Int’l (assumes ****% FTE x **** month for Start-up, ****% FTE for **** months for Duration and ****% FTE for **** months for Close-out) —Actual days will be billed	Days	****	****	****	****	****
•	Development of Data Management Plan (includes **** major and **** minor revision; add’l revisions will be billed at per diem rates)	Days	****	****	****	****	****
•	Database Development, Testing and Maintenance (assumes **** page CRF, **** unique CRF pages)	Project	****	****	****	****	****
•	Estimated Data Entry (actuals will be billed)	Pages	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit		Estimated	Estimated
			#	Cost		Pass-Thru	Total Cost
Services		Unit	Units	(A$)	Fees (A$)	(A$)	(A$)
CLINICAL DATA MANAGEMENT (continued)
•	Estimated Data Review and Query Resolution (assumes **** issue per **** CRF pages, **** manual checks and the application of **** study assumption for **** CRF pages); assumes **** CRF pages per enrolled patient, **** pages per screen failure patient, and **** pages per drop out patient. Based on number of CRF Pages, actuals will be billed	Page	****	****	****	****	****
•	Quality Control Check of Database versus CRF (assumes **** CRF pages per patient)	Patient	****	****	****	****	****
•	Quality Control Check of Database versus CRF critical variables (**** minutes/patient)	Patient	****	****	****	****	****
•	Edit Development (actuals will be billed)	Edits	****	****	****	****	****
•	CRF and Query Tracking (includes all ancillary pages; actuals will be billed)	Page	****	****	****	****	****
•	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Medication Terms (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	External Vendor) — Initial Load (actuals will be billed)						****
	Initial Load	Load	****	****	****	****	****
	>Subsequent Load (actuals will be billed)	Monthly	****	****	****	****	****
	Lab Visit Verification (**** visits x 60 patient’s: actuals will be billed)	Visits	****	****	****	****	****
•	Reconciliation of the Safety and Clinical Database (actuals will be billed)	SAE	****	****	****	****	****

	Subtotal — Clinical Data Management				****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit		Estimated	Estimated
			#	Cost		Pass-Thru	Total Cost
Services		Unit	Units	(A$)	Fees (A$)	(A$)	(A$)
BIOMETRICS
•	Biometrics Team Manager (includes Project Management)	Days	****	****	****	****	****
•	Project Data Setup	Project	****	****	****	****	****
•	Statistical Plan	Project	****	****	****	****	****
•	Design of Table Shells (Mocks)	Project	****	****	****	****	****
•	Programming/QC of Data Displays (actuals will be billed).
	Unique Tables	Table	****	****	****	****	****
	Repeat Tables	Table	****	****	****	****	****
	Unique Listings	Listing	****	****	****	****	****
	Repeat Listings	Listing	****	****	****	****	****
	Unique Figures	Figure	****	****	****	****	****
	Repeat Figures	Figure	****	****	****	****	****
•	Programmatic Evaluability/Outcome	Project	****	****	****	****	****
•	Statistical Analysis	Project	****	****	****	****	****
•	Statistical Report (Top Line Stats Summary Report)	Project	****	****	****	****	****
•	FDA Item 11 (if required)	Project	****	****	****	****	****
•	Standard Data Transfer
	>Initial	Transfer	****	****	****	****	****
	>Subsequent	Transfer	****	****	****	****	****
Add’l Stats consulting, meeting attendance, etc., will be charged at per diem rates as follows:
	Team Leader	Days		****
	Statistician	Days		****
	Programmer	Days		****

	Subtotal — Biometrics				****	****	****
CLINICAL WRITING
•	Clinical Study Report - Phase II; includes **** major (up to **** days), and **** minor (up to **** day) revision: does not include compilation of Clinical Study Report Appendices; per Omnicare CR SOPs)	Report	****	****	****	****	****
•	Narratives (actuals will be billed)	Narrative	****	****	****	****	****
•	Clinical Writing Input to SAP	Project	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit		Estimated	Estimated
			#	Cost		Pass-Thru	Total Cost
Services		Unit	Units	(A$)	Fees (A$)	(A$)	(A$)
CLINICAL WRITING (continued)
Attendance at Sponsor Requested Meetings:
Sponsor will be billed for actual time expended. Attendance at Sponsor requested meetings (teleconferences/video conferences or client review/planning meetings at Sponsor/Omnicare CR) will be billed to Sponsor according to the following per diem rates:
	Director			****
	Senior Writer	Days		****
	Clinical Writer	Days		****
	Subtotal — Clinical Writing				****	****	****

MISCELLANEOUS
•	Return of CRF (hard copy); bill on actuals	Pages	****	****	****	****	****
Subtotal — Miscellaneous					****	****	****

Estimated Services Budget					****

Estimated Pass Through						****

Total Estimated Budget							****

B. Payment Schedules
1. Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
An initial payment of AUD$****, representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit B. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. The subsequent invoices shall be reduced by a prorated portion form the initial payment such that the initial payment is applied evenly over the term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
2. Pass-Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorize in summary the following key Pass-Through Expenses related to a project:
•	Travel

•	Delivery costs

•	CRF and other printing or copying costs

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Investigator Meeting costs

•	Telecommunication costs (which may include telephone, fax, pager, conference calls, or PC connectivity charges)
All other project related expenses that are not related to Service Fees and any additional detail to support Pass-Through Expenses will be provided on a fee basis.
3.	Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Maquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4.	Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit B shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit B as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit B and such document is incorporated herein by reference as if fully set forth herein.
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

BY:	/s/ Michael Aldridge	BY:	/s/ Kevin D. Duffy

Name:	Michael Aldridge	Name:	Kevin D. Duffy
Title:	Director	Title:	Senior Vice President Global Marketing & Business Development
Date:	24-8-05	Date:	9-6-05

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #01 to Exhibit B to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24thAug 2005.
     THIS CHANGE ORDER is entered into this 23rd day of Dec, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership, as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit B to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement.
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1.	Schedule of Changes
Sponsor and Omnicare CR agree to the following additional work and reduced services pursuant to the general terms and conditions set forth in the Agreement:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated Additional
Reference	Services to be Billed	Service Fee (AUS$)
Pursuant to Exhibit B, Omnicare CR will provide biometrics support for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol #PEP0O5-001, Version 2	Unique Tables: * Estimated number of unique tables in original budget = ****	****
* Actual number of unique tables = ****

* Variance = **** unique tables @ AUS$****

	Repeat Tables:	****

* Estimated number of repeat tables in original budget = ****

* Actual number of repeat tables = ****

* Variance = **** repeat table @ AUS$****

	Unique Listings:	****

* Estimated number of unique listings in original budget = ****

* Actual number of unique listings = ****

* Variance = **** unique listings @ AUS$****

	Repeat Listings:	****

* Estimated number of repeat listings in original budget = ****

* Actual number of repeat listings = ****

* Variance = **** repeat listings @ AUS$****

Estimated Reduced
Reference	Services Not to be Billed	Service Fee (AUS$)
Pursuant to Exhibit B, Omnicare CR will provide biometrics support for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol # PEP005-001, Version 2	Unique Figures: * Estimated number of unique figures in original budget = **** * Actual number of unique figures = **** * variance = **** unique figure @ AUS$****	****

	Repeat Figures:	****

* Estimated number of repeat figures in original budget = ****

* Actual number of repeat figures = ****

* Variance = **** repeat figure @ AUS$****

Total Estimated Service Fees to be Billed		****	*

Total Estimated Service Fees Not to be Billed		****

Total Estimated Pass Through Expenses		****	**

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2.Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #01.
3.Payment
The full payment of AUS$**** of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #01. The payment of Service Fees and Pass-Through Expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #01 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #01 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #01, all other terms and conditions of the Agreement shall continue in force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE
BY AND BETWEEN:
Peplin Operations Pty Ltd.		Omnicare CR, Inc.
By:	/s/ Michael Aldridge	By:	/s/ Leonard Stigliano
Name:	Michael Aldridge	Name:	Leonard Stigliano
Title:	CEO & Managing Director	Title:	Pres. & Global Chief Operating Officer
Dated:	12-Dec-05	Dated:	12-23-05

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Sponsor Notification Form

Change in Project Scope

Protocol Number: PEP005-001	Date of Request: 04OCT2005	Omnicare PCN: KO1503

Omnicare Project Director: Omnicare Account Director: Sponsor Study Manager: Sponsor Outsourcing Manager:	**** **** Peter Welburn

Individual and Department making request:	****, Biometrics

Brief Description of Project Scope Change:
Revised costing for tables and listings presented in Statistical Analysis Plan. The original proposal had an estimate of Tables (**** unique/**** repeat), Listings (**** unique/**** repeat) and Figures (**** unique/**** repeat). Due to reporting requirements and providing comprehensive efficacy analysis there has been an increase in the number of Tables and Listings designed and presented in the Statistical Analysis Plan (please see attached table of contents for flagging of Unique (P) and Repeat (S) displays.

The updated count of Tables is **** unique/**** repeat and Listings is **** unique/**** repeat.
The increase in cost to produce these data displays as set out in the Statistical Analysis Plan will be $****

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available):	☑ Increase ☐ Decrease ☐ Other (specify)

The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgment received at OCR.
☑	OCR may proceed with the additional/changed services It is understood that detail and full cost estimate will be provided by OCR.

☐	OCR may not proceed with additional/changed services.

Sponsor Comments:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 1 of 1

Initial Sponsor Notification Form

Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document via fax to                     , or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ Peter Welburn	7/10/05

Sponsor Signature	Date

*	Notification only — not legally binding

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 2 of 1

Change Order #02 to Exhibit B to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24th Aug 2005.
     THIS CHANGE ORDER is entered into this 18th day of October, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit B to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1. Schedule of Changes
Sponsor and Omnicare CR agree to the following additional work services pursuant to the general terms and conditions set forth in the Agreement:

Estimated
Additional Service
Reference	Services to be Billed	Fee (AUS$)
Pursuant to Exhibit B, Omnicare CR will load Sponsor’s log of protocol deviations from monitoring of PEP005-001 into the clinical database	Development of an additional DCM/DCI module, loading the spreadsheet data and QC of received data.	$ ****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2. Term
Notwithstanding any language to the contrary set forth in the Agreement Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #02.
3. Payment
The full payment of AUS$**** of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #02. The payment of Service Fees and Pass-Through Expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Change Order #02 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #02 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #01, all other terms and conditions of the Agreement shall continue in force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ JANELLE KATSAMAS	By:	/s/ KEVIN D. DUFFY

Name:	JANELLE KATSAMAS	Name:	KEVIN D. DUFFY
Title:	CLINICAL RESEARCH MGR	Title:	EXECUTIVE VICE PRESIDENT
GLOBAL BUSINESS DEVELOPMENT
CHIEF RELATIONS OFFICER
Dated:	21 February 2006	Dated:	3/7/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Sponsor Notification Form

Change in Project Scope

Protocol Number: PEP005-001	Date of Request: 19OCT2005	Omnicare PCN: KO1503

Omnicare Project Director: Omnicare Account Director: Sponsor Study Manager: Sponsor Outsourcing Manager:	**** **** Peter Welburn

Individual and Department making request:	****, Clinical Data Management

Brief Description of Project Scope Change:
In order to load Peplin’s log of protocol deviations from monitoring of PEP005-001 into the clinical database an additional Oracle Clinical module is required to be built to receive this data. This will take as estimated **** hours to complete and would include building the DCM/DCL module, loading the spreadsheet data and QC of received data. The proposed cost is $****.

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available):	☑ Increase ☐ Decrease ☐ Other (specify)

The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates. OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgement received at OCR.
☑	OCR may proceed with the additional/changed services. It is understood that detail and full cost estimated will be provided by OCR.

☐	OCR may not proceed with additional/changed services.

Sponsor Comments:

Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document via-fax to                     , or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ JANELLE KATSAMAS	25 Oct 05

Sponsor Signature	Date

*	Notification only — not legally binding

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 1 of 1

Change Order #03 to Exhibit B to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24th Aug 2005.
     THIS CHANGE ORDER is entered into this 15th day of December, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Service Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity, (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit B to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
Following database close, data management reconciliation to CRF pages received, queries raised, QC performed SAE reconciliation has taken place.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1.	Schedule of Changes
Sponsor and Omnicare CR agree to the following changes to the budget based on the final reconciliation pursuant to the general terms and conditions set forth in the Agreement:

Omnicare CR, Inc.
Clinical Budget for:
Sponsor:	Peplin
PCN:	KO1503.03				Estimated	Estimated
Services	Unit	# Units	Unit Cost	Fees	Pass-Thru	Total Cost

• Estimated Data Entry (actuals will be billed)
>Pages in Int’l	Pages	****	****	****	****	****
• Data Review and Query Resolution
> CRF Pages	Page	****	****	****	****	****
• Quality Control Check of critical variables	Patient	****	****	****	****	****
• Edit Development (actuals will be billed)	Edits	****	****	****	****	****
• CRF and Query Tracking (includes all ancillary pages; actuals will be billed)	Page	****	****	****	****	****
• Dictionary Coding of Adverse Event terms to MedDRA (estimated to be per patient; actuals will be billed)	Term	****	****	****	****	****
• Dictionary Coding of Medication terms (estimated to be per patient; actuals will be billed)	Term	****	****	****	****	****
Lab Visit Verification	Visits	****	****	****	****	****
• Reconciliation of the, Safety and Clinical Database (actuals will be billed)	SAE	****	****	****	****	****
Sub-Total Clinical Data Management				****	****	****

Estimated Services Budget				****

Estimated Pass Through					****

Total Estimated Budget						****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #03.
3. Payment
The full payment of AUS$**** of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #03. The payment of Service Fees and Pass-Through Expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Change Order #03 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #03 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #01, all other terms and conditions of the Agreement shall continue in force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ JANELLE KATSAMAS	By:	/s/ KEVIN D. DUFFY

Name:	JANELLE KATSAMAS	Name:	KEVIN D. DUFFY
Title:	CLINICAL RESEARCH MGR	Title:	EXECUTIVE VICE PRESIDENT GLOBAL BUSINESS DEVELOPMENT CHIEF RELATIONS OFFICER
Dated:	20 December 2005	Dated:	1-26-06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Sponsor Notification Form

Change in Project Scope

Protocol Number: PEP005-001	Date of Request: 21NOV2005	Omnicare PCN: KO1503

Omnicare Project Director: Omnicare Account Director: Sponsor Study Manager: Sponsor Outsourcing Manager:	**** **** Peter Welburn

Individual and Department making request:	****, Clinical Data Management

Brief Description of Project Scope Change:
Following database close, data management reconciliation of CRE pages received, queries raised, QC performed and SAE reconciliation has taken Place. These tasks are billed as actuals as per the contract and the final reconciliation of tasks is attached. This represents an overall increase of $**** in the clinincal data management budget.

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available):	☑ Increase ☐ Decrease ☐ Other (specify)

The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgement received at OCR.
☑	OCR may proceed with the additional/changed services. It is understood that detail and full cost estimate will be provided by OCR.

☐	OCR may not proceed with additional/changed services.

Sponsor Comments:

Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document viafax to                     , or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ Michael Aldridge	12-De-05

Sponsor Signature	Date

*	Notification only — not legally binding

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 1 of 1

PEP005-001 (KO1503)

			#units per	contract
Contract item	unit	unit cost A$	contract	cost	actual # units	actual cost	difference
Oversight—CDM manager	days	****	****	****	****	****	****
Oversight — Lead CDA	days	****	****	****	****	****	****
DMP	days	****	****	****	****	****	****
database development	project	****	****	****	****	****	****
data entry	page	****	****	****	****	****	****
data review	page	****	****	****	****	****	****
QC full	patient	****	****	****	****	****	****
QC critical variables	patient	****	****	****	****	****	****
Edit development	edit	****	****	****	****	****	****
CRF tracking	page	****	****	****	****	****	****
dictionary coding of AEs	term	****	****	****	****	****	****
dictionary coding of meds	term	****	****	****	****	****	****
lab load — initial	load	****	****	****	****	****	****
lab visit verification	visit	****	****	****	****	****	****
SAE reconciliation	SAE	****	****	****	****	****	****

Total				****		****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #03 to Exhibit B to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 18th October 2005.
     THIS CHANGE ORDER is entered into this 15th day of December, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit B to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
Following database close, data management reconciliation of CRF pages received, queries raised, QC performed and SAE reconciliation has taken place.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1. Schedule of Changes
Sponsor and Omnicare CR agree to the following changes to the budget based on the final reconciliation pursuant to the general terms and conditions set forth in the Agreement:

Omnicare CR, Inc.
Clinical Budget for:
Sponsor:	Peplin
PCN:	KO1503.03

						Estimated	Estimated
Services		Unit	# Units	Unit Cost	Fees	Pass-Thru	Total Cost
Clinical Data Management
•	Estimated Data Entry (actuals will be billed) >Pages in Int’l	Pages	****	****	****	****	****
•	Data Review and Query Resolution > CRF Pages	Pages	****	****	****	****	****
•	Quality Control Check of critical variables	Patient	****	****	****	****	****
•	Edit Development (actuals will be billed)	Edits	****	****	****	****	****
•	CRF and Query Tracking (includes all ancillary pages; actuals will be billed)	Page	****	****	****	****	****
•	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be per patient; actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Medication Terms (estimated to be per patient; actuals will be billed)	Term	****	****	****	****	****
	Lab Visit Verification	Visits	****	****	****	****	****
•	Reconciliation of the Safety and Clinical Database (actuals will be billed)	SAE	****	****	****	****	****

	Sub-Total Clinical Data Management				****	****	****

Estimated Services Budget					****

Estimated Pass Through						****

Total Estimated Budget							****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #03.
3. Payment
The full payment of AUS $**** of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #03. The payment of Service Fees and Pass-Through Expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Change Order #03 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #03 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the Corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #01, all other terms and conditions of the Agreement shall continue in force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Peter Welburn	By:	/s/ Kevin Duffy
Name:	Peter Welburn	Name:	Kevin Duffy
Title:	Director, Drug Development	Title:	Senior Vice President, Global Marketing & Business Development
Dated:	20/12/05	Dated:	1/26/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Sponsor Notification Form

Change in Project Scope

Protocol Number: PEP005-001	Date of Request: 21DEC2005	Omnicare PCN: KO1503

Omnicare Project Director: Omnicare Account Director: Sponsor Study Manager: Sponsor Outsourcing Manager:	**** **** Peter Welburn

Individual and Department making request:	****, Clinical Writing

Brief Description of Project Scope Change:

The final number of tables and listings represents a significant increase compared to the contracted number of TLs (**** tables and **** listings versus **** tables and **** listings). More time will be required to draft the Clinical Study Report based on the increased number of tables and listings. This additional work represents an additional $**** for production of the CSR.

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available)	☑ Increase ☐ Decrease ☐ Other (Specify)

The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates. OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgment received at OCR.
☑   OCR may proceed with the additional/changed services. It is understood that detail and full cost estimate will be provided.by OCR.
☐   OCR may not proceed with additional/changed services.

Sponsor Comments:

Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document via fax to                     , or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ Peter Welburn	30 December 2005
Sponor Signature	Date

*	Notification only — not legally binding

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 1 of 1

Change Order # 4 To Exhibit B To The Clinical Services Master Agreement
Between Peplin Operations Pty Ltd. And Omnicare CR, Inc.,
Dated 24thAugust 2005.
          THIS CHANGE ORDER is entered into this 10th day of January, 2006, by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter“Omnicare CR”).
          WHEREAS, Sponsor and Omnicare CR have entered into certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare ,CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
          WHEREAS, Sponsor and Omnicare CR desire to amend Exhibit B to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
          NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR hereby agree as follows:
1. Schedule of Changes
Sponsor and Omnicare CR agree to the following additional work pursuant to the general terms and conditions set forth in the Agreement:

Estimated
Additional Service
Reference	Services to be Billed	Fee (AUS$)
Pursuant to Exhibit B, Omnicare CR will provide Clinical Writing Services for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol #PEP005-001,Version 2	More time will be required to draft the Clinical Study Report based on the increased number of tables and listings:

•   **** tables and **** listings were produced versus **** tables and **** listings originally contracted.
****

• Estimated additional time: **** days of a Senior Writer @ $****/day = $**** **** day day of a Director CW @ $****/day = $****

Total Estimated Additional Service Fees		* ****

Total Estimated Pass Through Expenses		******

Total Estimated Budget		****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

1

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
In the event of any conflict between the provisions of this Change Order #4 and the Agreement, the terms of this Change Order #4 shall govern.
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended as set forth above to permit completion of the additional work set forth in this Change Order #4.
3. Payment
The full payment of AUS$**** of the estimated additional Service Fees shall be due and payable to Omnicare CR upon execution of this Changes #4. The payment of Service Fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If any payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation
Macqarie Shopping Centre
North Ryde, NSW 2114
Swift ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated service fees set forth in this Change Order #4 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining services under this Change Order #4 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #4, all other terms and conditions of the Agreement shall continue in full force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2

ACCEPTED AND APPROVED BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

22By:	/s/ Peter Welburn	By:	/s/ KEVIN D. DUFFY

Name:	Peter Welburn	Name:	KEVIN D. DUFFY
Title:	Director, Drug Development	Title:	EXECUTIVE VICE PRESIDENT GLOBAL BUSINESS DEVELOPMENT CHIEF RELATIONS OFFICER
Date:	30\1\06.	Date:	2-13-06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

3

Change Order #05 to Exhibit B to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24 August 2005.
     THIS CHANGE ORDER is entered into this 13th day of February, 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit B to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated Service
Reference	Changes and/or Additions	Fee (AUS$)

Pursuant lo Exhibit B, Omnicare CR will provide statistical support for the Sponsor’s Study of PEP005 Topical Gel, Protocol # PEP005-001	Sponsor has requested the production of **** (****) additional tables (**** unique and **** repeat tables) and the provision of a short flash report (up to **** (****) page) to accompany delivery of tables. These additional tables and flash report are to be delivered by 28 February 2006.

The estimated cost to produce the additional tables and flash report are:

	* **** unique tables @ $****/table = $****	****
	* **** repeat table @ $****/table = $****	****
	* **** flash report (**** hours Biostatistician time @ $****/hour) = $****	****

Actuals will be billed.

Total Estimated Service Fees to be Invoiced		****

Total Estimated Pass Through Expenses		**** **

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended to 28 February 2006 to permit the completion of the additional work set forth in this Change Order #05.
3. Payment
The full payment of AUS$**** for Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #05. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #05 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #05 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #05, all other terms and conditions of the Agreement shall continue in force and effect.
ACCEPTANCE
BY AN BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Peter Welburn	By:	/s/ KEVIN D. DUFFY
Name:	Peter Welburn	Name:	KEVIN D. DUFFY
Title:	Director, Drug Development	Title:	EXECUTIVE VICE PRESIDENT GLOBAL BUSINESS DEVELOPMENT CHIEF RELATIONS OFFICER
Dated:	21 February 2006	Dated:	3/7/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Sponsor Notification Form

Change in Project Scope

Protocol Number: PEP005-001	Date of Request: 10FEB2006	Omnicare PCN: KO1503

Omnicare Project Director: Omnicare Account Director: Sponsor Study Manager: Sponsor Outsourcing Manager:	**** **** Peter Welburn

Individual and Department making request:	****, Biometrics

Brief Description of Project Scope Change:

The sponsor has requested the production of **** additional tables (**** unique and **** repeat tables) and the provision of a short flash report (up to **** page) to accompany delivery of tables. These additional tables and flash report are to be delivered by 28FEB2006.

The estimate cost to produce **** unique tables (@ $**** each, is $****, **** repeat table (@ $**** each) is $**** and the flash report (**** hours @ $**** each) is $****. The Total estimated cost is $****.

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available)	☑ Increase ☐ Decrease ☐ Other (Specify)

The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates. OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgment received at OCR.
☑   OCR may proceed with the additional/changed services. It is understood that detail and full cost estimate will be provided by OCR.
☐   OCR may not proceed with additional/changed services.

Sponsor Comments:
Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document via fax to                     , or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ Peter Welburn	16\2\06
Sponsor Signature	Date

*	Notification only — not legally binding

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 1 of 1

Change Order #06 to Exhibit B to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24 August 2005.
     THIS CHANGE ORDER is entered into this 22nd day of September, 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit B to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated Service
Reference	Changes and/or Additions	Fee (AUS$)
Pursuant to Exhibit B, Omnicare CR will provide Statistical and Clinical Writing support for the Sponsor’s Study of PEP005 Topical Gel, Protocol # PEP005-001	Sponsor has requested the additional production of tables and a graph as well as clinical writing additions. The cost to produce the additional tables and graph are:

	* **** unique tables @ $****/table	****

	* **** repeat tables @ $****/table	****

	* **** unique graph @ $****/graph	****

The cost for the additional clinical writing are:

	* Senior Clinical Writer — ****days@ $****/day	****

	* Clinical Writing Director — **** day @ $****/day	****

Total Estimated Service Fees		****	*

Total Estimated Pass Through Expenses		****	**

Total Estimated Budget		****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2.	Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended to permit the completion of the additional work set forth in this Change Order #06.
3.	Payment
The full payment of AUS$**** representing **** percent (****%) of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #06. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4.	Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #06 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right increase the price of the remaining Services under this Change Order #06 as of each ****; such increases shall not exceed the percentage change of the Medical Services Index for the corresponding period.
5.	No Other Changes
Except as expressly provided to the contrary in this Change Order #06, all other terms and conditions of the Agreement shall continue in force and effect.

ACCEPTANCE

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Michael Aldridge	By:	/s/ Dale Evans

Name:	Michael Aldridge	Name:	Dale Evans
Title:	Managing Director & CEO	Title:	CEO
Dated:	4-oct-06	Dated:	10/10/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit C to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc., dated 24-08-05.
     THIS EXHIBIT C is entered into this 24th day of August, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated 1st June 05 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit C, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I. Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s “A multi-centre, randomised, double-blind, parallel-group, vehicle-controlled study to determine the safety of PEP005 0.0025%, 0.01% and 0.05% gel with two treatment schedules, Day 1 and Day 2 or Day 1 and Day 8 applications to nodular basal cell carcinoma”. Protocol #PEP005-002 dated 28 February 2005 Version 2 Amendment #1 dated 9 June 2005 (hereinafter “the Project”) and associated costs. Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II. Project Roles and Responsibilities

Task	Peplin	Omnicare
Project Management
1. Regular updates of CRFs status (received, data entered, cleaned and number of queries outstanding)		X
2. Team meetings with minutes		X
3. Provision of status reports to Sponsor of performance against deliverables		X

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task	Peplin	Omnicare
Data Entry
1. Design/develop data collection system		X
2. Validate data collection system		X
3. Document control of CRFs		X
4. Enter and verify data		X
Data Management
1. Design/develop data cleaning system		X
2. Validate cleaning system		X
3. Write data management guidelines and edit specifications		X
4. Review CRF and edit system		X
5. Resolve edit queries		X
6. Incorporate laboratory data into database		X
7. Document corrections to CRFs		X
8. Provide weekly patient listing of AEs		X
9. Perform QC audits-electronic data compared to paper CRFs		X
10. Code drug dictionary		X
11. Code adverse events		X
12. Code medications		X
13. Test data transfer after 25% amount of patients completed		X
14. Test data transfer after 75% amount of patients completed		X
Statistical Analysis Plan
1. Prepare an abbreviated analysis plan prior to CRF finalisation		X
2. Define efficacy tables and listings		X
3. Define safety tables and listings		X
4. Produce efficacy tables and listings		X
5. Produce safety tables and listings		X
6. Provide draft report template and analysis plan		X
7. Approve report template	X
8. Validate efficacy tables and listings		X
9. Validate safety tables and listings		X
10. Perform quality assurance audit of the tables and listings		X
11. Provide final tables and listings		X
12. Provide statistical analysis		X
13. Database transfer to Sponsor		X

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task	Peplin	Omnicare
Report Preparation
1. Prepare draft report template		X
2. Approve final report template	X
3. Draft study report		X
4. Final study report		X
5. Perform quality control of study report		X
6. Approval of final study report	X
III. Project Timeline
The parties acknowledge that Omnicare CR will commence performance of the Service on or about 15 September 2005. The projected timeline for this Project is as follows:
The following timeline is meant as a guide only.

Activities	Anticipated Timeline
Start Database Set Up	Mid September 2005
Complete Database Build	****
Commence Data Entry	****
Complete Validation Programming	****
First Batch of DCFs Issued	****
Last Patient In	****
Treatment and Follow Up Period	****
Last Patient Out	****
Lasr CRF to Omnicare CR	****
Last DCF Issued	****
Soft Lock	****
Hard Lock	****
Final Statistical Analysis Complete	****
Clinical Study Report Available (following 7 weeks)	****
A detailed timeline and milestones will be developed based on the different assumptions of how the project is conducted.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IV. Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the project specifications provided by Sponsor, and are outlined below. It should be noted, however, that the costs presented in this budget for these services are estimated pending review of the final specifications, protocol and CRF.
A. Project Specifications

Project Specifications
Total # of Sites	8
Distribution of Sites	Australia (1 x WA, 3 x VIC, 2 x NSW and 2 x QLD)
# of Screened / Randomised Patients	Patients will be randomised into one of **** PEP005 gel concentrations or vehicle gel

**** treatment arms (****; ****)

**** patients per arm

Total of 60 to be enrolled
# of CRF pages per patient (assumes **** unique pages)	****
# of Total CRF Pages Processed	****
# of Serious Adverse Events	****; ****% of patients
Final Deliverable	Clinical Study Report
B. Project Management
Project Management Team

	Number of Days	Number of
Project Management Team	Allocated	Month
Project Leader (**** days per month for the first **** and last **** months; plus **** day per month for **** months)	****	****
Senior Clinical Data Manager — UK (****% FTE)	****	****
Lead Clinical Data Analyst — UK (****% FTE)	****	****
Biometrics Team Leader (**** day per month)	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The Project Leader will act as a single point of contact for Sponsor during the course of this study. The Project Leader is responsible for the generation of detailed project timelines and ensure that that these milestones are met. The Project Leader will provide on-going project status reports as agreed with Sponsor and will proactively identify and resolve critical project issues. The Project Leader is also responsible for managing the project budget and addressing all out-of-scope items with Sponsor.
In addition, as the Project Leader is acting in a dual role, this person will also be responsible for usual Biometrics Team Leader activities that are discussed later in this section.
SOPs
All services outsources will be performed in accordance with Omnicare CR’s SOPs following review and approval by Sponsor, unless specified otherwise.
Study Documents and CRF Return
Omnicare CR will return all study documents in accordance with Omnicare CR’s SOP. This usually occurs within three months of study completion. The CRFs are reviewed and reconciled against the CRF tracker from Omnicare CR’s Clinical Data Management Department. Each CRF is reviewed for completeness and accuracy of filing. A CRF transfer form is completed listing the number of pages for each individual CRF returned.
C. Clinical Data Management

Activity	Number
# Unique CRF Pages	****
# Repeat CRF Pages	****
Total CRF Pages	****
# of Edit Checks	****
# of Adverse Events per Patient — MedDRA	****
# of Concomitant Medications per Patient — WHODrug	****
# of Transfers (including initial)	****
Data Management Project Team
A data management team will be assigned to this project to carry out all of the activities defined in the specifications. The team will consist of a Clinical Data Manager, Lead Clinical Data Analyst, Database Programming staff, Dictionary Manager, Data Technicians and Clinical Data Analysts. Team resources for the project will be developed by the Data Manager and will be based on the Case Report Form retrieval plan. Adjustments can be made as needed as the study progresses.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Due to the nature of the deliverables for this Project, Omnicare CR has assumed a Clinical Data Manager (CDM) will be assigned to this project for almost **** days per month for just over **** months. The CDM will provide oversight of the data management team as well as ensure that all deliverables are achieved.
On a continual basis, the Omnicare CR team, Project Leader/Biostatistics Team Leader, the Clinical Data Manager and the Lead Clinical Data Analyst will work in concert, will evaluate the number and type of queries being generated by Clinical Data Management, in order to proactively manage the retrieval of quality data and site release status. Plans Will be implemented to inspect the data for trends and issues in order to suggest focused training at both the project team and the site levels. This will commence as soon as the first CRF pages are submitted in order to proactively resolve data issues.
It is Omnicare CR’s policy to perform a quality control (QC) of the final database to ensure the error rate is within an acceptable range. Each CRF will be printed as a data listing with 100% QC of pre-defined critical data fields against the hard copy CRF in addition, a ****% sampling of the patient data will undergo quality control for l00% of the data fields, prior to declaration of a clean database. The processes and outcomes of these QC audits will be documented, with audit findings corrected within the timeframe identified with the Data Management Plan. Omnicare CR supports the plan for transfer of clean data to give both Sponsor and the Omnicare Biometrics Group an opportunity to review clean data periodically, ensuring that guidelines are complete and accurate, and that the data is represented correctly in preparation for the analysis.
Omnicare CR believes that these, strategies will ensure;
•	Cleaner cases and data.

•	Minimises queries.

•	Timely resolution of study and site issues.

•	Cohesiveness between Sponsor Omnicare CR and the study site.

•	On-time delivery of final clean clinical study database.

•	No surprises when preparing for data analysis.
Clinical Data Manager
The Clinical Data Manager assigned to this project will oversee all Data Management activities throughout the life of the project. This dedicated Clinical Data Manager will act as the primary liaison for all Data Management activities. Many of the Clinical Data Manager’s activities are listed below:
•	Overseeing the completion of setup and maintenance of all data management activities

•	Creation and implementation of the Data Management Plans

•	Supporting the development of the CRF completion guidelines

•	Liaise with monitoring team to ensure expectations for recording data accurately are communicated to the project team and the study site

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Managing the query generation

•	Proactively addressing data quality issues to reduce query generation

•	Ensuring high quality and timely data management deliverables

•	Maintain ongoing communication with Sponsor team members and Omnicare CR’s project team members

•	Oversee project training for Clinical Data Management team members

•	Provide status updates to both the Omnicare CR internal Project team and the Sponsor team members

•	Clinical Data Management Project resource plan to ensure proper staffing throughout the study
Lead Clinical Data Analyst (CDA)
Omnicare CR has assigning a lead CDA. The Lead CDA will provide additional team oversight for the project Data Technicians and CDAs. The Lead CDA will assist the Clinical Data Manager with the following activities in relation to the page-related staff:
•	Prioritisation of Clinical Data Management tasks

•	Directing the daily task Clinical Data Management team task assignments

•	Monitoring the status of task and work load

•	Ongoing project training within Data Management

•	Providing feedback to the Clinical Monitoring staff on query trends

•	Providing backup support to the Clinical Data Manager

•	Ensure a cohesive team that maintains high quality and data consistency

•	Generating metrics reports
Data Management Plan
Omnicare CR assumes **** (****) Sponsor review cycles including up to **** major and **** minor revision in order to finalise the data management plan.
Database Development
Omnicare CR will develop the study clinical database utilising Oracle Clinical with Omnicare CR standard specifications.
Edit Specifications
Edit programming will begin after receiving Sponsor’s signoff of the edit specifications. The budget includes **** edits.
MedDRA Dictionary
Sponsor is required to have a current MedDRA license in good standing prior to receipt of any MedDRA coded terms. It is assumed under this Exhibit that Sponsor has a current MedDRA license in good standing and that such will be maintained throughout the course of the Services.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Data Management Plan
The Clinical Data Manager will develop the Data Management Plan. The Data Management Plan will include descriptions of the following Data Management activities:
•	Project data flow

•	Database development overview

•	Edit specifications

•	Data entry guidelines

•	Data handling guidelines

•	Study assumptions (Level 1)

•	SAE reconciliation process

•	External data load procedures / External Data Cleaning parameters / Discrepancy identification flow

•	Dictionary coding guidelines and processes

•	Database closure procedures
Prior to the start of Data Management activities, the Data Management Plan and edit specifications must be agreed to and signed by the Omnicare CR designee and Sponsor representative. The agreement to all data handling rules will ensure an accurate and timely final database lock leading to a successful data analysis. It is assumed that all portions of the Data Management Plan related to any specific task will be agreed upon prior to the start of those activities.
Data Tracking and Data Entry
The dual data entry strategy will be utilised for numeric and/or text fields. Data will be entered by one member of the data entry staff and re-entered on-line by a second member of the staff CRF data for screen failure patients will be tracked and entered into the database but will not be cleaned.
All CRF and ancillary data received from the investigative sites are logged into a tracking database on a page-by-page basis. Each page is identified by type of page and date received. Working copies will be maintained in Clinical Data Management and used for any annotations during processing and cleaning. All original (white) CRF pages will be archived by the Sponsor prior to the working copies being sent to Omnicare CR.
Data review and Query Processing
Following the data handling rules and edits specifications listed in the Data Management Plan, the Lead CDA will be responsible for:
•	Reviewing the CRF data for obvious corrections and potential queries via the electronic Edit checks and the Manual review checks listed in the Data Management Plan

•	Applying any agreed upon self evident corrections or study assumptions

•	Transmitting queries to investigative sites via monitors

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Tracking queries (issued and resolved) into Oracle Clinical Discrepancy Management System

•	Working with the Clinical Data Manager to ensure all Data Clarification Forms (DCFs) are signed by the investigator and received in house via fax or mail.
On a continual basis, the Clinical Data Manager will evaluate the number and type of queries being generated by Clinical Data Management, in order to proactively manage the retrieval of quality data on these studies. The team will frequently inspect the data for trends and identification of issues, providing feedback to both the project team and the site. This will begin as soon as sufficient CRF pages are received to identify the trends.
Reconciliation of Safety and Clinical Database
Omnicare CR assumes a total of **** SAEs for this project. A total of **** (****) Adverse Event (AE) qualifiers will be reconciled. Omnicare CR’s Clinical Data Manager will update with the DCF responses and inform Sponsor of the changes.
D. Biometrics
Statistical Analysis Plan
Omnicare CR will develop a statistical analysis plan, including operational definition of endpoints to be analysed, definition of patient subsets (evaluable and intent-to-treat), visit windows, rules for data handling and a detailed description of statistical methodology.
If Sponsor has a standard statistical analysis plan template then this can be used instead. Omnicare CR has budgeted for one Sponsor review and one revision.
Design of Table Shells (Mocks)
The statistical plan will include a set of formatted shells for all data displays (data listings, summary tables and graphics) planned for each study. If formatted data displays are not required, a detailed table of contents of SAS generated data displays will be included.
Tables, Listings and Graph Programming
Omnicare CR will perform the programming and will validate the following tables, listings and figures/ graphs:

	Unique	Repeat	Total
Tables	****	****	****
Listings	****	****	****
Figures/Graphs	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Database Transfer
Omnicare CR assumes **** standard database transfer that will be submitted to Sponsor in the form of SAS datasets.
Lab Samples
Lab samples are being analysed centrally at QML in Australia.
E. Clinical Writing
Clinical Study Report
The integrated clinical and statistical summary will be prepared in accordance with ICH guidelines on the “Structure and Content of Clinical study Reports”, appropriate agency regulations, and Omnicare CR’s SOPs and clinical study report format. A draft clinical report will be generated within **** (****) weeks after receipt of source material and final summary tables and patient data listings.
The designated Omnicare CR clinical writers will liaise closely with the statistician and other team members. All clinical documents will receive two levels of quality control reviews before they are released. There will be an independent clinical writer for accuracy and consistency, and a review by the writing manager for accuracy, client format consistency, and appropriate regulatory and clinical perspective. The first draft will then be provided to the Sponsor for review.
The second draft clinical study report will be produced after receipt of one set of collated comments from the Sponsor. It is our experience at Omnicare CR that this can be facilitated, more speedily, by ****. The second draft will be reviewed within the Clinical Writing Department at Omnicare CR to ensure that all Sponsor comments are addressed and that all changes are consistent with the supporting data. Following the Sponsor’s second review, minor revisions will be made and the report finalised.
Omnicare CR Biometrics will provide up to **** tables, **** listings and **** figures that will be summarised in the clinical study report.
This fee includes **** major and **** minor revision. One major revision of the draft report is considered to be up to **** (****) days of requested changes and a minor revision is up to **** (****) day of requested changes. Patient narratives will be drafted from final patient data listings. Omnicare CR Clinical Writing will prepare patient narratives for SAEs and discontinuations due to adverse events based upon a $**** per narrative fee. This fee does not include the collation or compilation of clinical study report appendices.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Clinical Writing Input to SAP
Omnicare CR Clinical Writing will review the draft statistical analysis plan and mock summary tables and data listing for consistency with the protocol and ICH guidelines. Clinical Writing will provide feedback on the table design and format to facilitate the use of the data in the clinical study report.
V. Budget
A. Estimated Project Budget

Unit
			#	Cost	Fees	Estimated	Estimated
Services		Unit	Units	(A$)	(A$)	Pass-Thru (A$)	Total Cost (A$)
CLINICAL DATA MANAGEMENT
•	Clinical Data Management Oversight — Int’l (CDM Manager assumes ****% FTE)	Days	****	****	****	****	****
•	Lead CDA — Int’l (assumes ****% FTE for **** months)	Days	****	****	****	****	****
•	Development of Data Management Plan (includes **** major and **** minor revision; add’l revisions, will be billed at per diem rates)	Days	****	****	****	****	****
•	Database Development, Testing and Maintenance (assumes **** page CRF, ****) unique CRF-pages	Project	****	****	****	****	****
•	Estimated Data Entry (actual will be bi1led)	Pages	****	****	****	****	****
•	Estimated Data Review and Query Resolution
	(assumes **** issue per **** CRF pages, **** manual checks and the application of **** study assumption for **** CRF pages); assumes **** CRF pages per enrolled patient, **** pages per screen failure patient, and **** pages per drop out patient. Queries will be billed on actuals.	Page	****	****	****	****	****
•	Quality Control Check of Database versus CRF (assumes **** CRF pages per patient)	Patient	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

			#	Unit Cost	Fees	Estimated	Estimated
Services		Unit	Units	(A$)	(A$)	Pass-Thru (A$)	Total Cost (A$)
CLINICAL DATA MANAGEMENT (continued)
•	Quality Control Check of Database versus CRF critical variables	Patient	****	****	****	****	****
•	Edit Development (actuals will be billed)	Edits	****	****	****	****	****
•	CRF and Query Tracking (includes all ancillary pages; actuals will be billed)	Page	****	****	****	****	****
•	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Medication Terms (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	External Vendor — Initial Load (actuals will be billed)						****
	>Initial Load	Load	****	****	****	****	****
	>Subsequent Load (actuals will be billed)	Monthly	****	****	****	****	****
	>Lab Visit Verification (**** visits x 60 patients; actuals will be billed)	Visits	****	****	****	****	****
•	Reconciliation of the safety and Clinical Database (assumes ****% SAEs; actuals will be billed)	SAE	****	****	****		****
	Subtotal – Clinical Data Management				****	****	****
BIOMETRICS
•	Biometrics Team Manager	Days	****	****	****	****	****
•	Project Data Setup	Project	****	****	****	****	****
•	Statistical Plan	Project	****	****	****	****	****
•	Design of Table Shells (Mocks)	Project	****	****	****	****	****
•	Programming/QC of Data Displays (actuals will be billed)
	Unique Tables	Table	****	****	****	****	****
	Repeat Tables	Table	****	****	****	****	****
	Unique Listings	Listing	****	****	****	****	****
	Repeat Listings	Listing	****	****	****	****	****
	Unique Figures	Figure	****	****	****	****	****
	Repeat Figures	Figure	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

			#	UnitCost	Fees	Estimated	Estimated
Services		Unit	Units	(A$)	(A$)	Pass-Thru (A$)	Total Cost (A$)
BIOMETRICS (continued)
•	Programmatic Evaluability/Outcome	Project	****	****	****	****	****
•	Statistical Analysis	Project	****	****	****	****	****
•	FDA Item 11 (if required)	Project	****	****	****	****	****
•	Standard Data Transfer
	> Initial	Transfer	****	****	****	****	****
	> Subsequent	Transfer	****	****	****	****	****
Add’l Stats consulting, meeting attendance, etc., will be charged at per diem rates as follows:
	Team Leader	Days		****
	Statistician	Days		****
	Programmer	Days		****
	Subtotal — Biometrics				****	****	****
CLINICAL WRITING
•	Clinical Study Report Phase 11
	(Report includes **** major (up to **** days) and **** minor (up to **** day) revision; does not include compilation of Clinical Study Report Appendices; per Omnicare SOPs)	Report	****	****	****	****	****
•	Narratives (actuals will be billed)	Narrative	****	****	****	****	****
•	Clinical Writing Input to SAP	Project	****	****	****	****	****
•	Sponsor Meeting Attendance (billed on actuals; Senior Writer International)	Days	****	****	****	****	****
Attendance at Sponsor Requested Meetings:
Attendances Sponsor requested meetings (teleconferences/video conferences or client review/planning meeting at Sponsor/Omnicare CR, Inc.) will be billed to Sponsor according to the following per diem rates:
	Director	Days		****
	Senior Writer	Days		****
	Clinical Writer	Days		****
Sponsor will be billed for actual time expended.
	Subtotal — Clinical Writing				****	****	****
MISCELLANEOUS
•	Return of CRF (hard copy); bill on actuals	Pages	****	****	****	****	****
	Subtotal - Miscellaneous				****	****	****
Estimated Services Budget					****
Estimated Pass Through						****
Total Estimated Budget							****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

B.	Payment Schedules
1.	Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
An initial payment of AUD****, representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit C. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. The subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
2.	Pass-Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorize in summary the following key Pass-Through Expenses related to a project:
•	Travel

•	Delivery costs

•	CRF and other printing or copying costs

•	Investigator Meeting costs

•	Telecommunication costs (which may include telephone, fax, pager, conference calls, or PC connectivity charges)
All other project related expenses that are not related to Service Fees and any additional detail to support Pass-Through Expenses will be provided on a fee basis.
3.	Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
     Omnicare CR Inc.
     Westpac Banking Corporation,
     Maquarie Shopping Centre,
     North Ryde, NSW 2113
     SWIFT ID: ****
     BSB/Account Number: ****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.	Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit C shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit C as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit C and such document is incorporated herein by reference as if fully set forth herein.

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

BY:	/s/ Michael Aldridge	BY:	/s/ Kevin D. Duffy
Name:	Michael Aldridge	Name:	Kevin D. Duffy
Title:	Director	Title:	Senior Vice President Global Marketing & Business Development

Date:	24-08-05	Date:	9/6/05

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #01 to Exhibit C to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24 August 2005.
     THIS CHANGE ORDER is entered into this 3rd day of February, 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit C to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1.	Schedule of Changes
Sponsor and Ominicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Reference	Changes and/or Additions	Estimated Service Fee (AUS$)
Pursuant to Exhibit C, Omnicare CR will provide clinical data management support for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol # PEPO05-O03	Revised costing for tables and listings presented in Statistical Analysis Plan. The original proposal had an estimate of Tables (**** unique/ **** repeat), Listings (**** unique/ **** repeat) and Figures (**** unique/ **** repeat). Following on from design of data displays and reporting requirements there has been an increase in the number of Tables and Listings presented in the Statistical Analysis Plan.

The updated count of Tables is **** unique/ **** repeat, Listings is **** unique/ **** repeat and **** unique/ **** repeat Figure.

	Service Fees to be Invoiced	****

* **** unique tables @ $****/table = $****

* **** repeat table @ $****/table = $****

* **** unique listings @ $****/listing = $****

* **** repeat listings @ $****/listing = $****

	Service Fees not to be Invoiced	****

* **** unique figure @ $****/figure = ($ ****)

* **** repeat figure @ $****/figure = ($****)

Actuals will be billed.

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #01.
3. Payment
The full payment of AUS$**** for Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #01. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of service fees or pass through expenses is late by more than **** (****) days such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #01 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #01 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #01, all other terms and conditions of the Agreement shall continue in force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Peter Welburn	By:	/s/ Leonard Stigliano

Name:	Peter Welburn	Name:	Leonard Stigliano
Title:	Director, Drug Development	Title:	Pres. & Global Chief Operating Officer
Dated:	10 February 2006	Dated:	2/22/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Sponsor Notification Form

Change in Project Scope

Protocol Number: PEP005-002	Date of Request: 18JAN2005	Omnicare PCN: KO1504

Omnicare Project Director: Omnicare Account Director: Sponsor Study Manager: Sponsor Outsourcing Manager:	**** **** Peter Welburn

Individual and Department making request:	****, Biometrics

Brief Description of Project Scope Change:
Revised costing for tables and listings presented in Statistical Analysis Plan. The original proposal had an estimate of Tables (**** unique/**** repeat), Listings (**** unique/**** repeat) and Figures (**** unique/**** repeat). Following on form design of data displays and reporting requirements there has been an increase in the number of Tables and Listings presented in the Statistical Analysis Plan (please see attached table of contents for flagging of Unique (P) and Repeat (S) displays).

The updated count of Tables is **** unique/**** repeat and Listings is **** unique/**** repeat.
The increase in cost to produce these data displays as set out in the Statistical Analysis Plan will be $****.

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available):	☑ Increase ☐ Decrease ☐ Other (specify)

The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates. OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgment received at OCR.
☑	OCR may proceed with the additional/changed services. It is understood that detail and full cost estimate will be provided by OCR.

☐	OCR may not proceed with additional/changed services.

Sponsor Comments

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 1 of 1

Initial Sponsor Notification Form

Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document viafax to                     , or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ Peter Welburn	30/1/06

Sponsor Signature	Date

*	Notification only — not legally binding

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 2 of 1

Change Order #02 to Exhibit C to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 20 July 2006.
     THIS CHANGE ORDER is entered into this 20th July, 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1 June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity such entity being defined as an entity under direct or indirect beneficial common ownership as (Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit C to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated Service
Reference	Changes and/or Additions	Fee (AUS$)
Pursuant to Exhibit C Omnicare CR will provide additional clinical data management support for the Sponsor’s Cohort Study of PEP005 Topical Gel. Protocol #PEP005-002	Reconciliation of final clinical data management and biometrics activities. For biometrics, the additional work performed for final efficacy analysis includes:
	* **** unique table @ $**** unique table	****

	* **** unique listing @ $**** unique listings	****

	* **** repeat tables @ $**** repeat table	****

	Biometrics Total	****

For clinical data management support:

	Not covered in the original contract, an additional Protocol Deviation Log Load = **** loads @ $****/load	****

The increase in cost for additional units processed will be as follows:

	* Data Entry: from **** pages to **** pages. = Additional **** pages @ $****/page	****

	* Data Review: from **** pages to **** pages = Additional **** pages @ $****/page	****

	* QC Full: from **** patients to **** patients = Additional **** patients @ $****/patient	****

	* QC Critical Variables: from **** to **** patients = Additional **** patients @ $****/patient	****

	* Edit Development: from **** to **** edits = Additional **** edits @ $****/edit	****

	* CRF Tracking: from **** to **** pages = Additional **** pages @ $****/page	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated Service
Reference	Changes and/or Additions	Fee (AUS$)
	* Dictionary coding of meds: from **** terms to **** terms = Additional **** terms @ $****/term	****

	* Lab load- subsequent: from **** loads to **** loads = Additional **** load @ $****/load	****

	* Lab visit verification: from **** to **** visits = Additional **** visits @ $****/visit	****

Decrease in cost will be as follows:

	* Dictionary coding of AEs: from **** terms to **** terms = decrease **** terms @ $****/term	****

	* SAE Reconciliation: **** SAEs to ****SAEs = decrease **** SAE @ $****/SAE	****

	Clinical Date Management Total	****

Total Estimated Service Fees to be Provided		****	*

Total Estimated Service Fees not to be provided		****

Total Estimated Pass Through Expanses		****	**

Total Estimated Budget		****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #02.
3. Payment
Full payment of AUS$**** for Service Fees shall be due and payable to Omnicare CR upon execution of this Change Order #02. The payment of service fees and pass through

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #02 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #02 as of each ****; such increase shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to contrary in this Change Order #02, all other terms and conditions of the Agreement shall continue in force and effect.

ACCEPTANCE

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Peter Welburn	By:	/s/ KEVIN D. DUFFY
Name:	Peter Welburn	Name:	KEVIN D. DUFFY
Title:	Chief Scientific Officer and Vice President, Research & Development	Title:	EXECUTIVE VICE PRESIDENT GLOBAL BUSINESS DEVELOPMENT CHIEF RELATIONS OFFICER
Dated:	9/8/06	Dated:	8/23/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Sponsor Notification Form

Change in Project Scope

Protocol Number: PEP005-002	Date of Request: 13JUL2006	Omnicare PCN: KO1504

Omnicare Project Director: Omnicare Account Director: Sponsor Study Manager:	**** **** Peter Welburn

Individual and Department making request:	****, Biometrics ****, Clinical Data Management

Brief Description of Project Scope Change:

Reconciliation of final clinical data management and biometrics activities for the PEP005-002 study.

For clinical data management the final study reconciliation is attached. The estimate cost for this work is $****

For biometrics the additional work includes **** additional tables [**** (unique) and **** (repeat)] and **** additional listing (**** [unique]) requested from the round table data review. In addition it was discussed and agreed to present the efficacy data as both safety and an efficacy evaluable population due to large numbers of major protocol deviations. This work has been costed as a repeat table rate and consists of the following **** repeat tables (****, ****, ****, ****, ****, ****, ****, and ****. The estimated cost for biometrics work is $****.

The overall increase for the study reconciliation is $****

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available)	☑ Increase ☐ Decrease ☐ Other (Specify)

The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates. OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgment received at OCR.
☑   OCR may proceed with the additional/changed services. It is understood that detail and full cost estimate will be provided.by OCR.
☐   OCR may not proceed with additional/changed services.

Sponsor Comments:

Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document via fax to                     , or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ Peter Welburn	9\8\06
Sponsor Signature	Date

*	Notification only — not legally binding

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 1 of 1

PEP005-002 Final CDM Contract Reconcillation

		unit	# units per	contract	actual	actual
Contract Item	unit	cost A$	contract	cost	# units	cost	difference	comment
Oversight — CDM manager	days	****	****	****	****	****	****
Oversight — Lead CDA	days	****	****	****	****	****	****
DMP	days	****	****	****	****	****	****
database development	project	****	****	****	****	****	****
data entry	page	****	****	****	****	****	****
data review	page	****	****	****	****	****	****
QC full	patient	****	****	****	****	****	****
QC critical variables	patient	****	****	****	****	****	****
Edit development	edit	****	****	****	****	****	****	includes **** lab edits
CRF tracking	page	****	****	****	****	****	****
dictionary coding of AEs	term	****	****	****	****	****	****
dictionary coding of meds	term	****	****	****	****	****	****
lab load — initial	load	****	****	****	****	****	****
lab load — subsequent	load	****	****	****	****	****	****
lab visit verification	visit	****	****	****	****	****	****
SAE reconciliation	SAE	****	****	****	****	****	****
Protocol deviation log load	load	****	****	****	****	****	****	Not covered in original contract

Total				****		****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit D to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc., dated 24-08-05.
     THIS EXHIBIT D is entered into this 24th day of August, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
      WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated 1st June 05 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit D, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I. Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s “A multi-centre, randomised, double-blind, parallel-group, vehicle-controlled study to determine the safety of PEP005 0.0025%, 0.01% and 0.05% gel with two treatment schedules, Day 1 and Day 2 or Day 1 and Day 8 applications to superficial basal cell carcinoma”. Protocol #PEP005-003 dated 28 February 2005 Version 2 Amendment #1 dated 9 June 2005 (hereinafter “the Project”) and associated costs. Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II. Project Roles and Responsibilities

Task	Peplin	Omnicare
Project Management
1. Regular updates of CRFs status (received, data entered, cleaned and number of queries outstanding)		X
2. Team meetings with minutes		X
3. Provision of status reports to Sponsor of performance against deliverables		X

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task	Peplin	Omnicare
Data Entry
1. Design/develop data collection system		X
2. Validate data collection system		X
3. Document control of CRFs		X
4. Enter and verify data		X
Data Management
1. Design/develop data cleaning system		X
2. Validate cleaning system		X
3. Write data management guidelines and edit specifications		X
4. Review CRF and edit system		X
5. Resolve edit queries		X
6. Incorporate laboratory data into database		X
7. Document corrections to CRFs		X
8. Provide weekly patient listing of AEs		X
9. Perform QC audits-electronic data compared to paper CRFs		X
10. Code drug dictionary		X
11. Code adverse events		X
12. Code medications		X
13. Test data transfer after 25% amount of patients completed		X
14. Test data transfer after 75% amount of patients completed		X
Statistical Analysis Plan
1. Prepare an abbreviated analysis plan prior to CRF finalisation		X
2. Define efficacy tables and listings		X
3. Define safety tables and listings		X
4. Produce efficacy tables and listings		X
5. Produce safety tables and listings		X
6. Provide draft report template and analysis plan		X
7. Approve report template	X
8. Validate efficacy tables and listings		X
9. Validate safety tables and listings		X
10. Perform quality assurance audit of the tables and listings		X
11. Provide final tables and listings		X
12. Provide statistical analysis		X
13. Database transfer to Sponsor		X

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task	Peplin	Omnicare
Report Preparation
1. Prepare draft report template		X
2. Approve final report template	X
3. Draft study report		X
4. Final study report		X
5. Perform quality assurance of study report		X
6. Approval of final study report	X
III. Project Timeline
The parties acknowledge that Omnicare CR will commence performance of the Service on or about 15 September 2005. The projected timeline for this Project is as follows:
The following timeline is meant as a guide only.

Activities	Anticipated Timeline
Start Database Set Up	Mid September 2005
Complete Database Build	****
Commence Data Entry	****
Complete Validation Programming	****
First Batch of DCFs Issued	****
Last Patient In	****
Treatment and Follow Up Period	****
Last Patient Out	****
Last CRF to Omnicare CR	****
Last DCF Issued	****
Soft Lock	****
Hard Lock	****
Final Statistical Analysis Complete	****
Clinical Study Report Available (following 7 weeks)	****
A detailed timeline and milestones will be developed based on the different assumptions of how the project is conducted.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IV. Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the project specifications provided by Sponsor, and are outlined below. It should be noted, however, that the costs presented in this budget for these services are estimated pending review of the final specifications, protocol and CRF.
A. Project Specifications
Project Specifications

Total # of Sites	8
Distribution of Sites	Australia (1 x WA, 3 x VIC, 2 x NSW and 2 x QLD)
# of Screened/ Randomised Patients	Patients will be randomised into one of **** PEP005 gel concentrations or vehicle gel
Two treatment arms (****)
**** patients per arm
Total of 60 to be enrolled
# of CRF pages per patient (assumes **** unique pages)	****
# of Total CRF Page Processed	****
# of Serious Adverse Events	****; ****% of patients
Final Deliverable	Clinical Study Report
B. Project Management
Project Management Team

	Number of Days	Number of
Project Management Team	Allocated	Months
Project Leader (**** days per month for the first **** and last **** months; plus **** day per month for **** months)	****	****
Senior Clinical Data Manager — UK (****% FTE)	****	****
Lead Clinical Data Analyst — UK (****% FTE)	****	****
Biometrics Team Leader (**** day per month)	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The Project Leader will act as a single point of contact for Sponsor during the course of this study. The Project Leader is responsible for the generation of detailed project timelines and ensure that that these milestones are met. The Project Leader will provide on-going project status reports as agreed with Sponsor and will proactively identify and resolve critical project issues. The Project Leader is also responsible for managing the project budget and addressing all out-of-scope items with Sponsor.
In addition, as the Project Leader is acting in a dual role, this person will also be responsible for usual Biometrics Team Leader activities that are discussed later in this section.
SOPs
All services outsources will be performed in accordance with Omnicare CR’s SOPs following review and approval by Sponsor, unless specified otherwise.
Study Documents and CRF Return
Omnicare CR will return all study documents in accordance with Omnicare CR’s SOP. This usually occurs within three months of study completion. The CRFs are reviewed and reconciled against the CRF tracker from Omnicare CR’s Clinical Data Management Department. Each CRF is reviewed for completeness and accuracy of filing. A CRF transfer form is completed listing the number of pages for each individual CRF returned.
C. Clinical Data Management

Activity	Number
# Unique CRF Pages	****
# Repeat CRF Pages	****
Total CRF Pages	****
# of Edit Checks	****
# of Adverse Events per Patient — MedDRA	****
# of Concomitant Medications per Patient — WHODrug	****
# of Transfers (including initial)	****
Data Management Project Team
A data management team will be assigned to this project to carry out all of the activities defined in the specifications. The team will consist of a Clinical Data Manager, Lead Clinical Data Analyst, Database Programming staff, Dictionary Manager, Data Technicians and Clinical Data Analysts. Team resources for the project will be developed by the Data Manager and will be based on the Case Report Form retrieval plan. Adjustments can be made as needed as the study progresses.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Due to the nature of the deliverables for this Project, Omnicare CR has assumed a Clinical Data Manager (CDM) will be assigned to this project for almost **** days per month for just over **** months. The CDM will provide oversight of the data management team as well as ensure that all deliverables are achieved.
On a continual basis, the Omnicare CR team, Project Leader/Biostatistics Team Leader, the Clinical Data Manager and the Lead Clinical Data Analyst will work in concert, will evaluate the number and type of queries being generated by Clinical Data Management, in order to proactively manage the retrieval of quality data and site release status. Plans will be implemented to inspect the data for trends and issues in order to suggest focused training at both the project team and the site levels. This will commence as soon as the first CRF pages are submitted in order to proactively resolve data issues.
It is Omnicare CR’s policy to perform a quality control (QC) of the final database to ensure the error rate is within an acceptable range. Each CRF will be printed as a data listing with 100% QC of pre-defined critical data fields against the hard-copy CRF. In addition, a ****% sampling of the patient data will undergo quality control for 100% of the data fields, prior to declaration of a clean database. The processes and outcomes of these QC audits will be documented, with audit findings corrected within the timeframe identified with the Data Management Plan. Omnicare CR supports the plan for transfer of clean data to give both Sponsor and the Omnicare Biometrics Group an opportunity to review clean data periodically, ensuring that guidelines are complete and accurate, and that the data is represented correctly in preparation for the analysis.
Omnicare CR believes that these strategies will ensure:
•	Cleaner cases and data.

•	Minimises queries.

•	Timely resolution of study and site issues.

•	Cohesiveness between Sponsor, Omnicare CR and the study site.

•	On-time delivery of final clean clinical study database.

•	No surprises when preparing for data analysis.
Clinical Data Manager
The Clinical Data Manager assigned to this project will oversee all Data Management activities throughout the life of the project. This dedicated Clinical Data Manager will act as the primary liaison for all Data Management activities. Many of the Clinical Data Manager’s activities are listed below:
•	Overseeing the completion of setup and maintenance of all data management activities

•	Creation and implementation of the Data Management Plans

•	Supporting the development of the CRF completion guidelines

•	Liaise with monitoring team to ensure expectations for recording data accurately are communicated to the project team and the study site

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Managing the query generation

•	Proactively addressing data quality issues to reduce query generation

•	Ensuring high quality and timely data management deliverables

•	Maintain ongoing communication with Sponsor team members and Omnicare CR’s project team members

•	Oversee project training for Clinical Data Management team members

•	Provide status updates to both the Omnicare CR internal Project team and the Sponsor team members

•	Clinical Data Management Project resource plan to ensure proper staffing throughout the study
Lead Clinical Data Analyst (CDA)
Omnicare CR has assigning a lead CDA. The Lead CDA will provide additional team oversight for the project Data Technicians and CDAs. The Lead CDA will assist the Clinical Data Manager with the following activities in relation to the page-related staff:
•	Prioritisation of Clinical Data Management tasks

•	Directing the daily task Clinical Data Management team task assignments

•	Monitoring the status of task and work load

•	Ongoing project training within Data Management

•	Providing feedback to the Clinical Monitoring staff on query trends

•	Providing backup support to the Clinical Data Manager

•	Ensure a cohesive team that maintains high quality and data consistency

•	Generating metrics reports
Data Management Plan
Omnicare CR assumes **** (****) Sponsor review cycles including up to **** major and **** minor revision in order to finalise the data management plan.
Database Development
Omnicare CR will develop the study clinical database utilising Oracle Clinical with Omnicare CR standard specifications.
Edit Specifications
Edit programming will begin after receiving Sponsor’s signoff of the edit specifications. The budget includes **** edits.
MedDRA Dictionary
Sponsor is required to have a current MedDRA license in good standing prior to receipt of any MedDRA coded terms. It is assumed under this Exhibit that Sponsor has a current MedDRA license in good standing and that such will be maintained throughout the course of the Services.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Data Management Plan
The Clinical Data Manager will develop the Data Management Plan. The Data Management Plan will include descriptions of the following Data Management activities:
•	Project data flow

•	Database development overview

•	Edit specifications

•	Data entry guidelines

•	Data handling guidelines

•	Study assumptions (Level 1)

•	SAE reconciliation process

•	External data load procedures / External Data Cleaning parameters / Discrepancy identification flow

•	Dictionary coding guidelines and processes

•	Database closure procedures
Prior to the start of Data Management activities, the Data Management Plan and edit specifications must be agreed to and signed by the Omnicare CR designee and Sponsor representative. The agreement to all data handling rules will ensure an accurate and timely final database lock leading to a successful data analysis. It is assumed that all portions of the Data Management Plan related to any specific task will be agreed upon prior to the start of those activities.
Data Tracking and Data Entry
The dual data entry strategy will be utilised for numeric and/or text fields. Data will be entered by one member of the data entry staff and re-entered on-line by a second member of the staff. CRF data for screen failure patients will be tracked and entered into the database but will not be cleaned.
All CRF and ancillary data received from the investigative sites are logged into a tracking database on a page-by-page basis. Each page is identified by type of page and date received. Working copies will be maintained in Clinical Data Management and used for any annotations during processing and cleaning. All original (white) CRF pages will be archived by the Sponsor prior to the working copies being sent to Omnicare CR.
Data Review and Query Processing
Following the data handling rules and edits specifications listed in the Data Management Plan, the Lead CDA will be responsible for:
•	Reviewing the CRF data for obvious corrections and potential queries via the electronic Edit checks and the Manual review checks listed in the Data Management Plan

•	Applying any agreed upon self evident corrections or study assumptions

•	Transmitting queries to investigative sites via monitors

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Tracking queries (issued and resolved) into Oracle Clinical Discrepancy Management System

•	Working with the Clinical Data Manager to ensure all Data Clarification Forms (DCFs) are signed by the investigator and received in house via fax or mail.
On a continual basis, the Clinical Data Manager will evaluate the number and type of queries being generated by Clinical Data Management, in order to proactively manage the retrieval of quality data on these studies. The team will frequently inspect the data for trends and identification of issues, providing feedback to both the project team and the site. This will begin as soon as sufficient CRF pages are received to identify the trends.
Reconciliation of Safety and Clinical Database
Omnicare CR assumes a total of **** SAEs for this project. A total of **** (****) Adverse Event (AE) qualifiers will be reconciled. Omnicare CR’s Clinical Data Manager will update with the DCF responses and inform Sponsor of the changes.
D.	Biometrics
Statistical Analysis Plan
Omnicare CR will develop a statistical analysis plan, including operational definition of endpoints to be analysed, definition of patient subsets (evaluable and intent-to-treat), visit windows, rules for data handling, and a detailed description of statistical methodology.
If Sponsor has a standard statistical analysis plan template then this can be used instead. Omnicare CR has budgeted for one Sponsor review and one revision.
Design of Table Shells (Mocks)
The statistical plan will include a set of formatted shells for all data displays (data listings, summary tables and graphics) planned for each study. If formatted data displays are not required, a detailed table of contents of SAS generated data displays will be included.
Tables, Listings and Graph Programming
Omnicare CR will perform the programming and will validate the following tables, listings and figures/ graphs:

	Unique	Repeat	Total
Tables	****	****	****
Listings	****	****	****
Figures/Graphs	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Database Transfer
Omnicare CR assumes **** standard database transfer that will be submitted to Sponsor in the form of SAS datasets.
Lab Samples
Lab samples are being analysed centrally at QML in Australia.
E. Clinical Writing
Clinical Study Report
The integrated clinical and statistical summary will be prepared in accordance with ICH guidelines on the “Structure and Content of Clinical Study Reports”, appropriate agency regulations, and Omnicare CR’s SOPs and clinical study report format. A draft clinical report will be generated within **** (****) weeks after receipt of source material and final summary tables and patient data listings.
The designated Omnicare CR clinical writers will liaise closely with the statistician and other team members. All clinical documents will receive two levels of quality control reviews before they are released. There will be a QC review by an independent clinical writer for accuracy and consistency, and a review by the writing manager for accuracy, client format consistency, and appropriate regulatory and clinical perspective. The first draft will then be provided to the Sponsor for review.
The second draft clinical study report will be produced after receipt of one set of collated comments from the Sponsor. It is our experience at Omnicare CR that this can be facilitated, more speedily, by ****. The second draft will be reviewed within the Clinical Writing Department at Omnicare CR to ensure that all Sponsor comments are addressed and that all changes are consistent with the supporting data. Following the Sponsor’s second review, minor revisions will be made and the report finalised.
Omnicare CR Biometrics will provide up to **** tables, **** listings and **** figures that will be summarised in the clinical study report.
This fee includes **** major and **** minor revision. One major revision of the draft report is considered to be up to **** (****) days of requested changes and a minor revision is up to **** (****) day of requested changes. Patient narratives will be drafted from final patient data listings. Omnicare CR Clinical Writing will prepare patient narratives for SAEs and discontinuations due to adverse events based upon a $**** per narrative fee. This fee does not include the collation or compilation of clinical study report appendices.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Clinical Writing Input to SAP
Omnicare CR Clinical Writing will review the draft statistical analysis plan and mock summary tables and data listings for consistency with the protocol and ICH guidelines. Clinical Writing will provide feedback on the table design and format to facilitate the use of the data in the clinical study report.
V.Budget
A. Estimated Project Budget

Services		Unit	# Units	Unit Cost (A$)	Fees (A$)	Estimated Pass-Thru (A$)	Estimated Total Cost (A$)
CLINICAL DATA MANAGEMENT
•	Clinical Data Management Oversight — Int’l (CDM Manager assumes ****% FTE for **** months)	Days	****	****	****	****	****
•	Lead CDA — Int’l (assumes ****% FTE for **** months)	Days	****	****	****	****	****
•	Development of Data Management Plan (includes **** major and **** minor revision; add’1 revisions will be billed at per diem rates)	Days	****	****	****	****	****
•	Database Development, Testing and Maintenance (assumes **** page CRF, **** unique CRF pages)	Project	****	****	****	****	****
•	Estimated Data Entry (actuals will be billed)	Pages	****	****	****	****	****
•
Estimated Data Review and Query Resolution (assumes **** issue per **** CRF pages, **** manual checks and the application of **** study assumption for **** CRT pages); assumes **** CRT pages per enrolled patient, **** pages per screen failure patient, and **** pages per drop out patient. Queries will be billed on actuals.
		Page	****	****	****	****	****
•	Quality Control Check of Database versus CRF (assumes **** CRF pages per patient)	Patient	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Services		Unit	# Units	Unit Cost (A$)	Fees (A$)	Estimated Pass-Thru (A$)	Estimated Total Cost (A$)
CLINICAL DATA MANAGEMENT (continued)
•	Quality Control Check of Database versus CRF critical variables	Patient	****	****	****	****	****
•	Edit Development (actuals will be billed)	Edits	****	****	****	****	****
•	CRF and Query Tracking (includes all ancillary pages; actuals will be billed)	Page	****	****	****	****	****
•	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Medication Terms (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	External Vendor — Initial Load (actuals will be billed)
	> Initial Load	Load	****	****	****	****	****
	> Subsequent Load (actuals will be billed)	Monthly	****	****	****	****	****
	>Lab Visit Verification (**** visits x 60 patients; actuals will be billed)	Visits	****	****	****	****	****
•	Reconciliation of the Safety and Clinical Database (actuals will be billed)	SAE	****	****	****		****
	Subtotal — Clinical Data Management				*****	****	****
BIOMETRICS
•	Biometrics Team Manager	Days	****	****	****	****	****
•	Project Data Setup	Project	****	****	****	****	****
•	Statistical Plan	Project	****	****	****	****	****
•	Design of Table Shells (Mocks)	Project	****	****	****	****	****
•	Programming/QC of Data Displays (actuals will be billed).
	Unique Tables	Table	****	****	****	****	****
	Repeat Tables	Table	****	****	****	****	****
	Unique Listings	Listing	****	****	****	****	****
	Repeat Listings	Listing	****	****	****	****	****
	Unique Figures	Figure	****	****	****	****	****
	Repeat Figures	Figure	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Services		Unit	# Units	Unit Cost (A$)	Fees (A$)	Estimated Pass-Thru (A$)	Estimated Total Cost (A$)
BIOMETRICS (continued)
•	Programmatic Evaluability/ Outcome	Project	****	****	****	****	****
•	Statistical Analysis	Project	****	****	****	****	****
•	FDA Item 11 (if required)	Project	****	****	****	****	****
•	Standard Data Transfer
	> Initial	Transfer	****	****	****	****	****
	>Subsequent	Transfer	****	****	****	****	****
Add’l Stats consulting, meeting attendance, etc., will be charged at per dient rates as follows:
	Team Leader	Days		****
	Statistician	Days		****
	Programmer	Days		****
	Subtotal — Biometrics				****	****	****
CLINICAL WRITING
•
Clinical Study Report Phase II (Report includes **** major (up to **** days) and **** minor (up to **** day) revision; does not include compilation of Clinical Study Report Appendices; per Omnicare SOPs; assumes awarded both sBCC and nBCC studies)
		Report	****	****	****	****	****
•	Narratives (actuals will be billed)	Narrative	****	****	****	****	****
•	Clinical Writing Input to SAP	Project	****	****	****	****	****
•	Sponsor Meeting Attendance (billed on actuals: Senior Writer International)	Days	****	****	****	****	****
Attendance at Sponsor Requested Meetings:
Attendance at Sponsor requested meetings (teleconferences/video conferences or client review/planning meetings at Sponsor/Omnicare CR, Inc.) will be billed to Sponsor according to the following per diem rates:
	Director	Days		****
	Senior Writer	Days		****
	Clinical Writer	Days		****
Sponsor will be billed for actual time expended.
	Subtotal — Clinical Writing				****	****	****
MISCELLANEOUS
•	Return of CRF (hard copy); bill on actuals	Pages	****	****	****	****	****
	Subtotal — Miscellaneous				****	****	****
Estimated Services Budget					****
Estimated Pass Through						****
Total Estimated Budget							****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

B.	Payment Schedules
1.	Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
An initial payment of AUD****, representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit D. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. The subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
2.	Pass-Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorize in summary the following key Pass-Through Expenses related to a project:
•	Travel

•	Delivery costs

•	CRF and other printing copying costs

•	Investigator Meeting costs

•	Telecommunication costs (which may include telephone, fax, pager, conference calls, or PC connectivity charges)
All other project related expenses that are not related to Service Fees and any additional detail to support Pass-Through Expenses will be provided on a fee basis.
3.	Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
     Omnicare CR Inc.
     Westpac Banking Corporation,
     Maquarie Shopping Centre,
     North Ryde, NSW 2113
     SWIFT ID: ****
     BSB/Account Number: ****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.	Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit D shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit D as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit D and such document is incorporated herein by reference as if fully set forth herein.

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

BY:	/s/ Michael Aldridge	BY:	/s/ Kevin D. Duffy
Name:	Michael Aldridge	Name:	Kevin D. Duffy
Title:	Director	Title:	Senior Vice President Global Marketing & Business Development

Date:	24-08-05	Date:	9/6/05

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #01 to Exhibit D to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24 August 2005.
     THIS CHANGE ORDER is entered into this 3rd day of February, 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit D to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1.	Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Reference	Changes and/or Additions	Estimated Service Fee (AS$)

Pursuant to Exhibit D, Omnicare CR will provide clinical data management support for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol # PEP005-002	Revised costing for tables and listings presented in Statistical Analysis Plan. The original proposal was costed at a discounted rate which will be maintained in this Change Order #1. The original estimate of Tables (**** repeat), Listings (**** repeat) and figures (**** repeat). Following on from design of data displays and reporting requirements there has been an increase in the number of Tables and Listings presented in the Statistical Analysis Plan.

The updated count of Tables is **** repeat Listings is **** repeat and **** repeat Figures.

Estimated Service Fees to be Invoiced

	* **** repeat tables @ $****/table = $****	****

* **** repeat listings@ $****/listing = $****

Services Fees not to be Invoiced

	* **** repeat figures @ $****/figure = $****	****

Actuals will be billed.

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #01.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

3. Payment
The full payment of AUS$**** for Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #01. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balanced.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the Contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #01 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #01 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #01, all other terms and conditions of the agreement shall continue in force and effect.
ACCEPTANCE
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Peter Welburn	By:	/s/ Leonard Stigliano
Name:	Peter Welburn	Name:	Leonard Stigliano
Title:	Director, Drug Development	Title:	Pres. & Global Chief Operating Officer
Dated:	10 February 2006	Dated:	2-22-06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Sponsor Notification Form

Change in Project Scope

Protocol Number: PEP005-003	Date of Request: 18JAN2005	Omnicare PCN: KO1505

Omnicare Project Director: Omnicare Account Director: Sponsor Study Manager: Sponsor Outsourcing Manager:	**** **** Peter Welburn

Individual and Department making request:	****, Biometrics

Brief Description of Project Scope Change:

Revised costing for tables and listings presented in Statistical Analysis Plan. The original proposal was costed a discounted rate which will be maintained in this change of scope. The original estimate of Tables (**** repeat), Listings (**** repeat) and Figures (**** repeat). Following on from design of data displays and reporting requirements there has been an increase in the number of Table and Listing presented in the Statistical Analysis Plan (please see attached table of contents for flagging of Unique (P) and Repeat (S) displays).

The updated count of Tables is **** repeat and Listings is **** repeat.

The increase in cost to produce these data displays as set out in the Statistical Analysis Plan will be ****.

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available)	☑ Increase ☐ Decrease ☐ Other (Specify)

The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates. OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgment received at OCR.
☑   OCR may proceed with the additional/changed services. It is understood that detail and full cost estimate will be provided.by OCR.
☐   OCR may not proceed with additional/changed services.

Sponsor Comments:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 1 of 1

Initial Sponsor Notification Form

Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document via fax to                     , or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ Peter Welburn	30\1\06
Sponsor Signature	Date

*	Notification only — not legally binding

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 2 of 1

Change Order #02 to Exhibit D to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24th August 2005.
     THIS CHANGE ORDER is entered into this 3rd day of May, 2006 (“Effective Date”) by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc.(hereinafter “Omnicare CR”).
      WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit D to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated Service
References		Changes and/or Additions			Fee (AS)

Pursuant to Exhibit D, Omnicare CR will provide clinical data management support for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol #PEP005-003	Upon the conduct of the final reconciliation of tasks performed for Sponsor and comparing estimates with Exhibit D and change Order # 01 to Exhibit D, the following additional Clinical Data Management activities were performed:
	Activity	Contracted Units	Actual Units	Difference
	Data Entry	****	****	**** pages @ A$****/page	****
	Data Review	****	****	**** pages @ A$****/page	****
	QC Critical Variables	****	****	****patients @ $****/patient	****
	Edit Development	****	****	**** edits @ A$****/edit	****
	CRF Tracking	****	****	**** pages @ A$****/page	****
	AE Dictionary Coding	****	****	**** terms @ A$****/term	****
	Meds Dictionary Coding	****	****	**** terms @ A$****/term	****

	Lab Load-Subsequent	****	****	**** load @A$****/load	****

	Lab Visit Verification	****	****	**** visits @ A$****/visit	****

	SAE reconciliation	****	****	**** SAE @ A$****/SAE	****

	Protocol deviation log load	****	****	**** load @ A$****/load	****

	For Biometrics, the production of the final tables and listings included **** (****) additional unique table (****), **** (****) additional repeat table (****) and **** (****) additional unique listing (****), at the request of the Sponsor:				****

**** x unique table @ A$****/table
**** x repeat table @ A$****/table
**** x unique listing @ A$****/listing

Total Estimated Service Fees					****	*
Total Estimated Pass Through Expenses					****	**
Total Estimated budget					****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #02.
3. Payment
The full payment of A$**** representing **** percent (****%) of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #02. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balanced.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the Contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #02 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #02 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #02, all other terms and conditions of the Agreement shall continue in force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ JANELLE KATSAMAS	By:	/s/ KEVIN D. DUFFY
Name:	JANELLE KATSAMAS	Name:	KEVIN D. DUFFY
Title:	DIRECTOR, CLINICAL DEVELOP.	Title:	EXECUTIVE VICE PRESIDENT GLOBAL BUSINESS DEVELOPMENT CHIEF RELATIONS OFFICER
Dated:	8 May 2006	Dated:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Sponsor Notification Form

Change in Project Scope

Protocol Number: PEP005-003	Date of Request: 24APR2006	Omnicare PCN: KO1505

Omnicare Project Director: Omnicare Account Director: Sponsor Study Manager:	**** **** Peter Welburn

Individual and Department making request:	****, Clinical Data Management ****, Biometrics

Brief Description of Project Scope Change:

Following database close, data management reconciliation of CRF pages received, data entry performed, edit checks programmed, queries raised, QC performed and SAE reconciliation has taken place. These tasks are billed as actuals as per the contract and the final reconciliation of tasks is attached. This represents an overall estimated increase of $**** in the clinical data management budget.

For Biometrics the production of the final tables and listings included an extra **** unique table (****), **** repeat table (****) and **** unique listing (****) that were requested by the sponsor during the course of the study. This represents an estimated increase of $****.

The total increase in the budget from the reconciliation of data management and biometrics services is estimated to be $****.

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available)	☑ Increase ☐ Decrease ☐ Other (Specify)

The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates. OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgment received at OCR.
☑   OCR may proceed with the additional/changed services. It is understood that detail and full cost estimate will be provided by OCR.
☐   OCR may not proceed with additional/changed services.

Sponsor Comments:

Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document via fax to                     , or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ Janelle Katsamas	26\4\06
Sponor Signature	Date

*	Notification only — not legally binding

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 1 of 1

PEP005-003 Final CDM Contract Reconciliation

			#units per	contract
Contract Item	unit	unit cost A$	contract	cost	actual # units	actual cost	difference	comment
Oversight — CDM manager	days	****	****	****	****	****	****
Oversight — Lead CDA	days	****	****	****	****	****	****
DMP	days	****	****	****	****	****	****
database development	project	****	****	****	****	****	****
data entry	page	****	****	****	****	****	****
data review	page	****	****	****	****	****	****
QC full	patient	****	****	****	****	****	****
QC critical variables	patient	****	****	****	****	****	****	**** rand plus ****screen failures
Edit development	edit	****	****	****	****	****	****
CRF tracking	page	****	****	****	****	****	****
dictionary coding of AEs	term	****	****	****	****	****	****
dictionary coding of meds	term	****	****	****	****	****	****
lab load — initial	load	****	****	****	****	****	****
lab load — subsequent	load	****	****	****	****	****	****
lab visit verification	visit	****	****	****	****	****	****
SAE reconciliation	SAE	****	****	****	****	****	****
Protocol deviation log load	load	****	****	****	****	****	****	Not covered in original contract

Total				****		****	****

Prepared by ****, 18th April 2006

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #03 to Exhibit D to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24th August 2005.
     THIS CHANGE ORDER is entered into this 19th day of June, 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such equity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit D to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated
Service Fee
Reference	Changes and/or Additions	(AS)

Pursuant to Exhibit D, Omnicare CR will provide biometrics support for the Sponsor’s Cohort Study of PEP005 Topical Gel, Protocol # PEP005-003	In order of evaluate confounding study effects of **** (****) site, additional tables are to be produced and analysis performed at the request of the Sponsor, with **** (****) site excluded. This revision requires the following additional tables:	****

**** x unique table @ A$****/table
**** x repeat table @ A$****/table

	Biometrics Team Leader time.	****
**** hours @ A$****/ hour

Total Estimated Service Fees		****

Total Estimated Pass Through Expenses		**** **

Total Estimated Budget		****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #03.
3. Payment
The full payment of A$**** representing **** percent (****%) of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #03. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If the payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #03 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #03 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #03, all other terms and conditions of the Agreement shall continue in force and effect.

ACCEPTANCE
BY AND BETWEEN:
Peplin Operations Pty Ltd.		Omnicare CR, Inc.
By: Name :	/s/ Janelle Kalsamas Janelle Kalsamas	By: Name:	/s/ KEVIN D. DUFFY KEVIN D. DUFFY
Title: Dated:	Director Clinical Development 25 June 2006	Title:	EXECUTIVE VICE PRESIDENT GLOBAL BUSINESS DEVELOPMENT CHIEF RELATIONS OFFICER
		Dated:	7/12/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Initial Sponsor Notification Form

Change in Project Scope

Protocol Number: PEP005-003	Date of Request: 16JUN2006	Omnicare PCN: KO1505

Omnicare Project Director: Omnicare Account Director: Sponsor Study Manager:	**** **** Peter Welburn

Individual and Department making request:	****, Biometrics

Brief Description of Project Scope Change:
Revised tables and analysis to provide additional information in forthcoming study design. Estimated changes would include **** repeat tables and **** unique table with a total cost of $****

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available):	☑ Increase ☐ Decrease ☐ Other (specify)

The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates. OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgment received at OCR.
☑	OCR may proceed with the additional/changed services. It is understood that detail and full cost estimated will be provided by OCR.

☐	OCR may not proceed with additional/changed services.

Sponsor Comments:

Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document via fax to                     , or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ JANELLE KATSAMAS	16/6/06

Sponsor Signature	Date

*	Notification only — not legally binding

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

01JUL2004 (Initial Version)	Omnicare Clinical Research CONFIDENTIAL	Page 1 of 1

Change Order #04 to Exhibit D to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 24th August 2005.
     THIS CHANGE ORDER is entered into this 22nd day of September, 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit D to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1.	Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated Service Fee
Reference	Changes and/or Additions	(A$)
Pursuant to Exhibit D, Omnicare CR will provide Biometrics support for the Sponsor’s Study of PEP005 Topical Gel, Protocol # PEP005-003	Additional analysis requested for **** (****) repeat tables to be developed @ $****/table	****

Total Estimated Service Fees		****

Total Estimated Pass Through Expenses		****	**

Total Estimated Budget		****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2.	Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #04.
3.	Payment
The full payment of AUS$**** representing **** percent (****%) of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #04. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #04 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #04 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #04, all other terms and conditions of the Agreement shall continue in force and effect.

ACCEPTANCE

BY AND BETWEEN

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Michael Aldridge	By:	/s/ Dale Evans

Name:	Michael Aldridge	Name:	Dale Evans
Title:	Director	Title:	CEO
Dated:	4-Oct-06	Dated:	10/11/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit E to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,dated 19
December, 2005.
     THIS EXHIBIT E is entered into this 19th day of December, 2005 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated 1 June 2005 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit E, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I. Project Plan
Based on the Project Assumptions, Omnicare CR has provided a description of services to be performed for statistical consulting services in support of Sponsor’s pivotal study design for studies in Australia/New Zealand and the USA. Changes made in the Project assumptions or Omnicare CR services, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II. Omnicare CR Services and Project Assumptions
Omnicare CR will be actively involved in providing statistical consulting services on Sponsor’s projects in and relating to Australia/New Zealand and the USA. The services will include but are not limited to:
•	Pivotal study design

•	Sample size calculation for pivotal studies

•	Writing of Statistical section of protocol

•	Review of protocol

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

III. Project Timeline
It is assumed that Omnicare CR commenced performance of the services in support of the Project **** and shall continue until ****.
IV. Budget
A. Estimated Project Budget
The hourly rate for the services to be conducted will be A$****/hour.

			Unit	Service	Estimated	Estimated
		#	Cost	Fees	Pass-Thru	Total
Services	Unit	Units	AUD	AUD	AUD	Cost AUD
BIOMETRICS
Statistical Consultation as requested	Hours	****	****	****	****	****
Subtotal — Biometrics				****	****	****
Estimated Services Budget				****
Estimated Pass Through					****
Total Estimated Budget						****
The quoted price does not include GST. Where applicable, these tax amounts will be added to relevant invoiced items. All project related pass-through costs (expenses for travel, accommodation, shipments, courier services, scanning, regulatory authority submission fees, etc) reasonably incurred by Omnicare CR will be passed through at cost to Sponsor.
B. Payment Schedules
1. Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
An initial payment of AUD****, representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit E. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. The subsequent invoices shall be reduced by a prorated portion

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

from the initial payment such that the initial payment is applied evenly over the term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
2. Pass-Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorize in summary the following key Pass-Through Expenses related to a project:
•	Travel
•	Delivery costs
•	CRF and other printing or copying costs
•	Investigator Meeting costs
•	Telecommunication costs (which may include telephone, fax, pager, conference calls, or PC connectivity charges)
All other project related expenses that are not related to Service Fees and any additional detail to support Pass-Through Expenses will be provided on a fee basis.
3. Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Maquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID ****
BSB/Account Number: ****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit E shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit E as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit E and such document is incorporated herein by reference as if fully set forth herein.

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

BY:	/s/ Peter Welburn	BY:	/s/ Kevin D. Duffy

Name:	Peter Welburn	Name:	Kevin D. Duffy
Title:	Director, Drug Development	Title:	Executive Vice President Global Bus. Dev./Chief Relations Officer
Date:	January 10, 2006	Date:	January 6, 2006

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #01 to Exhibit E to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 19th December 2005.
     THIS CHANGE ORDER is entered into this 23rd day of May 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”, and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit E to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and Conditions set forth in the Agreement:

Estimated Service
Reference	Changes and/or Additions	Fee (AUS$)
Pursuant to Exhibit E, Omnicare CR will provide biometrics support for the Sponsor’s statistical consultation requirements in Australia, New Zealand and the US	Additional Statistical Consultation: • Australian Statistician **** hours @ A$**** per hour • US Statistician **** hours @ A$**** per hour (US$****/hour exchanged at 1.2934 = AUS$****/hour)	**** ****

Total Estimated Service Fees		****	*
Total Estimated Pass Through Expenses		****	**
Total Estimated Budget		****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #01.
3. Payment
The full payment of AUS$**** of the Service Fees shall be due and payable to Omnicare CR upon execution of this Change Order #01. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If any payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Center,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #01 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #01 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #01, all other terms and conditions of the Agreement shall continue in force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By: Name: Title:	/s/ Peter Welburn Peter Welburn Chief Scientific Officer and Vice President, Reasearch & Developement	By: Name: Title:	/s/ KEVIN D. DUFFY KEVIN D. DUFFY EXECUTIVE VICE PRESIDENT GLOBAL BUSINESS DEVELOPMENT CHIEF RELATIONS OFFICER
Dated:	25/5/06	Dated:	6/6/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #02 to Exhibit E to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 19th December 2005.
     THIS CHANGE ORDER is entered into this 1st day of November 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Service Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare; CR agree that Omnicare CR desire to amend Exhibit E to the Agreement to provide for, certain, additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:

Estimated Service
Reference	Changes and/or Additions	Fee (AUS$)
Pursuant to Exhibit E, Omnicare CR will provide, ad-hoc statistical consulting for Sponsor’s requirements in Australia, New Zealand and the US	Additional Statistical Consultation in relation to sample size, protocol review, discussion on study design that are not covered by previous Exhibits:
	• Australian Statistician **** hours @ A$**** per hour	****
	• US Statistician **** hours @ A$**** per hour (US$****/hour exchanged at 1.3382 = ****/ hour)	****

Total Estimated Service Fees		****	*

Total Estimated Pass Through Expenses		****	**

Total Estimated Budget		****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project,
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #02.
3. Payment
The full payment of AUS$**** of the Service Fees shall be due and payable to Omnicare CR upon execution of this Change Order #02. The payment of Service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If any payment of service fees or pass through expenses is late by more than **** (****)days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: *****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #02 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #02 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #02, all other terms and conditions of the Agreement shall continue in force and effect.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Peter Welburn	By:	/s/ Dale Evans
Name:	Peter Welburn	Name:	Dale Evans
Title:	Chief Scientific Officer and Vice President, Research & Development	Title:	CEO
Dated:	9/11/06	Dated:	11/21/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit F to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 1st June 2005
     THIS EXHIBIT F is entered into this 1st day of May, 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a Clinical, Services Master Agreement, dated 1st June 2005 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity” and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit F, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor an Omnicare CR agree as follows:
I. Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s, Multi-Center, open-label study to determine the efficacy of PEP005 0.05% topical gel in patients with Cutaneous Squamous Cell Carcinoma in situ (SCCIS, Bowen’s Disease)”. The Protocol Reference Number is PEP005-008, Protocol Final Version 3, Dated 8th May 2006 (hereinafter “the project”) and associated costs. Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

II. Project Roles and Responsibilities

Roles and Responsibilities	Sponsor	Omnicare CR
CRF Preparation
1. Design and draft CRF		✓
2. Approve CRF	✓
3. Print and assemble CRF	✓
4. Distribute CRFs to site	✓
5. Write CRF conventions guide	✓
Data Entry
1. Design/develop data collection system		✓
2. Validate data collection system		✓
3. Document control of CRFs		✓
4. Enter and verify data		✓
Medical and Safety
1. Document and manage all SAEs		✓
2. Cover medical emergencies after hours (pager)	✓
3. Develop and maintain safety database (Using existing database set up of KO1601 and KO1602)		✓
4. Submit SAE reports to regulatory authorities	✓
5. Prepare safety updates		✓
6. Medical Monitor — Review of SAEs	✓
Data Management
1. Design/develop data cleaning system		✓
2. Validate cleaning system		✓
3. Write data management guidelines and edit specifications		✓
4.Review CRF and edit system		✓
5.Resolve edit queries		✓
6.Incorporate laboratory data into database	N/A
7. Document corrections to CRFs		✓
8. Provide weekly patient listing of AEs	N/A
9. Perform QC audits-electronic data compared to paper CRFs		✓
10. Code drug dictionary	N/A
11. Code adverse events		✓
12. Code medications		✓
13. Test data transfer		✓

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Roles and Responsibilities	Sponsor	Omnicare CR
Abbreviated Statistical Analysis Plan
1. Prepare an abbreviated statistical analysis plan prior to database lock		✓
2. Approve abbreviated statistical analysis plan and mock listing displays	✓
3. Define efficacy tables and listings	✓(tables)	✓(listings)
4. Define safety tables and listings	✓(tables)	✓(listings)
5. Produce efficacy tables and listings	✓(tables)	✓(listings)
6. Produce safety tables and listings	✓(tables)	✓(listings)
7. Provide draft report template and analysis plan	N/A
8. Approve report template	N/A
9. Validate efficacy tables and listings	✓(tables)	✓(listings)
10. Validate safety tables and listings	✓(tables)	✓(listings)
11. Perform quality assurance audit of the tables and listing	✓(tables)	✓(listings)
12. Provide final tables and listings	✓(tables)	✓(listings)
Report Preparation
1. Prepare draft report template	✓
2. Approve final report template	✓
3. Draft study report	✓
4. Final study report	✓
5. Perform quality control verification of study report	✓
6. Approval of final study report	✓
Project Management
1. Regular progress updates to Sponsor		✓
2. Regular updates of CRF and DCF status (received, data entered, cleaned and number of queries outstanding)		✓
3. Team meetings with minutes (if applicable)		✓
III. Project Timeline
     The parties acknowledge that Omnicare CR will commence performance of the Service on or about 1 May 2006. The projected timeline for this Project is as follows:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Activities	Anticipated Timeline

Project Start	1 May 2006

Final Protocol Available (Sponsor’s responsibility)	****

Final CRF Available	****

First Patient First Visit	****

Recruitment Period (~ 3 months)	****

Treatment Period	****

Last Patient Last Visit	****

Submission of Last CRF to Data Management	****

Database Close	****

Statistical Analysis — Draft Listings	****

Statistical Analysis — Final Listings	****

Database Transferred to Sponsor	****

Study Duration	****
A detailed timeline and milestones will be developed based on the different assumptions of how the project is conducted.
IV. Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the project specifications provided by Sponsor, and are outlined below. It should be noted, however, that the costs presented in this budget for these services are estimated pending review of the final specifications, protocol and CRF.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

A. Project Specifications
Project Specifications

Total number of sites	3

Distribution of sites	Australia: 2 x Qld and 1 x NSW

No. of patients	24 evaluable patients (excludes screening failure)

Enrolment period	Late **** to **** (**** months)

Study Duration	Up to **** weeks screening plus **** weeks treatment period
(from first treatment application to last follow-up
visit)

**** months used in budget

No. of CRF pages	For the 24 evaluable patients:
Estimated at **** pages per patient (**** unique and **** repeat pages, assuming unique pages to be ****% similar to those
used for PEP005-006- Maximum number used in budget)

For the estimated **** screening failure patients:
Estimated at **** pages per patient

Total CRF pages	**** pages (maximum number used in budget)

Data Entry QC	Because of the small number of patients, Omnicare CR
would recommend ****% of CRF pages

Edit developments	****% manual review using programmed data listings, ****
edit checks to be programmed, but time costed for
programming of data listings

No. of AEs	**** per patient = **** AEs

No. of SAEs	**** per 12 patient = **** SAEs (maximum)

# Coding of AEs (MedDRA)	**** per patient = **** codes

# Coding of Meds (WHODrug)	**** per patient = **** codes

Data displays	Tables = **** unique / **** repeat
Listings = **** unique / **** repeat Graphics = **** unique / **** repeat

Final deliverable	Final statistical listings

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

B. Project Management
The Project Lead will act as a single point of contact during the course of this study. The Project Lead is responsible for:
•	The generation of detailed project timelines and ensuring that the milestones are met
•	Providing ongoing status reports as agreed with the Sponsor
•	Identifying and resolving critical project issues
•	Managing the study budget and addressing any out-of-scope items with the Sponsor as they arise
C. Medical and Safety
Safety Coordinator
The Safety Coordinator is responsible for the coordination of all activities relating to safety and will be based in Sydney. The Safety Coordinator will also be responsible for the generation of, and any required revisions to, the Study Safety Plan, a comprehensive document, which defines the process and flow for contracted safety services. In addition, a Safety Master File will be set up. Safety coordination also includes assistance with the SAE reconciliation process, and completion of sponsor derived queries of the sites.
Safety Database
Omnicare CR will utilise the safety database developed for other on-going Sponsor projects (PCN KO1601 and KO1602 Actinic Keratoses studies). A Safety Officer will be appointed in the US to provide monthly database maintenance and enter the data into the **** database.
SAE Reporting — Initial Descriptive Narratives
The number of SAEs anticipated for this study is no more than **** (****). Omnicare CR assumes that the descriptive summaries will be written from information provided by the investigator on the SAE report forwarded to Omnicare CR at the time of the event.
If significant follow-up information becomes available, the narrative will be updated accordingly. The fee for SAE reporting included in the project budget includes costs for providing up to ***** (****) follow-ups for the study and to update SAE information. Any additional follow-ups will be charged at a rate of A$**** per additional follow up.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

D. Clinical Data Management
Lead Clinical Data Analyst
Due to the nature of the deliverables for this study, Omnicare CR has assumed a Lead Clinical Data Analyst will be assigned to this project. The Lead Clinical Data Analyst will oversee the data management team as well as ensuring that all deliverables are achieved, with the support of the Data Manager.
Data Management Plan
Omnicare CR assumes **** (****) Sponsor review cycles including up to **** (****) major and **** (****) minor revision in order to finalise the data management plan.
If Sponsor requests Omnicare CR to begin work prior to a signed data management plan, the Clinical Data Manager will work with Sponsor’s representative. Changes to the data management plan (signed or unsigned) after the start of any work will incur a fee for rework and for any work going forward.
CRF Design
Omnicare CR assumes work on the CRF design will commence once the protocol is finalised. The cost associated with this task is comprised **** (****) Sponsor review cycles with **** (****) major and **** (****) minor revision. If additional requests are made for modifications to the final approved CRF, Sponsor will be charged accordingly.
The CRF completion guidelines will be prepared by Sponsor and will need to be finalised prior to commencement of study monitoring.
Database Development
Omnicare CR will develop the study clinical database utilising Oracle Clinical with Omnicare CR standard specifications. Should Sponsor request any changes to the post-production database structure, additional fees will be incurred.
Edit Specifications
Data review will be performed manually utilizing programmed data listings so no edits will be programmed.
MedDRA and WHO-Drug Dictionaries
Sponsor is required to have a current MedDRA and WHO-Drug license in good standing prior to receipt of any MedDRA or WHO-Drug coded terms. It is assumed under this Proposal that Sponsor has a current MedDRA and WHO-Drug license in good standing and that such will be maintained throughout the course of the study.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Data Review and Query Processing
Review includes **** manual review data checks and the application of **** (****) study assumptions for every **** pages of the CRF per subject. Omnicare CR assumes that the manual review checks are not expected to exceed **** checks comparing **** datapoints. Should the manual review checks exceed **** checks, Sponsor will be billed for actuals.
Data Management Reports
Omnicare CR will provide Sponsor its standard CRF and DCF reports on a monthly basis.The standard reports consist of cumulative CRF/DCF status; cumulative CRF by site; outstanding DCFs by site; resolved DCFs by site and weekly metrics (data processing). Custom metrics and data reports are available for an additional fee.
Protocol Deviation Log Load
Omnicare CR will develop an additional Oracle Clinical module in order to load Sponsor’s log of protocol deviations into the clinical database. This includes development of the DCM/DCI module, loading the spreadsheet database, and quality control of received data.
E. Biometrics
Abbreviated Statistical Analysis Plan
Omnicare CR will develop an abbreviated statistical analysis plan, including operational definition of endpoints to be analysed, definition of patient subsets (evaluable and intent-to-treat), visit windows rules for data handling, and a detailed description of statistical methodology. If Sponsor has a standard statistical analysis plan template then this can be used instead. Omnicare CR has budgeted for **** (****) Sponsor review and **** (****) revision. Additional revisions will be charged to Sponsor.
Design of Listing Shells (Mocks)
The abbreviated statistical plan will include a set of formatted shells for all data listings planned for the study. If formatted data displays are not required, a detailed table of contents of SAS generated data displays will be included.
Tables, Listings and Graph Programming
Omnicare CR will perform the programming and will validate the following tables, listings and figures/graphs:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

	Unique	Repeat	Total
Tables	****	****	****
Listings	****	****	****
Figures/Graphs	****	****	****
Should the actual number of tables, listings or figures/graphs exceed this estimate; a revised cost estimate will be presented to Sponsor.
Programmatic Evaluability/Outcome
Omnicare CR will develop patient evaluability criteria and relevant algorithms and will present these to Sponsor for review and approval. These algorithms will be programmed using SAS to identify evaluable patients.
Statistical Analysis
Omnicare CR will not perform a statistical analysis.
Database Transfer
Omnicare CR assumes **** (****) standard database transfer which will be submitted to Sponsor in the form of SAS datasets.
V. Budget
A. Estimated Project Budget

				Unit		Estimated	Estimated
			#	Cost	Fees	Pass-Thru	Total
Services		Unit	Units	(A$)	(A$)	(A$)	Cost (A$)
A. Project Management
•	Biometrics Team Manager—Australia	Days	****	****	****	****	****
•	Project Administrative Support/Coordination —Int’l (includes support for all functional areas)	Days	****	****	****	****	****
	Sub-Total Project Management				****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit		Estimated	Estimated
			#	Cost	Fees	Pass-Thru	Total
Services		Unit	Units	(A$)	(A$)	(A$)	Cost (A$)
B. Clinical Data Management
•	Lead CDA—UK (assumes ****% FTE x **** month, ****% FTE x **** months, and ****% FTE for **** months)	Days	****	****	****	****	****
•	Development of Data Management Plan (includes **** major and **** minor revision; add’l revisions will be billed at per diem rates)	Days	****	****	****	****	****
•	CRF Design (assumes **** page CRF, **** unique CRF pages); includes **** major and **** minor revision	Project	****	****	****	****	****
•	Database Development, Testing and Maintenance (assumes **** page CRF, **** unique CRF pages)	Project	****	****	****	****	****
•	Estimated Data Entry — UK (actuals will be billed)	Pages	****	****	****	****	****
•	Estimated Data Review and Query Resolution (assumes **** issue per **** CRF pages, **** manual checks and the app1ication of **** study assumption for **** CRF pages); assumes **** CRF pages per enrolled patient, **** pages per screen failure patient, and **** pages per drop out patient. Queries will be billed on actuals.	Pages	****	****	****	****	****
•	Quality Control Check of Database versus CRF (assumes **** CRF pages per patient)	Pages	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit		Estimated	Estimated
			#	Cost	Fees	Pass-Thru	Total
Services		Unit	Units	(A$)	(A$)	(A$)	Cost (A$)
B. Clinical Data Management (continued)
•	Programming of data listings for manual review process	Project	****	****	****	****	****
•	CRF and Query Tracking (includes all ancillary pages; actuals will be billed)	Pages	****	****	****	****	****
•	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be **** per patient; actuals will be billed)	Terms	****	****	****	****	****
•	Dictionary Coding of Medication Terms (estimated to be **** per patient; actuals will be billed)	Terms	****	****	****	****	****
•	Reconciliation of the Safety and Clinical Database (actuals will be billed)	SAEs		****	****	****	****
	Sub-Total Clinical Data Management				****	****	****
C. Biometrics Analysis
•	Project Data Setup	Project	****	****	****	****	****
•	Abbreviated Statistical Plan	Project	****	****	****	****	****
•	Design of Listing Shell (Mocks)	Project	****	****	****	****	****
•	Programming/QC of Data Displays (actuals will be billed).
	> Unique Tables	Tables	****	****	****	****	****
	> Repeat Tables	Tables	****	****	****	****	****
	> Unique Listings	Listings	****	****	****	****	****
	> Repeat Listings	Listings	****	****	****	****	****
	> Unique Figures	Figures	****	****	****	****	****
	> Repeat Figures	Figures	****	****	****	****	****
•	Programmatic Evaluability/Outcome	Project	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit		Estimated	Estimated
			#	Cost	Fees	Pass-Thru	Total
Services		Unit	Units	(A$)	(A$)	(A$)	Cost (A$)
C. Biometrics Analysis (continued)
•	Statistical Analysis	Project	****	****	****	****	****
•	Standard Data Transfer	Transfer	****	****	****	****	****
•	Return of CRF (hard copy); billed on actuals	Pages	****	****	****	****	****
Add’l Stats consulting, meeting attendance, etc., will be charged at per diem rates as follows:
	> Team Leader	Days	****
	> Statistician	Days	****
	> Programmer	Days	****
	Sub-Total Biometrics				****	****	****
D. Safety Services
•	Safety Plan and Master File Set Up (also includes protocol familiarisation)	Project	****	****	****	****	****
•	Safety Phone Cover (actual months will be billed)	Months	****	****	****	****	****
•	SAE Reporting (with initial descriptive summary); billed on actuals	Reports	****	****	****	****	****
•	****
	> Project Set-Up (set up costs included in PCN KO1601)	Project	****	****	****	****	****
	> Monthly Database Maintenance (first patient in to database close; performed in the US)	Months	****	****	****	****	****
	> Data Entry into **** (actuals will be billed; performed in the US)	SAEs	****	****	****	****	****
	Sub-Total Safety Services				****	****	****
	Estimated Services Budget				****
	Estimated Pass Through					****
	Total Estimated Budget						****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

B. Payment Schedules
1. Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
An initial payment of A$****, representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit F. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. After receipt of the initial payment, the subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the remaining term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
2. Exchange Rates
The pricing is based on the following exchange rates assumptions:
One (1) A$ = US Dollars (US$) 0.7395
One (1) A$ = Euro 0.6178
This Exhibit F involves services provided in regions with currencies other than the budget currency, which is Australian Dollars (A$). In the event the exchange rate moves three percent (3%) or more positively or negatively within a six-month timeframe, the parties agree to meet in good faith to discuss and negotiate new rates based on the new exchange rate.
In addition, at the time Omnicare CR processes any pass through expenses in currencies other than A$, such expenses shall be converted to AS using the exchange rate for the corresponding period as published by oanda.com.
3. Pass Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorise in summary the following Key pass-through expenses related to your project:
•	Travel

•	Delivery Costs

•	Printing or copying costs

•	Meeting costs

•	Telecommunication Costs (which may include telephone, fax, paper, conference calls, or PC connectivity charges)

•	All other Project related expenses that are not related to service fees

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4. Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Maquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: *****
5. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit F shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit F as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit F and such document is incorporated herein by reference as if fully set forth herein.

BY AND BETWEEN;

Peplin Operation Pty Ltd.		Omnicare GR, Inc.

BY:	/s/ Michael Aldridge	BY:	/s/ KEVIN D. DUFFY
Name:	Michael Aldridge	Name:	KEVIN D. DUFFY
Title:	Managing Director & CEO	Title:	EXECUTIVE VICE PRESIDENT GLOBAL BUSINESS DEVELOPMENT CHIEF RELATIONS OFFICER
Date:	25-May-06	Date:	6/6/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #01 to Exhibit F to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 1st June 2005.
     THIS CHANGE ORDER is entered into this 27th Day of February, 2007 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit F to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omnicare to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated
Service Fee
Reference	Changes aud/or Additions	(A$)
Pursuant to Exhibit F, Omnicare CR will provide additional services to support the Sponsor’s Study of PEP005 Topical Gel, Protocol # PEP005-008, Final Version 3, Dated 8th May 2006	Biometrics: • Additional Statistical Analysis — • The following will be performed:
• End of Study clinical response of the Day **** vs Day **** subjects and all subjects

• End of Study histological response of the Day **** vs Day **** subjects and all subjects

• Baseline vs End of Study Erythema LSR

• Baseline vs End of Study Desquamation LSR

• Baseline vs End of Study Swelling LSR

• Baseline vs End of Study Vesiculation/Pustulation LSR

• Baseline vs End of Study Erosion/ Ulceration LSR

• Baseline vs End of Study Pigmentation LSR

• Baseline vs End of Study Scarring LSR

• Final delivery would be statistical output and a short description of methology used

• Provided to Sponsor by end of ****

• Fees:

	• **** hours Statistician (India) @ A$****/hr	****

	• **** hours Team Leader @ A$****/hr	****

Clinical Data Management:

	• Data Entry: Original Units ****; Actual Units **** = **** units @ $****/unit	****

	• Data Review: Original Units ****; Actual Units **** = **** units @ $****/unit	****

	• QC Full: Original Units ****; Actual Units **** = **** units @ $****/unit	****

	• CRF Tracking: Original Units ****; Actual Units **** = **** units @ $****/unit	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Estimated
Service Fee
Reference	Changes and/or Additions	(A$)

Pursuant to Exhibit F, Omnicare CR will provide additional services to support the Sponsor’s Study of PEP005 Topical Gel, Protocol # PEP005-008, Final Version 3, Dated 8th May 2006	Clinical Data Management: (continued)

	• Dictionary Coding of AEs: Original Units ****; Actual Units **** = **** units @ $****/unit	****

	• Dictionary Coding of Meds: Original Units ****; Actual Units **** = **** units @ $****/unit.	****

	• SAE Reconciliation: Original Units ****; Actual Units **** = **** units @ $****/unit	****

	• New item not covered in original contract — Protocol Deviation Log Load: **** units @ $****/unit	****

Total Estimated Service Fees		****	*

Total Estimated Pass Through Expenses		****	**

Total Estimated Budget		****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #01.
3. Payment
An initial payment of A$****, representing **** percent (****%) of the estimated Service Fees, shall be due and payable to Omnicare CR upon execution of this Change Order #01. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Macquarie Shopping Centre,
North Ryde, NSW 2113
SWIFT ID: ****
BSB/Account Number: ****
4.	Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #01 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #01 as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5.	No Other Changes
Except as expressly provided to the contrary in this Change Order #01, all other terms and conditions of the Agreement shall continue in force-and effect.
ACCEPTANCE
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

By:	/s/ Peter Welburn	By:	/s/ Dale Evans
Name:	Peter Welburn	Name:	Dale Evans
Title:	General Manager	Title:	Chief Executive Officer
Date:	7/3/07	Date:	27/2/07

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit G to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc., dated June 1,
2005.
     THIS EXHIBIT G is entered into this 12th day of May 2006, by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated June 1, 2005 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or on Affiliate Entity;” and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit G, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I. Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s Integrated **** Safety Database. (hereinafter “the Project”) and associated costs. Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II. Project Timeline
The projected timeline for this Project is as follows:

Major Milestones	Projected Timeline
Develop and maintain **** Database	**** months
Total Study Duration	**** months

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

III. Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the Project specifications provided by Sponsor, and are outlined below. It should be noted, however, that the timeline and costs presented in this budget for these services are estimated pending review of the final specifications, protocol and case report form (CRF).
A. Safety and Medical
Safety Database
Omnicare CR will develop the safety database for the Project. The database platform is the current version of the **** safety surveillance system. The system is fully validated and complaint with all regulatory requirements for electronic storage of adverse event data. Additionally, the system is capable of generating adverse event files in electronic format according to the definitions set in ICH E2B. Omnicare CR is able to perform electronic submission of serious, unexpected, suspected adverse reactions (‘SUSARs’) to regulatory authorities as mandated by the European Clinical Trials Directive.
IV. Budget
A. Estimated Project Budget

Omnicare CR, lnc. Clinical Budget for:
Sponsor:	Peplin
Compound:	N/A
Study:	Integrated **** Safety Database
PCN:	KO1604

Estimated
					Pass-Thru	Estimated Total
Services	Unit	# Units	Unit Cost	Fees (US$)	(US$)	Cost (US$)
A. Safety and Medical
• Sponsor Requested Follow Up	Report	****	****	****	****	****
• ****
Project Set-Up	Project	****	****	****	****	****
Monthly Database Maintenance (billed on actuals)	Month	****	****	****	****	****
Data Entry into **** (actuals will be billed)	SAE	****	****	****	****	****
Sub-Total Safety and Medical				****	****	****
Estimated Services Budget				****
Estimated Pass Through					****
Total Estimated Budget						****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

B. Payment Schedules
1. Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
An initial payment of US $**** representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit G. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. After receipt of the initial payment, the subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the remaining term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
2. Pass-Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorize in summary the following key Pass-Through Expenses related to a project:
•	Travel

•	Delivery costs

•	CRF and other Printing copying costs

•	Investigator Meeting costs

•	Telecommunication costs (which may include telephone, fax, pager, conference calls, or PC connectivity charges)
All other project related expenses that are not related to Service Fees and any additional detail to support Pass-Through Expenses will be provided on a fee basis.
3. Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
First Union National Bank
Philadelphia, PA
ABA # ****
Acct # ****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit G shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit G as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit G and such document is incorporated herein by reference as if fully set forth herein.

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

BY:	/s/ Peter Welburn	BY:	/s/ KEVIN D. DUFFY
Name:	Peter Welburn	Name:	KEVIN D. DUFFY
Title:	Chief Scientific Officer and Vice President, Research & Development	Title:	EXECUTIVE VICE PRESIDENT GLOBAL BUSINESS DEVELOPMENT CHIEF RELATIONS OFFICER
Date:	10, May 2006	Date:	6/5/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit H to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated June 1, 2005.
     THIS EXHIBIT H is entered into this 16th day of June 2006 by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter Omnicare CR).
     WHEREAS, Sponsor and Omnicare CR entered into a, Clinical Services Master Agreement, dated June 1, 2005 (hereinafter the “Master Agreement), wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity begin defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit H, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I. Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s “Multi-center, randomized, double-blind, double-dummy, parallel-group, vehicle-controlled comparison study to determine the efficacy of PEP005 0.025% and 0.05% gel in patients with AK lesions” (hereinafter “the Project”) and associated costs. Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II. Project Timeline
The parties acknowledge and agree that Omnicare CR commenced performance of the Services under the letter of intent dated January 16, 2006. The projected timeline for this Project is as follows:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Major Milestones	Projected Timeline
Study Start	February 1, 2006
Work Stopped Due to FDA Request for Redesign	****
Total Study Duration	****
All service areas initiated start-up associated tasks until notice that the protocol required redesign. Future work on this protocol beginning on **** will be contracted under a separate Exhibit (KO1605)

III. Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the Project specifications provided by Sponsor, and are outlined below. It should be noted, however, that the timeline and costs presented in this budget for these services are estimated pending review of the final specification, protocol and case report form (CRF).
A. Study Management
Project Director
The Project Director will act as a single point of contact for the Sponsor during the course of this study. The Project Director is responsible for the generation of detailed project timelines and ensures that these milestones are met. The Project Director will provide on-going project status reports as directed by the Sponsor and will proactively identify and resolve critical project issues. The Project Director as also responsible for managing the study budget and addresses all out-of-scope items with the Sponsor.
Clinical Trial Manager
The Clinical Trial Manager will be dedicated to managing the day-to-day clinical trial activity. The Clinical Trial Manager is responsible for overseeing all site and clinical research associate (CRA) activity for the Project. The Clinical Trial Manager is also responsible for developing case report form completion and monitoring guidelines; overseeing regulatory document management for each investigational site and for reviewing and tracking the Project CRA activities which include the scheduling of site visits, site visit reports, monitoring logs and follow-up correspondence.
Project Administrative Coordination
The Project Coordinator provides the necessary administrative support to the Project Director and to the rest of the Project Team with all administrative related tasks.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Draft Informed Consent Review
The Omnicare CR Project Management Team will review the draft of the Informed Consent and will evaluate whether it is in accordance with IRB and Ethic committee requirements. The Project Management Team will provide feedback to Sponsor as required.
B. Clinical Trial Initiation
Investigator Document Plan
An Investigator Document Plan will be developed for the Sponsor. The purpose of the Investigator Document Plan is to define the project-specific review criteria for essential documents, the investigational product shipment approval procedure, the investigator site binder content and essential document file maintenance.
Investigator Essential Document Management–Regulatory Document Collection
Once Sponsor has signed the Investigator Documentation Plan, essential document packages, with letters of instruction, will be mailed to qualified investigative sites. Document collection will cover all criteria required under the principles of Good Clinical Practices (GCP) and International Committee for Harmonization (ICH) guidelines as well as Omnicare CR SOPs.
Omnicare CR will track the retrieval of documents on an ongoing basis and provide updates to Sponsor as requested. The fee for essential document collection, processing, and tracking is based upon the number of sites required for the Project. All sites that drop from the study for any reason will be billed based on percentage of work completed prior to notification of the drop. A submission-ready regulatory document package for each investigator will be forwarded to Omnicare CR Regulatory prior to drug shipment and site initiations. Omnicare CR Regulatory will review the packages.
Once all essential documents and approvals are received, the essential documents are copied and an Investigator Site File is created. An Investigator Site File Binder will be sent to each investigator.
Investigator’s Meeting Coordination
Omnicare CR’s Meetings Coordinator will coordinate arrangements associated with the investigators’ meetings(s) for the Project. Omnicare CR’s Meetings’ Coordinator has extensive experience in conducting investigators’ meetings, including but not limited to, organizing and scheduling the meeting, making cost-effective travel arrangements for participants, and providing on-site coordination services.
The Meeting Coordinator will manage all logistics of the meeting including:
•	Identify appropriate location(s) for the meeting

•	Negotiate, organize, and make hotel arrangements (e.g. meeting space and lodging)

•	Secure discounted travel arrangements and issue tickets to investigators and study coordinators

•	Prepare meeting materials (e.g. Welcome letters/packets, and name badges)

•	Arrange meal functions and off-site events

•	Manage administrative aspects associated with the meeting

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Provide on-site assistance at the meeting (the coordinator will arrive at the location prior to the meeting and will stay after the meeting to manage any outstanding arrangements such as shipping meeting materials

•	Provide post meeting service including reconciliation of outstanding meeting bills
C. Clinical Trial Management
CRA activities and Site Responsibilities
Omnicare CR CRAs perform comprehensive site management and monitoring activities to include the following types of monitoring visits:
•	Pre study selection visits

•	Initiation visits

•	Interim monitoring visits

•	Close out visits
All activities are performed in accordance with ICH- GCP guidelines to ensure all investigational sites are compliant with all applicable regulations and protocol requirements.
The paramount responsibility of Omnicare CR CRAs is to ensure patient rights, safety and data integrity. This is accomplished through ongoing review of the following:
•	Informed consent process

•	IRB/IEC approval

•	Ensuring proper AE and SAE reporting and documented follow up

•	Adherence the protocol

•	100% source documentation verification and data query clarification

•	Investigational product administration and accountability

•	Protocol Compliance

•	Site training and support
Omnicare CR CRAs ensure ongoing site compliance via the continual review of the following:
•	Site staff qualifications and experience

•	Site staffing, facilities, storage and equipment

•	Accessibility and eligibility of subjects

•	Review and retrieval of regulatory documents (i.e. FDA 1572, protocol signature page, curricula vitae, medical licenses, certification of investigators’ financial disclosure, etc.)

•	Accurate and timely completion of all CRF and source data
In addition to on-site responsibilities, each CRA is responsible for site management documentation and follow-up activities to ensure that site staff remains motivated and focused. These activities include the following:
•	Site Visit Report and follow-up letters

•	Providing site training and support through communications

•	Generation of status reports

•	Maintenance of tracking tools/logs

•	Facilitation of DCF resolution

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare CR CRAs complete comprehensive site visit reports and follow-up letters which are provided to the Omnicare CR Project Management Team within 10 working days of the visit however all urgent issues are immediately reported to Project Management. The visit reports provided by the CRAs include detailed action plans for all issues identified and all issues are tracked through to resolution.
Site Qualification (Pre-Study Visits and Phone Calls)
Omnicare CR’s site management and monitoring procedures will be performed in accordance with ICH-GCP guidelines to ensure each investigative site’s compliance with regulations and protocol requirements, and to enhance expeditious enrollment of appropriate patients into the clinical study. Regulatory documents will be reviewed by the CRA on an ongoing basis during the study conduct phase, including verification of signed informed consent forms and investigator IRB notifications.
The Omnicare CR CRA will review the following information at the pre-study site visit:
•	Latest version of the Protocol for this study

•	Consent form process

•	AE and SAE reporting procedures and contact information

•	Case report form completion and maintenance

•	Source documentation requirements

•	Drug accountability requirements
In addition, to ascertain that an identified investigational site is qualified to perform this study to Omnicare CR’s expectations, the CRA will review the following issues at the study site and report this “study profile” in a site visit report to Omnicare CR and the Sponsor:
•	Principal investigator qualifications and experience

•	Site staffing, facilities, storage and equipment

•	Adequacy of and accessibility to subject population

•	Access to source documentation

•	Status of regulatory documentation (i.e. FDA 1572, protocol sign-off page, curricula vitae, medical licenses, certification of investigators’ financial disclosure, etc.)

•	IRB and ethics committee issues

•	Laboratory and pharmacy certifications and normal ranges (if applicable)

•	Investigator agreement and indemnification issues

•	Recommendations for investigational site approval or exclusion from the study
Sites that have recently had a pre-study site visit performed by the Sponsor or have worked with Omnicare CR in the preceding six (6) months may be exempt from a pre-study site visit. The Sponsor will provide Omnicare CR with a list of any exempt investigators for this study.
Sponsor Meeting Attendance
Omnicare CR assigned Project Team will attend face-to-face meetings with the Sponsor’s clinical team throughout the Project.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Clinical Grants Administration
Omnicare CR’s Investigator Grant staff will administer the clinical grant payments to the site. Included in their responsibilities are following:
•	Processing financials records for all of the patients in the study

•	Issue initial and interim payments for each investigator

•	Reconciling all payments to each of the investigators prior to final payments

•	Tracking account administration with Omnicare CR’s finance group

•	Maintaining IRS W-9 forms and all relevant and government reports

•	Reporting excess grants from sites at study end
Activities included in Clinical Grants Administration include the following:
Investigator Grant Start-Up Administration
Investigator Grant Start up Administration includes two activities: Contract Review which includes protocol/contract evaluation, investigator/site budget drafting, and telephone contact with the investigator and Grant Set-up which involves evaluating and entering site specific information. Confirm with the site representative(s) the correct name of the payee and that the site representative(s) understand how payments will be made. Identify correct payee by verifying contract information with IRS W-9 and site profile, follow-up calls and correspondence may be needed to clarify discrepancies. Set-up directories, site, and study specific spreadsheets to perform the tracking payments/invoices to the sites. Set up binders/files for hard copy files of site profiles and order checks (i.e. in addition to setting up an account for each payee).
Grant Management
Grant Management includes review-and verification of source payment tracking data, data entry, and tracking and follow-up clarification with the Project Management staff and site contacts/site communications, managing ongoing investigator inquiries regarding payments and follow-up. Grant Management occurs after the site “set up” until **** days after final payment (note: actuals will be billed). Grant Management also includes determining when grant payments are due per contract (i.e. site payment status), re-designing tracking spreadsheets as study parameters change, reconciling tracking logs with general ledger, and making adjustments from previous payment cycle and at study completion. Also includes re-issuing checks as needed (due to sites not cashing or lost checks), completing Sponsor specific reconciliation (as needed) and completing a final reconciliation of all payments made throughout the study.
The following are the types of ongoing payments which are required/performed during the course of a clinical trial: multiple IRB payments/fees (for initial & amendment submissions), patient enrollments (i.e. payments based on completed CRFs, visits or procedures performed and may include, coordinator fees, and investigator fees). Other types of separate payments include screen failure payments, incentive fee payments, specialized equipment payments, specialized study specific supply payments, and sub-study payments.
In addition, participating sites will be analyzed with Project Managers for the future enrollment to determine grant payment projections. Time will be allocated to complete the grant payment reconciliation process with Omnicare CR’s business administration office

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

D. Safety and Medical
Medical Monitoring (during business hours)
The medical aspects of The Sponsor’s clinical program will be overseen by one of Omnicare CR’s staff physicians who will be assigned to the study during business hours as the Project’s Medical Monitor. In addition to acting as medical advisor to the Project Team, the Medical Monitor is responsible for the following:
•	Addressing medical inquiries, internal or external

•	Reviewing of clinical documentation (protocol, draft CRF, samle informed consent form)

•	Project-specific medical training

•	Evaluating patient eligibility (in conjunction with the Medical Director of the Sponsor)

•	Participating in team meetings

•	Review of Safety Data, such as laboratory results, ECGs, SAEs, AE Listings

•	Reviewing study reports, regulatory submissions and study manuscripts
Safety Coordinator
The Coordinating Safety Officer assigned to the Project will coordinate all activities relating to safety. These activities include attendance of internal and external team meetings, safety training of Project staff or sites, communication of safety information to Omnicare CR Project Management and Data Management departments as well as the sponsor, and tracking the flow of safety information for the life of the Project. The Coordinating Safety officer will also be responsible for the generation of, and any required revisions to, the Study Safety Plan, a comprehensive documents, which defines the process and flow for contracted safety services. Safety coordination also includes assistance with the SAE reconciliation process, and completion of sponsor derived queries of the sites.
E. Clinical Data Management
A Data Management team will be assigned to this project to carry out all of the activities defined in the bid specifications. The team will consist of a Lead Data Manager, Database Programming staff, Dictionary Manager and specialists, Clinical Data Analysts and Data Technicians. Team resources for the project will be developed by the Data Manager and will be based on the patient enrollment plan along with the Case Report Form retrieval plan. Adjustments will be made as needed as the study progress.
The Data Management team will work together under the leadership of the Lead Clinical Data Manager to ensure the meeting of all project quality deliverables along with a successful and timely database closure.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          Data Manager
The Clinical Data Manager assigned to this project will oversee all Data Management activities throughout the life of the project. This dedicated Clinical Data Management will act as the primary liaison for all Data Management activities. Many of the Clinical Data Management’s activities are listed bellow:
•	Overseeing the completion of setup and maintenance of all data management activities

•	Creation and implementation of the Data Management Plans. The Data Manager will assure the receipt of the Sponsor’s approval prior to the initiation of any tasks outlined in this plan

•	Supporting the development of the CRF completion guidelines

•	Liaise with Clinical Trial Managers to ensure expectations for recording data accurately are communicated to the Project Team and the study site

•	Managing the query generation and final resolution

•	Proactively addressing data quality issues to reduce query generation

•	Liaise with the Clinical Trial Managers for timely query resolution

•	Ensuring high quality and timely data management deliverables

•	Maintain ongoing communication with Sponsor team members and Omnicare CR’s Project Team Members

•	Oversee Project training for Clinical Data Management team members

•	Provide status updates to both the Omnicare CR internal Project Team and the Sponsor team members

•	Clinical Data Management Project resource plan to ensure proper staffing throughout the study
          Lead Clinical Data Analyst
Based on the deliverables for the Project, Omnicare CR has assigned a Lead Clinical Data Analyst. The Lead Clinical Data Analyst will provide additional team oversight for the Project Data Technicians and Clinical Data Analysts. The Lead Clinical Data Analyst will assist the Clinical Data Manager with the following activities in relation to the page-related staff:
•	Prioritization of Clinical Data Management tasks

•	Directing the daily Clinical Data Management team task assignments

•	Monitoring the status of task and work load

•	Ongoing Project training within Data Management

•	Providing feedback to the Clinical Monitoring staff on query trends

•	Providing backup support to the Clinical Data Manager

•	Ensure a cohesive team that maintains high quality and data consistency

•	Generating metrics reports

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

F. Biometrics Analysis
          Biometrics Team Manager
Omnicare CR recognizes that statistical and programmatic services are critical to Sponsor achieving timelines and objectives for the Project. All of Omnicare CR’s biostatisticians are Master’s or Ph.D. level prepared, with an average of **** (****) years of **** experience. Both the biostatistician and lead programmer assigned to Sponsor’s Project will meet with you during Project initiation and throughout the clinical phase, and will serve as Sponsor’s main point of contact for technical communications for the duration of the study. The frequency of communication will be determined at the kick off meeting, at a minimum communication should be scheduled for every other or every week depending on the complexity of the deliverables. In addition Omnicare CR Biometrics Senior Management meet together on a weekly basis to review staffing needs and forecasting. At this weekly meeting management communicates with individual Project Team leaders to monitor the success factor of the team.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IV. Budget
A. Estimated Project Budget

Omnicare CR, Inc. Clinical Budget for:
Sponsor:	Peplin
Compound:	PEP005 0.025%, and 0.05% get
Study:	Multi-centre, randomised, double-blind, double-dummy, parallel-group, vehicle-controlled comparison study to determine the efficacy of PEP005 0.25% and 0.5% get in patients with AK lesions.
PCN:	KO1601

					Actual Units	Actual Revenue
Services	Unit	# Units	Unit Cost	Fees (US $)	Worked	(US$)
A. Study Management
o Project Director — Americas (assumes ****% FTE)	Days	****	****	****	****	****
o Project Administrative Support/Coordination — Americas (includes support o for all functional areas) (assumes ****% FTE)	Days	****	****	****	****	****
o Draft Informed Consent Review	Review	****	****	****	****	****
Sub-Total Study Management				****		****

B. Clinical Trial Initiation
o Site Screening and Identification (assumes Peplin will perform this task)
> Zone 1	Site	****	****	****	****	****
o Site Recruitment (assumes Peplin will perform this task)
> Zone 1	Site	****	****	****	****	****
o Study Master File
> Americas: **** sites for **** months	Site Months	****	****	****	****	****
o Regulatory Document Collection

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

>Zone1	Site	****	****	****	****	****
Central IRB (pass-throughs are estimates only; actual fees will be billed based on specific IRB fees)	Site	****	****	****	****	****
Local IRB (pass-throughs are estimates only; actual fees will be billed based on specific IRB fees)	Site	****	****	****	****	****
o Protocol Amendment — excluding ICF change
> Zone 1	Amendments/site	****	****	****	****	****
o Protocol Amendments — including ICF chage
>Zone1	Amendments/site	****	****	****	****	****
o Investigator Agreement Negotiation — Standard (actuals will be billed)
>Americas	Site	****	****	****	****	****
o Investigator Agreement Negotiation — Complex (actuals will be billed)
>Americas	Site	****	****	****	****	****
o Investigator Agreement Amendment — Simple
>Americas	Amendments/site	****	****	****	****	****
o Investigator Agreement Amendment — Standard
>Americas	Amendments/site	****	****	****	****	****
o Investigator Agreement Amendment — Complex
>Americas	Amendments/site	****	****	****	****	****
o Letters of Indemnification (Us sites only)	Site	****	****	****	****	****
o Facility Letters
># Complex Facility Letters	Site	****	****	****	****	****
># Complex Facility Letters	Site	****	****	****	****	****
o Notice Letters	Site	****	****	****	****	****
o IND Safety Report
> Zone 1	Reports/Site	****	****	****	****	****
o Investigator Brochure Updates
> Zone 1	IB Updates/Site	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

o	Collect Financial Disclosure at Site Closeout
	>Zone 1	Site	****	****	****	****	****
o	Vendor/Lab Service Agreements - Americas	Project	****	****	****	****	****
o	Investigators’ Meeting Coordination (pass-through is for investigator travel only-other pass-throughs are indicated below)

	>Coordination, Meeting 1 North America	Meeting	****	****	****	Partial	****

	>Per Attendee, Meeting 1 North America	Attendee	****	****	****	****	****
o	Investigators’ Meeting Preparation	Days	****	****	****	****	****
o	Investigators’ Meeting Attendance (OCR attendees x days)

	Project Director - Americas	Days	****	****	****	****	****
	CTM - Americas	Days	****	****	****	****	****
	Data Manager - Int’l	Days	****	****	****	****	****
	Medical Monitor - Americas	Days	****	****	****	****	****
	Safety Officer - Americas	Days	****	****	****	****	****
	CQA Manager - Americas	Days	****	****	****	****	****
	Project Coordinator	Days	****	****	****	****	****
	Study Initiation Manager	Days	****	****	****	****	****
	Contract Negotiator.	Days	****	****	****	****	****
	Clinical Data Analyst	Days	****	****	****	****	****
CRA Attendees
	>Zone 1.**** CRAs	Days	****	****	****	****	****
	Client Attendee Travel	Attendee	****	****	****	****	****
	Sub-Total Clinical Trial Initiation				****		****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

C. Clinical Trial Management
o	Clinical Trial Manager – Americas (assumes ****% FTE)	Days	****	****	****	****	****
o	Clinical Monitoring
	>Site Qualification Visit						****
	>Zone 1: **** hrs on-site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****	****	****	****
	>Site Qualification Phone Screen						****
	>Zone 1: **** hour phone call: **** hrs for prep, follow-up, end report	Call	****	****	****	****	****
	>Site Initiation Visit						****
	>Zone 1: **** hrs on-site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****	****	****	****
	>Site Interims Visit						****
	>Zone 1: assume **** visits/site, **** hrs on-site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****	****	****	****
> Additional Day Interim Visits (based on **** hour day; visits are total per zone; actuals will be billed)

	>Zone 1: assume **** days for Zone pool of visits	Visits	****	****	****	****	****
>Site Close-out Visit
	>Zone 1: **** hrs on-site, **** hrs for prep, follow-up, and reports and **** hrs for travel	Visits	****	****	****	****	****
o	Site Maintenance for **** hrs/month/site (**** sites x **** enrollment and treatment months)

	>Zone 1:**** sites	Site Months	****	****	****	****	****
o	CRA Monthly Teleconferences
	>Zone 1:**** CRAS	Months	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

o	Project Team Training (To be held in conjunction with Investigator Meeting)

	Project Director – Americas	Days	****	****	****	****	****
	CTM – Americas	Days	****	****	****	****	****
	Data Manager – Int’l		****	****	****	****	****
	Medical Monitor-Americas	Days	****	****	****	****	****
	Safety Officer – Americas	Days	****	****	****	****	****
	Project Coordinator	Days	****	****	****	****	****
	CRA Attendees	Days					****
	>Zone 1 CRAs:**** CRAs	Days	****	****	****	****	****
o	Sponsor Meeting Attendance (assumes **** face-to-face meeting and **** one-hour teleconferences, not all positions participate in all meetings; bill on actuals)
	Project Director –Americas	Days	****	****	****	****	****
	CTM-Americas	Days	****	****	****	****	****
	Data Manager-Int’l	Days	****	****	****	****	****
	Statistician-Int’l	Days	****	****	****	****	****
	Sr.Writer-Americas	Days	****	****	****	****	****
	Project Coordinator	Days	****	****	****	****	****
	Clinical Data Analyst	Days	****	****	****	****	****
	Programmer	Days	****	****	****	****	****
o	Project-Kick Off Meeting and **** Internal Team Teleconference Attendance (not all positions participate in all meetings: bill on actuals)

	Project Director –Americas	Days	****	****	****	****	****
	CTM-Americas	Days	****	****	****	****	****
	Data Manager-Int’l	Days	****	****	****	****	****
	Medical Monitor-Americas	Days	****	****	****	****	****
	Safety Officer – Americas	Days	****	****	****	****	****
	Statistician – Americas	Days		****	****	****	****
	Statistician – Int’l	Days	****	****	****	****	****
	Sr.Writer – Americas	Days	****	****	****	****	****
	CQA Manager – Americas	Days	****	****	****	****	****
	Study Initiation Manager	Days	****	****	****	****	****
	Project Coordinator	Days	****	****	****		****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

	Clinical Data Analyst	Days	****	****	****	****	****
	Contract Negotiator	Days	****	****	****		****
	Programmer	Days	****	****	****		****
o	Clinical Grants Administration
	>Grant Payment Set-up						****
	>Zone 1	Sites	****	****	****	****	****
>Grant Management (takes place for active sites from site set-up through **** days after site close out; estimated amounts; actuals will be billed based on number of active sites set up )
	> Zone 1	Site Quarters	****	****	****
>Payment Processing (estimated based on **** payments/site; actuals, including investigator and site related payment and any miscellaneous payments. actuals will be billed; pass through costs are related to photocopying and postage)
	>Zone 1:**** sites	Payments	****	****	****		****
	>Estimated Investigator Grants (includes Administrative, Study Coordinator, and Investigator fees; excludes tests in the synopsis that will be performed by the central laboratory; estimate based upon draft synopsis provided and may change upon review of the final protocol)	Patient	****	****	****	****
o	Refund Checks (if needed;actuals will be billed)	Refund	****	****	****	****	****
	Sub Total Clinical Trial Management				****		****
D. Safety and Medical
o	Medical Monitoring availability during business hours (flat fee of **** hours per month from first patient in through last patient out)
	>Americas	Months	****	****	****	****	****
Greater than **** hours per month will be billed at hourly rate(from first patient in through last patient out); Billed on actuals
	>Americas	Hours	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

o	Medical Monitoring during Study Start Up and Study Close-out (Billed on actuals)
	>America	Hours	****	****	****	****	****

o	Safety Coordinator
	>Americas — assumes ****day per month for **** months	Days	****	****	****	****	****
o	SAE Reporting (with initial descriptive summary) Billed on actuals	Report	****	****	****	****	****
o	Sponsor Requested Follow Up	Report	****	****	****	****	****
o	****
	>Project Set-up	Project	****	****	****	****	****
	>Monthly Database Maintenance (first patient in to database close)	Month	****	****	****	****	****
	>Data Entry into **** (actuals will be billed)	SAE	****	****	****	****	****
o	Medical Review of Protocol (bill on actuals)	Days	****	****	****	****	****
o	Sub-Total Safety and Medical				****		****

E.	Clinical Data Management
o	Clinical Data Management Oversight — Int’l ( CDM Manager assumes ****% FTE x **** months for Start-up, ****% FTE for **** months for Duration, and ****% FTE for **** months for close-out)	Days	****	****	****	****	****
o	Lead CDA — Int’l (assumes ****% FTE x **** months, ****% FTE x **** months, and ****% FTE for **** months)	Days	****	****	****	****	****
o	Development of Data Management Plan (includes **** major and **** minor revision; add’l revisions will be billed at per diem rates)	Days	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

o	CRF Design (assumes **** page CRF, **** unique CRF pages); includes **** major and **** minor revision	Project	****	****	****	****	****
o	Database Development, Testing and Maintenance (assumes **** page CRF, **** unique CRF pages)	Project	****	****	****	****	****
o	Estimated Data Entry (actuals will be billed)

	>Pages in Int’l	Pages	****	****	****	****	****
o	Estimated Data Review and Query resolution (assumes **** issue per **** CRF pages, **** manual checks and the application of **** study assumption for **** CRF pages); assumes **** CRF pages per enrolled patient, **** pages per screen failure patient and **** pages per drop out patient. Pages will be billed on actuals
	>CRF Pages	Page	****	****	****	****	****
o	Quality control check — critical items	Patient	****	****	****	****	****
o	Quality control check — full case	Patient	****	****	****	****	****
o	Edit Development (actuals will be billed	Edits	****	****	****	****	****
o	CRF Tracking (includes all ancillary pages; actuals will be billed)	Page	****	****	****	****	****
o	Dictionary Med remapping — ATC Meds (actuals will be billed)	Term	****	****	****	****	****
o	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
o	Dictionary Coding of Medication Terms (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
o	External Vendor — Initial Load (actuals will be billed)
	Initial Load	Load	****	****	****	****	****
	>Subsequent Load (actuals will be billed)	Loads	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

	Lab visit Verification (****	Visits	****	****	****	****	****
visits x **** patients;
actuals will be billed)
o	Reconciliation of the Safety	SAE	****	****	****	****	****
and Clinical Database
(actuals will be billed)
o	Protocol Deviation Log Load	Project	****	****	****	****	****
	Sub-Total Clinical Data Management				****		****
F. Biometrics Analysis
o	Biometrics Team Manager	Days	****	****	****	****	****
o	Project Data Setup	Project	****	****	****	****	****
o	Statistical Plan	Project	****	****	****	****	****
o	Randomization Schedule	Project	****	****	****	****	****
o	Design of Table Shells (Mocks)	Project	****	****	****	****	****
o	Programming/QC of Data Displays (actuals will be billed).
	Unique Tables	Table	****	****	****	****	****
	Repeat Tables	Table	****	****	****	****	****
	Unique Listings	Listing	****	****	****	****	****
	Repeat Listings	Listing	****	****	****	****	****
o	Programmatic Evaluability / Outcome
o	>Regular or Advanced	Project	****	****	****	****	****
o	Statistical Analysis
o	>Regular	Project	****	****	****	****	****
o	FDA Item 11	Project	****	****	****	****	****
o	Standard Data Transfer
	>Initial	Transfer	****	****	****	****	****
>Add’l datasets will be billed @ $**** Euro per dataset
Add’l Stats consulting, meeting attendance, etc., will be charged at per diem rates as follows:
	Team Leader	Days		****
	Statistician	Days		****
	Programmer	Days		****
	Sub-Total Biometrics				****		****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

G. Clinical Writing		All assumes using OCR SOPs. If using Sponsor SOPs/templates, all CW is custom priced
o	Clinical Study Report						****
	Phase ll/lll Report	Report	****	****	****	****	****
> includes **** major (up to ****
days) and **** minor (up to ****
day) revision
> assumes up to **** tables and
**** listing provided for
summarization> assumes OCR
SOPs and CSR template
> fee does not include CSR
appendices (including TLs)

	>Tables (greater than ****)	Report	****	****	****	****	****
o	Narratives (actuals will be billed)	Narrative	****	****	****	****	****
o	Clinical Writing Input to SAP	Project	****	****	****	****	****

Attendance at Sponsor Requested Meetings:
Attendance at Sponsor requested meetings (teleconferences/video conferences or client review/planning meetings at Sponsor/Omnicare CR, Inc.) will be billed to Sponsor according to the following per diem rates:
	Director	****
	Senior Writer	****
	Clinical Writer	****
Sponsor will be billed for actual time expended.
	Sub-Total Clinical Writing				****		****

H. Technology
o	OmnieView
	>Set-up	Site	****	****	****	****	****
	>Monthly Maintenance	Months	****	****	****	****	****
	Sub-Total Technology				****		****
I. Regulatory Services
o	CRF Filing and Reconciliation (bill on actuals)	Pages	****	****	****	****	****
o	Return of CRF (hard copy): bill on actuals	Pages	****	****	****	****	****
o	Return of Investigator and Study-Wide Documents (paper)	Sites	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

o	Regulatory Site Drug Release Approval	# Sites	****	****	****	****	****
o	Compilation of Clinical Study Report Appendices (electronic copy)
	>Setup and Management Fee	Report	****	****	****	****	****
	>Scanning (without cleaning); actuals will be billed	Pages	****	****	****	****	****
	>Scanning and cleaning; actuals will be billed	Pages	****	****	****	****	****
	>Volumes (fee does not include hyper-linking); actuals will be billed	Volume	****	****	****	****	****
	Sub-Total Regulatory Services				****		****

J. Clinical Quality Assurance
o	Quality Plan	Days	****	****	****	****	****
o	CQA Site Audits — includes preparation and travel time, audit time, audit follow-up, and Audit Report and Audit Certificate generation
	>Assumes **** sites in Americas	Sites	****	****	****	****	****
o	Contract Provider Audits	Site	****	****	****	****	****
o	Pre-Regulatory inspection Audits	Audit	****	****	****		****
	Sub-Total Clinical Quality Assurance				****		****

K. Clinical Supplies management
o	Receipt and Inventory of Study Drug (Americas)	Per **** patients	****	****	****	****	****
o	Receipt and Inventory of Study Drug (Americas)	Batch	****	****	****	****	****
o	Storage of study drug (Americas) storage conditions refrigerated (2°C-8°C)	Month	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

o
Shipment Preparation and shipping of Study Drug to sites in Americas. Shipping conditions: refrigerated (2[o]C-8[o]C), **** sites, **** shipments per site (Pass through includes insulated shipping container and temperature recorder. Peplin must supply a qualified shipping container or a qualification can be done at an extra fee.)
		Shipment	****	****	****	****	****

o	Manage general Study drug Issues (Americas) **** days per month	Month	****	****	****	****	****
o	Project meetings with Pharmacist’s attendance	Day	****	****	****	****	****
o	Receipt of Returned Drug Americas (x receipts per site, x sites)	Receipt	****	****	****	****	****
o	Storage of returned drug at room temperature (Americas)	Month	****	****	****	****	****
o	Return of study drug to Sponsor or Certified Destructor (incl. provision of Certificate of destruction)	Destruction run	****	****	****	****	****
o	Final reconciliation (Americas)	Day	****	****	****	****	****
	Sub-Total Clinical Supplies Management				****		****

L. Miscellaneous Pass-Through Expenses
	Sub-Total Miscellaneous Pass Through Expenses						****

Estimated Services Budget					****		****
Estimated Pass Through							****
Total Estimated Budget							****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

B.	Payment Schedules
1.	Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
Payments for actual Service Fees provided as outlined in the above budget (minus any Service Fee payments made under the letter of intent dated January 16, 2006) shall be due and payable in US Dollars upon execution of this Exhibit H and upon submission of an invoice to Sponsor by Omnicare CR. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
2.	Pass-Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorize in summary the following key Pass-Through Expenses related to a project:
•	Travel

•	Delivery costs

•	CRF and other printing or copying costs

•	Investigator Meeting costs

•	Telecommunication costs (which may include telephone, fax, pager, conference calls, or PC connectivity charges)
All other project related expenses that are not related to Service Fees and any additional detail to support Pass-Through Expenses will be provided on a fee basis.
Payments for Pass-through expenses incurred (minus any Pass-through expense payments made under the letter of intent dated January 16, 2006) shall be due and payable upon execution of this Exhibit H and upon submission of an invoice to Sponsor by Omnicare CR. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR
3.	Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Wachovia Bank
ABA # ****
Acct # ****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit H shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit H as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
V. Signatory Authority
The parties acknowledge and agree that Sponsor has authorized Omnicare CR to execute Clinical Study Agreement with investigators in the Project on the behalf of Sponsor. Sponsor understands and acknowledges that it will be bound by the terms of the investigator agreements.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit H and such document is incorporated herein by reference as if fully set forth herein.

BY AND BETWEEN:

Peplin Operations Pty Ltd.	Omnicare CR, Inc.

BY: /s/ Michael Aldridge	BY: /s/ Dale Evans

Name: Michael Aldridge	Name: Dale Evans

Title: Director	Title: CEO

Date: 10 Oct 06	Date: 10/24/06
(SEAL)

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit I to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated June 1, 2005.
          THIS EXHIBIT I is entered into this 21st day of June 2006, by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
          WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated June 1, 2005 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
          WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
          WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit I, subject to the terms and conditions set forth in the Master Agreement;
          NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I. Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s “A multi-center, randomized, double-blind, double-dummy, vehicle-controlled sequential cohort study to determine the safety of PEP005 0.025% and 0.05% topical gel in patients with actinic keratoses” (hereinafter “the Project”) and associated costs. Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II. Project Timeline
The parties acknowledge and agree that Omnicare CR commenced performance of the Services under the letter of intent dated May 25, 2006. The projected timeline for this Project is as follows:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Major Milestones	Projected Timeline
Study Start	****
First Patient In	****
Last Patient In	****
Last Patient End of Treatment	****
Last CRF to Data Management	****
Database Close	****
Statistical Analysis	****
Study Close/Report	****
Total Study Duration	****
III. Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the Project specifications provided by Sponsor, and are outlined below. It should be noted, however, that the timeline and costs presented in this budget for these services are estimated pending review of the final specifications, protocol and case report form (CRF).
A. Study Management
          Project Director
The Project Director will act as a single point of contact for the Sponsor during the course of this study. The Project Director is responsible for the generation of detailed project timelines and ensures that these milestones are met. The Project Director will provide on-going project status reports as directed by the Sponsor and will proactively identify and resolve critical project issues. The Project Director is also responsible for managing the study budget and addresses all out-of-scope items with the Sponsor.
           Clinical Trial Manager
The Clinical Trial Manager will be dedicated to managing the day-to-day clinical trial activity. The Clinical Trial Manager is responsible for overseeing all site and clinical research associate (CRA) activity for the Project. The Clinical Trial Manager is also responsible for developing case report form completion and monitoring guidelines; overseeing regulatory document management for each investigational site and for reviewing and tracking the Project CRA activities which include the scheduling of site visits, site visit reports, monitoring logs and follow-up correspondence.
           Project Administrative Coordination
The Project Coordinator provides the necessary administrative support to the Project Director and to the rest of the Project Team with all administrative related tasks.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

           Draft Informed Consent Review
The Omnicare CR Project Management Team will review the draft of the Informed Consent and will evaluate whether it is in accordance with IRB and Ethic committee requirements. The Project Management Team will provide feedback to Sponsor as required.
B. Clinical Trial Initiation
          Setup & Maintenance of Study Master File
Omnicare CR will establish and maintain the Study Master File in accordance with Omnicare CR’s Standard Operating Procedure (SOP). The study wide, individual investigator files, and patient CRFs will be maintained in a locked, limited access, controlled file room.
           Investigator Document Plan
An Investigator Document Plan will be developed for the Sponsor. The purpose of the Investigator Document Plan is to define the project-specific review criteria for essential documents, the investigational product shipment approval procedure, the investigator site binder content and essential document file maintenance.
          Investigator Essential Document Management-Regulatory Document Collection
Once Sponsor has signed the Investigator Documentation Plan, essential document packages, with letters of instruction, will be mailed to qualified investigative sites. Document collection will cover all criteria required under the principles of Good Clinical Practices (GCP) and International Committee for Harmonization (ICH) guidelines, as well as Omnicare CR SOPs.
Omnicare CR will track the retrieval of documents on an ongoing basis and provide updates to Sponsor as requested. The fee for essential document collection, processing, and tracking is based upon the number of sites required for the Project. All sites that drop from the study for any reason will be billed based on percentage of work completed prior to notification of the drop. A submission ready regulatory document package for each investigator will be forwarded to Omnicare CR Regulatory prior to drug shipment and site initiations. Omnicare CR Regulatory will review the packages.
Once all essential documents and approvals are received, the essential documents are copied and an Investigator Site File is created. An Investigator Site File Binder will be sent to each investigator.
          IRB Submissions
Omnicare CR will work with investigational sites, Sponsor and the IRBs to obtain regulatory approval for sites participating in this study. Omnicare CR will submit to the Central IRB on behalf of those sites using the Central IRB.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          Protocol Amendments and IND Safety Reports and Investigator Brochure Updates
Protocol amendments will be billed at an additional processing fee. IND safety reports and revised Investigator Brochures will be sent to sites at an additional fee.
           Regulatory Document Renewals and Updates — Annual Site Maintenance
Throughout the study, Omnicare CR will collect updated essential documents. The updating of essential documents (medical licenses, lab certifications, and changes to FDA form 1572 fee will be based on the site’s date of drug shipment through the site’s first IRB re-approval date. For studies lasting greater than one year, the annual renewal and update fee will be charged based on the site’s subsequent IRB re-approval dates.
           Investigator Agreement Negotiation
Omnicare CR will be responsible for the following activities related to negotiating the investigator agreements:
•	Create all investigator agreement templates and patients budget template with the Sponsor

•	When possible, set up pre approved alternative language and budget parameters in anticipation of site negotiation

•	Negotiate all investigator agreements that satisfy Sponsor requirements on behalf of the Sponsor

•	Incorporate changes using pre-approved alternative parameters and if changes are outside parameters and secure approval by the Sponsor

•	Obtain signatures from investigators, institutions, facilities, site management organizations on all investigator agreements as needed

•	Collect IRS Form W9 and payment information sheets from sites

•	Track documentation and communication between the sites, Omnicare CR Project Management and the Sponsor.
           Agreement Negotiation for Institutional Sites
Omnicare CR will also be responsible for the above activities related to negotiating the investigator agreements for academic medical centers and large hospitals. Negotiation of investigator agreements for these types of sites tends to be very involved due to legal staff at these institutional sites reviewing and negotiating the investigator agreements.
           Investigator Agreement Amendments
Protocol and study amendments, which require investigator agreement revisions, amendments and/or re-negotiation, will be billed as needed at an additional processing fee per unit. (See budget.)
           Facility Letters and other Investigator Notices
Facility letters are shortened versions of the investigator agreements intended to apprise the facilities where study procedures are going to be performed that a study is taking place on their premises. A facility letter also outlines duties and obligations of the facility during the course of the study. Facility letters are used when investigators have privileges at one Institution where

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

most of the study procedures are performed and grant payments are sent but some other procedures will occur at another facility. Facility letters are also common when investigators are affiliated with SMOs. If an SMO is involved and the Institution refuses to be apart of the main agreement, the facility where the study will be performed will accept and sign the facility letter. Facility letters are billed as noted in the budget. Facility letters are created, negotiated, and tracked like investigator agreements.
Examples of miscellaneous investigator notices and documentation are: termination letters, transfer letters, or any notices related to the Protocol that affects the agreements. Notices without any negotiation and without site signature involved will be billed as noted in the budget. These notices involve drafting the template, tailoring the templates for each site, preparing them for delivery, and sending to the sites. If additional work is required such as follow-up or negotiation these will be billed at the amendment letter rate per unit.
           Letters of Indemnification
Letters of Indemnification are often required by sites to be on Sponsor letterhead and signed by the Sponsor outlining how they will be indemnified and what they are indemnifying for during the course of a study. The letters of indemnification are negotiated and issued as needed and site and Sponsor signature is obtained. Letters of Indemnification are created, negotiated and tracked like investigator agreements.
           Vendor Service Agreements
Vendor Agreements are separate agreements between a vendor and Omnicare CR on behalf of the Sponsor. Vendor agreement terms and conditions are negotiated separately from investigator agreements and related documents.
           Project Team Training
Omnicare CR, in conjunction with the Sponsor, will provide specific therapeutic area training and orientation to the protocol and the CRF prior to study initiation and on an ongoing basis. This training will be designed to ensure that all Team members are familiar with the Project requirements and their role within the Team. Items discussed at these meetings will include, but will not be limited to:
•	Therapeutic are and clinical development background

•	Protocol and CRF

•	Discussion of therapeutic implications for this study

•	Monitoring guidelines

•	Data handling rules from Data Management Plan
           Investigator’s Meeting Coordination
Omnicare CR’s Meetings Coordinator will coordinate arrangements associated with the investigators’ meeting(s) for the Project. Omnicare CR’s Meetings’ Coordinator has extensive experience in conducting investigators’ meetings, including but not limited to, organizing and scheduling the meeting, making cost-effective travel arrangements for participants, and providing on-site coordination services.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The Meeting Coordinator will manage all logistics of the meeting including:
•	Identify appropriate location(s) for the meeting

•	Negotiate, organize, and make hotel arrangements (e.g. meeting space and lodging)

•	Secure discounted travel arrangements and issue tickets to investigators and study coordinators

•	Prepare meeting materials (e.g. Welcome letters/packets, and name badges)

•	Arrange meal functions and off-site events

•	Manage administrative aspects associated with the meeting

•	Provide on-site assistance at the meeting (the coordinator will arrive at the location prior to the meeting and will stay after the meeting to manage any outstanding arrangements such as shipping meeting materials

•	Provide post meeting service including reconciliation of outstanding meeting bills
           Investigators’ Meeting Preparation
The Omnicare CR Project Team will prepare slides, educational handouts, meeting materials, etc. according to Omnicare CR’s plan for training investigators to successfully conduct this study.
•	Assist in defining meeting requirements and outlining a meeting agenda

•	Preparing necessary meeting materials (e.g., annotated CRFs, presentation materials, etc.)

•	Coordinating presentations

•	Conducting presentations and/or workshops on protocol, CRF, study conduct issues, and reporting of serious adverse events
           Investigators’ Meeting Attendance
Omnicare CR’s clinical trial management staff assigned to the Project will be available on-site to assist during the meeting. They will arrive at the location prior to the meeting to assist Omnicare CR and/or attendees with any last minute details that may arise.
C. Clinical Trial Management
          CRA activities and Site Responsibilities
Omnicare CR CRAs perform comprehensive site management and monitoring activities to include the following types of monitoring visits:
•	Pre study selection visits

•	Initiation visits

•	Interim monitoring visits

•	Close out visits
All activities are performed in accordance with ICH-GCP guidelines to ensure all investigational sites are compliant with all applicable regulations and protocol requirements.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The paramount responsibility of Omnicare CR CRAs is to ensure patient rights, safety and data integrity. This is accomplished through ongoing review of the following:
•	Informed consent process

•	IRB/IEC approval

•	Ensuring proper AE and SAE reporting and documented follow up

•	Adherence the protocol

•	100% source documentation verification and data query clarification

•	Investigational product administration and accountability

•	Protocol Compliance

•	Site training and support
Omnicare CR CRAs ensure ongoing site compliance via the continual review of the following:
•	Site staff qualifications and experience

•	Site staffing, facilities, storage and equipment

•	Accessibility and eligibility of subjects

•	Review and retrieval of regulatory documents (i.e. FDA 1572, protocol signature page, curricula vitae, medical licenses, certification of investigators’ financial disclosure, etc.)

•	Accurate and timely completion of all CRF and source data
In addition to on-site responsibilities, each CRA is responsible for site management documentation and follow-up activities to ensure that site staff remains motivated and focused. These activities include the following:
•	Site Visit Report and follow-up letters

•	Providing site training and support through communications

•	Generation of status reports

•	Maintenance of tracking tools/logs

•	Facilitation of DCF resolution
Omnicare CR CRAs complete comprehensive site visit reports and follow-up letters which are provided to the Omnicare CR Project Management Team within 10 working days of the visit however all urgent issues are immediately reported to Project Management. The visit reports provided by the CRAs include detailed action plans for all issues identified and all issues are tracked through to resolution.
           Site Qualification (Pre-Study Visits and Phone Calls)
Omnicare CR’s site management and monitoring procedures will be performed in accordance with ICH-GCP guidelines to ensure each investigative site’s compliance with regulations and protocol requirements, and to enhance expeditious enrollment of appropriate patients into the clinical study. Regulatory documents will be reviewed by the CRA on an ongoing basis during the study conduct phase, including verification of signed informed consent forms and investigator IRB notifications.
The Omnicare CR CRA will review the following information at the pre-study site visit:
•	Latest version of the Protocol for this study

•	Consent form process

•	AE and SAE reporting procedures and contact information

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Case report form completion and maintenance

•	Source documentation requirements

•	Drug accountability requirements
In addition, to ascertain that an identified investigational site is qualified to perform this study to Omnicare CR’s expectations, the CRA will review the following issues at the study site and report this “study profile” in a site visit report to Omnicare CR and the Sponsor:
•	Principal investigator qualifications and experience

•	Site staffing, facilities, storage and equipment

•	Adequacy of and accessibility to subject population

•	Access to source documentation

•	Status of regulatory documentation (i.e. FDA 1572, protocol sign-off page, curricula vitae, medical licenses, certification of investigators’ financial disclosure, etc.)

•	IRB and ethics committee issues

•	Laboratory and pharmacy certifications and normal ranges (if applicable)

•	Investigator agreement and indemnification issues

•	Recommendations for investigational site approval or exclusion from the study
Sites that have recently had a pre-study site visit performed by the Sponsor or have worked with Omnicare CR in the preceding 12 months may be exempt from a pre-study site visit. The Sponsor will provide Omnicare CR with a list of any exempt investigators for this study.
           Site Initiation
Once all regulatory documents and approvals are received, a site initiation visit will be scheduled. During this visit, the CRA will review the following with the principal investigator and his/her staff as appropriate:
•	Study goals and obligations

•	Investigator brochure

•	Protocol procedures with particular attention to inclusion/exclusion criteria, enrollment goals, adverse events, primary efficacy variables and GCP compliance)

•	Informed consent procedure

•	Randomization procedure

•	AE/SAE reporting

•	CRF completion and error correction/need for adequate source documentation

•	Maintenance of the investigator binder and site visit log

•	Laboratory sample/photography sample handling procedures and results reporting procedures

•	Clinical supply dispensation, accountability and storage procedures
                Site Interim Visits
Omnicare CR CRAs will perform 100% source document verification of CRF data for accuracy and completeness. CRFs will be retrieved during each monitoring visit. Pages and information for patients who fail screening will be reviewed and monitored.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The following issues are addressed at each interim visit as appropriate:
•	Source document verification

•	CRF completion

•	Expedient data retrieval and query resolution

•	Drug accountability

•	Check and review of the regulatory binder and its contents

•	Clinical supply inventory

•	SAE reporting

•	Enrollment issues and targets

•	Protocol amendments

•	Significant protocol deviations

•	Acceptability of facilities

•	Personnel changes

•	Updated regulatory documentation

•	Laboratory sample/photography sample handling
Following each monitoring visit, Omnicare CR will complete follow-up letters and site visit reports within two weeks of each visit. These follow-up letters and monitoring reports will be available to the Sponsor via Omnieview.
           Site Closeouts
At the conclusion of the study, after all completed CRFs have been returned to Omnicare CR for logging and tracking, and after all unused CRF binders have been returned to Omnicare CR for destruction, the Omnicare CR CRA will perform a close-out visit.
The following issues are evaluated and/or reviewed with the investigator and his/her staff at the close-out visit:
•	Reason for termination (if study is not complete)

•	Reconciliation and removal of clinical supplies per The Sponsor’s requirements (including hazardous materials)

•	All original CRFs retrieved from the site at the previous visit

•	Signed informed consents retained by investigator

•	Record retention requirements

•	Notification to IRB or ethics committee of study termination

•	Collection of randomization codes for return to The Sponsor

•	Resolution of all data queries

•	Investigator binder contents (complete and updated)

•	Informed consent log

•	Financial agreements and disclosure (filed separately)

•	Signature log and screening log

•	Site visit and subject enrollment log

•	Laboratory certification and renewals

•	Summary/discussion of study from investigator and/or staff

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

           Site Maintenance
Omnicare CR maintains a minimum of bi-weekly contact with investigational sites via telephone, facsimile, e-mail and/or mail correspondence, based on the requirements of each investigational site.
Activities that are performed in-house between monitoring visits include, but are not limited to:
•	Discussion of study protocol and any amendments to the protocol

•	Inclusion/exclusion questions or issues

•	Review of clinical laboratory results

•	New staff or team member orientation

•	Additional site training

•	Clinical supply activities or issues

•	Enrollment updates (via weekly fax updates)

•	AE and SAE updates

•	Data query resolution

•	Scheduling activities
Included in Site Maintenance activities, Omnicare CR CRAs will assist the Sponsor in resolving data queries for data from investigational sites, which are unclear, conflicting or incomplete.
           CRA Teleconferences
Omnicare CR’s CRAs will participate in conference calls with the Sponsor as warranted by the Project.
           Sponsor Meeting Attendance
Omnicare CR assigned Project Team will attend face-to-face meetings with the Sponsor’s clinical team throughout the Project.
           Clinical Grants Administration
Omnicare CR’s Investigator Grant staff will administer the clinical grant payments to the site. Included in their responsibilities are following:
•	Processing financials records for all of the patients in the study

•	Issue initial and interim payments for each investigator

•	Reconciling all payments to each of the investigators prior to final payments

•	Tracking account administration with Omnicare CR’s finance group

•	Maintaining IRS W-9 forms and all relevant and government reports

•	Reporting excess grants from sites at study end
Activities included in Clinical Grants Administration include the following:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

           Investigator Grant Start-up Administration
Investigator Grant Start up Administration includes two activities: Contract Review which includes protocol/contract evaluation, investigator/site budget drafting, and telephone contact with the investigator and Grant Set-up which involves evaluating and entering site specific information. Confirm with the site representative(s) the correct name of the payee and that the site representative(s) understand how payments will be made. Identify correct payee by verifying contract information with IRS W-9 and site profile; follow-up calls and correspondence may be needed to clarify discrepancies. Set-up directories, site, and study specific spreadsheets to perform the tracking payments/invoices to the sites. Set up binders/files for hard copy files of site profiles and order checks (i.e. in addition to setting up an account for each payee).
           Grant Management
Grant Management includes review and verification of source payment tracking data, data entry, and tracking and follow-up clarification with the Project Management staff and site contacts/site communications, managing ongoing investigator inquiries regarding payments and follow-up. Grant Management occurs after the site “set up” until 60 days after final payment (note: actuals will be billed). Grant Management also includes determining when grant payments are due per contract (i.e. site payment status), re-designing tracking spreadsheets as study parameters change, reconciling tracking logs with general ledger, and making adjustments from previous payment cycle and at study completion. Also includes re-issuing checks as needed (due to sites not cashing or lost checks), completing Sponsor specific reconciliation (as needed) and completing a final reconciliation of all payments made throughout the study.
The following are the types of ongoing payments which are required/performed during the course of a clinical trial: multiple IRD payments/fees (for initial & amendment submissions), patient enrollments (i.e. payments based on completed CRFs, visits or procedures performed and may include, coordinator fees, and investigator fees). Other types of separate payments include screen failure payments, incentive fee payments, specialized equipment payments, specialized study specific supply payments, and sub-study payments.
In addition, participating sites will be analyzed with Project Managers for the future enrollment to determine grant payment projections. Time will be allocated to complete the grant payment reconciliation process with Omnicare CR’s business administration office.
           Payments
As payments are processed the following are generated: payment/check request form, payment detail and letters (by Sponsor request) to accompany checks. In addition, Omnicare CR will update site-specific logs and study-specific summary logs as well as the log for tracking payments sent to sites. The payment process includes mailing and photocopying expenses.
Investigator grants, with parameters defined by the Sponsor, will be passed through at cost. Invoices submitted for payment to Sponsor for estimated grant funds will be payable upon the receipt of the invoice. Any remaining funds will be carried forward to the next payment cycle and additional invoices will be generated as needed. A grant administration fee will be applied, based on the number of sites and payments to be managed throughout the duration of the study.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

           Site Refund Checks
Additional costs may be incurred if the Sponsor requests site refunds. Letter will be sent to sites that do not enroll patients in a study, etc. A letter from Investigator Grants is generated to the site requesting the return of funds for a stated reason. This is sent via preferred carrier or by certified mail. Follow up with the site contact will occur up to three times. Regardless of the outcome, the service will be considered rendered if either of the following occurs. (1) A refund is received, (2) a letter and 3 follow up calls have been completed or (3) an agreement is reached between the Sponsor and the principal investigator.
If the site objects to refunding the monies, the site sends a detailed letter stating reasonable start up costs. A copy of the letter is forwarded to the Project Manager and or Sponsor to determine the outcome and action needed. Otherwise, the site returns a check payable to Omnicare CR for the amount stated in the refund letter. The check is returned to Investigator Grants and then is forwarded to Account Receivable Department to be deposited and credited to the study. Refund service fees are not calculated in advance as part of any grant administration budget item.
D. Safety and Medical
          Medical Monitoring (during business hours)
The medical aspects of The Sponsor’s clinical program will be overseen by one of Omnicare CR’s staff physicians who will be assigned to the study during business hours as the Project’s Medical Monitor. In addition to acting as medical advisor to the Project Team, the Medical Monitor is responsible for the following:
•	Addressing medical inquiries, internal or external

•	Reviewing of clinical documentation (protocol, draft CRF, sample informed consent form)

•	Project-specific medical training

•	Evaluating patient eligibility (in conjunction with the Medical Director of the Sponsor)

•	Participating in team meetings

•	Review of Safety Data, such as laboratory results, ECGs, SAEs, AE Listings

•	Reviewing study reports, regulatory submissions and study manuscripts
           Safety Coordinator
The Coordinating Safety Officer assigned to the Project will coordinate all activities relating to safety. These activities include attendance of internal and external team meetings, safety training of Project staff or sites, communication of safety information to Omnicare CR Project Management and Data Management departments as well as the sponsor, and tracking the flow of safety information for the life of the Project. The Coordinating Safety officer will also be responsible for the generation of, and any required revisions to, the Study Safety Plan, a comprehensive document, which defines the process and flow for contracted safety services. Safety coordination also includes assistance with the SAE reconciliation process, and completion of sponsor derived queries of the sites.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          SAE Reporting- (with initial descriptive summaries)
Omnicare CR can provide initial descriptive summaries for all identified serious adverse events. The descriptive summaries will be written from information provided by the investigator on the SAE report forwarded to Omnicare CR at the time of the event. If significant follow-up information becomes available, the narrative will be updated accordingly.
           SAE Reporting (Follow-up/Revision Reports>2)
Updates or revisions to an initial SAE report greater than two (2) will be billed per unit based upon the actual number of additional reports required. The Coordinating Safety Officer tracks all initial and follow-up reports.
           Safety Database
Omnicare CR will develop the safety database for the Project. The database platform is the current version of the **** system. The system is fully validated and compliant with all regulatory requirements for electronic storage of adverse event data. Additionally, the system is capable of generating adverse event files in electronic format according to the definitions set in ICH E2B. Omnicare CR is able to perform electronic submission of serious, unexpected, suspected adverse reactions (‘SUSARs’) to regulatory authorities as mandated by the European Clinical Trials Directive.
E. Clinical Data Management
A Data Management team will be assigned to this project to carry out all of the activities defined in the bid specifications. The team will consist of a Lead Data Manager, Lead CDA, Database Programming staff, Dictionary Manager and specialists, Clinical Data Analysts and Data Technicians. Team recourses for the project will be developed by the Data Manager and will be based on the patient enrollment plan along with the Case Report Form retrieval plan. Adjustments will be-made as needed as the study progress.
The Data Management team will work together under the leadership of the Lead Clinical Data Manager to ensure the meeting of all project quality deliverables along with a successful and timely database closure.
           Data Manager
The Clinical Data Manager assigned to this project will oversee all Data Management activities throughout the life of the project. This dedicated Clinical Data Manager will act as the primary liaison for all Data Management activities. Some of the Clinical Data Manager’s activities are listed below:
•	Overseeing and supporting the Lead CDA throughout the completion of setup and completion of all data management activities

•	Review and approval of the Data Management Plan. The Data Manager will assure the receipt of the Sponsor’s approval prior to the initiation of any tasks outlined in this plan

•	Supporting the development of the CRF completion guidelines

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Maintain ongoing communication with Sponsor team members and Omnicare CR’s Project Team Members

•	Development of resource and contingency plans to ensure appropriate project staffing throughout the study, based on the Data Retrieval Plan provided by the CTM.
           Lead Clinical Data Analyst
Based on the deliverables for the Project, Omnicare CR has assigned a Lead Clinical Data Analyst. The Lead Clinical Data Analyst will provide additional team oversight for the Project Data Technicians and Clinical Data Analysts. The Lead Clinical Data Analyst will assist the Clinical Data Manager with the following activities in relation to the page-related staff:
•	Prioritize of Clinical Data Management tasks

•	Direct the daily Clinical Data Management team task assignments

•	Monitor the status of task and work load

•	Oversee Project training for Clinical Data Management team members.

•	Liaise with Clinical Trial Managers to ensure expectations for recording data accurately are communicated to the Project Team and the study site

•	Manage the query generation and final resolution

•	Proactively address data quality issues to reduce query generation

•	Liaise with the Clinical Trial Managers for timely query resolution

•	Ensure high quality and timely data management deliverables

•	Provide feedback to the Clinical Monitoring staff on query trends

•	Provide backup support to the Clinical Data Manager

•	Ensure a cohesive team that maintains high quality and data consistency

•	Provide status updates to both the Omnicare CR internal Project Team and the Sponsor team members
           Data Management Plan
The Lead CDA will develop the Data Management Plan. The Data Management Plan will include descriptions of the following Data Management activities:
•	Project data flow

•	Database development overview

•	Edit specifications

•	Data entry guidelines

•	Data handling guidelines

•	Study assumptions (Level 1)

•	SAE reconciliation process

•	External data load procedures / External Data Cleaning parameters / Discrepancy identification flow

•	Dictionary coding guidelines and processes

•	Database closure procedures

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Prior to the start of Data Management activities, the Data Management Plan and edit specifications must be agreed to and signed by the Omnicare CR designee and Sponsor representative. It is expected that the Sponsor will respond to requests for comments (on draft documents) or approval (on final documents) within two (2) weeks of receipt of document. The agreement to all data handling rules will ensure an accurate and timely final database lock leading to a successful data analysis. It is assumed that all portions of the Data Management Plan related to any specific task will be agreed upon prior to the start of those activities.
           CRF Design and CRF Completion Guidelines
Upon approval of a final protocol by the Sponsor, a draft CRF to record pertinent study data will be prepared with input from Omnicare CR’s Data Management, Project Management, and Biometrics. A draft document / CRF is provided to Sponsor for review. It is expected that the Sponsor will respond to requests for comments (on drafts documents) or approval (on final documents) within two (2) weeks of receipt of documents. Upon receipt of the final draft comments, the final printable version of the CRF is prepared and provided to Sponsor for approval signature. Sponsor will be provided with either “camera-ready” CRFs for printing or with ready-to-use multicopy carbonless forms.
Any requests for Clinical Data Management to supply the CRF Completion Guidelines will follow the same process. These guidelines need to be finalized prior to the start of monitoring, preferably prior to the investigator meeting.
           Database Creation and Testing
Omnicare CR’s Data Management Department uses Oracle Clinical for a standardized, validated approach to database design, edit development, data collection and storage. Several benefits for using this approach include an integrated query system directly linked to the clinical database. Omnicare CR’s Programming group will develop data entry screens using Oracle Clinical® version 4.5 software running on Solaris Unix. The data entry screens (i.e. CRF data module designs) will mimic the flow of the CRF, thereby improving the ease and integrity of the data entry process.
Database creation will be initiated upon the receipt of the final Case Report Form.
A series of standard metric reports will be provided to the Project Team and the Sponsor. These standard CRF and query status reports are listed in Section “Reports.” Omnicare CR provides flexible and a ‘can do’ customer service approach to all aspects of Omnicare CR’s work and can create customized Sponsor reports if requested.
           Data Tracking and Data Entry
The dual data entry strategy will be utilized for numeric and/or text fields. Data will be entered by one member of the data entry staff and re-entered on-line by a second member of the staff. Omnicare CR assumes the CRFs for screen failure patients will not be received in-house, unless otherwise specified.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

All CRF and ancillary data received from the investigative sites are logged into a tracking database on a page-by-page basis. Each page is identified by type of page and date received. Working copies will be maintained in Clinical Data Management and used for any annotations during processing and cleaning as appropriate. All original (white) CRF and query pages will be immediately sent for filing in the Project Master File.
           Data Review and Query Processing
Following the data handling rules and edits specifications listed in the Data Management Plan, the Clinical Data Analyst team will be responsible for:
•	Reviewing the CRF data for obvious corrections and potential queries via the electronic Edit checks and the Manual review checks listed in the Data Management Plan

•	Applying any agreed upon self evident corrections or study assumptions

•	Transmitting queries to investigative sites with a copy forwarded to Project Management

•	Logging queries (issued and resolved) into Oracle Clinical Discrepancy Management System

•	Working with the Clinical Trials Manager to ensure all Data Clarification Forms (DCFs) are signed by the investigator and received in house via fax or mail.
On a continual basis, Clinical Trial Manager and the Clinical Data Manager working together will evaluate the number and type of queries being generated by Clinical Data Management, in order to proactively manage the retrieval of quality data on these studies. The team will frequently inspect the data for trends and identification of issues, providing feedback to both the Project Team and the site. This will begin as soon as sufficient CRF pages are received to identify the trends.
           Quality Control Review of the Database
It is Omnicare CR’s policy to perform a QC of the final database ensuring the error rate is within an acceptable range. Each CRF will be printed as a data listing with 100% QC of adverse events and the protocol identified primary efficacy parameters against the hard-copy CRF. Also, a random sample subset of the patients will under go a 100% QC of all data points vs. the CRFs, to ensure the estimate of the error rate for the database is within acceptable limits prior to declaration of clean database. The processes and outcomes of these QC procedures will be documented, with the findings corrected within the timeframe identified within the Data Management Plan. Omnicare CR believes that these strategies will ensure the following results with respect to these studies:
•	Quality data

•	On-time delivery of Final Clean Clinical Study Databases

•	No surprises when preparing for data analysis
           Edit Checks
The edit specifications identified in the Data Management Plan require Sponsor approval prior to the initiation of the programming of the edit checks. It is Omnicare CR’s goal and in the Project’s best interest to have all edits programmed and tested prior to any CRF data being submitted to Data Management. This will ensure there are no delays in reviewing and querying

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

the data. Omnicare CR suggests a periodic review of the edit specifications and data review guidelines to ensure that the rules and edit checks meet the Project needs. It is expected that the Sponsor will respond to requests for comments (on draft documents) or approval (on final documents) within two (2) weeks of receipt of documents. The Sponsor will be billed on the actual number of edit checks defined and approved by the Sponsor.
           Dictionary Coding
Omnicare CR is proficient in coding to both MedDRA and the WHO-Drug dictionaries. Additional dictionaries can also be accommodated.
Omnicare CR Clinical Data Management will:
•	Design and maintain the clinical database with Omnicare CR’s current version (at time of database build) of MedDRA for coding Adverse Events and Medical History terms, and WHO-Drug for coding Medications

•	Utilize standard coding conventions as listed in the Data Management Plan for the mapping procedures. If Sponsor requires specific coding guidelines they must be provided prior to the start of the coding work and will be included in the Data Management Plan

•	Utilize an automated process using Oracle TMS to map literal text to the corresponding term in the dictionary

•	Research, code and review unmapped terms with a dedicated team
The Dictionary team will provide standard reports of all automated and manually coded terms/medications for periodic review and to Sponsor at soft lock of the database. Sponsor feedback and final approval is requested prior to hard lock of the database.
Sponsor is required to have a MedDRA license prior to receipt of any MedDRA coded terms.
Sponsor is required to have a WHO-Drug license prior to receipt of any WHO-Drug coded medications.
           Dictionary Mapping of the WHO-Drug ATC Level
Omnicare CR will map all medications to the WHO-Drug ATC level to the matching medication indication reported on the CRF, utilizing both the medication indication and medication route.
           Reconciliation of the Safety and Clinical Database
On a monthly basis (weekly during final month), Omnicare CR will receive a cumulative SAE listing of the Omnicare CR Safety database to compare against the clinical database. The qualifiers identified in the Data Management Plan will be reconciled, and a site query will be generated in order to resolve discrepancies. Clinical Data Management will update Omnicare CR’s Safety department with the DCF responses and Safety will update Sponsor on the changes.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

           Reports
The standard Omnicare CR CRF and DCF reports will be provided to Sponsor and Omnicare CR’s Clinical Trial Manager on a monthly basis and more frequently approaching a database lock.
The standard reports are as follows:
•	Cumulative CRF / DCF Status

•	Cumulative CRFs by Site

•	Outstanding DCFs by Site

•	Resolved DCFs by Site

•	Weekly Metrics: Data Processing
Nonstandard reports can be accommodated at an additional per diem cost. This would include reports for data metrics, data quality, and ad hoc data reports requested by the Sponsor.
           Standard Data Transfers
At the conclusion of the study, Omnicare CR will transfer the Project database to Sponsor in standard Omnicare CR SAS data sets using Omnicare CR standard naming conventions and format. Omnicare CR recommends an initial test transfer, an interim transfer when 50% of patients are entered, and a final transfer when 100% of patients have been entered and the database is soft locked and then again at hard-lock.
Customized data transfers, or interim data closures and transfers can be accommodated on request at an additional fee.
           Protocol Deviation Log Load
Omnicare CR will develop an additional Oracle Clinical module in order to load Sponsor’s log of protocol deviations into the clinical database. This includes development of the DCM/DCI module, loading the spreadsheet database, and quality control of received data.
F. Biometrics Analysis
          Biometrics Team Manager
Omnicare CR recognizes that statistical and programmatic services are critical to Sponsor achieving timelines and objectives for the Project. All of Omnicare CR’s biostatisticians are Master’s or Ph.D. level prepared, with an average of **** (****) years of ****, ****, or **** experience. Both the biostatistician and lead programmer assigned to Sponsor’s Project will meet with you during Project initiation and throughout the clinical phase, and will serve as Sponsor’s main point of contact for technical communications for the duration of the study. The frequency of communication will be determined at the kick off meeting, at a minimum communication should be scheduled for every other or every week depending on the complexity of the deliverables. In addition Omnicare CR Biometrics Senior Management meet together on a weekly basis to review staffing needs and forecasting. At this weekly meeting

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

management communicates with individual Project Team leaders to monitor the success factor of the team.
In addition, the Biometrics Team Leader will serve as local liaison to the Sponsor for technical issues, as the main point of contact for both clinical data management and biometrics services.
           Project Data Setup
The primary software product used for statistical analysis is SAS Version 8 or higher. SAS version 6 is available as a prior version. Omnicare CR’s standard SAS macros are globally accessible, validated according to current software development practices and Omnicare CR SOPs, and are compliant with FDA industry guidance documents. Every programming project environment is created with both a development and production area. Version control software tracks all changes made to production files once files are ‘checked in’ from the development environment. Prior to programming actual data displays (data listings, summary tables and graphics), Omnicare CR will perform the following:
•	Initialize an internal Quality Control project tracking system which tracks the status of the program, the validation of the program output, the owners of the files and the dates that the events were completed

•	Customize project specific macros and header files for program development

•	Create a cross reference file for data displays to SAS program files

•	Review of client programming style guidelines if applicable and incorporate into programming specifications if applicable

•	Hold at least one internal kick-off meeting for the Biometrics team members
After approval of the prototype data display formats by Sponsor and the Omnicare CR Project Team, the programming staff will develop the programs required to generate each data display. Any changes to data display formats after approval and programming initiation could result in additional charges.
           Statistical Plan
A statistical analysis plan, including operational definition of endpoints to be analyzed, definition of patient subsets (evaluable and intent-to-treat), visit windows, rules for data handling, and a detailed description of statistical methodology, will be prepared for each study. By default the plan follows Omnicare CR SOP’s which incorporate all ICH and FDA guidance. If the Sponsor has a standard statistical analysis plan template then this can be used instead. This plan will be submitted to Sponsor for review and approval prior to closing the database for analysis or after receiving the final protocol and CRF if Sponsor is providing the database. It is expected that the Sponsor will respond to requests for comments (on draft documents) or approval (on final documents) within two (2) weeks of receipt of documents.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

           Sample Size/Power Determination
Omnicare CR will estimate the required sample size according to the study design specified in the protocol and clinical assumptions of effect size and variability provided by Sponsor. In cases where clinical assumptions are not available or are not considered reliable, power curves will be provided for various scenarios for review by Sponsor.
           Randomization Schedule
The Project statistician will generate a randomization schedule according to the study design specified in the protocol. Electronic copies of the randomization will be created for loading into the clinical database at the time of database closure. Electronic and paper copies of the randomization are stored in a secured location in accordance with Omnicare CR SOPs. Fees include verification and review by a senior biostatistician.
           Design of Table Shells (Mocks)
The statistical plan will include a set of formatted shells for all data displays (data listings, summary tables and graphics) planned for the study, which will be prepared with input from the Clinical Writing Department. If formatted data displays are not required, a detailed table of contents of SAS generated data displays will be included.
           Programming/QC of Data Displays
The process to programming actual data displays (data listings, summary tables and graphics) at Omnicare CR is methodical and stepwise in description.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The process begins with the rules and requirements stated in the Protocol, Statistical Analysis Plan and Mock Data Displays. The annotated mocks drive the specifications for derived datasets definitions document, the programming of those datasets and the development and production of the data displays. The derived dataset specifications document follows the format presented by the FDA guidance concerning regulatory submissions in electronic format. Derived dataset structures can be created to client specifications. If specifications are not provided then programming defaults to CDISC standard structures in SAS transport file format. As the mocks is the specification for all programming output, any changes to data display formats or raw database after approval and programming initiation could result in additional charges.
The biometrics staff will use a combination of independent programming, hand tabulations from supporting listings, and programming verification to ensure the accuracy and completeness of tables, listings, and statistical results. Products developed in SAS are validated for accuracy through a double programming process and these processes are outlined in the departmental SOPs and guidelines. The status of a SAS program’s development is monitored through an internal tracking system which stores the individuals involved with a given product, comments for program and output issues, when the programmed files are ready for QC and when the person validating the results states that the product has passed QC. All report data displays will be verified for accuracy and internal consistency among data displays. A quality control binder, including the quality control strategy for each data display and audit trail, will be included in the Project file.
           Programmatic Evaluability/Outcome
Patient evaluability criteria and relevant algorithms will be developed for the study by Omnicare CR and presented to Sponsor for review and approval. These algorithms will be programmed using SAS to identify evaluable patients. Biostatisticians will verify the accuracy of the output with independent programming and review of individual patient data. Final decisions regarding patient evaluability will require approval by the Sponsor; patient evaluability is performed once for each patient in the study.
Data listings for each patient’s evaluability status and supporting data will be prepared and submitted to Sponsor for classification prior to breaking the blind. Data classification meetings may be held either in person or via teleconference.
           Statistical Analysis
Omnicare CR staff biostatisticians will perform statistical analysis, in accordance with the approved statistical analysis plan. The analysis includes verification of assumptions needed for statistical inference, determination of investigator-by-treatment interaction, and examination of outlying data points.
Statistical findings which may not be appropriate for the body of the clinical report (e.g., tests for interaction, data distribution issues, etc.), deviations from the planned analyses, and additional exploratory analyses will be included in a statistical appendix to the clinical report.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The Project statistician will also review the clinical report to ensure appropriate representation of statistical methodology and inference.
           FDA Item 11
Additional data definition documentation for all derived datasets can be provided to support the FDA requirements for submitting to the agency. The file produced would be named define pdf matching the guidance titled Regulatory Submissions in Electronic Format; New Drug Applications. Datasets are provided in SAS version 5-transport format.
           Standard Data Transfer
At the conclusion of the study, Omnicare CR will transfer, the Project database to Sponsor in standard Omnicare CR SAS data sets using Omnicare CR standard naming conventions and format. Customized data transfers, or interim database closes and transfers, can be accommodated on request at an additional fee.
           Data Safety Monitoring Board
A Data Safety Monitoring Board (DSMB) will be formed according to Omnicare CR’s operating procedures and will be solely responsible for evaluating the interim results of the study. One (1) organizational meeting and one (1) interim analysis evaluation meeting are planned.
Omnicare CR and Sponsor will jointly develop guidelines for membership of the DSMB, and for conduct of DSMB meeting to be documented in the DSMB Charter. The DSMB members will be recruited by Omnicare/Sponsor. Members of the DSMB will neither have previous involvement with Sponsor’s studies in this area, nor be currently involved in clinical trials of competing therapies.
The DSMB will have a written charter that will be produced by a Project Director which will define the responsibilities and will maintain records of all meetings. The written charter will also include a statistical appendix that will document the requirements and guidelines for analyzing and interpreting the interim safety results.
Omnicare CR’s biometrics team will prepare mock data displays specific to the DSMB charter. A senior statistician, otherwise unrelated to the study, will be responsible for the development of the data displays defined by the DSMB to ensure interim data accuracy and summaries are produced. These data displays will be programmed and validated by biometrics staff. The validation will be performed through a combination of individual patient data review and independent programming.
When the blind is ready to be broken, the DSMB statistician will perform the final run of the DSMB data displays and prepare for the DSMB.
For each DSMB meeting, the database will be extracted and the data listings and summary tables will be rerun. If the DSMB requests data clarification or further information, Omnicare CR will re-extract the data and rerun the listings and tables on the new data.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

G. Clinical Writing
          Clinical Study Report — Phase II/III
The Clinical Writing Department has experience in the production of integrated statistical and clinical study reports covering a wide range of therapeutic areas. It will be the responsibility of the assigned Clinical Writer to ensure delivery of an integrated statistical and clinical study report for this program. The integrated clinical and statistical summary will be prepared in accordance with ICH guidelines on the “Structure and Content of Clinical Study Reports”, appropriate agency regulations, and Omnicare CR’s SOPs and clinical study report format. A draft clinical report will be generated within **** (****) weeks after receipt of source material and final summary tables and patient data listings.
The designated Omnicare CR clinical writers will liaise closely with the statistician and other team members. All clinical documents will receive, two levels of quality control reviews before they are released. There will be a QC review by an independent clinical writer for accuracy and consistency, and a review by the writing manager for accuracy, client format consistency, and appropriate regulatory and clinical perspective. The first draft will then be provided to the Sponsor for review.
The second draft clinical study report will be produced after receipt of one set of collated comments from the Sponsor. It is Omnicare CR’s experience at Omnicare CR that this can be facilitated, more speedily, by holding a draft review meeting (optional) between a Sponsor representative and the Omnicare CR clinical writer. The second draft will be reviewed within the Clinical Writing Department at Omnicare CR to ensure that all Sponsor comments are addressed and that all changes are consistent with the supporting data. Following the Sponsor’s second review, minor revisions will be made and the report finalized.
Omnicare CR Biometrics will provide up to **** tables and **** listings that will be summarized in the clinical study report. This fee includes **** major and **** minor revision. **** major revision of the draft report is considered to be up to **** (****) days of requested changes and a minor revision is up to **** (****) day of requested changes. Patient narratives will be drafted from final patient data listings. Omnicare CR Writing will prepare patient narratives for SAEs and, discontinuations due to adverse events based upon a $**** per narrative fee. The fee for the study report does not include study report appendices (including TLs).
           Clinical Writing Input to Statistical Analysis Plan
Omnicare CR’s Clinical Writing will review the draft statistical analysis plan and mock summary tables and data listings for consistency with the protocol and ICH guidelines for clinical study reports. Clinical Writing will provide feedback on the table design and format to facilitate the use of the data in the clinical study report.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

H. Technology
Omnicare CR recognizes the importance of accurately tracking clinical study data and processes throughout the life of a study. Our secure clinical trial portal, OmnieView and OmnieTrack our clinical trial management system, allow study teams to communicate via a secure internet site, 24 hours a day, 7 days a week from anywhere. Sponsors can view the progress of their study by going to one centralized location. Because all team members have access to the same portal, communications can be more-timely, trial progress is known more quickly, and centralization allows everyone to see the same current information. Examples of information available on OmnieView include trial progress reports and metrics., reference and training materials, newsletters and other communications, contact listings, templates/forms and lots more.
OmnieTrack is Omnicare CR’s global Clinical Trial Management System (CTMS), which provides the ability for study personnel to plan, track and control all aspects of the clinical trial process for the duration of a study. OmnieTrack utilizes “web-enabled’’ technology to enable dispersed sites and Omnicare CR locations to communicate in real time through a central “hub”, transcending time zones worldwide.
OmnieTrack includes process and workflow automation, which includes task notification, issues escalation, and comparative analysis between actual and projected data. It also has enhanced capabilities including electronic trip reports and automated study projections. Key features and functionality of OmnieTrack are,
•	Investigator Recruitment / Essential Document Tracking

•	Patient Enrollment (patient accrual) by site and by trial projected and actual

•	Monitoring Statue and Monitor Visit Scheduling

•	CRF pages ready for review at site (projected/actual), CRF pages collected as related to patient and monitoring visit schedules

•	Trip Reporting — electronic trip reports
OmnieTrack is able to provide you with ongoing, reliable and accurate information regarding specific studies via OmnieView and can deliver information to you in real time, summarized or detailed deliveries from the modules listed above. Status reports and trip report formats can be customized to meet your requirements (fees apply).
Omnicare CR works with each study team to assess what technologies and features should be used on a clinical trial to maximize the benefit of the solutions. Omnicare CR also works with sponsors to identify other technical requirements such as interfaces, secure connections, and customized reports. Fees are determined after the full requirements are known.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

I. Regulatory Services
          Filing and Reconciliation of CRFs in the Study Master File
After logging in Clinical Data Management, completed CRFs are transferred to the Study Master File. Fees reflect time required to verify CRF and ancillary pages received against the Clinical Data Management tracking log and filing of CRFs. The Sponsor will be billed for the actual number of pages filed.
           Study Master File and CRF Return
Omnicare CR will return the Study Master File in hard copy format in accordance with Omnicare CR’s SOPs, within three (3) months of final study deliverable. A final review of the study wide and individual investigator files is completed by Project Management for completeness and accuracy. Sponsor will be billed for the actual number of sites returned.
           Compilation of Appendices to Clinical Study Report
Omnicare CR has included cost to compile and collate the Clinical Study Report electronic to hard-copy appendices in accordance with ICH guidelines. It is assumed that the Clinical Study Report appendices without hyper links will be prepared. Deliverables include electronic-to-paper publishing, with all required formatting, utilizing a validated environment and formatting check. Hardcopies requested by the Sponsor can be provided for an additional charge. PostScript files will allow for subsequent printing needs of Sponsor (one CD-ROM). Publishing of the appendices with hyper links applied is available for an additional charge.
J. Clinical Quality Assurance
Independent CQA audits provide additional verification to Sponsor that all contracted processes and procedures have been followed. As part of Omnicare CR’s contracted service, a CQA Project Leader will attend Omnicare CR and Sponsor Project Team meetings, conduct and manage the audit program, and proactively address any issues that may arise during the clinical development program.
In addition to contracted audits, CQA may, at its discretion, audit any aspect of a clinical trial. As these are internal audits intended to support the overall quality of Omnicare CR’s work, reports generated as a result of the audits are submitted to the management of Omnicare CR. Although the audit report is not provided to the Sponsor, CQA will inform Sponsor of any observations that affect the integrity of the study. CQA also provides an Audit Certificate for inclusion in the Project Master File.
An Executive Summary will be generated at the end of each study, documenting the quality status over the complete duration of the study. The Executive Summary will summarize all of the pertinent issues for all audits conducted in a concise, easy-to-read format. The findings will be listed by audit types and by categories and will be evaluated for their impact on the GCP compliance of the study. The Executive Summary also will document the corrective actions taken to achieve resolution of the findings.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Together with the Executive Summary, a Summary Audit Certificate will be issued for each audit conducted during the study.
           Quality Plan
The CQA Project Leader will develop a customized Project-specific Quality Plan in partnership with Sponsor. Ideally this contact person will be a CQA representative within Sponsor. The Quality Plan describes the approaches and methodology for the audits and as such, is a component of the Global Project Management Process (GPMP). The plan will include details such as the percentages of sites/patients/data to be audited, the timeline of audits, and the plan for generation of individual Audit Reports and Certificates. Sponsor will be requested to review and sign off on the plan and any necessary amendments to the original plan, prior to implementation.
           Investigator Site Audits
Typically, **** percent (****%) of the sites in a project are selected for audit. In the case of multinational trials, one site should be audited in each country. Audits will typically be performed at sites with high enrollment of subjects to identify whether study site performance, site documentation and facilities are in compliance with regulatory obligations and the requirements of the protocol, SOPs and ICH GCP. Typically more than one site will be selected for audit in countries with larger numbers of sites. Other criteria may also be used for selection of sites to be audited, e.g. issues identified by monitors or other members of the Project Team.
Study site audits will include an audit of the “in-house” investigator files for each site to be visited, as well as the audit at the study site itself. On-site auditing activities include 100% review of essential documents, including all informed consent documents and serious adverse event reporting compliance. In addition, for approximately ****% of subjects at each study site, CRF data will be audited against source documents with an emphasis on critical efficacy and safety data; drug accountability will also be verified for these subjects.
Each audit will conclude with a debriefing session with the site’s study personnel. Critical or urgent issues will be discussed at this time and recommendations for improved compliance will be offered. Should any observations arise that affect the integrity of the study, the CQA auditor will immediately alert Sponsor’s representative and the Omnicare CR Project Leader.
Specifics will be defined in the Quality Plan. An Audit Report, which documents the audit results as well as suggestions for corrective actions, will be generated. Upon receipt and acceptance of the responses, the Audit Report along with written responses will be sent to Sponsor. The Audit Report will summarize all of the pertinent issues in a concise, easy-to-read format, and will also list the findings by categories. In addition, an Audit Certificate will be provided.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

K. Clinical Supplies Management
          General Service Description
Sponsor will provide study drug to Omnicare CR’s central dispensing pharmacy located in Perrysburg (Ohio). Sponsor will provide Omnicare CR with a MSDS and any special handling procedures for storage and distribution.
Upon approval of the proposal by Sponsor, Omnicare CR will assign a Study Drug Coordinator. The role of this Coordinator is to oversee the study drug management aspects of the project. The Coordinator’s responsibilities are to ensure that all cGMP/GCP requirements and all relevant local guidelines are followed for storage and distribution activities associated with the project.
Omnicare CR will be responsible for central storage, distribution to sites and Returned Drug Management, including drug destruction, of study drugs from all sites. Storage (assumed 4 months) and distribution of study drug to sites will be performed at cold store. Omnicare CR assumes up to **** shipments per site and an overall number of **** sites.
           Ordering, Receipt and Inventory Setup
Clinical supplies and other project related supplies/material would be ordered and/or received by Omnicare CR. Upon receipt, all items will be inspected and transferred to Omnicare CR’s “Quarantine” area until released. Upon a visual inspection and paperwork release, drug product will be placed into inventory.
           Storage for Distribution
Until shipment, clinical supplies will be stored in a segregated limited access area. Temperature and humidity are continuously monitored and recorded for the storage area. Products for this study will be stored in dedicated storage units or on designated shelves. The current inventory status of clinical supplies can be provided to Sponsor upon request during the study.
           Distribution
A written request (i.e. fax) for shipment to clinical sties will be received from Sponsor or designee. Study Drug will be shipped to investigational sites by overnight courier. It is assumed that each investigational site will require up to **** shipments throughout the duration of the trial. It is Omnicare CR’s assumption that supplies to be distributed to investigational sites will be stored pre-kitted, require no additional preparation or assembly prior to shipment and that **** hour shipping notice will be given by Sponsor. A Shipping Note including an acknowledgement of receipt section will accompany each clinical supply shipment. Prior to distribution, each shipment will be QC checked and inventory records will be adjusted.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

           Returned Drug Management
Each site will return study drug back to Omnicare CR’s distribution facility. Upon receipt (assume one receipt per site), the returned study drug will be inspected and transferred to Omnicare CR’s rejected material area until released for destruction. Omnicare CR, will notify Sponsor before and after destruction of returned drug. Omnicare CR will document the receipt of each shipment from investigational sites. Returns from each site will be tracked and stored separately (at room temperature). The current inventory status of returned Study Drug can be provided to Sponsor, upon request, during the study.
           Documentation/Quality Assurance and Project Management/General Study Drug Issues
Omnicare CR will generate, review and approve documentation to ensure compliance with cGMP/GCPs. All documentation will be filed in a project-specific pharmacy file. Upon Project completion, Omnicare CR will provide all original Study Drug Management Documentation associated with the receipt, storage, shipping and returns to Sponsor, unless arrangements are made with Sponsor to archive originals at Omnicare CR.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IV. Budget
A. Estimated Project Budget

Omnicare CR, Inc. Clinical Budget for:

Sponsor:	Peplin

Compound:	PEP005 Topical Gel

Study:	A multi-center, randomized, double-blind, double-dummy, vehicle-controlled sequential cohort study to determine the safety of PEP005 0.025% and 0.05% topical gel in patients with actinic keratoses

PCN:	KO1605

				Unit		Estimated	Estimated
Services		Unit	# Units	Cost	Fees	Pass-Thru	Total Cost
A. Study Management
•	Project Director — Americas (assumes ****% FTE)	Days	****	****	****	****	****
•	Project Administrative Support/Coordination - Americas (includes support for all functional areas) (assumes ****% FTE)	Days	****	****	****	****	****
•	Draft Informed Consent Review	Review	****	****	****	****	****
	Sub-Total Study Management				****	****	****
B. Clinical Trial Initiation
•	Site Screening and Identification (assumes Peplin will perform this task)
	> Zone 1	Site	****	****	****	****	****
•	Site Recruitment (assumes Peplin will perform this task)
	> Zone 1	Site	****	****	****	****	****
•	Study Master File
	> Americas: **** sites for **** months	Site Months	****	****	****	****	****
•	Regulatory Document Collection
	> Zone 1	Site	****	****	****		****
	Central IRB (pass-throughs are estimates only; actual fees will be billed based on specific IRB fees)	Site	****	****	****	****	****
	Local IRB (pass-throughs are estimates only; actual fees will be billed based on specific IRB fees)	Site	****	****	****	****	****
•	Protocol Amendments — excluding ICF change
	> Zone 1	Amendments/site	****	****	****	****	****
•	Protocol Amendments — including ICF change
	> Zone 1	Amendments/site	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

				Unit		Estimated	Estimated
Services		Unit	# Units	Cost	Fees	Pass-Thru	Total Cost
•	Investigator Agreement Negotiation — Standard (actuals will be billed)
	> Americas	Site	****	****	****	****	****
•	Investigator Agreement Negotiation — Complex (actuals will be billed)
	> Americas	Site	****	****	****	****	****
•	Investigator Agreement Amendments — Standard
	> Americas	Amendments/site	****	****	****	****	****
•	Letters of Indemnification (US sites only)	Site	****	****	****	****	****
•	Facility Letters
	># Standard Facility Letters	Site	****	****	****	****	****
	># Complex Facility Letters	Site	****	****	****	****	****
•	Notice Letters	Site	****	****	****	****	****
•	IND Safety Report
	>Zone 1	Reports/Site	****	****	****		****
•	Investigator Brochure Updates
	>Zone 1	IB Updates/Site	****	****	****	****	****
•	Collect Financial Disclosure at Site Closeout
	>Zone 1	Site	****	****	****	****	****
•	Vendor/Lab Service Agreements — Americas	Project	****	****	****	****	****
•	Investigators’ Meeting Coordination (pass-through is for investigator travel only-other pass-throughs are indicated below)
	> Coordination, Meeting 1 North America	Meeting	****	****	****	****	****
	> Per Attendee, Meeting 1 North America	Attendee	****	****	****	****	****
•	Investigators Meeting Preparation	Days	****	****	****	****	****
•	Investigators’ Meeting Attendance (OCR attendees x days)
	Project Director — Americas	Days	****	****	****	****	****
	CTM — Americas	Days	****	****	****	****	****
	Medical Monitor — Americas	Days	****	****	****	****	****
	Project Coordinator	Days	****	****	****	****	****
CRA Attendees
	>Zone 1: **** CRAs	Days	****	****	****	****	****
	Client Attendee Travel	Attendee	****	****	****	****	****
	Meeting Coordinators	Attendee	****	****	****	****	****
	Sub-Total Clinical Trial Initiation				****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

C. Clinical Trial Management
•	Clinical Trial Manager - Americas (assumes ****% FTE)	Days	****	****	****	****	****
•	Clinical Monitoring
>Site Qualification Visit
	>Zone 1: **** hrs on-site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****	****	****	****
>Site Initiation Visit
	>Zone 1: **** hrs on-site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****	****	****	****
>Site Interims Visit
	>Zone 1: assume **** visits/site, **** hrs on- site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****	****	****	****
>Additional Day Interim Visits (based on **** hour day; visits are total per zone; actuals will be billed)

	>Zone 1: assume **** days for Zone pool of visits	Visits	****	****	****	****	****
>Site Close-out Visit
	>Zone 1: **** hrs on- site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****	****	****	****
•	Site Maintenance for **** hrs/month/site (**** sites x **** enrollment and treatment months)

	>Zone 1: **** sites	Site Months	****	****	****	****	****
•	CRA Monthly Teleconferences
	>Zone 1: **** CRAS	Months	****	****	****	****	****
•	Project Team Training (To be held in conjunction with Investigator Meeting)

	Project Director - Americas	Days	****	****	****	****	****
	CTM — Americas	Days	****	****	****	****	****
	Medical Monitor - Americas	Days	****	****	****	****	****
	Project Coordinator	Days	****	****	****	****	****
	CRA Attendees	Days
	>Zone 1 CRAs: **** CRAs	Days	****	****	****	****	****
•	Sponsor Meeting Attendance (assumes **** face-to-face meetings and **** one-hour teleconferences, not all positions participate in all meetings; bill on actuals)
	Project Director - Americas	Days	****	****	****	****	****
	CTM — Americas	Days	****	****	****	****	****
	Data Manager — Int’l	Days	****	****	****	****	****
	Statistician — Int’l		****	****	****	****	****
	Sr. Writer — Americas	Days	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

	Project Coordinator	Days	****	****	****	****	****
	Clinical Data Analyst	Days	****	****	****	****	****
	Programmer	Days	****	****	****	****	****
•	Project Team Teleconference Attendance (assumes **** meetings; not all positions participate in all meetings; bill on actuals)
	Project Director - Americas	Days	****	****	****	****	****
	CTM — Americas	Days	****	****	****	****	****
	Data Manager — Int’l	Days	****	****	****	****	****
	Medical Monitor - Americas	Days	****	****	****	****	****
	Safety Officer - Americas	Days	****	****	****	****	****
	Statistician — Int’l	Days	****	****	****	****	****
	Sr. Writer — Americas	Days	****	****	****	****	****
	CQA Manager- Americas	Days	****	****	****	****	****
	Study Initiation Manager	Days	****	****	****	****	****
	Project Coordinator	Days	****	****	****	****	****
	Clinical Data Analyst	Days	****	****	****	****	****
	Contract Negotiator	Days	****	****	****	****	****
	Programmer	Days	****	****	****	****	****
•	Clinical Grants Administration
>Grant Payment Set-up
	>Zone 1	Sites	****	****	****		****
> Grant Management (takes place for active sites from site set-up through **** days after site close-out; estimated amounts; actuals will be billed based on number of active sites set up)
	>Zone 1	Site Quarters	****	****	****		****
>Payment Processing (estimated based on **** payments/site; actuals, including investigator and site related payment and any miscellaneous payments, actuals will be billed; pass through costs are related to photocopying and postage)
	>Zone 1: **** sites	Payments	****	****	****	****	****

>Estimated Investigator Grants (Includes Administrative, Study Coordinator, and Investigator fees; excludes tests in the synopsis that will be performed by the central laboratory; estimate based upon draft synopsis provided and may change upon review of the final protocol)
		Patient	****	****	****	****	****
		Screen Fail Patient - Americas	****	****		****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

		Enrolled Patient — Americas	****	****		****	****
•	Refund Checks (if needed; actuals will be billed)	Refund	****	****	****	****	****
•	Central Laboratory Services (**** passthroughs)	Project	****	****		****	****
•	**** (based upon **** Sites)	Project	****			****	****
	Sub Total Clinical Trial Management				****	****	****
D. Safety and Medical
•	Medical Monitoring availability during business hours (flat fee of **** hours per month from first patient in through last patient out)
	>Americas	Months	****	****	****	****	****
Greater than **** hours per month will be billed at hourly rate (from first patient in through last patient out); Billed on actuals
	>Americas	Hours	****	****	****	****	****
•	Medical Monitoring during Study Start Up and Study Close-out (Billed on actuals)
	>Americas	Hours	****	****	****	****	****
•	Safety Coordinator
	>Americas — assumes **** day per month for **** months	Days	****	****	****	****	****
•	SAE Reporting (with initial descriptive summary) Billed on actuals	Report	****	****	****	****	****
•	SAE Reporting (Follow-up/Revision Reports >****) Billed on actuals	Report	****	****	****	****	****
	> Data Entry into **** (actuals will be billed)	SAE	****	****	****	****	****
•	Medical Review of Protocol (bill on actuals)	Days	****	****	****	****	****
	Sub-Total Safety and Medical				****	****	****
E. Clinical Data Management
•	Clinical Data Management Oversight — Int’l (CDM Manager assumes ****% FTE x **** months for Start-up, ****% FTE for **** months for Duration, and ****% FTE for **** months for Close-out)	Days	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Lead CDA — Int’l (assumes ****% FTE x **** months, ****% FTE x **** months, and ****% FTE for **** months)	Days	****	****	****	****	****
•	Development of Data Management Plan (includes **** major and **** minor revision; add’l revisions will be billed at per diem rates)	Days	****	****	****	****	****
•	CRF Design (assumes **** page CRF, **** unique CRF pages); includes **** major and **** minor revision	Project	****	****	****	****	****
•	Database Development, Testing and Maintenance (assumes **** page CRF, **** unique CRF pages)	Project	****	****	****	****	****
•	Estimated Data Entry (actuals will be billed)
	> Pages in Int’l	Pages	****	****	****	****	****
•	Estimated Data Review and Query Resolution (assumes **** issue per **** CRF pages, **** manual checks and the application of **** study assumption for **** CRF pages); assumes **** CRF pages per enrolled patient, **** pages per screen failure patient and **** pages per drop out patient. Pages will be billed on actuals.
	> CRF Pages	Page	****	****	****	****	****
•	Quality control check — critical items	Patient	****	****	****	****	****
•	Quality control check — full case	Patient	****	****	****	****	****
•	Edit Development (actuals will be billed)	Edits	****	****	****	****	****
•	CRF Tracking (includes all ancillary pages; actuals will be billed)	Page	****	****	****	****	****
•	Dictionary Med remapping — ATC Meds (actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Adverse Event terms to MedDRA(estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Dictionary Coding of	Term	****	****	****	****	****
Medication Terms (estimated to be **** per patient; actuals will be billed)
•	External Vendor — Initial Load (actuals will be billed)
	Initial Load	Load	****	****	****	****	****
	>Subsequent Load	Loads	****	****	****	****	****
(actuals will be billed)
	Lab Visit Verification	Visits	****	****	****	****	****
(**** visits x **** patients; actuals will be billed)
•	Reconciliation of the	SAE	****	****	****		****
Safety and Clinical Database (actuals will be billed)
•	Interim Database Close (assumes clean database; based on # patients in close — actuals will be billed)
•	>1st Interim Close	Patients	****	****	****	****	****
•	Protocol Deviation Log	Project	****	****	****	****	****
Load
	Sub-Total Clinical Data Management				****	****	****
F. Biometrics Analysis
•	Biometrics Team Manager	Days	****	****	****	****	****
•	Biometrics CRF Review	Days	****	****	****	****	****
•	Statistical Input into	Days	****	****	****	****	****
Protocol
•	Project Data Setup	Project	****	****	****	****	****
•	Statistical Plan	Project	****	****	****	****	****
•	Sample Size/Power	Days	****	****	****	****	****
Determination
•	Randomization Schedule	Project	****	****	****	****	****
•	Design of Table Shells	Project	****	****	****	****	****
(Mocks)
•	Programming/QC of Data Displays (actuals will be billed).
	Unique Tables	Table	****	****	****	****	****
	Repeat Tables	Table	****	****	****	****	****
	Unique Listings	Listing	****	****	****	****	****
	Repeat Listings	Listing	****	****	****	****	****
	Unique Figures	Figure/Graph	****	****	****	****	****
	Repeat Figures	Figure/Graph	****	****	****	****	****
•	Custom Derived Data Sets
	>Initial (Assumes ****	Project	****	****	****	****	****
datasets)
	>Subsequent	Dataset	****	****	****	****	****
(Assumes **** datasets)
•	Programmatic Evaluability/Outcome
	>Regular or Advanced	Project	****	****	****	****	****
•	Statistical Analysis
	>Regular	Project	****	****	****	****	****
•	FDA Item 11	Project	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Standard Data Transfer	Transfer	****	****	****	****	****
	>Initial	Transfer	****	****	****	****	****
	>Subsequent	Transfer	****	****	****	****	****
Add’l Stats consulting, meeting attendance, etc., will be charged at per diem rates as follows:
	Team Leader	Days		****
	Statistician	Days		****
	Programmer	Days		****
•	DSMB Contracts	Days	****	****	****	****	****
(assumes Peplin will recruit participants)
•	DSMB Orientation Meeting (organize, attend, and follow up)
	Project Director	Days	****	****	****	****	****
	Project Coordinator	Days	****	****	****	****	****
•	DSMB Meeting	Days	****	****	****	****	****
(Project Director Attendance, Preparation, and Follow Up)
•	DSMB Meeting	Days	****	****	****	****	****
(Project Coordinator Support)
•	DSMB Meeting	Days	****	****	****	****	****
(Statistician Attendance and Preparation)
•	Safety DSMB Data	Unique Tables	****	****	****	****	****
Displays
		Repeat Tables	****	****	****	****	****
		Unique Listings	****	****	****	****	****
		Derived Datasets	****	****	****	****	****
•	Write DSMB Charter
	Clinical Writer	Days	****	****	****	****	****
	Statistician	Days	****	****	****	****	****
•	Statistical	Project	****	****	****	****	****
Appendix document to chapter
•	DSMB Contractor	Project	****			****	****
	Sub-Total Biometrics				****	****	****
G. Clinical Writing		All assumes using OCR SOPs. If using Sponsor SOPs/templates, all CW is custom priced
•	Clinical Study Report:
	Phase II/III Report	Report	****	****	****	****	****

> includes **** major (up to **** days) and **** minor (up to **** day) revision > assumes up to **** tables and **** listing provided for summarization> assumes OCR SOPs and CSR template > fee does not include CSR appendices (including TLs)

	> Tables	Report	****	****	****		****
(greater than ****)

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Narratives (actuals	Narrative	****		****	****	****	****
will be billed)
•	Clinical writing	Project		****	****	****	****	****
Input to SAP
Attendance at Sponsor Requested Meetings:
Attendance at Sponsor requested meetings (teleconferences/video conferences or client review/planning meetings at Sponsor/Omnicare CR, Inc.) will be billed to Sponsor according to the following per diem rates:
	Director:		$	****
	Senior Writer:		$	****
	Clinical Writer:		$	****
Sponsor will be billed for actual time expended.
	Sub-Total Clinical Writing					****	****	****
H. Technology
•	OmnieView
	>Monthly Maintenance	Months		****	****	****	****	****
	Sub-Total Technology					****	****	****
I. Regulatory Services
•	CRF Filing and Reconciliation (bill	Pages		****	****	****	****	****
on actuals)
•	Return of CRF (hard copy); bill on	Pages		****	****	****	****	****
actuals
•	Return of Investigator and Study-Wide	Sites		****	****	****	****	****
Documents (paper)
•	Regulatory Site Drug Release Approval	# Sites		****	****	****		****
•	Compilation of Clinical Study Report Appendices (electronic copy)
	>Setup and Management Fee	Report		****	****	****	****	****
	>Scanning (without cleaning);	Pages		****	****	****	****	****
actuals will be billed
	>Scanning and cleaning; actuals	Pages		****	****	****	****	****
will be billed
	>Volumes (fee does not include	Volume		****	****	****	****	****
hyper-linking); actuals will be billed
•	Regulatory Consulting	Days		****	****	****		****
(Vice President Americas)
	Sub-Total Regulatory Services					****	****	****
J. Clinical Quality Assurance
•	Quality Plan	Days		****	****	****	****	****
•	CQA Site Audits — includes preparation and travel time, audit time, audit follow-up, and Audit Report and Audit Certificate generation
	>Assumes **** sites in Americas	Sites		****	****	****	****	****
•	Pre-Regulatory	Audit		****	****	****	****	****
Inspection Audits
	Sub-Total Clinical Quality Assurance					****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

K. Clinical Supplies Management
•	Receipt and Inventory of Study Drug (Americas)	Per 100 patients	****	****	****		****
•	Receipt and Inventory of Study Drug (Americas)	Batch	****	****	****		****
•	Storage of study drug (Americas) storage conditions: refrigerated (2°C-8°C)	Month	****	****	****		****
•
Shipment Preparation and shipping of Study Drug to sites in Americas. Shipping conditions:
refrigerated (2°C-8°C), **** sites, **** shipments per site (Pass through includes insulated shipping container and temperature recorder. Peplin must supply a qualified shipping container or a qualification can be done at an extra fee.)
		Shipment	****	****	****	****	****
•	Manage General Study drug Issues (Americas) **** days per month	Month	****	****	****		****
•	Project meetings with Pharmacist’s attendance	Day	****	****	****		****
•	Receipt of Returned Drug Americas (**** receipt per site, **** sites)	Receipt	****	****	****	****	****
•	Storage of returned drug at room temperature (Americas)	Month	****	****	****		****
•	Return of study drug to Sponsor or Certified Destructor (Incl. provision of Certificate of destruction)	Destruction run	****	****	****	****	****
•	Final reconciliation (Americas)	Day	****	****	****		****
	Sub-Total Clinical Supplies Management				****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

L. Miscellaneous Pass-Through Expenses
•	CRF Printing (bill on actuals)	Pages	****	****		****	****
•	Investigator Binders (includes printing, copying and shipping; bill on actuals)	Binder	****	****		****	****
•	Shipment of Start-up Packet (bill on actuals)	Sites	****			****	****
•	Courier Cost for Drug Shipments to Sites (bill on actuals)	Shipment	****	****		****	****
•	Ship CRFs (bill on actuals)	Box	****	****		****	****
•	Ship CRF from OCR back to Sites (bill on actuals)	Box	****	****		****	****
•	Copying (bill on actuals)	Pages	****	****		****	****
•	Investigator Brochure Printing (bill on actuals)	Pages	****	****		****	****
•	Protocol Printing (bill on actuals)	Pages	****	****		****	****
•	Informed Consent Printing (bill on actuals)	Pages	****	****		****	****
	Sub-Total Miscellaneous Pass Through Expenses					****	****
Estimated Services Budget					****
Estimated Pass Through						****
Total Estimated Budget							****
Optional Services
Total Optional Services

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

B. Payment Schedules
1. Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
An initial payment of US $**** (minus any Service Fee payments made under the letter of intent dated May 25, 2006) representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit I. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. After receipt of the initial payment, the subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the remaining term of the Project. All payment shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
2. Pass-Through Expense Invoicing
Grant Payments — In order to ensure timely processing of investigator grant payments, Omnicare CR requires Sponsor to provide an up front initial payment representing ****% of the total study grant estimate or an amount that is sufficient to pay all initial site fees, whichever is greater. Site start up payments and fees are based on an estimate of the study specific contractual obligations to be negotiated with the sites and may include: advances, funds for advertising, pharmacy set up charges, local IRB fees and any other site related administrative start up fees. Payment of Sponsor funds is due upon execution of this Exhibit I. From that point forward, Omnicare CR will invoice **** (****) days in advance of grant payments due investigators based on Patient enrollment estimates.
Omnicare CR payment from Sponsor at least **** (****) days in advance of the actual payment to investigators. Payments to investigators will not be released until payments are received by Omnicare CR from Sponsor. Omnicare CR will to deposit payments from Sponsor into a bank account and shall draw upon such account to make the investigator payments. Any remaining funds in the account will be returned to the sponsor after the termination of the study, as soon as all contracted obligations to the investigators have been satisfied.
In the event payments from Sponsor are insufficient to cover the payments to investigators, Sponsor will promptly advance funds to Omnicare CR for the amount of grant payments required.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare CR’s project accounting system is able to capture and categorize in summary the following key Pass-Through Expenses related to a project:
•	Travel

•	Delivery costs

•	CRF and other printing or copying costs

•	Investigator Meeting costs

•	Telecommunication costs (which may include telephone, fax, pager, conference calls, or PC connectivity charges)
All other project related expenses that are not related to Service Fees and any additional detail to support Pass-Through Expenses will be provided on a fee basis.
3. Payments
Sponsor shall make payment via wire transfer directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Wachovia Bank
ABA # ****
Acct # ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit I shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit I as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

V. Signatory Authority
The parties acknowledge and agree that Sponsor has authorized Omnicare CR, subject to the terms of the Power of Attorney executed between the Sponsor and Omnicare CR on 24th July 2006, to execute Clinical Study Agreements with investigators in the Project on behalf of Sponsor. Sponsor understands and acknowledges that provided Omnicare CR has exercised its power within and in accordance with the terms of the Power of Attorney it will be bound by the terms of the investigator agreements.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit I and such document is incorporated herein by reference as if fully set forth herein.
Section Intentional Left Blank

BY AND BETWEEN:

Peplin Operations Pty Ltd.			Omnicare CR, Inc.

By:	/s/ Peter Welburn		By:	/s/ Dale Evans

	Name:	Peter Welburn Chief Scientific Officer and Vice President,		Name: Title:	Dale Evans CEO
	Title:	Research & Development

Date: 17 October 2006			Date: 10/24/06
[SEAL]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Change Order #01 to Exhibit I to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 1st June 2005.
     THIS CHANGE ORDER is entered into this 20th day of November 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a certain Clinical Services Master Agreement, dated 1st June 2005 (collectively, with the Exhibit thereto, as the same may have been amended or supplemented as of the date hereof, the “Agreement”), the terms of which are incorporated herein by reference; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR desire to amend Exhibit I to the Agreement to provide for certain additional tasks or changes in the scope of the work provided under the Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
1. Schedule of Changes
Sponsor and Omnicare CR agree to the following changes and additional work pursuant to the general terms and conditions set forth in the Agreement:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Page 1	Peplin Operations Pty Ltd

Estimated Service
Reference	Changes and/or Additions	Fee (US$)
Pursuant to Exhibit I, Omnicare CR will provide additional statistical services for Sponsor’s requirements	Additional data displays presented within the Data Monitoring Committee Statistical Analysis Plan:

• Data Tables (original contract included 10 unique and 5 repeat; actual displays were 17 unique and 8 repeat tables):

	- 7 unique tables @ US$****/table	US$****

	- 3 repeat tables @ US$****/table	US$****

• Data Listings (original contract included 2 unique and 0 repeat; actual displays were 12 unique and 4 repeat listings):

	- 10 unique listings @ US$****/table	US$****

	- 4 repeat listings @ US$****/table	US$****
Total Estimated Service Fees		US$*****
Total Estimated Pass Through Expenses		******
Total Estimated Budget		US$****

*	The Estimated Service Fees set forth above represent the original unit costs set forth in the Agreement and are subject to any annual price increase(s) applied against the original unit costs.

**	Sponsor will be billed for actual Pass-Through Expenses incurred in support of the Project.
2. Term
Notwithstanding any language to the contrary set forth in the Agreement, Sponsor and Omnicare CR agree that the term of the Agreement shall be extended for a reasonable period of time to permit the completion of the additional work set forth in this Change Order #01.
3. Payment
The full payment of US$**** of the Service Fees shall be due and payable to Omnicare CR upon execution of this Change Order #01. The payment of service fees and pass through expenses shall be made by Sponsor within **** (****) days of receipt of invoice. If any payment of service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Page 2	Peplin Operations Pty Ltd

Beneficiary: Omnicare CR Inc.
Bank Name: Wachovia Bank
ABA Number: ****
Account Number: ****
4. Annual Price Increase
Notwithstanding anything contained herein to the contrary and subject to any previous annual price increase(s), the estimated Service Fees set forth in this Change Order #01 shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Change Order #01 as of each ****, such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
5. No Other Changes
Except as expressly provided to the contrary in this Change Order #01, all other terms and conditions of the Agreement shall continue in force and effect.

ACCEPTANCE

BY AND BETWEEN:

Peplin Operations Pty Ltd.			Omnicare CR, Inc.

By:	/s/ Janelle Katsamas		By:	/s/ Dale Evans

	Name:	Janelle Katsamas		Name:	Dale Evans
	Title:	Director Clinical Dev.		Title:	CEO

Dated: 27 November 06			Dated: 12/06/06

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Page 3	Peplin Operations Pty Ltd

Initial Sponsor Notification Form
Change in Project Scope

Protocol Number: PEP005-006	Date of Request; 16NOV2006	Omnicare PCN: KO1605.01

Omnicare Project Director:	****
Omnicare Account Director:	****
Sponsor Study Manager:	Janelle Katsamas
Sponsor Outsourcing Manager:

Individual and Department making request:	****, Biometrics

Brief Description of Project Scope Change:

The number of data displays presented within the Data Monitoring Committee Statistical Analysis Plan and reviewed by the DMC exceeds that presented within Exhibit I.

Exhibit I has 10 unique/5 repeat tables and 2 unique/0 repeat listings for the DSMB SAP. The current DMC SAP has 17 unique/8 repeat tables and 12 unique/4 repeat listings. This represents an increase of 7 unique tables, 3 repeat tables, 10 unique listings and 4 repeat listings with an estimated additional cost of $**** USD.

Implementation of this request will affect the budget as follows (provide estimate of anticipated costs associated with change, if available):	☑ Increase ☐ Decrease
☐ Other (specify)
The above information briefly outlines a description of the additional/changed services, which relate to the referenced study/protocol. Costs above are estimates. OCR and Sponsor will discuss in detail the budgetary and/or timeline impact of the additional/changed services within five (5) business days of receipt of acknowledgement received at OCR.
☑ OCR may proceed with the additional/changed services. It is understood that detail and full cost estimate will be provided by OCR.
☐ OCR may not proceed with additional/changed services.
Sponsor Comments:
Please acknowledge approval/refusal to proceed with the additional/changed services by sending written confirmation to the OCR Project Leader by one of the following methods: 1) signing and returning this document via fax to ___, or 2) sending a confirming email to the Project Leader.
Sponsor Acknowledgment

/s/ Janelle Katsamas	17/11/06

Sponsor Signature	Date

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare Clinical Research CONFIDENTIAL	Page 1 of 1

Exhibit J to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd and Omnicare CR, Inc.,
dated June 1, 2005
     THIS EXHIBIT J is entered into this 5th day of December, 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated June 1, 2005 (hereinafter the “Master Agreement”) wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”, and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit J, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I. Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s project,
Protocol No. PEP005-009-
An open-label, multi-center, dose-escalation, cohort study to determine the maximum tolerated dose and safety of PEP005 Topical Gel given as either a single application (on Day 1) or two applications (on Day 1 and Day 8) to a superficial Basal Cell Carcinoma (sBCC) on the trunk (hereinafter “the Project”) and associated costs. Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

II. Project Assumptions
The following Project assumptions and services were assembled from information provided in the request for proposal received on September 6, 2006, the Distribution of Tasks list received on September 7, 2006 and in accordance with the revised Protocol PEP005-009, dated 12 November 2006, and additional information obtained during follow-up conversations with Sponsor personnel. The budget provided herein has been based upon the following revised Project assumptions.

GENERAL STUDY INFORMATION

Compound	PEP005 Topical Gel
Therapeutic Area / Indication	Superficial basal cell carcinoma
Study Phase	IIa
Bid Currency	USD $

STUDY SITES

Number of Investigative Sites	6
Number of Back-up Investigative Sites	—
Number of Sites per Country
• US	6

PATIENTS

Number of Screened Patients	116 (58 per treatment arm)
Number of Enrolled Patients	58 per treatment arm (2 treatment arms) Budget based on total 116
Number of Completed Patients	116 (58 per treatment arm) (assumed maximum # of patients for budget purposes)

PROJECT MANAGEMENT

Project Director — Americas	****% FTE for **** months; **** Days
Clinical Trial Manager — Americas	****% FTE for **** months; **** Days
Project Coordinator — Americas	****% FTE for **** months; **** Days

STUDY START-UP ACTIVITIES

Number of Investigator Sites Screened / Recruited	6 sites, pre-selected by Sponsor
Submission to Ethics Committees / IRB	1 Central IRB
Submission to Regulatory Authority	Sponsor
IMPD Preparation (Type)	No Omnicare involvement

MONITORING AND SITE MANAGEMENT

Number of CRAs	2
Number of Qualification Visits	Not required
Number of Initiation Visits	**** visits; assumes **** hours on-site; **** hours travel; **** preparation, report and follow-up
Frequency of interim Visits	Assumes every **** weeks

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MONITORING AND SITE MANAGEMENT

Number of Interim Visits	**** visits; assumes **** hours on-site; **** hours travel; **** preparation, report and follow-up
Pool of Additional One-Day Visits	TBD if required
Number of Close Out Visits	**** visits; assumes **** hours on-site, **** hours travel; **** preparation, report and follow-up
Site Maintenance	**** hours per site, for **** sites for **** months

SPONSOR MEETINGS

Number and Location of Investigator Meeting	One in the U.S.
Omnicare Investigator Meeting Attendees	See budget
Project Team Training	One in the U.S, in combination with investigators’ Meeting
Kick-off Meeting	NA
Number of Team Teleconferences and Attendees	Monthly CRA TCs

DATA MANAGEMENT

Lead Data Manager — International	****% FTE for **** months; **** Days
Lead CDA — International	****% FTE for **** months; **** Days
Number of CRF Pages — Enrolled Patient	50 pages per patient (25 Unique/25 Repeat)
Number of Adverse Event Terms per Patient	3
Number of Con Med Terms per Patient	7
Number of Medical Histories per Patient	n/a
Number of Edits	200
Number/Type of Laboratory	1 Central Lab 12 data imports (monthly)
Number of Queries per Patient	**** per **** CRF pages

BIOMETRICS

Biometrics Team Lead — International	**** Days per Month **** Days in total
Number of Tables	50 Unique/35 Repeat
Number of Listings	22 Unique / 5 Repeat
Number of Figures	0 Unique / 0 Repeat
Number of Interim Analysis	n/a
Number of Transfers	0

SAFETY/MEDICAL

Medical Monitor — Americas	**** Days per Month
Number of SAEs (with narratives)	4
Number of Days Safety Coordinator — Americas	**** Days
Number of Months **** Maintenance	12

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MEDICAL WRITING

Study Protocol Development	Provided by Sponsor
Clinical Study Report	Assuming using Omnicare SOPs, includes **** major (**** days) revision and **** minor (**** day) revision
Number of Patient Narratives	4

QUALITY ASSURANCE

Number of Site Audits and Location	US, Audit by Sponsor
Number and Type of Additional Audits	n/a

TECHNOLOGY

OmniView / OmniTrack	**** months

CLINICAL SUPPLIES MANAGEMENT

Supply, Package, Label, Ship and Store Study Drug	Sponsor
Provide Randomisation Code	Sponsor
Drug Accountability	Sponsor and OMNICARE CR
Study Drug Disposition, update Master Drug File	OMNlCARE CR

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

III. Project Timeline
The parties acknowledge that Omnicare CR commenced performance of the Service at beginning of October 2006. The projected timeline for the Project is **** months.

PROJECT TIMELINE
Protocol Synopsis Finalized	****
Final Protocol available and submitted to FDA	****
Commencement of Omnicare Work (Start Date)	****
FDA Approval	****
Site Initiation	****
First Patient Enrolled — cohort 1	****
Last Patient Enrolled — cohort 1 (assumes excluding 21 screening days of final expanded cohort)	****
Last CRF to Data Management Unit.	****
Database Lock	****
Draft Statistical Analysis	****
Final Statistical Analysis	****
Draft Clinical Study Report	****
Final Clinical Study Report	****
Study Completion — End of Omnicare Involvement	****
Total Omnicare Involvement	****
Maximum Timelines Cohorts
The timing of this cohort study is such that patients are recruited in a cohort of three and a decision to go to the next cohort is made on Day ****, and not at the end of each cohort on Day **** (**** treatment + **** follow-up days per subject till wound healing = **** days). So the following timelines apply if the study runs for the whole duration, through to the assumed maximum number of patients:

Day - **** to day - ****	•	screening for 1st dose cohort
Day **** (Baseline)	•	treatment start of 1st dose cohort of treatment arm 1 (single dose application)
Day ****	•	DESC (Dose Escalation Steering Committee) evaluation prior to approval to escalate to next dosage concentration
• Treatment start of 2nd dose cohort of treatment arm 1
• Treatment start of 1st dose cohort of treatment arm 2 (two dose application)
Assumed cohort evaluation periods:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	7 escalations x 2 dose groups of 3 patients x **** days for each DESC review, assumes maximum of **** days.

•	Final Expanded Cohort: **** days screening **** days treatment **** days wound evaluation = assumes maximum of **** days.
Various iterations may apply, moving through cohorts.
It is expected however that the study would not go beyond 2/3 of this total time before the maximum tolerated dose is determined.
Please note that Omnicare CR’s and External Vendor (****) budgets are calculated based on the maximum length and maximum number of patients.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IV. Omnicare CR Services
A. Study Management
     1. Project Resources
Omnicare’s goal of providing outstanding customer service, technical leadership and drug development expertise is accomplished by committing a highly experienced team of professionals to Sponsor’s Project. The team members highlighted below are being proposed based upon their relevant therapeutic experience and areas of expertise, as well as on their previous cooperation with Sponsor. We would like to propose Sponsor the highest possible degree of Consistency in the Project team.
     2. Core Project Team Members
Listed below are the members of the Project Team along with a brief description of their relevant experience and respective responsibilities. Curricula Vitae of this project team have been provided to Sponsor under an Appendix to the proposal for these studies, dated 15th September 2006.
****, Project Director
Knowing that the cooperation between **** and the Sponsor Project team on a previous study has been a success for both sides, we would like to propose to assign her to this trial, too. **** will be responsible for general project oversight and be the main contact for Sponsor for all project-related questions and issues.
**** has **** years of clinical research experience having started at Omnicare Clinical Research (formerly Bio-Pharm/IBAH) as a Clinical Research Associate. **** has participated in many large, International trials for such complicated indications as sepsis, nosocomial pneumonia and oncology trials, as both a monitor and manager. She obtained a Bachelor of Science in **** from the State University of ****.
**** has received her Masters of Science in **** from ****. Combined with her extensive clinical experience, **** education enables both a strong clinical and management approach to clinical research.
****, Clinical Trial Manager
**** will be the Clinical Trial Manager for the study. She will be managing the day-to-day clinical trial activities and be responsible for overseeing all site and CRA activity, developing case report forms and monitoring guidelines, overseeing regulatory document management for each investigational site, as well as reviewing and tracking CRA activities which include the scheduling of site visits, site visit reports, monitoring logs, and follow-up correspondence.
**** has joined Omnicare in ****, bringing with her a wealth of experience in the pharmaceutical and CRO industry where she has held various positions of increasing responsibility. Her long track record of almost 20 studies includes projects from phase I to phase IV, and therapeutic areas such as cardiovascular diseases, endocrinology, neurology, and

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

respiratory disorders. She also has gained experience in oncology projects and has monitored a dermatology trial.
**** is a registered nurse and has been involved in various trials as a nurse, which makes her especially qualified due to her knowledge of both the CRO and site staff side of the project..
****, Lead Data Manager
As the Data Management Lead, **** will be based in the UK and coordinate all clinical data management activities from there. She will be supported by a Clinical Data Analyst on the study.
**** has been with Omnicare for over **** years and has gained experience in a data management role since ****. Her previous therapeutic area experience includes a dermatology project in sun burns, and oncology studies in lung cancer, breast cancer, and skin malignancies.
****, Lead Biostatistician
**** will manage and coordinate all internal functional technical service activities, and also be available as a primary point of contact regarding brostatistics issues for Sponsor. He will be an integral member of the project management team within Omnicare and will ensure that consistent information is relayed between Sponsor and the Biometrics team in Australia and the US. **** is based in Sydney and will be available to discuss or provide immediate assistance on issues arising in relation to Statistics, and will also be available to attend teleconferences with Sponsor.
**** has been working in the healthcare industry for eight years, and has held statistician and data management roles for the same period. Most notably, **** has worked in the CRO industry since 2001 both in the UK as well as Australia.
He brings advanced skills in the data management and statistical analyses of clinical trials from study set-up to database close and reporting of results. **** is experienced in database design, build and management, data validation, medical coding, query resolution, statistical analyses and study design. He has been involved in planning; coordinating and execution of clinical data solutions for many local and global studies. **** is experienced in various database software packages including SAS and Oracle Clinical used in the budgets for the studies to be conducted.
He received First Class honors for a Bachelor of Applied Science (****) from the University of **** in **** and also achieved a Bachelor of Applied Science (****) from the same university in ****.
****, Biostatistics US
As Biostatistics services will be provided from the US and Australia for this project, we propose **** as the Senior Project Statistician in the US. She will cooperate closely with ****.
**** has joined Omnicare in **** as a Statistician and has been involved in over ten projects. Her therapeutic experience relevant to the planned Project includes a phase II trial in skin

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

malignancies and a phase III trial in malignant melanoma. **** holds an M.S. degree in **** from the University of ****, ****.
****, Clinical Writing Lead
**** will be the Director of Clinical Writing for this project. **** will supervise, and direct the clinical writers who will be assigned to the completion of the clinical study report is responsible for approving the final report and ensuring that the clinical writing deliverable of the study are completed in an efficient and timely fashion.
Before joining Omnicare CR, **** was a member of the research faculty in the **** and **** at another CRO involving oversight of the data management, biostatistics, and scientific writing departments.
**** is a graduate of both the University of **** (B. S. ****) and **** University (M.S., ****, Ph.D., ****). He has a ****, and earned a **** degree from the University of ****.
3. Core Project Team Structure
****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

B. Project Tracking and Management Tools
     1. Web-based Project Tracking
Omnicare CR recognizes the importance of accurately tracking clinical study data and processes, throughout the life of a study. As a result, Omnicare CR has continued to enhance its capabilities around managing clinical studies by building upon our existing solutions and is proud to present our most advanced clinical trial management solutions, including our secure clinical trial portal, Omni®View & Omni®Track, our clinical trial management system.
Omni®View allows study teams to communicate via a secure internet, site 24 hours a day, 7 days a week from anywhere on the globe. Sponsors can view the progress of their clinical trial by going to one centralized location. Because all team members have access to the same portal, communications can be more-timely, trial progress is known more quickly, and centralization allows everyone to see the same current information. This avoids having to wait for the compilation of hard-copy information to distribute to a global audience or for deliveries in the mail. The amount of email communication will be significantly reduced.
Omnicare CR works with each study team to assess what technologies and features should be used on a clinical trial to maximize the benefit of the solutions. Omnicare CR also works with sponsors to identify other technical requirements such as interfaces, secure connections, and customized reports. Fees are determined after the full requirements are known.
Service fees were based on the assumption that only Sponsor will access Omni®View for the trials. Additional fees apply, if the sites should also access the system.
C. Project Meetings
Sponsor plans to have an Investigator Meeting, and it is assumed that there will be a project team training (in conjunction with the Investigator Meeting) meeting.
     1. Project Team Training
Omnicare CR will rely on internal experts to provide specific therapeutic area training and orientation to the protocol and the CRF prior to study initiation and on an ongoing basis. This training will be designed to ensure that all Project Team members are familiar with the Project requirements and their role within the Project Team. It is anticipated that this meeting will be combined with the Investigator Meeting (see below)

Items discussed at these meetings will include, but will not be limited to:
•	Therapeutic area and clinical development background

•	Protocol and CRF

•	Discussion of therapeutic implications for the Project

•	Monitoring guidelines

•	Data handling rules from Data Management Plan

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.	Investigator Meeting
          Coordination
It is assumed that one investigator meeting will be held in US. Omnicare CR’s Meeting Manager will coordinate arrangements associated with the investigators’ meeting for this Project. Our Meeting Manager has extensive experience in conducting investigators’ meeting, including but not limited to, organizing and scheduling the meeting, making cost-effective travel arrangements for participants, and providing on-site coordination services.
The Meeting Manager will participate on the weekly Project Team teleconference in addition to managing all logistics of the meeting.
          Preparation
The Omnicare CR Project Team will prepare slides, educational handouts, meeting materials, etc. according to Omnicare CR’s plan for training investigators to successfully conduct the Project.
          Attendance
The Omnicare CR Project Director and Meeting Manager will be available on site, to assist during the meeting, if requested. The Meeting Coordinator will arrive at the location prior to the meeting to assist attendees with any last minute details that may arise.
A representative of **** will also attend the meeting, to provide photographic training to investigators.
3.	Project Team Meetings
The Project Director will conduct team meetings to disseminate information and address study related issues, Omnicare CR has assumed **** monthly teleconferences at **** hours duration per call will be held to review the study status. Attendees will include the following: Sponsor team. Project Director, Clinical Trial Manager, additional functional team members may attend, as required. Attendance will be billed at the relevant daily rate plus at cost pass-through expenses.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

D. Clinical Trial Initiation
1.	Site Selection/ Patient Recruitment Plan
It is assumed, that Peplin will be responsible for Site Screening and Identification, as well as for Site Recruitment.
Based on Omnicare CR’s previous experience with the type of sites enrolled in the planned study, no issues are expected to occur with subject recruitment and retention.
At the site initiation visit, Omnicare recommends that the CRA, in conjunction with the site staff, develop a patient recruitment plan detailing the recruitment strategies the site will use and the number of patients they feel will be enrolled at their site. The site will be held accountable for the success of this plan and the CRA will work with the site to modify and enhance the plan as necessary.
2.	Central Laboratory
As discussed with Sponsor, **** has been identified as suitable lab for the present Project. Estimated total pass-through costs have been added within the budget for PEP005-009.
3.	Photography of sBCC Lesions
According to the protocol synopses at least four pictures of the selected sBCC lesion will be taken at each scheduled and unscheduled patients visit. The investigative sites therefore need to be equipped with cameras and web cast facilities.
Omnicare CR has identified a suitable provider, **** Estimated total pass-through costs have been added within the budget for PEP005-009.
4.	Dermatopathology Laboratory
Pre-study lesion biopsy slides from patients in the screening phase will be sent to the central Dermatopathology laboratory for review and histological confirmation as part of the inclusion requirements. On Day 85 of the treatment the patient’s sBCC lesion will be excised and sent to a central dermatopathology laboratory for histological examination. In cooperation with Sponsor, Omnicare CR has identified a suitable lab, **** Estimated total pass-through costs have been added within the budget for PEP005-009.
Omnicare CR will perform an assessment visit of this lab prior to project start, as further discussed under Section J. Clinical Quality Assurance, herein.
5.	Setup and Maintenance of Project Master File
Omnicare CR will establish and maintain the Project Master File in accordance with Omnicare CR’s Standard Operating Procedure (SOP). The study wide, individual investigator flies, and patient CRFs will be maintained in a locked, limited access, controlled file room. Ultimate

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

responsibility for ensuring the accuracy and completeness of the Project Master File lies with the Head of the Regulatory File Room in US. In addition, it is the responsibility of all Omnicare CR Project Team members to ensure that the documents related to the Project are forwarded on a regular and frequent basis to the PMF. A transmittal sheet accompanies all documents forwarded to the Project Master File. The transmittal sheet clearly identifies the documents being submitted to the Project Master File. Upon receipt, the file room verifies that the documents noted on the transmittal sheet have been received, signs and dates the transmittal sheet, and forwards a copy of the transmittal sheet back to the sender to confirm receipt.
6.	Investigator Document Plan
An Investigator Document Plan will be developed for the Sponsor. The purpose of Investigator Document Plan is to list the essential documents required for investigational product shipment release, identify the Project-specific completion and review criteria for essential investigator documents, to detail the investigational product shipment approval procedure, detail the content of the Investigator Site File/Regulatory Binder, the Project Master File location, the procedure for submitting documents to the Project Master File return of documents to the Sponsor and the ongoing maintenance and review criteria for essential documents. The Investigator Document Plan also contains any translation requirements and Omnicare CR essential document templates and/or Sponsor-specific templates as required.
7.	Investigator Essential Document Management
Once Sponsor has signed the Investigator Documentation Plan, essential document packages, with letters of instruction, will mailed to qualified sites. Document collection will cover all criteria required under the principles of Good Clinical Practices (GCP) and International Committee for Harmonization (ICH) guidelines, as Omnicare CR SOPs.
Omnicare CR will track the retrieval of documents on an ongoing basis and provide updates to Sponsor as requested. The fee for essential document collection, processing, and tracking is based upon the number of sites required for the Project. All sites that drop from the Project for any reason will be billed based on percentage of work completed prior to notification of the drop. A submission-ready regulatory document package for each investigator will be forwarded to Sponsor or to Omnicare CR regulatory prior to drug shipment and site initiations. There will be an additional fee for this service if Omnicare CR Regulatory reviews the packages.
Once all essential documents and approvals are received, the essential documents are copied and an investigator site file is created. An investigator site file binder will be sent to each investigator.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.	Regulatory and Ethics Committee Submission
Omnicare understands that rapid start-up and timelines in general are crucial to Sponsor for this study.
Sponsor will submit the study to the FDA. Omnicare CR’s budget is based on a **** month start-up period (****) to include ****: In order to enroll the first patient ****, sites will have to be initiated in ****. To keep that timeline the final protocol will need to be submitted to the FDA at beginning of ****, and approval given by ****.
Omnicare CR will be responsible for submission to IRBs/Ethics Committees. Based on the list of pre-selected sites and the previous Sponsor trial we assume that all sites will have central IRBs. Upon review of the protocol synopsis, there appeared to be no major issues that are foreseen to arise from the Ethics Committee application. This is a standard dose escalation, cohort study.
The estimated **** months start-up time take into account that December/January is a holiday season.
9.	Country Specific ICF Adaptations
Omnicare CR will be responsible for liaising with the Ethics committees and regulatory authorities in providing modifications, and translations to the template ICF.
10.	Facility Letters and other Investigator Notices
Omnicare CR can prepare and submit facility letters, notice letters and other Investigator Notices as required during the course of the Project. Unit costs have been provided within the budget.
11.	Letters of Indemnification
The letters of indemnifications are negotiated and issued as needed and site and Sponsor signature is obtained. Letters of indemnifications are created, negotiated, and tracked like clinical study agreements.
For all agreements activities, if the Project ends, if a site is terminated, or if any site drops from the Project for any reason, that site’s documents will be billed based on percentage of work completed on each document prior to notification of the termination or drop.
12.	Protocol Amendments and IND Safety Reports and Investigator Brochure Updates
Protocol amendments will be billed at an additional processing fee. IND safety reports and revised Investigator Brochures will be sent to sites at an additional fee.
13.	Essential Document Renewals and Updates — Annual Site Maintenance
Throughout the Project, Omnicare CR will collect updated essential documents. The updating of essential documents (medical licenses, lab certifications, etc.) fee will be based on the site’s date of drug shipment through the site’s first IRB/Ethics re-approval date. For studies lasting greater than

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

one year, the annual renewal and update fee will be charged based on the site’s subsequent IRB/Ethics re-approval dates.
14.	Clinical Trial Agreements
For sites who have participated in the previous study these agreements will be used as the basis for the new study agreement, decreasing the need for negotiation, which will facilitate the execution process. If new sites will be initiated these agreements will serve as a template for the new agreements.
Activities include:
•	Create all clinical study agreements templates and patient budget template with the Sponsor

•	When possible, set up pre-approved alternative language and budget parameters in anticipation of negotiation
•	Negotiate all clinical study agreements that satisfy Sponsor requirements on behalf of the Sponsor
•	Incorporate changes using pre-approved alternative parameters and if changes are outside parameters, secure approval by the Sponsor
•	Obtain signatures from investigators, institutions, facilities, on all clinical study agreements as needed

•	Collect IRS Form W9 and payment information forms from sites
•	Track documentation and communication with the sites, Omnicare CR Project Management and the Sponsor.
15.	Clinical Study Agreements Amendments
Protocol modifications and/or changes at the site level which require CSA revisions, amendments and/or re-negotiation, will be billed as needed at an additional processing fee per unit. (See budget)
16.	Vendor/Lab Service Agreements
Omnicare CR will be responsible for handling agreements between all Laboratories involved in both Project and Omnicare CR on behalf of the Sponsor. The lab agreements’ terms and conditions are negotiated separately from clinical study agreements and related documents.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

E. Clinical Trial Conduct
1.	Clinical Monitoring
Omnicare CR will provide initiation, interim and closeout visits in accordance with Sponsor’s specifications. It is assumed that Sponsor will perform qualification visits.
Interim site monitoring visits will begin once a site has enrolled its first patient and each site will receive one interim visit at that stage. 100% Source Data Verification will be performed during each visit. It is important however to maintain flexibility and responsiveness to changing workloads, particularly where a site is involved in more than one study.
Omnicare CR’s site management and monitoring procedures will be performed in accordance with ICH/ GCP to ensure each investigative site’s compliance with regulations and protocol requirements, and to enhance expeditious enrollment of appropriate patients into the clinical study. Regulatory documents will be reviewed by the CRAs on an ongoing basis during the study conduct phase, including verification of signed informed consent forms and investigators IRB notifications.
Following each site visit, the CRAs complete comprehensive site visit reports and follow-up letters, which are provided to Sponsor within ten (10) working days of the visit however all urgent issues are immediately reported to Sponsor’s Clinical Trial Manager. The monitoring visit reports provided by the CRAs include detailed action plans for all issues identified and all issues are tracked through to resolution. These follow-up letters and monitoring reports will be forwarded to the Sponsor on a monthly basis or as defined by Sponsor.
2.	Clinical Monitoring Scheme
Omnicare CR has based the budget on separate monitoring visits according to the following time and frequency assumptions:

Preparation,
		Total number of		follow-up and
Type of Visit	Visits per site	visits	Time onsite in hours	reporting in hours	Travel time in hours
Qualification Visits	****	****	****	****	****
Initiation Visits	****	****	****	****	****
Interim Monitoring Visits (frequency ever 4 weeks)	****	****	****	****	****
Close-out Visits	****	****	****	****	****
Any additional monitoring visits required will be invoiced Sponsor at the relevant daily rate, plus associated pass-through costs.
3.	Site Maintenance
During the interim period between each on-site visit it is essential that the CRAs maintain regular contact with the Investigative sites to ensure that the site remains focused on the Project and is actively screening potential subject enrollment.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The fee for site maintenance is estimated at **** hours per month per site for **** enrolment and treatment months. The associated cost for site maintenance also includes the resolution of data queries by the study CRA. Also, the assigned CRAs will assist the Sponsor in resolving data queries for data from investigational sites, which are unclear, conflicting or incomplete. The status of all queries resolved by Omnicare CR will be communicated to the Sponsor on an as-needed basis. The fee for resolution of data queries is included in the CRAs site maintenance.
F. Safety and Pharmacovigilance Services
1.	Safety Coordinator
The Safety Coordinator is responsible for the coordination of all activities relating to safety. They will also be responsible for the generation of, and any required revisions to the Study, Safety Plan, a comprehensive document, which defines the process and flow contracted safety services. Safety coordination also includes assistance with the SAE reconciliation process, and completion of sponsor derived queries of the sites.
2.	Availability for Receipt of SAEs
During business hours Omnicare CR has, a dedicated direct line to the Safety Surveillance Department for receipt of SAE information. During evening hours, weekends and holidays, a designated member of the Safety Surveillance Department will be on call via mobile telephone where contracted. All return calls to the sites will be made immediately to obtain the necessary SAE information and to determining the necessity of an SAE report.
3.	SAE Reporting and Initial Descriptive Narratives
Omnicare CR can be the primary contact for SAE reports originating from investigative sites or from other healthcare professionals and assume responsibility for the subsequent querying and receipt of follow-up information. The present budgets include service fees for SAE reporting without narratives. If required by Sponsor, Omnicare CR can prepare descriptive summaries based on the information provided in the SAE report form and supporting documentation. If significant follow-up information available, the narrative will be updated accordingly. Additional fees apply.
4.	Safety Database
It is assumed, that there is an existing database platform, the ****, within Omnicare CR for Sponsor. Therefore the present budgets include no Project set-up fees but only monthly database maintenance and date entry costs.
The system is fully validated and compliant with all regulatory requirements for electronic storage of adverse event data. Additionally, the system is capable of generating adverse event files in electronic format according to the definitions set in ICH E2B.
The pricing structure for the use of **** has been developed to be highly competitive for both **** SAE volume.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

5.	Report SAEs to FDA Agency
As discussed, Sponsor will assume responsibility to report SAE reactions that are associated with a drug or medical device to the FDA.
G. Clinical Data Management
Omnicare CR’s Clinical Data Management group is excited to have another opportunity to partner with Sponsor. This provides an opportunity for Omnicare CR to build on our working knowledge of Sponsor’s Project and utilize efficiencies from our best practices and process improvements instituted from previous projects.
Omnicare CR will assign Ms. **** as the Lead Clinical Data Manager for this project, who is very familiar with Sponsors processes and requirement.
This previous experience will enhance our study start-up and management activities, and will ensure that an experienced, knowledgeable team is partnering with the Sponsor team members. The experiences previously gained will benefit the new study in the following areas:
•	Status reports
•	Creation of the Data Management Plan
•	Database Development
•	Set-up of processes
•	Training of staff
•	Communication between Sponsor and Omnicare
•	Working knowledge of all processes
•	Central Laboratory Management and Data Loads
A Data Management will be assigned to this project to complete the activities defined in the bid specifications. The team will report into the Clinical Data Manager, and will consist of a Dictionary and Laboratory Managers and specialists, Clinical Data Analysts and Data Technicians. Team resources for the project will be developed by the Clinical Data Manager and will be based on the patient enrolment plan along with the Case Report Form retrieval plan. Adjustments will be made as needed as the studies progress. The Data Management team will work together under the leadership of the Clinical Data Manager, to insure the meeting of all project quality targets along with a timely database closure.
Dose Escalation Steering Committee (DESC) Reports
Omnicare’s Clinical Data Management department will support the DESC. Reports will be produced by Clinical Data Management Programmers, upon receipt of listings of the appropriate safety data for DESC review.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

H. Biometrics Services
Omnicare CR will assign **** (Australia) as the Lead Biostatistician and **** (US) as Biostatistician for this project. Both have gained previous experience with Sponsor-specific processes and are excited to continue expanding their working relationship with Sponsor during the conduct of the present new Project. These experiences, especially expectations of SAP writing, the programming of Tables, Listings and Graphs, and communication will be carried forward to the new project. Thus a familiarity with Sponsor procedures is guaranteed.
Using the same Biometrics team will facilitate the whole statistical analysis process as, valuable previous experience and ‘lessons learned’ will be applied to this new project.
FDA Item 11
FDA Item 11 represents the definition documentation provided for all derived datasets according to CDISC requirements. Essentially this documentation support the FDA requirements for submission and accompanies the standard data transfer.
This was initially requested by Sponsor on Sponsor’s earlier studies and Omnicare CR is providing this additional data definition documentation also for the present project, in order to be consistent throughout the development program. The file contains the structure and contents of the derived datasets as per CDISC SDTM (study data tabulation model) v3.1.1:
The file produced would be named define.pdf matching the guidance titled Regulatory Submissions in Electronic Format New Drug Applications. Datasets are provided in SAS version 5-transport format.
I. Clinical Writing
1.	Clinical Study Report — Phase III
It will be the responsibility of the assigned Director Clinical Writing to ensure delivery of integrated statistical and clinical study report for this Project. The integrated clinical and statistical summary will be prepared in accordance with ICH-GCP Guidelines on the “Structure and Content of Clinical Study Reports” appropriate agency regulations, and Omnicare’s SOPs and clinical study report format. A draft clinical report will be generated within **** (****) weeks after receipt of source material and final summary tables and patient data listings.
The designated Omnicare CR clinical writers will liaise closely with the statistician and other Project Team members. All clinical documents will receive two levels of quality control reviews before they are released. There will be a QC review by an independent clinical writer for accuracy and consistency, and a review by the writing manager for accuracy, client format consistency, and appropriate regulatory and clinical perspective. The first draft will then be provided to the Sponsor for review.
The second draft clinical study report will be produced after receipt of one set of collated comments from the Sponsor. It is our experience at Omnicare CR that this can be facilitated, more speedily, by ****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

****. The second draft will be reviewed within the Clinical Writing Department at Omnicare to ensure that all Sponsor comments are addressed and that all changes are consistent with the supporting data. Following the Sponsor’s second review, minor revisions will be made and the report finalized.
The fee for this report includes the drafting of the methodology sections in advance of the results section of the study report, as requested by the Sponsor. The methods section will contain the full methodology and planned analyses details (ICH-GCP Guidelines Sections 1-9). The methods sections will be drafted after receipt of the final statistical analysis plan. An internal clinical writing review for consistency with the ICH-GCP Guidelines and for accuracy with the source documentation will be completed. The draft methodology section will be provided to the Sponsor.
The writing fee estimates are based on receipt of final data. If database Changes occur which require a substantial amount of time (>l/2 day overall) for rework or repeat quality control, additional fees will be agreed upon with Sponsor before proceeding.
2.	Narratives
Patient narratives will be drafted from final patient data listings. Omnicare clinical writing can prepare patient narratives for SAEs and discontinuations due to AEs.
3.	Clinical Writing Input to Statistical Analysis Plan
Omnicare’s Clinical Writing will review the draft statistical analysis plan and mock summary tables and data listings for consistency with the protocol and ICH-GCP Guidelines for clinical study reports. Clinical Writing will provide feedback on the table design and format to facilitate the use of the data in the clinical study report.
4.	Compilation of Appendices to Clinical Study Report
Omnicare CR’s Regulatory department (US) will compile and collate the Clinical Study Report electronic appendices in accordance with ICH-GCP Guidelines. Clinical Study Report appendices without hyperlinks will be prepared. Agreement will be reached with Sponsor prior to initiating the Project regarding the table of contents detail. Deliverables include electronic publishing, with all required formatting, utilizing a validated environment and 100% formatting check. Hardcopies requested by the Sponsor can be provided for ****. PostScript files will allow for subsequent printing needs of the Sponsor (one CD-ROM). Publishing of the appendices with hyperlinks applied is available for an additional charge.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

J. Clinical Quality Assurance
Independent Clinical Quality Assurance (CQA) audits provide additional verification to Sponsor that all contracted processes and procedures have been followed. As part of our contracted service, a CQA Project Leader will attend conduct and manage the audit program, and proactively address any issues that may arise during the clinical development program.
In addition to contracted audits, CQA may, at its discretion, audit any aspect of a Project. As these are internal audits intended to support the overall quality of Omnicare’s work, reports generated as a result of the audits are submitted to the management of Omnicare Although the audit report is not provided to the Sponsor, CQA will inform Sponsor of any observations that affect the integrity of the Project. CQA also provides an Audit Certificate for inclusion in the PMF.
An Executive Summary will be generated at the end of each Project, documenting the quality status over the complete duration of the Project. The Executive summary will summarize all of the pertinent issues for all audits conducted in a concise, easy-to-read format. The findings will be listed by audit types and by categories and will be evaluated for their impact on the GCP compliance of the Project. The Executive Summary also will document the corrective actions taken to achieve resolution of the findings.
Together with the Executive Summary, a Summary Audit Certificate will be issued for each audit conducted during the Project.
1.	Quality Plan
The CQA Project Leader will develop a customized Project-specific Quality Plan in partnership with Sponsor. Ideally this contact person will be a CQA representative within Sponsor. The Quality Plan describes the approaches and methodology for the audits and as such, is a component of the Global Project Management Process (GPMP). The plan will include details such as the percentages of sites/patients/data be audited, the timeline of audits, and the plan for generation of individual Audit Report and Certificates. Sponsor will be requested to review and sign off on the plan and any necessary amendments to the original plan, prior to implementation.
2.	Dermatophatology Laboratory Audit
CQA will conduct an audit of the selected Dermatopathology Laboratory to provide additional verification that all contracted processes and procedures can be followed. The audit will be conducted to identify whether laboratory performance, laboratory documentation and facilities are in compliance with regulatory obligations, the requirements of the protocol, SOPs and ICH-GCP Guidelines, and GLP Guidelines.
On-site auditing activities will include review of SOPs, laboratory documentation, including accreditation and proficiency testing records, processes for laboratory receipt, handling, analysis, quality control and reporting of results, including standards for re-test and approval of laboratory results.
The audit will conclude with a debriefing session with the laboratory’s personnel. Critical or urgent issues will be discussed at this time and recommendations for improved compliance will be offered. Should any observations arise that affect the integrity of the Project or the analysis of the

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

samples, the CQA auditor will immediately alert Sponsor’s representative and the Omnicare Project Leader.
An Audit Report will be generated, documenting the results of the audit as well as suggestions for corrective actions. The report will be sent to the Sponsor’s representative for attention and potential resolution of findings and to the Omnicare Project Leader for information., the Audit Report will summarize all of the pertinent issues in a concise, easy-to-read format, and will also list the findings by categories. An Audit Certificate will also be provided.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

V. Budget
A. Estimated Project Budget in USD

Omnicare CR, Inc. Clinical Budget for:

Sponsor:	Peplin Ltd.

Compound:	PEP005 topical gel

Study:	An open-label, multi-center, dose-escalation, cohort study to determine the maximum tolerated dose and safety of PEP005 Topical Gel given as either a single application (on Day 1 = or two applications (on Day 1 and Day 8) to a superficial Basal cell carcinoma
(sBCC) on the truck

PCN:	KO1607 (6 sites, 1 protocol only)

Estimated
Pass—
						Through	Estimated
				Unit Cost	Fess	Costs	Total Cost
Services		Unit	# Units	(USD $)	(USD $)	(USD $)	(USD $)
A. Study Management
•	Project Director — Americas Assumes ****% FTE (**** days per month) for entire project duration. **** months	Days	****	****	****	****	****
•	Project Administrative Support/Coordination —Americas (includes support for all functional areas) Assumes ****% FTE (**** days per month) for entire project duration, **** months	Days	****	****	****	****	****
	Sub-Total Study Management				****	****	****
B. Clinical Trial Initiation
•	Site Screening and Identification Assume to be done by Peplin
	> USA	Site	****	****	****	****	****
•	Site Recruitment Assume to be done by Peplin
	> USA	Site	****	****	****	****	****
•	Study Master File	All assumes using Omnicare SOPs.
	>Americas: 6 sites for **** months	Site Months	****	****	****	****	****
•	Regulatory Document Collection
	>USA	Site	****	****	****		****
	Central IRB (pass-throughs are estimates only: actual fees will be billed based on specific IRB fees)	Site	****	****	****	****	****
•	Protocol Amendments - excluding ICF change
	> USA	Amendments/site	****	****	****	****	****
•	Protocol Amendments — including ICF change

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

KO1607 Study PEP005-009	Page 23

Omnicare CR, Inc. Clinical Budget for:

Sponsor:	Peplin Ltd.

Compound:	PEP005 topical gel

Study:	An open-label, multi-center, dose-escalation, cohort study to determine the maximum tolerated dose and safety of PEP005 Topical Gel given as either a single application (on Day 1= or two applications (on Day 1 and Day 8) to a superficial Basal Cell Carcinoma
(sBCC) on the trunk

PCN:	KO1607 (6 sites, 1 protocol only)

Estimated
Pass-
						Through	Estimated
				Unit Cost	Fess	Costs	Total Cost
Services		Unit	# Units	(USD $)	(USD $)	(USD $)	(USD $)
	> USA	Amendments/site	****	****	****	****	****
•	Investigator Agreement Negotiation — Standard
	> Americas	Site	****	****	****	****	****
•	Investigator Agreement Negotiation— Complex
	> Americas	Site	****	****	****	****	****
•	Investigator Agreement Amendments — Standard
	> Americas	Amendments/site	****	****	****	****	****
•	Letters of Indemnification (US sites only)	Site	****	****	****	****	****
•	Facility Letters
	># Standard Facility Letters	Site	****	****	****	****	****
	># Complex Facility Letters	Site	****	****	****	****	****
•	Notice Letters	Site	****	****	****	****	****
•	IND Safety Report
	> USA	Reports/Site	****	****	****	****	****
•	Investigator Brochure Updates
	> USA	IB Updates/Site	****	****	****	****	****
•	Vendor/Lab Service Agreements Americas	Agreements	****	****	****	****	****
•	Investigators Meeting Coordination (pass-through is for investigator travel only-other pass-throughs are indicated below)
	> Coordination Meeting /US	Meeting	****	****	****	****	****
	>Per Attendee, Meeting / US	Attendee	****	****	****	****	****
•	Investigators’ Meeting Preparation	Days	****	****	****		****
•	Investigators’ Meeting Attendance (OCR attendees x days)
	Project Director — Americas	Days	****	****	****	****	****
	CTM — Americas	Days	****	****	****	****	****
	Data Manager — Int’l	Days	****	****	****	****	****
	Medical Monitor — Americas	Days	****	****	****	****	****
	Safety Officer — Americas	Days	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

KO1607 Study PEP005-009	Page 24

Omnicare CR, Inc. Clinical Budget for:

Sponsor:	Peplin Ltd.
Compound:	PEP005 topical gel
An open-label, multi-center, dose-escalation, cohort study to determine the maximum tolerated dose and safety of PEP005 Topical Gel given as either a single application (on Day 1= or two applications (on Day 1 and Day 8) to a superficial Basal Cell Carcinoma
Study:	(sBCC) on the trunk
PCN:	KO1607 (6 sites. 1 prolocol only)

Estimated
Past-
						Through	Estimated
				Unit cost		Costs	Total Cost
	Services	Unit	# Units	(USD $)	Fees (USD $)	(USD $)	(USD $)
	CQA Manager - Americas (Optional if requeued)	Days	****	****	****	****	****
CRA Attendees
	> USA: ****CRA	Days	****	****	****	****	****
	Client Attendee Travel	Attendee	****	****	****	****	****
	Sub-Total Clinical Trial Initiation				****	****	****
C	Clinical Trial Management
•	Clinical Trial Manager - Americas Assumes ****% (**** days per month) for **** months	Days	****	****	****	****	****
•	Clinical Monitoring
> Site Qualification Visits Assume not required
	> USA **** hrs on-site **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****	****	****	****
> Site Initiation Visits
	> USA **** hrs on-site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****	****	****	****
> Site Initiation Visits
	> USA assume **** visits/sites **** hrs on site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****	****	****	****
> Additional Day Interm Visits (based on **** hour day, visits are total per zone, actual, will be billed)
	> USA: assume **** day for Zone pool of visits TBD if required Visits	Visits	****	****	****	****	****
	> USA **** hrs on-site **** hrs for prep follow-up and reports and **** hrs for travel	Visits	****	****	****	****	****
•	Site Maintance for **** hrs/month/ site (6 sites x **** enrollment and treatment months)
	> USA: 6 sites	Site Months	****	****	****	****	****
•	CRA Monthly Teleconferences
	> USA **** CRA	Months	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare CR, Inc. Clinical Budget for:

Sponsor:	Peplin Ltd.

Compound:	PEP005 topical gel

Study:	An open-label, multi-center, dose-escalation, cohort study to determine the maximum tolerated dose and safety of PEP005 Topical Gel given as either a single application (on Day 1 = or two applications (on Day 1 and Day 8) to a superficial Basal Cell Carcinoma (sBCC) on the trunk

PCN:	KO1607 (6 sites. 1 protocol only)

Estimated Pass —
						Through Costs	Estimated Total
Services		Unit	# Units	Unit Cost (USD $)	Fees (USD $)	(USD $)	Cost (USD $)
•	Project Team Training
	Project Director — America	Days	****	****	****	****	****
	CTM — Americas	Days	****	****	****	****	****
	Data Manager — Int’l	Days	****	****	****	****	****
	Medical Monitor — America	Days	****	****	****	****	****
	Safety Officer — Americas	Days	****	****	****	****	****
	Statistrician — Int’l	Days	****	****	****	****	****
	CRA Attendees	Days
	> USA CRAs; **** CRA	Days	****	****	****	****	****
•	Sponsor Meeting Attendance (bill on actual)
	Project Director — Americas Assumes **** TC , **** hours	Days	****	****	****	****	****
	CTM — Americas Assume, **** TC **** hours	Days	****	****	****	****	****
	Data Manager — Int’l	Days	****	****	****	****	****
	Medical Monitor — Americas	Days	****	****	****	****	****
	Safety Officer — Americas	Days	****	****	****	****	****
	Statistrician — Int’l	Days	****	****	****	****	****
	St. Writer — Americas	Days	****	****	****	****	****
•	Clinical Grants Administration
> Grant Payment Set-up
	> USA	Sites	****	****	****		****
> Grant Management (takes place for active site from site set-up through **** days after sites close-out;
estimated amounts, actuals will be billed based on number of active sites set up)
	> USA	Site Quarters	****	****	****		****

> Payment Processing (estimated based on **** payments/site; actuals, including investigator and site related payment and any miscellaneous payments, actuals will be billed, pass through costs are related to photocopying and postage)

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare CR, Inc. Clinical budget for:
Sponsor:	Peplin Ltd.
Compound:	PEP005 topical gel
An open-label, multi-center, dose-escalation, cohort study to determine the maximum tolerated dose and safety of PEP005 Topical Gel given as either a single application (on Day 1= or two applications (on Day 1 and Day 8) to a superficial Basal Cell Carcinoma
Study:	(sBCC) on the trunk
PCN:	KO1607 (6 sites, 1 protocol only)

Estimated
Pass -
						Through	Estimated
				Unit Cost		Costs	Total Cost
	Services	Unit	# Units	(USD $)	Fees (USD $)	(USD $)	(USD $)
	> USA 6 sites	Payments	****	****	****	****	****
•	Estimated Investigator Grants
	Assumes one follow-up visit per patient, no Academic Medical Centers	Enrolled Patient — Americas	****	****		****	****
•	Refund Checks (if needed, actuals will be billed)	Refund	****	****	****	****	****
	Sub Total clinical Trial Management				****	****	****
D. Safety Medical
•	Medical Monitoring availability during business hours (flat fee of **** hours per month from first patient in through last patient out, **** months) Covers both studies
	> Americas	Month	****	****	****	****	****
•	Medical Monstoring during Study Start Up and Study Close-out (Billed on actuals)
	> Americas	Hours	****	****	****	****	****
•	Safety Coordinator
	> Americas — assumes **** days per month for **** months + **** days for safety plan generation	Days	****	****	****	****	****
•	Availability for receipt of SAEs during non-business hours (first patient in to last patient out plus one month)
	> Americas	Months	****	****	****	****	****
•	SAE Reporting (without narratives) Billed on actuals	Report	****	****	****	****	****
•	SAE Reporting (with initial descriptive summary) Billed on actuals	Report	****	****	****	****	****
•	SAE Reporting (Follow-up/Revision Reports > ****) Billed on actuals	Report	****	****	****	****	****
•	****
	> Project Set-Up Assume not required as database for peplin already exists at Omnicare	Project	****	****	****	****	****
	> Monthly Database Maintenance (first patient	Month	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare CR, Inc. Clinical Budget for:
Sponsor:	Peplin Ltd.
Compaound:	PEP005 topical gel
An open-label, multi-center, dose-escalation, cohort study to determine the maximum tolerated dose and safety of PEP005 Topical Gel given as either a single application (on Day 1 = or two applications (on Day 1 and Day 8) to a superficial Basal Cell Carcinoma
Study:	(sBCC) on the trunk
PCN:	KO1607 (6 sites, 1 protocol only)

Estimated
Pass -
						Through	Estimated
				Unit Cost		Costs	Total Cost
	Services	Unit	# Units	(USD $)	Fees (USD $)	(USD $)	(USD $)
in to database close) Covers both studies
	> Data Entry into **** (actuals will be billed)	SAE	****	****	****	****	****
	Sub-Total Safety and Medical				****	****	****
E. Clinical Data Management
•	Clinical Data Management Oversight — int’l (CDM Manager assumes ****% FTE x **** months for Start-up. ****% FTE for **** months for Duration and ****% FTE for **** months for Close-out)	Days	****	****	****	****	****
•	Lead CDA — Int’l (assumes ****% FTE x **** months, ****% FTE x **** months, and ****% FTE for **** months)	Days	****	****	****	****	****
•	Development of Data Management Plan (includes **** major and **** minor revision; add’l revisions will be billed at **** rates)	Days	****	****	****	****	****
•	CRF Design (assumes **** page CRF, **** unique CRE pages); includes **** major and **** minor revision	Project	****	****	****	****	****
•	Database Development, Testing and Maintenance (assumes **** page CRF, **** unique CRF pages)	Project	****	****	****	****	****
•	Estimated Data Entry (actuals will be billed)
	> Pages in Int’l	Pages	****	****	****	****	****
•
Estimated Data Review and Query Resolution (assumes **** issue per **** CRF pages, **** manual checks and the application of **** study assumption for **** CRF pages); assumes **** CRF pages per enrolled patient, **** pages per screen failure patient, and **** pages per drop out patient. Queries will be billed on actuals.

	> CRF Pages	Page	****	****	****	****	****
•	Quality Control Check of	Patients	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare CR, Inc. Clinical Budget for:

Sponsor:	Peplin Ltd.

Compound:	PEP005 topical gel

An open-label, multi-center, dose-escalation, cohort study to determine the maximum tolerated dose and safety of PEP005 Topical Gel given as either a single application (on Day 1 = or two applications (on Day land Day 8) to a superficial Basal Cell Carcinoma

Study:	(sBCC) on the trunk

PCN:	KOI607 (6 sites. 1 protocol only)

Estimated
Pass
						Trough	Estimated
				Unit Cost		Cost	Total Cost
	Services	Unit	# Units	(USD $)	Fees (USD $)	(USD $)	(USD $)
Database versus CRF (assumes **** CRF pages per patient) QC of critical variables, assume **** min per patient, **** patients
•	Quality Control Check of Database versus CRF (assumes **** CRF pages per patient) Full QC check, assume **** min per patient, **** patients	Patients	****	****	****	****	****
•	Edit Development (actuals will be billed)	Edits	****	****	****	****	****
•	CRF and Query Tracking (includes all ancillary Pages; actuals will be billed) Assumes **** min per page	Page	****	****	****	****	****
•	Concomitant Medication ATC Coding (actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be **** per patient actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Medication Terms (estimated to be **** per patient actuals will be billed)	Term	****	****	****	****	****
•	Central Laboratory—Initial Load (actual will be billed)
	Initial Load	Load	****	****	****	****	****
	>Subsequent Load (actuals will be billed) Assumes monthly during **** months enrolment + treatment period to database lock	Monthly	****	****	****	****	****
	Lab Visit Verification (**** visits x **** patients; actuals will be billed)	Visits	****	****	****	****	****
•	Reconciliation of the Safety and Clinical Database (actuals will be billed)	SAE	****	****	****		****
•	Protocol deviation log Assumes ****hrs of Programmer time	Hours	****	****	****		****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare CR, Inc. Clinical Budject for:

Sponsor:	Peplin Ltd.

Compound:	PEP005 topical gel
An open-label, multi-center, dose-escalation, cohort study to determine the maximum tolerated dose and safety of PEP005 Topical Gel given as either a single application (on Day 1 = or two applications (on Day 1 and Day 8) to a superficial Basal Cell Carcinoma

Study:	(sBCC) on the trunk

PCN:	KO1607 (6 sites. 1 protocol only)

Estimated
Past-
							Through	Estimated
					Unit Cost		Cost	Total Cost
		Services	Unit	# Units	(USD $)	Fees (USD $)	(USD $)	(USD $)
•		DESC Meeting -Customized Reports	Report	****	****	****	****	****
		Sub-Total Clinical Data Management				****	****	****
F	.	Biometrics Analysis
•		Biometrics Team Manager Assumes **** days per month for **** months	Days	****	****	****	****	****
•		Project Data Setup	Project	****	****	****	****	****
•		Statistical Analysis Plan	Project	****	****	****	****	****
•		Design of Table Shells (Mocks)	Project	****	****	****	****	****
•		Programming/QC of Data Displays (actuals will be billed).
		Unique Tables	Table	****	****	****	****	****
		Repeat Tables	Table	****	****	****	****	****
		Unique Listings	Listing	****	****	****	****	****
		Repeat Listings	Listing	****	****	****	****	****
		Unique Figures	Figure/Graph	****	****	****	****	****
		Repeat Figures	Figure/Graph	****	****	****	****	****
•		Statistical Analysis
		>Regular	Project	****	****	****	****	****
•		FDA Item 11	Project	****	****	****	****	****
•		Standard Data Transfer
		>Initial	Transfer	****	****	****	****	****
		>Subsequent	Transfer	****	****	****	****	****
>Add **** datasets will be billed @ $**** Euro per dataset
Add 1 Stats consulting meeting attendance, etc., will be charged at **** rates as follows:
		Team Leader	Days		****
		Statistician	Days		****
		Programmer	Days		****
		Sub-Total Biometrics				****	****	****
G.		Clinical Writing	All assumes using Omnicare SOPs.
•		Clinical Study Report
		>Phase 11/111 Report (includes **** major (up to **** days) and **** minor (up to **** day revision)	Report	****	****	****	****	****
		> Tables (greater than ****)	Report	****	****	****		****
•		Narratives (actuals will be billed)	Narrative	****	****	****	****	****
•		Clinical Writing input to	Project	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare CR, Inc. Clinical Budget for:
Sponsor:	Peplin Ltd.
Compound:	PEP005 topical gel
An open-label, multi-center, dose-escalation, cohort study to determine the maximum tolerated dose and safety of PEP005 Topical Gel given as either a single application (on Day 1 = or two applications (on Day 1 and Day 8) to a superficial Basal Cell Carcinoma
Study:	(sBCC) on the trunk
PCN:	KO1607 (6 sites. 1 protocol only)

Estimated
Pass —
Through
				Unit Cost		costs	Estimated Total
Services		Unit	# Units	(USD $)	Fees (USD $)	(USD$)	Cost (USD $)
SAP
Attendance at Sponsor Requested Meetings:
Attendance at Sponsor requested meetings (teleconferences/video conferences or client review/planning meetings at Sponsor/Omnicare CR, Inc ) will be billed to Sponsor according to the following per diem rates

	Director:	$ ****
	Senior Writer	$ ****
	Clinical Writer:	$ ****
Sponsor will be billed for actual time expended
	Sub-Total Clinical Writing				****	****	****
H. Technology
•	Omni View
	>Set-up	Site	****	****	****	****	****
	>Monthly Maintenance	Months	****	****	****	****	****
	Sub-Total Technology				****	****	****
1. Regulatory Services
•	CRF Filing and Reconciliation (bill on actuals)	Pages	****	****	****	****	****
•	Return of CRF (hard copy.); bill on actuals	Page	****	****	****	****	****
•	Return of Investigator and Study-Wide Documents (paper)	Sites	****	****	****	****	****
•	Report SAEs to FDA Agency	# SAEs	****	****	****		****
•	Compilation of Clinical Study Report Appendices (electronic copy)
	> Setup and Management Fee	Report	****	****	****	****	****
	> Scanning, actuals will be billed	Pages	****	****	****	****	****
	> Volumes (fee does not include hyper-linking): actuals will be billed	Volume	****	****	****	****	****
	Sub-Total Regulatory Services				****	****	****
J. Clinical Quality Assurance
•	Quality Plan	Days	****	****	****	****	****
•	Contract Provider Audits (****) (fees include preparation, travel, on-site and reporting time)	Site	****	****	****	****	****
	Sub-Total Clinical				****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Omnicare CR, Inc. Clinical Budget for:
Sponsor:	Peplin Ltd.
Compound:	PEP005 topical gel
An open-label, multi-center, dose-escalation, cohort study to determine the maximum tolerated dose and safety of PEP005 Topical Gel given as either a single application (on Day 1 = or two applications (on Day 1 and Day 8) to a superficial Basal Cell Carcinoma
Study:	(sBCC) on the trunk
PCN:	KO1607 (6 sites. 1 protocol only)

Estimated Pass-
						Through Costs	Estimated Total
Services		Unit	# Units	Unit Cost (USD $)	Fees (USD $)	(USD $)	Cost (USD $)
Quality Assurance
L. Miscellaneous Pass-Through Expenses
•	CRF Printing (bill on actuals) Assume one CRF per subject + ****% extra	Pages	****	****		****	****
•	Investigator Binders (includes printing, copying and shipping) Assume one per investigator	Binder	****	****		****	****
•	Shipment of Start-up Packet (**** shipment x 6 sites)	Sites	****	****		****	****
•	Phone Center	Month	****	****		****	****
•	Beeper/Pager(# x months)	Month	****	****		****	****
•	Dedicated Fax Line	Month	****	****		****	****
•	Central Lab - ****	Project	****	****		****	****
•	Photography Lab Assume at least one picture of selected **** at each visit cameras for 6 sites	Project	****	****		****	****
•	Dermatopathology Lab - **** ****	Project	****	****		****	****
	Sub-Total Miscellaneous					****	****
Pass Through Expenses
Estimated Services Budget					****
Estimated Pass Through						****
Total Estimated Budget							****
B. Payment Schedules
     1. Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (service or pass-through expenses) are coded by project.
An initial payment of $**** representing approximately **** percent (****%) of the Estimated Service Fees is due and payable upon execution of this Exhibit J. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. After receipt of the initial payment, the subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the remaining term of the Project. All payments shall be processed within **** days. If any payment of

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

service fees or pass through expenses is late by more than **** (****) days, such payment shall be subject to a penalty fee of ****% per month of the outstanding balance.
     2. Exchange Rate
The pricing is based on the following exchange rates assumptions:
     One (1) EUR € = 1.2705 USD
This Exhibit involves services provided in regions with currencies other than the budget currency, which is US Dollar. At the time Omnicare CR processes any pass through expenses (including grants) in currencies other than US Dollar, such expenses shall be converted to US Dollar using the exchange rate for the corresponding period as published by www.oanda.com
     3. Pass through Expense Invoicing
Grant Payments — Omnicare CR will invoice **** (****) days in advance of grant payments due investigators based on estimates.
Omnicare CR requires payment from Sponsor —at least **** (****) days in advance of the actual payment to investigators. Payments to investigators will not be released until payments are received by Omnicare CR from Sponsor. Upon Sponsor’s request, Omnicare CR agrees to deposit payments from Sponsor into a non-interest bearing bank account. Omnicare CR shall draw upon such account to make the investigator payments. Any remaining funds in the account will be returned to Sponsor after the termination of the study, as soon as all contracted obligations to the investigators have been satisfied.
In the event payments from Sponsor are insufficient to cover the payments to investigators, Sponsor will promptly advance funds to Omnicare CR for the amount of grant payments required.
Omnicare CR’s project accounting system is able to capture and categorize in summary the following key pass-through expenses related to a project:
•	Travel

•	Delivery Costs

•	CRF and other printing or copying costs

•	Investigator Meeting costs

•	Telecommunication Costs (which may include telephone, fax, paper, conference calls, or PC connectivity charges)

•	All other Project related expenses that are not related to service fees
Any additional detail to support pass-through costs will be provided on a fee basis.
All payments shall be processed within **** days.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     4. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit J shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit J as of each ****; such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
VI. Signatory Authority
The parties acknowledge and agree that Sponsor has authorized Omnicare CR to execute all Clinical Study Agreements with investigators in the Project on behalf of Sponsor. Sponsor understands and acknowledges that it will be bound by the terms of the investigator agreements.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit J and such document is incorporated herein by reference as if fully set forth herein.

BY AND BETWEEN:

Peplin Operations Pty Ltd.	Omnicare CR, Inc.

BY: /s/ Peter Welburn	BY: /s/ Dale Evans

Name: Peter Welburn Title: General Manager Australia Dated: 15/1/07	Name: Dale Evans Title: CEO Dated: 02/21/07

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit K to the Clinical Services Master Agreement
between Peplin Operations Pry Ltd. and Omnicare CR, Inc.,
dated 1st June 2005
     THIS EXHIBIT K is entered into this 4th day of December, 2006 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc, (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated 1st June 2005 (hereinafter the “Master Agreement”), wherin Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit K, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I.	Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s study entitled: “An open label, multi-centre, dose-escalation, cohort study to determine the optimal tolerated regime and safety of PEP005 Topical Gel when applied to a 25 cm2 contiguous actinic keratoses treatment area on the face or face and scalp”. The Protocol Refrence Number is PEP005-007, Draft version 0.5, dated 23 November 2006] (hereinafter “the Project”) and associated costs. Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II.	Project Roles and Responsibilities
Sponsor has requested assistance from Omnicare CR with safety and medical, clinical data management, biometrics and clinical writing services to support the Project.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

III.	Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the project specifications provided by Sponsor, and are outlined below. It should be noted, however, that the costs presented in this budget for these services are estimated pending review of the final specifications, protocol and CRF.

Task List (Major)	Peplin	Omnicare
Investigator’s Meeting
1. Plan Investigator’s Meeting	✓
2. Prepare binders for the meeting	✓
3. Present Investigator’s meeting	✓
4. Attendance at meeting — Qld. — Biostatistician Only	✓	✓
Medical Management
1. Safety Plan and Master File Set Up		✓
2. Document and manage all SAEs		✓
3. Cover medical emergencies after hours (pager)		✓
4. Develop and maintain safety database		✓
5. Submit SAE reports to regulatory authorities		✓
6. Prepare safety updates		✓
7. Medical Monitor- Review of SAEs		✓
Data Entry
1. Design/develop data collection system		✓
2. Validate data collection system		✓
3. Document control of CRFs		✓
4. Enter and verify da,ta		✓
Data Management
1. Design/develop data cleaning system		✓
2 Validate cleaning system		✓
3. Write data management guidelines and edit specifications		✓
4. Write CRF completion guidelines	✓
5. Review CRF and run edit system		✓
6. Resolve edit queries		✓
7. Incorporate laboratory data into database		✓
8. Document corrections to CRFs		✓

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task List (Major)	Peplin	Omnicare
Date Management (continued)
9. Perform QC audits — electronic data vs paper CRFs		✓
10. Code adverse events		✓
11. Code medications (terms and ATC)		✓
12. Test data transfer after 25% of patients completed		✓
13. Test data transfer after 75% of patients completed		✓
14. Produce protocol deviation logs		✓
15. Provide DESC data listings		✓
Biometrics
1. Prepare a statistical analysis plan prior to database lock		✓
2. CRF development and statistical review		✓
3. Define efficacy tables and listings		✓
4. Define safety tables and listings		✓
5. Produce efficacy tables and listings		✓
6. Produce safety tables and listings		✓
7. Provide draft report templat and analysis plan		✓
8. Approve report template	✓
9. Validate efficacy tables and listings		✓
10. Validate safety tables and listings		✓
11. Perform quality assurance audit of the tables and listings		✓
12. Provide final tables and listings		✓
13. Provide statistical analysis		✓
Report Preparation
1. Prepare draft report template		✓
2. Approve final report template		✓
3. Draft study report		✓
4. Final study report		✓
5. Perform quality assurance of study report		✓
6. Approval of final study report	✓
7. Database transfer to Client		✓

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IV. Project Timeline
The parties acknowledge that Omnicare CR will commence performance of the Services on or about ****. The projecedt timeline for this Project is as follows:

Activities	Anticipated Timeline
Project Start Up	****
First Patient In	****
Last Patient In (assumes **** months recruitment period)	****
Last Patient Out (assumes **** months treatment time)	****
Last CRF to Data Management	****
Database Close	****
Statistical Analysis Available	****
Clinical Study Report provided to Peplin	****
Project Close-out	****
Total Project Duration	****
A detailed timeline and milestones will be developed based on the different assumptions of how the project is conducted.
V.	Budget
A.	Estimated Project Budget
The following budget is presented to Peplin in Australian Dollars (A$):

			#			Estimated	Estimated
Services		Unit	Units	Unit Cost	Fees	Pass-Thru	Total Cost
A. Study Management and Investigator Meeting Attendance
•	Project Administrative Support/Coordination — Int’l (incl. support for all functional areas) for project duration of **** months	Days	****	****	****	****	****
•	Investigators’ Meeting Attendance (Statistician — Australia)	Days	****	****	****	****	****
Sub-Total Study Management and Investigator Meeting Attendance					****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

			#			Estimated	Estimated
Services		Unit	Units	Unit Cost	Fees	Pass-Thru	Total Cost
B. Safety and Medical
•	Medical Monitoring availability during business hours (flat fee of **** hours per month from first patient in through last patient out)	Months	****	****	****	****	****
•	Medical Monitoring availability during non-business hours (from first patient in through last patient out; billed on actuals)	Hours	****	****	****	****	****
•	Safety Coordinator (assumes **** day/month for **** months	Days	****	****	****	****	****
•	SAE Reporting (with initial descriptive summary) Billed on actuals	Report	****	****	****	****	****
•	SAE Reporting (Follow-up/Revision Report >****) Billed on actuals	Report	****	****	****	****	****
•	****
	>Monthly Database Maintenance (first patient in to database close)	Month	****	****	****	****	****
	>Data Entry into **** (actuals will be billed)	SAE	****	****	****	****	****
•	Safety Reporting to Regulatory Authorities — Int’l (assumes **** estimated **** hours per reportable SAE (‘SUSAR’); actuals will be billed	Hours	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

			#			Estimated	Estimated
Services		Unit	Units	Unit Cost	Fees	Pass-Thru	Total Cost
•	Safety Reporting of SAEs to Investigator Sites — Int’l (estimated **** hours per reportable SAE (‘SUSAR’); actuals will be billed)	Hours	****	****	****	****	****
•	Safety Plan and Master File Set Up (also includes protocol familiarisation)	Project	****	****	****	****	****
Sub-Total Safety and Medical					****	****	****
C. Clinical Data Management
•	Clinical Data Management Oversight — Int’l (CDM Manager assumes ****% FTE x **** months for Start- up, ****% FTE for **** months for Duration, and ****% FTE for **** months for Close-out)	Days	****	****	****	****	****
•	Lead CDA — Int’l (assumes ****% FTE x **** months. ****% FTE x **** months, and ****% FTE for **** months	Days	****	****	****	****	****
•	Development of Data Management Plan (includes **** major and **** minor revision; add’l revisions will be billed at per diem rates)	Days	****	****	****	****	****
•	CRF Design (assumes **** page CRF, **** unique CRF pages); includes **** major and **** minor revision	Project	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

			#			Estimated	Estimated
Services		Units	Units	Unit Cost	Fees	Pass-Thru	Total Cost
•	Database Development, Testing and Maintenance (assumes **** page CRF, **** unique CRF	Project	****	****	****	****	****
•	Estimated Data Entry (actuals will be billed)	Pages	****	****	****	****	****
•	Estimated Data Review and Query Resolution (assumes **** issue per **** CRF pages, **** manual checks and the application of **** study assumption for: **** CRF pages); assumes **** CRF pages per enrolled patient, **** pages per screen failure patient, and **** pages per drop out patient. Queries will be billed on actuals.	Pages	****	****	****	****	****
•	Quality Control Check of Database versus CRF (QC of critical variables)	Patients	****	****	****	****	****
•	Quality Control Check of Database versus CRF (assumes **** CRF pages per patient); Full QC check)	Patients	****	****	****	****	****
•	Edit, Development (actuals will be billed)	Edits	****	****	****	****	****
•	CRF and Query Tracking (includes all ancillary pages; actuals will be billed)	Pages	****	****	****	****	****
•	Dictionary Med remapping — ATC Meds (actuals will be billed)	Term	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

			#			Estimated	Estimated
Services		Units	Units	Unit Cost	Fees	Pass-Thru	Total Cost
•	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Medication Terms (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	External Vendor — Initial Load (actuals will be billed)
	> Initial Load	Load	****	****	****	****	****
	>Subsequent Load (actuals will be billed)	Load	****	****	****	****	****
	>Lab Visit Verification (**** visits x **** patients; actuals will be billed)	Visits	****	****	****	****	****
•	Reconciliation of the Safety and Clinical Database (actuals will be billed)	SAE	****	****	****	****	****
•	Protocol Deviation Log Load	Load	****	****	****	****	****
•	DESC data listings (**** DESC reports at **** hours programmer time per report)	Report	****	****	****	****	****
•	CRF Filing and Reconciliation (bill on actuals)	Pages	****	****	****	****	****
•	Return of CRF (hard copy); bill on actuals	Pages	****	****	****	****	****
Sub-Total Clinical Data Management					****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

			#			Estimated	Estimated
Services		Units	Units	Unit Cost	Fees	Pass-Thru	Total Cost
D. Biometrics Analysis
•	Biometrics Team Manager	Days	****	****	****	****	****
•	Project Data Setup	Project	****	****	****	****	****
•	Statistical Plan	Project	****	****	****	****	****
•	Randomisation Schedule	Project	****	****	****	****	****
•	Design of Table Shells (Mocks)	Project	****	****	****	****	****
	> Unique Tables	Table	****	****	****	****	****
	> Repeat Tables	Table	****	****	****	****	****
	> Unique Listings	Listing	****	****	****	****	****
	> Repeat Listings	Listing	****	****	****	****	****
•	Programmatic Evaluability/Outcome	Project	****	****	****	****	****
•	Statistical Analysis	Project	****	****	****	****	****
•	FDA Item 11	Project	****	****	****	****	****
•	Standard Data Transfer (initial only)	Transfer	****	****	****	****	****
•	Biometrics review of CRF	Hours	****	****	****	****	****
Sub-Total Biometrics Analysis					****	****	****
E. Clinical Writing
•	Clinical Study Report
	> Phase II/III Report (includes **** major (up to **** days) and **** minor (up to **** day) revision)	Report	****	****	****	****	****
	>Tables (greater than ****)	Report	****	****	****	****	****
•	Narratives (actuals will be billed)	Narrative	****	****	****	****	****
•	Clinical Writing Input to SAP	Project	****	****	****	****	****
Sub-Total Clinical Writing					****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

		#			Estimated	Estimated
Services	Units	Units	Unit Cost	Fees	Pass-Thru	Total Cost
Estimated Services Budget				****
Estimated Pass Through					****
Total Estimated Budget						****
B.	Payment Schedules

1.	Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project
An initial payment of A$****, representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit K. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. After receipt of the initial payment, the subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the remaining term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
2.	Exchange Rates
The pricing is based on the following exchange rates assumptions:
     One (1) A$ = US Dollars (US$) 0.7675
This Exhibit K involves services provided in regions with currencies other than the budget currency, which is Australian Dollars (A$). In the event the exchange rate moves three percent (3%) or more positively or negatively within a six-month timeframe, the parties agree to meet in good faith to discuss and negotiate new rates based on the new exchange rate.
In addition, at the time Omnicare CR processes any pass through expenses in currencies other than A$, such expenses shall be converted to A$ using the exchange rate for the corresponding period as published by oanda.com.
3.	Pass-Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorise in summary the following key pass-through expenses related to your project:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

•	Travel

•	Delivery Costs

•	Printing or copying costs

•	Meeting costs

•	Telecommunication Costs (which may include telephone, fax, paper, conference calls, or PC connectivity charges)

•	All other Project related expenses that are not related to service fees
4. Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Maquarie Shopping Centre,
North Ryde, NSW
SWIFT ID: ****
BSB/Account Number: ****
5. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit K shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit K as of each ****, such increase shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit K and such document is incorporated herein by reference as if fully set forth herein.

BY AND BETWEEN:

Peplin Operations Pty Ltd.			Omnicare CR, Inc.

BY:	/s/ PETER WELBURN		BY:	/s/ Dale Evans

	Name:	PETER WELBURN		Name:	Dale Evans
	Title:	GENERAL MANAGER, AUS.		Title:	CEO
	Date:	14 FEBRUARY 2007		Date:	03/05/07

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit L to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 1st June 2005
     THIS EXHIBIT L is entered into this 11th day of July, 2007 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated lst June 2005 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit L, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I. Project Plan
Following Sponsor’s request for the production of ad hoc efficacy tables, Omnicare CR will provide new “As Treated” patient population tables to be run. These tables involve three study protocols: PEP005-001 (six (6) tables), PEP005-002 (nine (9) tables) and PEP005-003 (nine (9) tables) (hereinafter “the Project”). Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II. Project Roles and Responsibilities
Sponsor has requested assistance from Omnicare CR with the production of ad hoc efficacy tables to be run under a new “As Treated” patient population to support the Project.
III. Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the project specifications provided by Sponsor, and are outlined below:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task List (Major)	Peplin	Omnicare
Biometrics
1. Define “As Treated” tables		✓
2. Approve “As Treated” tables	✓
3. Produce “As Treated” tables		✓
4. Validate “As Treated” tables		✓
5. Perform quality assurance audit of the “As Treated” tables		✓
6. Provide final “As Treated” tables		✓
IV. Project Timeline
The parties acknowledge that Omnicare CR will commence performance of the Services during July 2007. The projected timeline for this Project is as follows:

Activities	Anticipated Timeline
Project Start Up	2 July 2007
Final “As Treated” Tables provided to Sponsor	****
A detailed timeline and milestones will be developed based on the different assumptions of how the project is conducted.
V. Budget
A. Estimated Project Budget
The following budget is presented to Peplin in Australian Dollars (A$):

			#			Estimated	Estimated
	Services	Unit	Units	Unit Cost	Fees	Pass-Thru	Total Cost
o	Design of Table
Shells (Mocks);
	assumes **** repeat tables	Tables	****	****	****	****	****
Estimated Services Budget					****
Estimated Pass Through						****
Total Estimated Budget							****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

B. Payment Schedules
1. Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
An initial payment of A$****, representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit L. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. After receipt of the initial payment, the subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the remaining term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
2. Exchange Rates
The pricing is based on the following exchange rates assumptions:
     One (1) A$ = US Dollars (US$) 0.8375
This Exhibit L involves services provided in regions with currencies other than the budget currency, which is Australian Dollars (A$). In the event the exchange rate moves three percent (3%) or more positively or negatively within a six-month timeframe, the parties agree to meet in good faith to discuss and negotiate new rates based on the new exchange rate.
In addition, at the time Omnicare CR processes any pass through expenses in currencies other than A$, such expenses shall be converted to A$ using the exchange rate for the corresponding period as published by oanda.com.
3. Pass-Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorise in summary the following key pass-through expenses related to your project:
•	Travel

•	Delivery Costs

•	Printing or copying costs

•	Meeting costs

•	Telecommunication Costs (which may include telephone, fax, paper, conference calls, or PC connectivity charges)

•	All other Project related expenses that are not related to service fees

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4. Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Maquarie Shopping Centre,
North Ryde, NSW
SWIFT ID: ****
BSB/Account Number: ****
5. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit L shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit L as of each ****, such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit L and such document is incorporated herein by reference as if fully set forth herein.

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

BY:	/s/ Peter Welburn	BY:	/s/ Dale Evans, PhD

Name:	Peter Welburn	Name:	Dale Evans, PhD
Title:	General Manager Chief Scientific Officer and Vice President, Research & Development	Title:	Chief Executive Officer
Date:	19/4/07	Date:	August 7, 2007

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit M to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 1st June 2005
     THIS EXHIBIT M is entered into this 29th day of August, 2007 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated 1st June 2005 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit M, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I. Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s study entitled: “A Phase I, Single-Centre, Open-Label, Fixed-Dose Study of the Safety and Efficacy of a Two- or Three-Day Application of PEP005 Topical Gel in the Treatment of Patients with a Common Wart (Verruca Vulgaris) on the Dorsal Hand”. The Protocol Reference Number is PEP005-019, Draft version 0.2, dated 10 July 2007 (hereinafter “the Project”) and associated costs. Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II. Project Roles and Responsibilities
Sponsor has requested assistance from Omnicare CR with safety and medical, clinical data management, biometrics and clinical writing services to support the Project.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

III. Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the project specifications provided by Sponsor, and are outlined below. It should be noted, however, that the costs presented in this budget for these services are estimated pending review of the final specifications, protocol and CRF.

Task List (Major)	Peplin	Omnicare
CT Approvals
1. Submit regulatory documents to relevant authorities	✓
2. Prepare and submit Ethics Committee Applications	✓
Investigator’s Brochure Preparation	✓
1. Protocol development (literature review, background)	✓
2. Design and write protocol	✓
3. Approve protocol	✓
4. Print and bind protocol	✓
5. Distribute protocol to sites	✓
6. Investigator Drug Brochure Preparation	✓
7. Draft prototype informed consent	✓
8. Approve prototype informed consent	✓
CRF Preparation
1. Design and draft CRFs		✓
2. Provide input into the development of the CRF, as reqd		✓
3. Approve CRFs	✓
4. Print and assemble CRFs	✓
5. Distribute CRFs to sites	✓
6. Write CRF conventions guide	✓
Project Management
1. Provide weekly enrolment updates	✓
2. Regular update of cumulative monitoring visit schedule	✓
3. Provide weekly updates of CRFs status (received, data entered, cleaned and number of queries outstanding)		✓
4. Team meetings with minutes	✓
5. Provision of status reports to clients of performance against deliverables	✓
Qualification Visits
1. Develop list of potential investigators	✓
2. Screen Investigators via surveys/telephone interviews	✓
3. Conduct site qualification visit	✓
4. Provide written site evaluation report	✓
5. Prepare Investigator contract	✓
6. Negotiate Investigator grants	✓

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task List (Major)	Peplin	Omnicare
Pre-Study Activities
1. Collect all regulatory documents from each site	✓
2. Select central laboratory	N/A
3. Select drug packaging facility	N/A
4. Select central ethics committee (if applicable)	N/A
5. Prepare study file notebooks for sites	✓
6. Generate monitoring plan	✓
7. Generate data entry/management plan	✓
8. Set up project master files	✓
Investigator’s Meeting (If applicable)
1. Plan Investigator’s Meeting	N/A
2. Prepare binders for the meeting	N/A
3. Present Investigator’s meeting	N/A
4. Attendance at meeting	N/A
Initiation Visits
1. Conduct site initiation visits	✓
2. Provide site initiation report	✓
On-Site Monitoring
1. Conduct monitoring visits	✓
2. Provide site monitoring reports	✓
3. Verify 100% of source documentation	✓
4. Review drug records	✓
5. Review lab storage	N/A
6. Review monitoring and data retrieval plan	✓
7. Resolve data queries as they arise	✓
Close-out visits
1. Conduct site close-out visit	✓
2. Provide close-out trip report	✓
3. Prepare study documents for archiving	✓
Site Management
1. Manage all site questions and prepare a Q&A document	✓
2. Pay investigators (excludes PTCs for grant payments)	✓
3. Pay drug packaging facility	✓
4. Pay central laboratory	N/A
5. Maintain weekly telephone contact log with site	✓

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task List (Major)	Peplin	Omnicare
Interactive Voice Response System (IVRS)
1. Provision of IVRS randomisation and blinding/unblinding	N/A
Medical Management
1. Document and manage all SAEs		✓
2. Cover medical emergencies after hours (pager)	✓
3. Develop/ maintain safety database		✓
4. Submit SAE reports to regulatory authorities		✓
5. Prepare safety updates		✓
6. Medical Monitor — Review of SAEs		✓
Study Drug Management	✓
Data-Entry
1. Design/develop data collection system		✓
2. Validate data collection system		✓
3. Document control of CRFs		✓
4. Enter and verify data		✓
Data Management
1. Design/develop data cleaning system		✓
2. Validate cleaning system		✓
3. Write data management guidelines and edit specifications		✓
4. Review CRF and run edit system		✓
5. Resolve edit queries		✓
6. Incorporate laboratory data into database		✓
7. Document corrections to CRFs		✓
8. Perform QC audits — electronic data compared to paper CRFs	N/A
9. Code adverse events		✓
10. Code medications		✓

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task List (Major)	Peplin	Omnicare
Statistical Analysis
1. Prepare a statistical analysis plan prior to CRF finalisation		✓
2. Review of protocol statistical methods		✓
3. CRF development and statistical review		✓
4. Define efficacy tables and listings		✓
5. Define safety tables and listings		✓
6. Produce efficacy tables and listings		✓
7. Produce safety tables and listings		✓
8. Provide draft report template and analysis plan		✓
9. Approve report template	✓
10. Validate efficacy tables and listings		✓
11. Validate safety tables and listings		✓
12. Perform quality assurance audit of the tables and listings		✓
13. Provide final tables and listings		✓
14. Provide statistical study report		✓
Report Preparation
1. Prepare draft study report template	N/A
2. Approve final study report template	N/A
3. Draft study report	N/A
4. Final study report	N/A
5. Perform quality assurance of study report	N/A
6. Approval of final status report	✓
7. Database transfer to Client		✓
Regulatory Site Audits	✓
IV. Project Timeline
The parties acknowledge that Omnicare CR will commence performance of the Services on or about 1 September 2007. The projected timeline for this Project is as follows:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Activities	Anticipated Timeline
Commencement of Work (Start Date)	1 September 2007

Protocol Finalised	****

First Patient Enrolled	****

Recruitment Period	****

Last Patient Enrolled	****

Treatment Period	****

Last Patient End of Treatment	****

Last CRF to Data Management	****

Database Lock	****

Statistical Analysis	****

Final Clinical Study Report	****

Study Completion — End Omnicare Involvement	****
A detailed timeline and milestones will be developed based on the different assumptions of how the project is conducted.
V. Budget
A. Estimated Project Budget
The following budget is presented to Peplin in Australian Dollars (A$):

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)
A. Study Management

O	Project Administrative Support/Coordination - Int’l (includes support for all functional areas - **** day per month for **** months)	Days	****	****	****	****	****

	Sub Total Study Management				****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)
B. Safety and Medical

O	Medical Monitoring availability during business hours (flat fee of **** hours per month from first patient in through last patient out)	Months	****	****	****	****	****

O	Medical Monitoring during Study Start Up and Study Close- out (actuals will be billed)	Hours	****	****	****	****	****

O	Medical Consulting (if required)	Days	****	****	****	****	****

O	Safety Coordinator - (assumes **** day per month for **** months plus **** additional days for Safety Plan development)	Days	****	****	****	****	****

O	SAE Reporting To Sponsor (with initial descriptive summary); actuals will be billed	Report	****	****	****	****	****

O	**** (majority of costs are already covered under separate PCN, exl. SAEs)

	> Project Set-Up	Project	****	****	****	****	****

	> Monthly Database Maintenance (first patient in to database close)	Month	****	****	****	****	****

	> Data Entry into **** (actuals will be billed)	SAE	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)
O	Safety Reporting of SAEs to Investigator Sites — Int’l (estimated **** mins per reportable SAE (‘SUSAR’) per site; actuals will be billed)	SUSAR	****	****	****	****	****

O	Safety Reporting to Regulatory Authorities — Int’l (assumes generation of CIOMS forms; estimated **** hours per reportable SAE (‘SUSAR’); actuals will be billed)	SUSAR	****	****	****	****	****

	Sub Total Safety and Medical				****	****	****

C. Clinical Data Management

O	Clinical Data Management Oversight — Int’l (assumes ****% FTE x **** months for Start- up, ****% FTE for **** months for Duration, and ****% FTE for **** months for Close-out)	Days	****	****	****	****	****

O	Development of Data Management Plan (includes **** major and **** minor revision; add’l revisions will be billed at per diem rates)	Days	****	****	****	****	****

O	CRF Design (assumes **** page CRF, **** unique CRF pages; includes **** review cycles)	Project	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)
O	Database Development, Testing (assumes **** page CRF, **** unique CRF pages)	Project	****	****	****	****	****

O	Database Maintenance	Months	****	****	****	****	****

O	Estimated Data Entry (actuals will be billed)	Pages	****	****	****	****	****

O
Estimated Data Review and Query Resolution (assumes **** issue per **** CRF pages, **** study assumption for **** CRF pages); assumes **** CRF pages per enrolled patient, **** pages per screen failure patient, and **** pages per drop out patient Queries will be billed on actuals.

	> CRF Pages + Electronic data visits (eg labs, ABPM)	Page	****	****	****	****	****

	> Issues	Issue	****	****	****	****	****

	> Manual Checks	Check	****	****	****	****	****

O	Quality Control Check of Database versus CRF (assumes **** CRF pages per patient) ****% of of pages	Page	****	****	****	****	****

O	Quality Control Check of Database versus CRF - ****% CRF data for square root of patients (assumes **** CRF pages ) - **** patients	Page	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)
O	Edit Development (actuals will be billed)	Edits	****	****	****	****	****

O	CRF Tracking and Filing (includes all ancillary pages; actuals will be billed)	Page	****	****	****	****	****

O	Dictionary — ATC Coding of Medications (actuals will be billed)	Term	****	****	****	****	****

O	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****

O	Dictionary Coding of Medication Terms (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****

O	External Vendor - Data Loads (actuals will be billed)

	> Initial Load	Load	****	****	****	****	****

	> Subsequent Loads (actuals will be billed)	Monthly	****	****	****	****	****

O	Local Laboratory Data

	> Database Setup	Project	****	****	****	****	****

	> Local Normal Ranges Processed (actuals will be billed)	Sets	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)
O	PK Laboratory Data

	> Initial Load	Project	****	****	****	****	****

	> Subsequent Loading (actuals will be billed)	Load	****	****	****	****	****

O	Reconciliation of the Safety and Clinical Database (actuals will be billed)	SAE	****	****	****	****	****

	Sub Total Clinical Data Management				****	****	****

D. Biometrics

O	Biometrics Team Manager	Days	****	****	****	****	****

O	Project Data Setup	Project	****	****	****	****	****

O	Statistical Plan	Project	****	****	****	****	****

O	Design of Table Shells (Mocks)	Project	****	****	****	****	****

O	Mock Annotation	Project	****	****	****	****	****

O	Programming of Data Displays (actuals will be billed)

	> Unique Tables	Table	****	****	****	****	****

	> Repeat Tables	Table	****	****	****	****	****

	> Unique Listings	Listing	****	****	****	****	****

	> Repeat Listings	Listing	****	****	****	****	****

	> Unique Figures	Figure/Graph	****	****	****	****	****

	> Repeat Figures	Figure/Graph	****	****	****	****	****

O	Custom Derived Data Sets (Initial; assumes **** datasets)	Project	****	****	****	****	****

O	Programmatic Evaluability/ Outcome	Project	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)
O	Statistical Analysis	Project	****	****	****	****	****

O	Statistical Report	Project	****	****	****	****	****

O	Standard Data Transfer

	> Initial	Transfer	****	****	****	****	****

	> Subsequent	Transfer	****	****	****	****	****

	Sub Total Biometrics				****	****	****

E. Regulatory Services

O	CRF Filing and Reconciliation (actuals will be billed)	Pages	****	****	****	****	****

O	Return of CRF (hard copy) (actuals will be billed)	Pages	****	****	****	****	****

	Sub Total Regulatory Services				****	****	****

Estimated Services Budget					****

Estimated Pass Through						****

Total Estimated Budget							****
B. Payment Schedules
1. Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
An initial payment of A$****, representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit M. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. After receipt of the initial payment, the subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the remaining term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2. Exchange Rates
The pricing is based on the following exchange rates assumptions:
          One (1) A$ = US Dollars (US$) 0.8375
This Exhibit M involves services provided in regions with currencies other than the budget currency, which is Australian Dollars (A$). In the event the exchange rate moves three percent (3%) or more positively or negatively within a six-month timeframe, the parties agree to meet in good faith to discuss and negotiate new rates based on the new exchange rate.
In addition, at the time Omnicare CR processes any pass through expenses in currencies other than A$, such expenses shall be converted to A$ using the exchange rate for the corresponding period as published by oanda.com.
3. Pass-Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorise in summary the following key pass-through expenses related to your project:
•	Travel

•	Delivery Costs

•	Printing or copying costs

•	Meeting costs

•	Telecommunication Costs (which may include telephone, fax, paper, conference calls, or PC connectivity charges)

•	All other Project related expenses that are not related to service fees
4. Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc. Westpac Banking Corporation, Maquarie Shopping Centre, North Ryde, NSW SWIFT ID: **** BSB/Account Number: ****
5. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit M shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit M as of each ****, such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit M and such document is incorporated herein by reference as if fully set forth herein.

BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

BY:	/s/ Peter Welburn	BY:	/s/ Dale Evans, PhD

Name:	Peter Welburn	Name:	Dale Evans, PhD
Title:	General Manager, Australia Chief Scientific Officer and Vice President, Research & Development	Title:	Chief Executive Officer
Date:	6/2/07	Date:	21 Sept 2007

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit N to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 1st June 2005
     THIS EXHIBIT N is entered into this 20th day of September, 2007 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
     WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated 1st June 2005 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
     WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
     WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit N, subject to the terms and conditions set forth in the Master Agreement;
     NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I. Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s study entitled: “A Phase I, pharmacokinetic study to evaluate the extent of systemic absorption of PEP005, when applied as 0.05% PEP005 Topical Gel to a 100 cm2 (5cm x 20cm) contiguous AK treatment area on the dorsal fore-arm” — Protocol # PEP005-013, Draft Version 0.1 dated 23 August 2007 (hereinafter “the Project”) and associated costs. Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II. Project Roles and Responsibilities
Sponsor has requested assistance from Omnicare CR with safety and medical, clinical data management, biometrics and clinical writing services to support the Project.

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

III. Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the project specifications provided by Sponsor, and are outlined below. It should be noted, however, that the costs presented in this budget for these services are estimated pending review of the final specifications, protocol and CRF.

Task List (Major)	Peplin	Omnicare

CT Approvals

1. Submit regulatory documents to relevant authorities	✓
2. Prepare and submit Ethics Committee Applications	✓

Investigator’s Brochure Preparation	✓

1. Protocol development (literature review, background)	✓
2. Design and write protocol	✓
3. Approve protocol	✓
4. Print and bind protocol	✓
5. Distribute protocol to sites	✓
6. Investigator Drug Brochure Preparation	✓
7. Draft prototype informed consent	✓
8. Approve prototype informed consent	✓

CRF Preparation

1. Design and draft CRFs		✓
2. Provide input into the development of the CRF, as reqd		✓
3. Approve CRFs	✓
4. Print and assemble CRFs	✓
5. Distribute CRFs to sites	✓
6. Write CRF conventions guide	✓

Project Management

1. Provide weekly enrolment updates	✓
2. Regular update of cumulative monitoring visit schedule	✓
3. Provide weekly updates of CRFs status (received, data entered, cleaned and number of queries outstanding)		✓
4. Team meetings with minutes	✓
5. Provision of status reports to clients of performance against deliverables.	N/A

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task List (Major)	Peplin	Omnicare

Qualification visits

1. Develop list of potential investigators	✓
2. Screen Investigators via surveys/telephone interviews	✓
3. Conduct site qualification visit	✓
4. Provide written site evaluation report	✓
5. Prepare Investigator contract	✓
6. Negotiate Investigator grants	✓

Pre-Study Activities

1. Collect all regulatory documents from each site	✓
2. Select central laboratory	✓
3. Select drug packaging facility	✓
4. Select central ethics committee (if applicable)	✓
5. Prepare study file notebooks for sites	✓
6. Generate monitoring plan	✓
7. Generate data entry/management plan		✓
8. Set up project master files	✓	✓

Investigator’s Meeting (if applicable)

1. Plan Investigator’s Meeting	N/A
2. Prepare binders for the meeting	N/A
3. Present Investigator’s meeting	N/A
4. Attendance at meeting	N/A

Initiation Visits

1. Conduct site initiation visits	✓
2. Provide site initiation report	✓

On-Site Monitoring

1. Conduct monitoring visits	✓
2. Provide site monitoring reports	✓
3. Verify 100% of source documentation	✓
4. Review drug records	✓
5. Review lab storage	✓
6. Review monitoring and data retrieval plan	✓
7. Resolve data queries as they arise	✓

Close-out visits

1. Conduct site close-out visit	✓
2. Provide close-out trip report	✓
3. Prepare study documents for archiving	✓

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task List (Major)	Peplin	Omnicare

Site Management

1. Manage all site questions and prepare a Q&A document	✓
2. Pay investigators (excludes PTCs for grant payments)	✓
3. Pay drug packaging facility	✓
4. Pay central laboratory	✓
5. Maintain weekly telephone contact log with site	✓

Interactive Voice Response System (IVRS)

1. Provision of IVRS randomisation and blinding/ unblinding	N/A

Medical Management

1. Document and manage all SAEs		✓
2. Cover medical emergencies after hours (pager)	✓
3. Develop/ maintain safety database		✓
4. Submit SAE reports to regulatory authorities		✓
5. Prepare safety updates		✓
6. Medical Monitor — Review of SAEs		✓

Study Drug Management	✓

Data Entry

1. Design/develop data collection system		✓
2. Validate data collection system		✓
3. Document control of CRFs		✓
4. Enter and verify data		✓

Data Management

1. Design/develop data cleaning system		✓
2. Validate cleaning system		✓
3. Write data management guidelines and edit specifications		✓
4. Review CRF and run edit system		✓
5. Resolve edit queries		✓
6. Incorporate laboratory data into database		✓
7. Document corrections to CRFs		✓
8. Perform QC audits — electronic data compared to paper CRFs	N/A
9. Code adverse events		✓
10. Code medications		✓
11. Loading of Protocol Deviations Log		✓

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Task List (Major)	Peplin	Omnicare

Statistical Analysis

1. Prepare a statistical analysis plan prior to CRF finalisation		✓
2. Review of protocol statistical methods		✓
3. CRF development and statistical review		✓
4. Define efficacy tables and listings		✓
5. Define safety tables and listings		✓
6. Produce efficacy tables and listings		✓
7. Produce safety tables and listings		✓
8. Provide draft report template and analysis plan		✓
9. Approve report template	✓
10. Validate efficacy tables and listings		✓
11. Validate safety tables and listings		✓
12. Perform quality assurance audit of the tables and listings		✓
13. Provide final tables and listings		✓
14. Provide statistical study report	N/A

Report Preparation

1. Prepare draft report template	✓
2. Approve final report template	✓
3. Draft study report	✓
4. Final study report	✓
5. Perform quality assurance of study report	✓
6. Approval of final study report	✓
7. Prepare draft Top Line Report template		✓
8. Draft Top Line Report		✓
9. Final Top Line Report		✓
10. Provide relevant appendice documents		✓
7. Database transfer to Client		✓

Regulatory Site Audits	✓

IV. Project Timeline
The parties acknowledge that Omnicare CR will commence performance of the Services on or about 1 September 2007. The projected timeline for this Project is as follows:

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Activities	Anticipated Timeline
Commencement of Work (Start Date)	1 September 2007
Protocol Finalised	****
First Patient Enrolled	****
Last Patient Enrolled	****
Last Patient End of Treatment	****
Last CRF to Data Management	****
Database Lock	****
Statistical Analysis	****
Final Top Line Report	****
Study Completion — End Omnicare Involvement	****
A detailed timeline and milestones will be developed based on the different assumptions of how the project is conducted.
V. Budget
A. Estimated Project Budget
The following budget is presented to Peplin in Australian Dollars (A$):

					Estimated	Estimated
			Unit Cost		Pass-Thru	Total Cost
Services	Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)

A. Study Management

• Project Administrative Support/Coordination - Int’l (includes support for all functional areas)	Days	****	****	****	****	****
	Sub Total Study Management			****	****	****

C. Safety and Medical

• Medical Monitoring availability during business hours (flat fee of **** hours per month from first patient in through last patient out)	Months	****	****	****	****	****

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)

	> Greater than **** hours per month will be billed at hourly rate (from first patient in through last patient out) (actuals will be billed)	Hours	****	****	****	****	****
•	Medical Monitoring during Study Start Up and Study Close-out (actuals will be billed)	Hours	****	****	****	****	****
•	Safety Coordinator - assumes **** day per month for **** months plus **** additional day for Safety Plan development	Days	****	****	****	****	****
•	Safety Review of CRFs and Queries	Case	****	****	****	****	****
•	SAE Reporting To Sponsor (with initial descriptive summary); actuals will be billed	Report	****	****	****	****	****
•	****
	> Project Set-Up (costs included in KO1504)	Project	****	****	****	****	****
	> Monthly Database Maintenance (first patient in to database close; included in KO1504)	Month	****	****	****	****	****
	> Data Entry into **** (actuals will be billed)	SAE	****	****	****	****	****

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)

•	Safety Reporting of SAEs to Investigator Sites — Int’l (estimated **** mins per reportable SAE (‘SUSAR’) per site; actuals will be billed)	SUSAR	****	****	****	****	****
•	Safety Reporting to Regulatory Authorities — Int’l (assumes generation of CIOMS forms; estimated **** hours per reportable SAE (‘SUSAR’); actuals will be billed)	SUSAR	****	****	****	****	****

	Sub Total Safety and Medical				****	****	****

D. Clinical Data Management

•	Clinical Data Management Oversight — Int’l (assumes ****% FTE x **** months for Start-up, ****% FTE for **** months for Duration, and ****% FTE for **** months for Close-out)	Days	****	****	****	****	****
•	Development of Data Management Plan (includes **** major and **** minor revision; add’l revisions will be billed at per diem rates)	Days	****	****	****	****	****
•	CRF Design (assumes **** page CRF, **** unique CRF pages; includes **** review cycles)	Project	****	****	****	****	****

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)

•	Database Development, Testing (assumes **** page CRF, **** unique CRF pages)	Project	****	****	****	****	****
•	Database Maintenance	Months	****	****	****	****	****
•	Estimated Data Entry (actuals will be billed)	Pages	****	****	****	****	****
•
Estimated Data Review and Query Resolution (assumes **** issue per **** CRF pages, **** study assumption for **** CRF pages); assumes **** CRF pages per enrolled patient, **** pages per screen failure patient, and **** pages per drop out patient. Queries will be billed on actuals.

	> CRF Pages + Electronic data visits (eg labs, ABPM)	Page	****	****	****	****	****
	> Issues	Issue	****	****	****	****	****
	> Manual Checks	Check	****	****	****	****	****
•	Quality Control Check of Database versus CRF of Safety & Efficacy Data for all Subjects (assumes **** CRF pages per patient) ****% of pages	Page	****	****	****	****	****

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)

•	Quality Control Check of Database versus CRF — ****% CRF data for square root of patients (assumes **** CRF pages per patient) — **** patients	Page	****	****	****	****	****
•	Edit Development (actuals will be billed)	Edits	****	****	****	****	****
•	CRF Tracking and Filing (includes all ancillary pages; actuals will be billed)	Page	****	****	****	****	****
•	Dictionary — ATC Coding of Medications (actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	Dictionary Coding of Medication Terms (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
•	External Vendor — Data Loads (actuals will be billed)
	> Initial Load	Load	****	****	****	****	****
	> Subsequent Loads (actuals will be billed)	Monthly	****	****	****	****	****

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)

•	PK Laboratory Data
	> Initial Load	Project	****	****	****	****	****
	> Subsequent Loading (actuals will be billed)	Load	****	****	****	****	****
•	Reconciliation of the Safety and Clinical Database (actuals will be billed)	SAE	****	****	****	****	****
•	Loading of protocol deviations log	Hours	****	****	****	****	****

	Sub Total Clinical Data Management				****	****	****

E. Biometrics

•	Biometrics Team Manager	Days	****	****	****	****	****
•	Project Data Setup	Project	****	****	****	****	****
•	Statistical Plan	Project	****	****	****	****	****
•	Design of Table Shells (Mocks)	Project	****	****	****	****	****
•	Mock Annotation	Project	****	****	****	****	****
•	Programming of Data Displays (actuals will be billed)
	> Unique Tables	Table	****	****	****	****	****
	> Repeat Tables	Table	****	****	****	****	****
	> Unique Listings	Listing	****	****	****	****	****
	> Repeat Listings	Listing	****	****	****	****	****
•	Custom Derived Data Sets (Initial; assumes **** datasets)	Project	****	****	****	****	****
•	Statistical Analysis	Project	****	****	****	****	****
•	Standard Data Transfer (Initial only)	Transfer	****	****	****	****	****

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

						Estimated	Estimated
				Unit Cost		Pass-Thru	Total Cost
Services		Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)

•	Biometrics Review of CRF	Hours	****	****	****	****	****

	Sub Total Biometrics				****	****	****

F. Clinical Writing (All assumes using OCR SOPs)

•	Clinical Study Report
	Phase I Report > includes **** major revision (up to **** days) and **** minor (up to **** day) revision > per OCR SOPs and CSR template > fee does not include CSR appendices (including TLs)	Report	****	****	****	****	****
•	Narratives (actuals will be billed)	Narrative	****	****	****	****	****
•	Clinical Writing Input to SAP	Project	****	****	****	****	****
•	Top Line Report	Report	****	****	****	****	****

	Sub Total Clinical Writing				****	****	****

G. Regulatory Services

•	CRF Filing and Reconciliation (actuals will be billed)	Pages	****	****	****	****	****
•	Return of CRF (hard copy) (actuals will be billed)	Pages	****	****	****	****	****
•	Return of Investigator and Study-Wide Documents (paper)	Sites	****	****	****	****	****

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

					Estimated	Estimated
			Unit Cost		Pass-Thru	Total Cost
Services	Unit	# Units	(A$)	Fees (A$)	(A$)	(A$)

• Upload of Clinical Study Report Appendices Content
> Management Fee	Report	****	****	****	****	****
> Additional Footers; actuals will be billed	Pages	****	****	****	****	****
> Scanning with cleaning; actuals will be billed	Pages	****	****	****	****	****
> Upload (fee does not include hyperlinking)	Upload	****	****	****	****	****

	Sub Total Regulatory Services			****	****	****

Estimated Services Budget				****

Estimated Pass Through					****

Total Estimated Budget						****

B. Payment Schedules
1. Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
An initial payment of A$****, representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit N. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. After receipt of the initial payment, the subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the remaining term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

2. Exchange Rates
The pricing is based on the following exchange rates assumptions:
     One (1) A$ = US Dollars (US$) 0.8375
This Exhibit N involves services provided in regions with currencies other than the budget currency, which is Australian Dollars (A$). In the event the exchange rate moves three percent (3%) or more positively or negatively within a six-month timeframe, the parties agree to meet in good faith to discuss and negotiate new rates based on the new exchange rate.
In addition, at the time Omnicare CR processes any pass through expenses in currencies other than A$, such expenses shall be converted to A$ using the exchange rate for the corresponding period as published by oanda.com.
3. Pass-Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorise in summary the following key pass-through expenses related to your project:
•	Travel

•	Delivery Costs

•	Printing or copying costs

•	Meeting costs

•	Telecommunication Costs (which may include telephone, fax, paper, conference calls, or PC connectivity charges)

•	All other Project related expenses that are not related to service fees
4. Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Maquarie Shopping Centre,
North Ryde, NSW
SWIFT ID: ****
BSB/Account Number: ****
5. Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit N shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit N as of each ****, such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit N and such document is incorporated herein by reference as if fully set forth herein.
BY AND BETWEEN:

Peplin Operations Pty Ltd.			Omnicare CR, Inc.

BY:	/s/ Michael Aldridge		BY:	/s/ Dale Evans

	Name:	Michael Aldridge		Name:	Dale Evans, Ph.D.

	Title:	CEO		Title:	Chief Executive Officer

	Date:	19-Dec-07		Date:	12/21/07

**** Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit O to the Clinical Services Master Agreement
between Peplin Operations Pty Ltd. and Omnicare CR, Inc.,
dated 1st June 2005
          THIS EXHIBIT O is entered into this 30th October, 2007 (“Effective Date”), by and between Peplin Operations Pty Ltd. (hereinafter “Sponsor”) and Omnicare CR, Inc. (hereinafter “Omnicare CR”).
          WHEREAS, Sponsor and Omnicare CR entered into a Clinical Services Master Agreement, dated 1st June 2005 (hereinafter the “Master Agreement”), wherein Omnicare CR agreed to provide clinical services; and
          WHEREAS, Omnicare CR and/or an affiliate entity (such entity being defined as an entity under direct or indirect beneficial common ownership as Omnicare CR’s; hereinafter referred to as “Affiliate Entity”) is willing and able to perform the services designated by Sponsor. Except for any references to invoicing or payment, any references to “Omnicare CR” shall be deemed to include “Omnicare CR and/or an Affiliate Entity”; and
          WHEREAS, Sponsor and Omnicare CR agree that Omnicare CR shall provide the services set forth in this Exhibit O, subject to the terms and conditions set forth in the Master Agreement;
          NOW, THEREFORE, for good and valuable consideration, AND INTENDING TO BE LEGALLY BOUND, Sponsor and Omnicare CR agree as follows:
I.     Project Plan
Based on the Project Specifications, Omnicare CR has provided a description of services to be performed for Sponsor’s study entitled: “Efficacy and tolerability Study of PEP005 (0.05%) Topical Gel for Treatment of Contiguous Actinic Keratosis Lesions on the back of the hand”. The Protocol Reference Number is PEP005-018,(hereinafter “the Project”). Changes made in the Project scope, at any time during the Project, will result in a corresponding adjustment to the Project costs.
II.     Project Roles and Responsibilities
Sponsor has requested assistance from Omnicare CR with Project Management, Clinical Monitoring, Clinical Trial Initiation, Safety and Medical, Clinical Data Management, Biometrics and Clinical Writing services to support the Project.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

III.     Omnicare CR Services
Services provided by Omnicare CR and the assumptions upon which associated costs were determined are based on the project specifications provided by Sponsor, and are outlined below. It should be noted, however, that the costs presented in this budget for these services are estimated pending review of the final specifications, protocol and CRF.

Scenario 1 - US
Task List (Major)	Peplin	Omnicare
CT Approvals
1. Submit regulatory documents to relevant authorities	✓
2. Prepare and submit Ethics Committee Applications		✓

Investigator’s Brochure Preparation — to be ready 10 September	✓
1. Protocol development (literature review, background)	✓
2. Design and write protocol	✓
3. Approve protocol	✓
4. Print and bind protocol		✓
5. Distribute protocol to sites		✓
6. Investigator Drug Brochure Preparation	✓
7. Draft prototype informed consent	✓
8. Approve prototype informed consent	✓

CRF Preparation
1. Design and draft CRFs		✓
2. Provide input into the development of the CRF, as reqd		✓
3. Approve CRFs	✓
4. Print and assemble CRFs		✓
5. Distribute CRFs to sites		✓
6. Write CRF conventions guide		✓

Project Management
1. Provide weekly enrolment updates		✓
2. Regular update of cumulative monitoring visit schedule		✓
3. Provide weekly updates of CRFs status (received, data entered, cleaned and number of queries outstanding)		✓
4. Team meetings with minutes		✓
5. Provision of status reports to clients of performance against deliverables.		✓

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Scenario 1 - US
Task List (Major)	Peplin	Omnicare
Qualification visits
1. Develop list of potential investigators		✓
2. Screen Investigators via surveys/telephone interviews		✓
3. Conduct site qualification visit, if applicable		✓
4. Provide written site evaluation report		✓
5. Prepare Investigator contract		✓
6. Negotiate Investigator grants		✓

Pre-Study Activities
1. Collect all regulatory documents from each site		✓
2. Select central laboratory	N/A
3. Select drug packaging facility	N/A
4. Select central ethics committee (if applicable)	N/A
5. Prepare study file notebooks for sites		✓
6. Generate monitoring plan		✓
7. Generate data entry/management plan		✓
8. Set up project master files		✓

Investigator’s Meeting (if applicable)
1. Plan Investigator’s Meeting	N/A
2. Prepare binders for the meeting	N/A
3. Present Investigator’s meeting	N/A
4. Attendance at meeting	N/A

Initiation Visits
1. Conduct site initiation visits		✓
2. Provide site initiation report		✓

On-Site Monitoring
1. Conduct monitoring visits		✓
2. Provide site monitoring reports		✓
3. Verify 100% of source documentation		✓
4. Review drug records		✓
5. Review lab storage	N/A
6. Review monitoring and data retrieval plan		✓
7. Resolve data queries as they arise		✓

Close-out visits
1. Conduct site close-out visit		✓
2. Provide close-out trip report		✓
3. Prepare study documents for archiving		✓

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Scenario 1 - US
Task List (Major)	Peplin	Omnicare
Site Management
1. Manage all site questions and prepare a Q&A document		✓
2. Pay investigators (excludes PTCs for grant payments)		✓
3. Pay drug packaging facility	✓
4. Pay central laboratory	N/A
5. Maintain weekly telephone contact log with site		✓

Interactive Voice Response System (IVRS)
1. Provision of IVRS randomisation and blinding/ unblinding	N/A

Medical Management
1. Document and manage all SAEs		✓
2. Cover medical emergencies after hours (pager)		✓
3. Develop/ maintain safety database		✓
4. Submit SAE reports to regulatory authorities		✓
5. Prepare safety updates		✓
6. Medical Monitor — Review of SAEs		✓

Study Drug Management	✓

Data Entry
1. Design/develop data collection system		✓
2. Validate data collection system		✓
3. Document control of CRFs		✓
4. Enter and verify data		✓

Data Management
1. Design/develop data cleaning system		✓
2. Validate cleaning system		✓
3. Write data management guidelines and edit specifications		✓
4. Review CRF and run edit system		✓
5. Resolve edit queries		✓
6. Incorporate laboratory data into database	N/A
7. Document corrections to CRFs		✓
8. Perform QC audits — electronic data compared to paper CRFs	N/A
9. Code adverse events		✓
10. Code medications		✓

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Scenario 1 - US
Task List (Major)	Peplin	Omnicare
Statistical Analysis
1. Prepare a statistical analysis plan prior to CRF finalisation		✓
2. Review of protocol statistical methods		✓
3. CRF development and statistical review		✓
4. Define efficacy tables and listings		✓
5. Define safety tables and listings		✓
6. Produce efficacy tables and listings		✓
7. Produce safety tables and listings		✓
8. Provide draft report template and analysis plan		✓
9. Approve report template	✓
10. Validate efficacy tables and listings		✓
11. Validate safety tables and listings		✓
12. Perform quality assurance audit of the tables and listings		✓
13. Provide final tables and listings		✓
14. Provide statistical study report	N/A

Report Preparation
1. Prepare draft report template	✓
2. Approve final report template	✓
3. Draft study report	✓
4. Final study report	✓
5. Perform quality assurance of study report	✓
6. Approval of final study report	✓
7. Top Line report from Day 29 information		✓
8. Database transfer to Client		✓

Regulatory Site Audits	✓

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

IV.     Project Timeline
The parties acknowledge that Omnicare CR will commence performance of the Services on or about ****. The projected timeline for this Project is as follows:

PROJECT TIMELINE
Commencement of Work (Start Date)	****
Protocol Finalised	****
First Patient Enrolled	****
Last Patient Enrolled	****
Last Patient End of Treatment	****
Last CRF to Data Management	****
Database Lock	****
Statistical Analysis	****
Study End	****
Study Completion — End Omnicare Involvement	****
A detailed timeline and milestones will be developed based on the different assumptions of how the project is conducted.

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

V.     Budget
A.     Estimated Project Budget
The following budget is presented to Peplin in Australian Dollars (A$):

Omnicare CR, Inc. Clinical Budget for: Sponsor: Compound: Study: PCN:	Peplin PEP005 (0.05%) PEP-005-018 — US Scenario KO1704

Estimated
						Pass-	Estimated
				Unit Cost	Fees	Through	Total Cost
Services		Unit	# Units	(AUS $)	(AUS $)	(AUS $)	(AUS $)

A. Study Management

°	Project Director — Americas	Days	****	****	****	****	****
°	Project Administrative Support/Coordination — Americas (includes support for all functional areas)	Days	****	****	****	****	****

	Sub-Total Study Management				$ ****	$ ****	$ ****

Zone Legend

> Zone 1: USA
B. Clinical Trial Initiation

°	Study Master File	All assumes using OCR SOPs. If using Sponsor SOPs, is custom priced
	>Americas: **** sites for **** months	Site Months	****	****	****	****	****
°	Regulatory Document Collection
	> Zone 1	Site	****	****	****	****	****
	Central IRB (pass-throughs are estimates only; actual fees will be billed based on specific IRB fees)	Site	****	****	****	****	****
°	Protocol Amendments — excluding ICF change (US sites only)
	> Zone 1	Amendments/site	****	****	****	****	****
°	Protocol Amendments — including ICF change (US sites only)
	> Zone 1	Amendments/site	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

°	Investigator Agreement Negotiation — Standard
	>Americas	Site	****	****		****		****		****
	>Int’l	Site	****	****		****		****		****
°	Investigator Agreement Negotiation — Complex
	>Americas	Site	****	****		****		****		****
°	Investigator Agreement Amendments — Simple
	>Americas	Amendments/site	****	****		****		****		****
°	Investigator Agreement Amendments — Standard
	>Americas	Amendments/site	****	****		****		****		****
°	Investigator Agreement Amendments — Complex
	>Americas	Amendments/site	****	****		****		****		****
°	Letters of Indemnification(US sites only)	Site	****	****		****		****		****
°	Facility Letters
	># Standard Facility Letters	Site	****	****		****		****		****
°	Notice Letters	Site	****	****		****		****		****
°	IND Safety Report (US sites only)
	> Zone 1	Reports/Site	****	****		****		****		****
°	Investigator Brochure Updates
	> Zone 1	IB Updates/Site	****	****		****		****		****
°	Collect Financial Disclosure at Site Closeout
	> Zone 1	Site	****	****		****		****		****

	Sub-Total Clinical Trial Initiation				$	****	$	****	$	****

C. Clinical Trial Management
°	Clinical Trial Manager — Americas	Days	****	****		****		****		****
°	Clinical Monitoring
>Site Initiation Visit
	>Zone 1: **** hrs on-site, ****hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****		****		****		****
>Site Interim Visits
	>Zone 1: assume **** visits/site, **** hrs on-site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****		****		****		****
>Site Close-Out Visit
	>Zone 1: **** hrs on-site, **** hrs for prep, follow-up, and reports, and **** hrs for travel	Visits	****	****		****		****		****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

°	Site Maintenance for **** hrs/month/site (**** sites x **** enrollment and treatment months)
	>Zone 1:**** sites	Site Months	****	****		****		****		****
°	CRA Monthly Teleconferences
	>Zone 1:**** CRAs	Months	****	****		****		****		****
°	Project Team Training
	Project Director — Americas	Hours	****	****		****		****		****
	CTM — Americas	Hours	****	****		****		****		****
	CRA Attendees	Hours
	> Zone 1 CRAs: **** CRAs	Hours	****	****		****		****		****
°	Clinical Grants Administration
>Grant Payment Set-up
	>Zone 1	Sites	****	****		****		****		****
>Grant Management (takes place for active sites from site set-up through **** days after site close-out; estimated amounts; actuals will be billed based on number of active sites set up)
	>Zone 1	Site Quarters	****	****		****		****		****
>Payment Processing (estimated based on **** payments/site; actuals, including investigator and site related payment and any miscellaneous payments, actuals will be billed; pass through costs are related to photocopying and postage)
	>Zone 1: **** sites	Payments	****	****		****		****		****
	>Estimated Investigator Grants	Enrolled Patient - Americas	****					****		****
°	Refund Checks (if needed; actuals will be billed)	Refund	****	****		****		****		****

	Sub Total Clinical Trial Management				$	****	$	****	$	****

D. Safety and Medical
°	Medical Monitoring availability during business hours (flat fee of **** hours per month from first patient in through last patient out)
	>Americas	Months	****	****		****		****		****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

> Greater than **** hours per month will be billed at hourly rate (from first patient in through last patient out) (actuals will be billed)
	>Americas	Hours	****	****		****		****		****
°	Medical Monitoring during Study Start Up and Study Close-out (actuals will be billed)
	>Americas	Hours	****	****		****		****		****
°	Safety Coordinator
	>Americas — assumes **** day per month for **** months plus **** additional days for Safety Plan development	Days	****	****		****		****		****
°	Safety Review of CRFs and Queries	Case	****	****		****		****		****
°	Availability for receipt of SAEs during non-business hours (first patient in to last patient out plus one month)
	>Americas	Month	****	****		****		****		****
°	SAE Reporting To Sponsor (with initial descriptive summary);
	actuals will be billed	Report	****	****		****		****		****
°	****
	>Monthly Database Maintenance (first patient in to database close)	Month	****	****		****		****		****

	Sub-Total Safety and Medical				$	****	$	****	$	****

E. Clinical Data Management
°	Clinical Data Management Oversight — Int’l (assumes ****% FTE x **** months for Start-up, ****% FTE for **** months for Duration, and ****% FTE for **** months for Close-out)	Days	****	****		****		****		****
°	Development of Data Management Plan (includes **** major and **** minor revision; add’l revisions will be billed at per diem rates)	Days	****	****		****		****		****
°	CRF Design (assumes **** page CRF, **** unique CRF pages; includes **** review cycles)	Project	****	****		****		****		****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

°	Database Development, Testing (assumes **** page CRF, **** unique CRF pages)	Project	****	****	****	****	****
°	Database Maintenance	Months	****	****	****	****	****
°	Estimated Data Entry (actuals will be billed)
	>Pages in Int’l	Pages	****	****	****	****	****
°	Estimated Data Review and Query Resolution (assumes **** issue per **** CRF pages, Queries will be billed on actuals.
	> CRF Pages + Electronic data visits (eg labs, ABPM)	Page	****	****	****	****	****
	>Issues	Issue	****	****	****	****	****
	>Manual Checks	Check	****	****	****	****	****
°	Clinical/Medical Review - Overall review of each case to ensure clinical/medical integrity.	Page	****	****	****	****	****
°	Quality Control Check of Database versus CRF of Safety & Efficacy Data for all Subjects (assumes **** CRF pages per patient) ****% of of pages	Page	****	****	****	****	****
°	Quality Control Check of Database versus CRF - **** CRF data for square root of patients (assumes **** CRF pages per patient) - **** patients	Page	****	****	****	****	****
°	CRF Tracking and Filing (includes all ancillary pages; actuals will be billed)	Page	****	****	****	****	****
°	Dictionary - ATC Coding of Medications (actuals will be billed)	Term	****	****	****	****	****
°	Dictionary Coding of Adverse Event terms to MedDRA (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
°	Dictionary Coding of Medication Terms (estimated to be **** per patient; actuals will be billed)	Term	****	****	****	****	****
°	Local Laboratory Data
	>Database Setup	Project	****	****	****	****	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

	>Local Normal Ranges Processed (actuals will be billed)	Sets	****	****		****		****		****
°	Reconciliation of the Safety and Clinical Database (actuals will be billed)	SAE	****	****		****		****		****
°	Interim Database Lock	patients	****	****		****		****		****
°	Loading of protocol deviations log	hours	****	****		****		****		****

	Sub-Total Clinical Data Management				$	****	$	****	$	****

F. Biometrics Analysis
°	Biometrics Team Manager	Days	****	****		****		****		****
°	Project Data Setup	Project	****	****		****		****		****
°	Statistical Plan	Project	****	****		****		****		****
°	Design of Table Shells (Mocks)	Project	****	****		****		****		****
°	Mock Annotation	Project	****	****		****		****		****
°	Programming of Data Displays (actuals will be billed)
	Unique Tables	Table	****	****		****		****		****
	Repeat Tables	Table	****	****		****		****		****
	Unique Listings	Listing	****	****		****		****		****
	Repeat Listings	Listing	****	****		****		****		****
	Unique Figures	Figure/Graph	****	****		****		****		****
°	Programming of Interim Data Displays (actuals will be billed)
	Unique Tables	Table	****	****		****		****		****
	Repeat Tables	Table	****	****		****		****		****
	Unique Listings	Listing	****	****		****		****		****
°	Custom Derived Data Sets
	>Initial (Assumes **** datasets)	Project	****	****		****		****		****
°	Programmatic Evaluability/Outcome
	>Regular or Advanced	Project	****	****		****		****		****
°	Statistical Analysis
		Project	****	****		****		****		****
°	Interim Analysis
	>Regular	Interim Analysis	****	****		****		****		****
°	Standard Data Transfer
	>Initial	Transfer	****	****		****		****		****
°	Biometrics CRF review	hours	****	****		****		****		****

	Sub-Total Biometrics				$	****	$	****	$	****

G. Clinical Writing		All assumes using OCR SOPs. If using Sponsor SOPs/templates, all CW is custom priced
°	Day **** Top Line Report	Report	****	****		****		****		****

	Sub-Total Clinical Writing				$	****	$	****	$	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

I. Regulatory Services
°	CRF Filing and Reconciliation (actuals will be billed)	Pages	****	****		****		****		****
°	Regulatory Site Drug Release Approval	# Sites	****	****		****		****		****

	Sub-Total Regulatory Services				$	****	$	****	$	****

K. Clinical Supplies Management
°	General Pharmaceutics project management (Americas) x hours per month	Month	****	****	$	****	$	****	$	****
°	Receipt of Returned Drug Americas	Receipt	****	****		****		****		****
°	Return of study drug to Sponsor or Certified Destructor (incl. provision of certificate of destruction)	Destruction run	****	****		****		****		****
°	Final reconciliation (Americas)	Day	****	****		****		****		****

	Sub-Total Clinical Supplies Management				$	****	$	****	$	****

Estimated Services Budget					$	****
Estimated Pass Through							$	****
Total Estimated Budget									$	****

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

B.     Payment Schedules
1.     Invoicing Process for Service Fees
Omnicare CR maintains a project accounting system, whereby all direct project costs (Service Fees or Pass-Through Expenses) are coded by project.
An initial payment of A$****, representing approximately **** percent (****%) of the estimated Service Fees, is due and payable upon execution of this Exhibit O. Subsequent payments shall be made monthly, based on Project progress and upon submission of an invoice to Sponsor by Omnicare CR. After receipt of the initial payment, the subsequent invoices shall be reduced by a prorated portion from the initial payment such that the initial payment is applied evenly over the remaining term of the Project. All payments shall be processed within **** days. If any payment of Service Fees or Pass-Through Expenses is late by more than **** (****) days, such payment shall be subject to a liquidated damages fee of ****% per month of the outstanding balance.
2.     Exchange Rates
If Omnicare CR processes any pass-through expenses in a currency other than Australian Dollars (A$), such expenses shall be converted to A$ based on the Oanda foreign currency exchange rate (Oanda.com) for the applicable period being invoiced as per provider’s standard foreign exchange rate methodology, which is based on the provider’s revenue periods.
3.     Pass-Through Expense Invoicing
Omnicare CR’s project accounting system is able to capture and categorise in summary the following key pass-through expenses related to your project:
•	Travel

•	Delivery Costs

•	Printing or copying costs

•	Meeting costs

•	Telecommunication Costs (which may include telephone, fax, paper, conference calls, or PC connectivity charges)

•	All other Project related expenses that are not related to service fees

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.     Payments
Sponsor shall make payment directly to the following bank account nominated by Omnicare CR:
Omnicare CR Inc.
Westpac Banking Corporation,
Maquarie Shopping Centre,
North Ryde, NSW
SWIFT ID: ****
BSB/Account Number: ****
5.     Annual Price Increase
Notwithstanding anything contained herein to the contrary, the estimated Service Fees set forth in this Exhibit O shall remain in effect until ****. Thereafter, Omnicare CR reserves the right to increase the price of the remaining Services under this Exhibit O as of each ****, such increases shall not exceed the percentage change of the Medical Services Price Index for the corresponding period.
ACCEPTANCE
The terms and conditions of the Master Agreement govern this Exhibit O and such document is incorporated herein by reference as if fully set forth herein.
BY AND BETWEEN:

Peplin Operations Pty Ltd.		Omnicare CR, Inc.

BY:	/s/ Philip Moody	BY:	/s/ Dale Evans, PhD

Name:	Philip Moody	Name:	Dale Evans, PhD

Title:	CFO & VP, Finance and Operations	Title:	Chief Executive Officer

Date:		Date:

****	Certain confidential information contained in this document, marked with four asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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